UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                        Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2017 through December 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Select Mid Cap Growth VCT Portfolio -- Class I Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        14

  Notes to Financial Statements                                               18

  Report of Independent Registered Public Accounting Firm                     21

  Additional Information                                                      22

  Trustees, Officers and Service Providers                                    23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/17
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of total long-term holdings)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     22.0%
Consumer Discretionary                                                     20.5%
Industrials                                                                19.0%
Health Care                                                                17.1%
Financials                                                                  7.8%
Materials                                                                   5.1%
Consumer Staples                                                            3.7%
Energy                                                                      2.1%
U.S.Government and Agency Obligations                                       1.4%
Real Estate                                                                 1.3%

5 Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
 1. Total System Services, Inc.                                            1.87%
--------------------------------------------------------------------------------
 2. Micron Technology, Inc.                                                1.70
--------------------------------------------------------------------------------
 3. Ross Stores, Inc.                                                      1.68
--------------------------------------------------------------------------------
 4. Centene Corp.                                                          1.64
--------------------------------------------------------------------------------
 5. Align Technology, Inc.                                                 1.63
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/17
--------------------------------------------------------------------------------

Prices and Distributions


Net Asset Value per Share                          12/31/17             12/31/16
    Class I                                        $30.23               $23.56

                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/17 - 12/31/17)               Income         Capital Gains     Capital Gains
    Class I                       $0.0208        $ --              $0.3320

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer Select Mid Cap Growth       Russell Mid cap
                 VCT Portfolio Class I               Growth Index
12/07            $10,000                             $10,000
12/08            $ 6,451                             $ 5,568
12/09            $ 9,326                             $ 8,145
12/10            $11,211                             $10,294
12/11            $10,958                             $10,124
12/12            $11,728                             $11,724
12/13            $16,707                             $15,914
12/14            $18,283                             $17,809
12/15            $18,580                             $17,773
12/16            $19,274                             $19,075
12/17            $25,062                             $23,895

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2017)

--------------------------------------------------------------------------------
                                                                  Russell Midcap
                                                      Class I       Growth Index
--------------------------------------------------------------------------------
10 Years                                              9.62%                9.10%
5 Years                                              16.40%               15.30%
1 Year                                               30.03%               25.27%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2
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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During
    Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from July 1, 2017 through December 31, 2017.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/17                                      $1,000.00
Ending Account Value on 12/31/17                                       $1,156.44
Expenses Paid During Period*                                           $    4.78

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.88% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2017 through December 31, 2017.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/17                                      $1,000.00
Ending Account Value on 12/31/17                                       $1,020.77
Expenses Paid During Period*                                           $    4.48

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.88% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                                               3
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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth VCT Portfolio during the 12-month period ended December 31, 2017. Mr. Winston, a senior vice president at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and lead portfolio manager of the Portfolio, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi Pioneer, and David Sobell, a vice president and a senior equity analyst at Amundi Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2017?

A: Pioneer Select Mid Cap Growth VCT Portfolio's Class I shares returned 30.03% at net asset value during the 12-month period ended December 31, 2017, while the Portfolio's benchmark, the Russell Midcap Growth Index, returned 25.27%. During the same 12-month period, the average return of the 98 variable portfolios in Lipper's Multi-Cap Growth Underlying Funds category was 28.96%.

Q: How would you describe the investment environment in the equity market during the 12-month period ended December 31, 2017?

A: The 12-month period was a strong one for the domestic equity market, with positive returns driven by improved business and consumer confidence levels as well as strong corporate earnings, which showed solid year-over-year gains in each quarter of the period. The Standard & Poor's 500 Index (the S&P 500), a measure of broader, large-cap domestic stocks, returned 21.82% for the 12-month period.

     Within the mid-cap universe, growth stocks significantly outpaced value stocks, as the Russell Midcap Growth Index, the Portfolio's benchmark, posted a 25.27% return, easily outdistancing the 13.34% return of the Russell Midcap Value Index during the 12-month period. This represented a complete reversal from the previous 12-month period (ended 12/31/16), during which the Russell Midcap Growth Index returned 7.33% and the Russell Midcap Value Index returned an even 20%.

     Although the U.S. Federal Reserve (the Fed) increased the discount rate multiple times during the 12-month period, interest rates continued to be very low by historical standards, and some investors have cheered what appears to be a "Goldilocks" environment, in which the U.S. has a reasonable level of economic growth combined with contained inflation measures (that is, not too hot and not too cold).

     Meanwhile, U.S. gross domestic product (GDP) accelerated during the period, with the second and third calendar quarters of 2017 showing an annualized growth rate above 3%. Signs of economic strength outside the U.S. - particularly in Europe - were another factor supporting equity market returns, thus setting up a scenario of synchronized global economic growth, which has not been seen for quite some time.

     Given an overall backdrop of accelerating domestic economic growth, synchronized global growth in other developed markets, stable long-term interest rates, strong business and consumer confidence, strong labor markets with a continued, gradual decline in unemployment, new tax reform legislation featuring reduced tax rates (signed into law in the final month of the period), and a growing expectation of reduced regulations, the equity market was a good place to be for investors during the last 12 months.

4
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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Q: Which sector allocation decisions had the greatest effects on the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2017?

A: Within the Russell Midcap Growth Index (the Russell Index), the best-performing sectors during the period were information technology, up 38%, financials, up 33%, and health care, up 31%. The worst performers in the Russell Index were energy, which was down by nearly 6%, and consumer staples, which had a positive return of more than 7%, but still lagged the top-performing sectors in the Portfolio's benchmark by a wide margin.

     Given those returns, sector allocation was essentially a neutral factor in the Portfolio's benchmark-relative performance during the period. Within asset allocation, the Portfolio's relative performance benefited from being overweight to the outperforming information technology sector for much of the period, and underweight to the consumer discretionary sector, which, like consumer staples, turned in solid performance during the period, but still significantly lagged the returns of the best-performing sectors. Those positives were offset by the negative effects of the Portfolio's overweight to energy, by far the worst performer in the Russell Index over the 12-month period.

Q: How did stock selection results factor into the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2017?

A: Positive stock selection results were responsible for all of the Portfolio's outperformance relative to the Russell Index during the period. In particular, the Portfolio's stock selection results in health care, information technology, and consumer discretionary significantly outpaced the benchmark's results. Meanwhile, stock selection in financials, energy, and consumer staples detracted slightly from benchmark-relative returns. Overall, strong stock selection in health care, information technology, and consumer discretionary more than offset the weakness in financials, energy, and consumer staples.

Q: Which individual Portfolio positions contributed the most to benchmark-relative returns during the 12-month period ended December 31, 2017?

A: In health care, the Portfolio's holdings of Sage Therapeutics, Exact Sciences, Align Technology, and Foundation Medicine were the top four overall contributors to benchmark-relative performance during the 12-month period.

     Sage is a biopharmaceutical company focused on treatments for disorders of the central nervous system, including schizophrenia and depression. Sage had eight drug-pipeline results over the course of 2017, with pipeline success representing the key driver of the shares' strong performance in the fourth quarter. Sage's lead molecule, Brexanolene, successfully completed pivotal studies related to postpartum depression, while another product, "SAGE-217," demonstrated proof-of-concept in treatment of a major depressive disorder. We believe these drugs represent breakthrough therapies for the treatment of serious depression. With its "Invisalign" system, Align Technology dominates the market for clear teeth-alignment products. The company's shares appreciated during the period after it demonstrated strong earnings growth and impressive innovation, which we believe should also benefit future earnings. We believe Align's competitive advantage - which is built around clinical effectiveness - is powerful and that the company's runway for growth remains significant, given that clear-aligner utilization is still low when compared with its potential, in our opinion. Exact Sciences has commercialized a non-invasive molecular screening test for the early detection of colorectal cancer. Exact's core screening test product, Cologuard, was launched in late 2014, but patient

                                                                               5
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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17                             (continued)
--------------------------------------------------------------------------------

     use of the product has only recently accelerated. Exact's shares advanced sharply during the period as the company reported strong revenue growth from increased patient use of Cologuard after additional medical insurance companies began covering reimbursement for use of the screening test. We expect other major medical insurers, including UnitedHealth Group and Aetna, to also begin reimbursing for the Cologuard test, which in turn may lead more physicians to order Cologuard for their patients. Such a development would reverse the obstacle that existed for years, which was lack of commercial insurance coverage of the test. Foundation Medicine provides diagnostic tests that enable optimal personalized cancer treatments. Foundation's shares rose sharply in the fourth quarter after the Food and Drug Administration (FDA) and Centers for Medicare and Medicaid Services (CMS) jointly announced approval as well as Medicare coverage for the company's "Foundation One" tests (via a parallel review process).

     In the information technology sector, positive stock selection results were broad-based, with strong picks in semiconductors and in software and services leading the way. In semiconductors, positions in Micron Technology and Lam Research were the Portfolio's two top performers within the group. Shares of Micron, a leading provider of memory semiconductors, advanced strongly over the period as the company posted multiple positive quarterly earnings reports and investors began to appreciate the generally favorable industry fundamentals for memory semiconductors. The industry has consolidated and competitors are acting more rationally, which has benefited pricing, while demand for memory is outstripping supply in multiple areas of the information technology sector. Lam Research is a leading provider of semiconductor capital equipment, particularly for the critical etch-and-deposition semiconductor manufacturing processes. Lam's shares appreciated during the period after the company reported strong revenue and earnings growth derived from market-share gains driven by new and innovative products. In software and services, the Portfolio's best performer was CoStar Group. CoStar is the leading software and information provider to the commercial real estate market. The company's shares appreciated during the period in response to solid sales growth and strong business execution.

Q: Which individual Portfolio positions detracted the most from benchmark-relative returns during the 12-month period ended December 31, 2017?

A: The worst-performing portfolio holdings relative to the Portfolio's benchmark during the period were Acuity Brands (industrials), Kroger (consumer staples), Molson Coors Brewing (consumer staples), and TESARO (health care).

     Acuity Brands is a distributor of lighting-and-control systems for commercial and residential applications. Acuity's shares declined over the 12-month period as the company missed on sales and earnings expectations, which management blamed on unexpected slowdowns in small projects. We trimmed the Portfolio's position in Acuity Brands, but maintained a holding as of period-end. Supermarket chain Kroger's performance was negatively affected earlier in the fiscal year by the announcement that Amazon was acquiring Whole Foods, potentially bringing a serious, well-funded competitor to the marketplace. The stock has rallied in recent months, but we liquidated the Portfolio's position before the rally began. Molson Coors Brewing was another stock that struggled earlier in the fiscal year, as management indicated that the company's future growth and profitability would likely be lower than expected. We subsequently sold the Portfolio's position. Finally, TESARO, which develops and commercializes cancer therapeutics,

6
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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

underperformed during the period and detracted from the Portfolio's relative returns. TESARO's core asset is the approved "PARP" inhibitor therapy Zejula, which was recently launched for ovarian cancer maintenance therapy. TESARO's shares declined in the fourth quarter of 2017 based on concerns that the commercial uptake for Zejula could be slower than expected due to greater competition from competing therapies. We sold the Portfolio's TESARO shares during the quarter.

Q: Did the Portfolio invest in any derivatives during the 12-month period ended December 31, 2017?

A:   No. We did not use derivatives during the period.

Q:   What is your outlook as the Portfolio heads into a new fiscal year?

A: We have a constructive view of domestic equities overall, given other investment alternatives. We believe the current business cycle still has legs: the lack of inflation should keep interest rates low; the global economy is showing attractive, synchronized growth; business confidence has improved; the consumer is in good shape; businesses seem likely to increasingly invest in capital projects to boost productivity; equity valuations are not unreasonable if interest rates do remain relatively low; and corporate earnings should benefit from lower corporate tax rates.

     In an environment of reasonable economic growth, favorable interest rates, growth tailwinds in multiple industry groups, and prospects for an acceleration in mergers and acquisitions, we believe mid-cap equities stand to benefit. We feel market participants will be willing to pay a premium for shares of companies that can exhibit sustainable growth characteristics and innovation -- characteristics found in the types of equities that we favor holding in the Portfolio.

     At the end of 2017, the Portfolio's largest overweight relative to the Russell Index remains in health care, with the largest underweight in the information technology sector. The Portfolio is overweight versus the benchmark to the consumer discretionary, industrials, and financials sectors, and underweight the real estate, materials, consumer staples, and energy sectors.

Please refer to the Schedule of Investments on pages 8 to 13 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.
                                                                               7
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Pioneer Select Mid Cap Growth VCT Portfolio    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17
--------------------------------------------------------------------------------

        Shares                                                                                     Value
                   UNAFFILIATED ISSUERS - 99.8%
                   COMMON STOCKS - 98.4% of Net Assets
                   Automobiles & Components - 1.1%
                   Auto Parts & Equipment - 1.1%
         9,853     Aptiv Plc                                                             $       835,830
         3,030     Lear Corp.                                                                    535,280
                                                                                         ---------------
                   Total Automobiles & Components                                        $     1,371,110
                                                                                         ---------------
                   Banks - 0.6%
                   Regional Banks - 0.6%
         3,126(a)  SVB Financial Group                                                   $       730,765
                                                                                         ---------------
                   Total Banks                                                           $       730,765
                                                                                         ---------------
                   Capital Goods - 13.5%
                   Aerospace & Defense - 1.3%
         3,865     L3 Technologies, Inc.                                                 $       764,690
        14,035     Textron, Inc.                                                                 794,241
                                                                                         ---------------
                                                                                         $     1,558,931
                                                                                         ---------------
                   Building Products - 0.7%
        13,419     AO Smith Corp.                                                        $       822,316
                                                                                         ---------------
                   Construction & Engineering - 1.2%
         7,997(a)  Dycom Industries, Inc.                                                $       891,106
        11,396(a)  MasTec, Inc.                                                                  557,834
                                                                                         ---------------
                                                                                         $     1,448,940
                                                                                         ---------------
                   Construction Machinery & Heavy Trucks - 0.6%
         7,643     Oshkosh Corp.                                                         $       694,672
                                                                                         ---------------
                   Electrical Components & Equipment - 0.5%
        11,578(a)  Sensata Technologies Holding NV                                       $       591,752
                                                                                         ---------------
                   Industrial Conglomerates - 1.4%
         6,946     Roper Technologies, Inc.                                              $     1,799,014
                                                                                         ---------------
                   Industrial Machinery - 6.2%
        24,692     Albany International Corp., Class A                                   $     1,517,324
        19,232     Fortive Corp.                                                               1,391,435
        35,782(a)  Gardner Denver Holdings, Inc.                                               1,214,083
         5,010(a)  Middleby Corp.                                                                676,100
         7,932     Stanley Black & Decker, Inc.                                                1,345,981
        22,202     Xylem, Inc.                                                                 1,514,176
                                                                                         ---------------
                                                                                         $     7,659,099
                                                                                         ---------------
                   Trading Companies & Distributors - 1.6%
        11,530(a)  United Rentals, Inc.                                                  $     1,982,122
                                                                                         ---------------
                   Total Capital Goods                                                   $    16,556,846
                                                                                         ---------------
                   Commercial Services & Supplies - 2.1%
                   Environmental & Facilities Services - 1.2%
        20,945     Waste Connections, Inc.                                               $     1,485,838
                                                                                         ---------------
                   Research & Consulting Services - 0.9%
        11,967(a)  Verisk Analytics, Inc., Class A                                       $     1,148,832
                                                                                         ---------------
                   Total Commercial Services & Supplies                                  $     2,634,670
                                                                                         ---------------

  The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

        Shares                                                                                     Value
                   Consumer Durables & Apparel - 2.5%
                   Apparel, Accessories & Luxury Goods - 1.3%
         9,818(a)  Lululemon Athletica, Inc.                                             $       771,597
        20,132     Tapestry, Inc.                                                                890,438
                                                                                         ---------------
                                                                                         $     1,662,035
                                                                                         ---------------
                   Home Furnishings - 1.2%
         5,225(a)  Mohawk Industries, Inc.                                               $     1,441,577
                                                                                         ---------------
                   Total Consumer Durables & Apparel                                     $     3,103,612
                                                                                         ---------------
                   Consumer Services - 8.2%
                   Casinos & Gaming - 1.3%
        49,216     MGM Resorts International                                             $     1,643,322
                                                                                         ---------------
                   Hotels, Resorts & Cruise Lines - 1.5%
         7,397     Hilton Worldwide Holdings, Inc.                                       $       590,725
        24,217(a)  Norwegian Cruise Line Holdings, Ltd.                                        1,289,555
                                                                                         ---------------
                                                                                         $     1,880,280
                                                                                         ---------------
                   Leisure Facilities - 1.7%
        32,468(a)  Planet Fitness, Inc., Class A                                         $     1,124,367
        14,681     Six Flags Entertainment Corp.                                                 977,314
                                                                                         ---------------
                                                                                         $     2,101,681
                                                                                         ---------------
                   Restaurants - 2.8%
        37,393     Brinker International, Inc.                                           $     1,452,344
         2,398(a)  Chipotle Mexican Grill, Inc., Class A                                         693,094
        23,249(a)  Dave & Buster's Entertainment, Inc.                                         1,282,647
                                                                                         ---------------
                                                                                         $     3,428,085
                                                                                         ---------------
                   Specialized Consumer Services - 0.9%
        20,256(a)  ServiceMaster Global Holdings, Inc.                                   $     1,038,525
                                                                                         ---------------
                   Total Consumer Services                                               $    10,091,893
                                                                                         ---------------
                   Diversified Financials - 5.6%
                   Asset Management & Custody Banks - 1.5%
         3,190     Affiliated Managers Group, Inc.                                       $       654,747
        33,501     Invesco, Ltd.                                                               1,224,127
                                                                                         ---------------
                                                                                         $     1,878,874
                                                                                         ---------------
                   Consumer Finance - 1.0%
        32,434     Synchrony Financial                                                   $     1,252,277
                                                                                         ---------------
                   Financial Exchanges & Data - 2.1%
         5,727     Cboe Global Markets, Inc.                                             $       713,527
         5,001     MarketAxess Holdings, Inc.                                                  1,008,952
         5,171     S&P Global, Inc.                                                              875,967
                                                                                         ---------------
                                                                                         $     2,598,446
                                                                                         ---------------
                   Investment Banking & Brokerage - 1.0%
        22,721     TD Ameritrade Holding Corp.                                           $     1,161,725
                                                                                         ---------------
                   Total Diversified Financials                                          $     6,891,322
                                                                                         ---------------
                   Energy - 2.1%
                   Oil & Gas Exploration & Production - 2.1%
        42,986     Cabot Oil & Gas Corp.                                                 $     1,229,400
        10,696     Cimarex Energy Co.                                                          1,305,019
                                                                                         ---------------
                   Total Energy                                                          $     2,534,419
                                                                                         ---------------

     The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

        Shares                                                                                     Value
                   Food, Beverage & Tobacco - 3.6%
                   Distillers & Vintners - 0.7%
         3,716     Constellation Brands, Inc., Class A                                   $       849,366
                                                                                         ---------------
                   Packaged Foods & Meats - 2.3%
        12,685(a)  Blue Buffalo Pet Products, Inc.                                       $       415,941
        27,977(a)  Hain Celestial Group, Inc.                                                  1,185,945
        78,438(a)  Nomad Foods, Ltd.                                                           1,326,387
                                                                                         ---------------
                                                                                         $     2,928,273
                                                                                         ---------------
                   Soft Drinks - 0.6%
        11,290(a)  Monster Beverage Corp.                                                $       714,544
                                                                                         ---------------
                   Total Food, Beverage & Tobacco                                        $     4,492,183
                                                                                         ---------------
                   Health Care Equipment & Services - 8.8%
                   Health Care Equipment - 1.9%
        35,851(a)  Boston Scientific Corp.                                               $       888,746
         5,382(a)  Inogen, Inc.                                                                  640,889
         8,404(a)  Penumbra, Inc.                                                                790,816
                                                                                         ---------------
                                                                                         $     2,320,451
                                                                                         ---------------
                   Health Care Services - 0.6%
        19,620(a)  Teladoc, Inc.                                                         $       683,757
                                                                                         ---------------
                   Health Care Supplies - 2.4%
         9,011(a)  Align Technology, Inc.                                                $     2,002,154
         4,347     Cooper Cos., Inc.                                                             947,125
                                                                                         ---------------
                                                                                         $     2,949,279
                                                                                         ---------------
                   Health Care Technology - 0.6%
        12,787(a)  Veeva Systems, Inc., Class A                                          $       706,865
                                                                                         ---------------
                   Managed Health Care - 3.3%
        19,951(a)  Centene Corp.                                                         $     2,012,657
         3,571     Humana, Inc.                                                                  885,858
         6,032(a)  WellCare Health Plans, Inc.                                                 1,213,095
                                                                                         ---------------
                                                                                         $     4,111,610
                                                                                         ---------------
                   Total Health Care Equipment & Services                                $    10,771,962
                                                                                         ---------------
                   Insurance - 1.6%
                   Multi-line Insurance - 0.6%
        12,933     Hartford Financial Services Group, Inc.                               $       727,869
                                                                                         ---------------
                   Property & Casualty Insurance - 1.0%
        11,730     Allstate Corp.                                                        $     1,228,249
                                                                                         ---------------
                   Total Insurance                                                       $     1,956,118
                                                                                         ---------------
                   Materials - 5.1%
                   Construction Materials - 1.2%
        11,454     Vulcan Materials Co.                                                  $     1,470,350
                                                                                         ---------------
                   Fertilizers & Agricultural Chemicals - 1.0%
        13,094     FMC Corp.                                                             $     1,239,478
                                                                                         ---------------
                   Forest Products - 0.6%
        19,142     Boise Cascade Co.                                                     $       763,766
                                                                                         ---------------
                   Metal & Glass Containers - 0.7%
        16,952     CCL Industries, Inc., Class B                                         $       785,208
                                                                                         ---------------
                   Paper Packaging - 1.0%
        10,263     Packaging Corp. of America                                            $     1,237,205
                                                                                         ---------------

 The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

        Shares                                                                                     Value
                   Specialty Chemicals - 0.6%
         1,807     Sherwin-Williams Co.                                                  $       740,942
                                                                                         ---------------
                   Total Materials                                                       $     6,236,949
                                                                                         ---------------
                   Media - 1.3%
                   Movies & Entertainment - 1.3%
        37,138(a)  Live Nation Entertainment, Inc.                                       $     1,580,965
                                                                                         ---------------
                   Total Media                                                           $     1,580,965
                                                                                         ---------------
                   Pharmaceuticals, Biotechnology & Life Sciences - 8.3%
                   Biotechnology - 6.3%
         8,278(a)  Alnylam Pharmaceuticals, Inc.                                         $     1,051,720
         2,673(a)  Avexis, Inc.                                                                  295,821
        12,319(a)  Esperion Therapeutics, Inc.                                                   811,083
        25,803(a)  Exact Sciences Corp.                                                        1,355,690
        19,708(a)  Foundation Medicine, Inc.                                                   1,344,085
         3,093(a)  Incyte Corp.                                                                  292,938
         5,783(a)  Loxo Oncology, Inc.                                                           486,813
         8,664(a)  Sage Therapeutics, Inc.                                                     1,427,047
         4,429(a)  Vertex Pharmaceuticals, Inc.                                                  663,730
                                                                                         ---------------
                                                                                         $     7,728,927
                                                                                         ---------------
                   Life Sciences Tools & Services - 1.7%
        11,862(a)  Charles River Laboratories International, Inc.                        $     1,298,296
         4,361(a)  Waters Corp.                                                                  842,502
                                                                                         ---------------
                                                                                         $     2,140,798
                                                                                         ---------------
                   Pharmaceuticals - 0.3%
         2,589(a)  Jazz Pharmaceuticals Plc                                              $       348,609
                                                                                         ---------------
                   Total Pharmaceuticals, Biotechnology & Life Sciences                  $    10,218,334
                                                                                         ---------------
                   Real Estate - 1.3%
                   Real Estate Services - 0.7%
         6,201     Jones Lang LaSalle, Inc.                                              $       923,515
                                                                                         ---------------
                   Specialized REIT - 0.6%
         1,520     Equinix, Inc.                                                         $       688,894
                                                                                         ---------------
                   Total Real Estate                                                     $     1,612,409
                                                                                         ---------------
                   Retailing - 7.3%
                   Apparel Retail - 1.7%
        25,687     Ross Stores, Inc.                                                     $     2,061,382
                                                                                         ---------------
                   Automotive Retail - 1.5%
         7,724(a)  O'Reilly Automotive, Inc.                                             $     1,857,931
                                                                                         ---------------
                   Distributors - 0.7%
        22,349(a)  LKQ Corp.                                                             $       908,934
                                                                                         ---------------
                   General Merchandise Stores - 1.9%
        15,865(a)  Dollar Tree, Inc.                                                     $     1,702,473
        11,518(a)  Ollie's Bargain Outlet Holdings, Inc.                                         613,334
                                                                                         ---------------
                                                                                         $     2,315,807
                                                                                         ---------------
                   Internet Retail - 0.7%
         7,020     Expedia, Inc.                                                         $       840,785
                                                                                         ---------------
                   Specialty Stores - 0.8%
         4,358(a)  Ulta Beauty, Inc.                                                     $       974,710
                                                                                         ---------------
                   Total Retailing                                                       $     8,959,549
                                                                                         ---------------

    The accompanying notes are an integral part of these financial statements.

 Pioneer Select Mid Cap Growth VCT Portfolio    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

        Shares                                                                                     Value
                   Semiconductors & Semiconductor Equipment - 6.7%
                   Semiconductor Equipment - 0.8%
         5,037     Lam Research Corp.                                                    $       927,161
                                                                                         ---------------
                   Semiconductors - 5.9%
        14,305     Analog Devices, Inc.                                                  $     1,273,574
         6,901(a)  Cavium, Inc.                                                                  578,511
        67,692     Cypress Semiconductor Corp.                                                 1,031,626
        50,733(a)  Micron Technology, Inc.                                                     2,086,141
        12,856(a)  Microsemi Corp.                                                               664,012
        58,239(a)  ON Semiconductor Corp.                                                      1,219,525
         4,896     Skyworks Solutions, Inc.                                                      464,875
                                                                                         ---------------
                                                                                         $     7,318,264
                                                                                         ---------------
                   Total Semiconductors & Semiconductor Equipment                        $     8,245,425
                                                                                         ---------------
                   Software & Services - 13.8%
                   Application Software - 4.3%
         5,545     Blackbaud, Inc.                                                       $       523,947
         8,608     Intuit, Inc.                                                                1,358,170
        12,142(a)  RealPage, Inc.                                                                537,891
        13,443(a)  Splunk, Inc.                                                                1,113,618
        14,347     SS&C Technologies Holdings, Inc.                                              580,766
         6,069(a)  Synopsys, Inc.                                                                517,322
        20,043(a)  Zendesk, Inc.                                                                 678,255
                                                                                         ---------------
                                                                                         $     5,309,969
                                                                                         ---------------
                   Data Processing & Outsourced Services - 4.5%
         8,827(a)  Black Knight, Inc.                                                    $       389,712
        16,807     Fidelity National Information Services, Inc.                                1,581,371
        28,995     Total System Services, Inc.                                                 2,293,214
        17,081(a)  Vantiv, Inc., Class A                                                       1,256,308
                                                                                         ---------------
                                                                                         $     5,520,605
                                                                                         ---------------
                   Internet Software & Services - 3.0%
         6,550(a)  CoStar Group, Inc.                                                    $     1,945,023
        13,329(a)  GrubHub, Inc.                                                                 957,022
        21,565(a)  Hortonworks, Inc.                                                             433,672
         3,503(a)  Shopify, Inc., Class A                                                        353,803
                                                                                         ---------------
                                                                                         $     3,689,520
                                                                                         ---------------
                   IT Consulting & Other Services - 0.5%
         5,239(a)  Gartner, Inc.                                                         $       645,183
                                                                                         ---------------
                   Systems Software - 1.5%
        14,307(a)  ServiceNow, Inc.                                                      $     1,865,489
                                                                                         ---------------
                   Total Software & Services                                             $    17,030,766
                                                                                         ---------------
                   Technology Hardware & Equipment - 2.2%
                   Communications Equipment - 0.7%
         5,931     Harris Corp.                                                          $       840,126
                                                                                         ---------------
                   Electronic Components - 0.3%
         1,817     Universal Display Corp.                                               $       313,705
                                                                                         ---------------
                   Electronic Equipment & Instruments - 0.5%
         2,371(a)  Coherent, Inc.                                                        $       669,144
                                                                                         ---------------
                   Technology Distributors - 0.7%
        11,876     CDW Corp.                                                             $       825,263
                                                                                         ---------------
                   Total Technology Hardware & Equipment                                 $     2,648,238
                                                                                         ---------------

  The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

        Shares                                                                                     Value
                   Transportation - 2.7%
                   Air Freight & Logistics - 1.4%
        19,186(a)  XPO Logistics, Inc.                                                   $     1,757,246
                                                                                         ---------------
                   Airlines - 1.3%
        30,250     American Airlines Group, Inc.                                         $     1,573,907
                                                                                         ---------------
                   Total Transportation                                                  $     3,331,153
                                                                                         ---------------
                   TOTAL COMMON STOCKS
                   (Cost $88,870,255)                                                    $   120,998,688
                                                                                         ---------------

     Principal
        Amount
        USD ($)
                   U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.4% of Net Assets
       310,000(b)  U.S. Treasury Bills, 1/11/18                                          $       309,909
     1,449,100(b)  U.S. Treasury Bills, 1/25/18                                                1,447,961
                                                                                         ---------------
                                                                                         $     1,757,870
                                                                                         ---------------
                   TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                   (Cost $1,757,903)                                                     $     1,757,870
                                                                                         ---------------
                   TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS - 99.8%
                   (Cost $90,628,158)                                                    $   122,756,558
                                                                                         ---------------
                   OTHER ASSETS AND LIABILITIES - 0.2%                                   $       250,436
                                                                                         ---------------
                   NET ASSETS - 100.0%                                                   $   123,006,994
                                                                                         ===============

REIT Real Estate Investment Trust.

(a)  Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2017, aggregated $97,267,401 and $115,626,570, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the year ended December 31, 2017, the Portfolio did not engage in cross trade activity.

At December 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $91,092,295 was as follows:

              Aggregate gross unrealized appreciation for all investments
                 in which there is an excess of value over tax cost             $32,660,071
              Aggregate gross unrealized depreciation for all investments
                 in which there is an excess of tax cost over value                (995,808)
                                                                                -----------
              Net unrealized appreciation                                       $31,664,263
                                                                                ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2017, in valuing the Portfolio's investments.

                                                      Level 1        Level 2      Level 3       Total
Common Stocks                                      $120,998,688    $       --     $    --   $120,998,688
U.S. Government and Agency Obligations                       --     1,757,870          --      1,757,870
                                                   ------------    ----------     --------  ------------
   Total Investments in Securities                 $120,998,688    $1,757,870     $    --   $122,756,558
                                                   ============    ==========     ========  ============

During the year ended December 31, 2017, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/17
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $90,628,158)           $122,756,558
  Cash                                                                            245,899
  Receivables --
     Investment securities sold                                                   491,212
     Portfolio shares sold                                                        127,389
     Dividends                                                                     34,418
     Due from the Adviser                                                          20,906
  Other assets                                                                         20
                                                                             ------------
         Total assets                                                        $123,676,402
                                                                             ------------
LIABILITIES:
   Payables --
     Investment securities purchased                                         $    519,956
     Portfolio shares repurchased                                                  90,851
     Trustees' fees                                                                    78
     Professional fees                                                             34,147
   Due to affiliates                                                               12,775
   Accrued expenses                                                                11,601
                                                                             ------------
         Total liabilities                                                   $    669,408
                                                                             ------------

NET ASSETS:
  Paid-in capital                                                            $ 75,225,831
  Accumulated net realized gain on investments                                 15,652,763
  Net unrealized appreciation on investments                                   32,128,400
                                                                             ------------
        Net assets                                                           $123,006,994
                                                                             ============
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $123,006,994/4,068,622 shares)                          $      30.23
                                                                             ============

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio PIONEER     VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/17

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes withheld $1,201)             $   774,320
  Interest from unaffiliated issuers                                                           2,248
                                                                                         -----------
        Total investment income                                                                          $   776,568
                                                                                                         -----------
EXPENSES:
  Management fees                                                                        $   846,535
  Administrative expense                                                                      43,431
  Professional fees                                                                           40,985
  Printing expense                                                                            30,757
  Custodian fees                                                                              23,630
  Trustees' fees                                                                               7,285
  Miscellaneous                                                                                9,192
                                                                                         -----------
     Total expenses                                                                                      $ 1,001,815
                                                                                                         -----------
         Net investment loss                                                                             $  (225,247)
                                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments in unaffiliated issuers                                                  $16,650,677
    Other assets and liabilities denominated in foreign currencies                              (328)    $16,650,349
                                                                                         -----------     -----------
  Change in net unrealized appreciation on:
     Investments in unaffiliated issuers                                                 $13,737,142     $13,737,142
                                                                                         -----------     -----------
  Net realized and unrealized gain (loss) on investments                                                 $30,387,491
                                                                                                         ===========
  Net increase in net assets resulting from operations                                                   $30,162,244
                                                                                                         ===========

    The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                Year Ended          Year Ended
                                                                                                 12/31/17            12/31/16*
FROM OPERATIONS:
Net investment income (loss)                                                                 $      (225,247)     $        68,192
Net realized gain (loss) on investments                                                           16,650,349            1,468,086
Change in net unrealized appreciation (depreciation) on investments                               13,737,142            2,324,185
                                                                                             ---------------      ---------------
       Net increase in net assets resulting from operations                                  $    30,162,244      $     3,860,463
                                                                                             ---------------      ---------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.02 and $0.00 per share, respectively)                                      $       (88,902)     $           --
Net realized gain:
       Class I ($0.33 and $3.44 per share, respectively)                                          (1,419,009)         (14,947,722)
                                                                                             ---------------      ---------------
           Total distributions to shareowners                                                $    (1,507,911)     $   (14,947,722)
                                                                                             ---------------      ---------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                            $     5,797,789      $     5,535,855
Reinvestment of distributions                                                                      1,507,911           14,947,722
Cost of shares repurchased                                                                       (22,879,519)         (19,196,767)
                                                                                             ---------------      ---------------
     Net increase (decrease) in net assets resulting from Portfolio share transactions       $   (15,573,819)     $     1,286,810
                                                                                             ---------------      ---------------
     Net increase (decrease) in net assets                                                   $    13,080,514      $    (9,800,449)
NET ASSETS:
Beginning of year                                                                            $   109,926,480      $   119,726,929
                                                                                             ---------------      ---------------
End of year                                                                                  $   123,006,994      $   109,926,480
                                                                                             ---------------      ---------------
Undistributed net investment income                                                          $            --      $        89,788
                                                                                             ===============      ===============

-----------------------------------------------------------------------------------------------------------------------
                                                        Year Ended       Year Ended       Year Ended       Year Ended
                                                         12/31/17         12/31/17         12/31/16*        12/31/16*
                                                         Shares            Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------------------------
CLASS I
Shares sold                                              215,991        $  5,797,789       231,442       $    5,535,855
Reinvestment of distributions                             57,205           1,507,911       649,619           14,947,722
Less shares repurchased                                 (870,834)        (22,879,519)     (800,788)         (19,196,767)
                                                       ---------        ------------      --------       --------------
     Net increase (decrease)                            (597,638)       $(15,573,819)       80,273       $    1,286,810
                                                       =========        ============      ========       ==============

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

  The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended     Year Ended    Year Ended    Year Ended       Year Ended
                                                             12/31/17       12/31/16*     12/31/15*     12/31/14*        12/31/13
Class I
Net asset value, beginning of period                        $   23.56      $  26.11      $  28.73      $    32.78       $   24.07
                                                            ---------      --------      --------      ----------       ---------
Increase (decrease) from investment operations:
    Net investment income (loss)                            $   (0.05)(a)  $   0.01(a)   $  (0.04)(a)  $    (0.07)      $   (0.11)
    Net realized and unrealized gain (loss) on investments       7.07          0.88          0.68            2.93           10.05
                                                            ---------      --------      --------      ----------       ---------
      Net increase (decrease) from investment operations    $    7.02      $   0.89      $   0.64      $     2.86       $    9.94
                                                            ---------      --------      --------      ----------       ---------
Distribution to shareowners:
    Net investment income                                   $   (0.02)     $     --      $     --      $       --       $      --
    Net realized gain                                           (0.33)        (3.44)        (3.26)          (6.91)          (1.23)
                                                            ---------      --------      --------      ----------       ---------
Total distributions                                         $   (0.35)     $  (3.44)     $  (3.26)     $    (6.91)      $   (1.23)
                                                            ---------      --------      --------      ----------       ---------
Net increase (decrease) in net asset value                  $    6.67      $  (2.55)     $  (2.62)     $    (4.05)      $    8.71
                                                            ---------      --------      --------      ----------       ---------
Net asset value, end of period                              $   30.23      $  23.56      $  26.11      $    28.73       $   32.78
                                                            =========      ========      ========      ==========       =========
Total return (b)                                                30.03%         3.74%(c)      1.63%(d)        9.43%(e)       42.46%
Ratios of net expenses to average net assets (f)                 0.88%         0.86%         0.86%           0.86%           0.84%
Ratio of net investment income (loss) to average net assets     (0.20)%        0.06%        (0.13)%         (0.25)%         (0.36)%
Portfolio turnover rate                                            85%           97%           93%            106%            162%
Net assets, end of period (in thousands)                    $ 123,007      $109,926      $119,727      $  132,496       $ 135,657


* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the years presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 3.65%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 1.59%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 9.35%.

(f)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

  The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

     considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2017, the Portfolio reclassified $224,361 to decrease distributions in excess of net investment income and $224,361 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

     The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                                           2017          2016
--------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                   $    88,902   $        --
     Long-term capital gain                              1,419,009    14,947,722
                                                       -----------   -----------
      Total                                            $ 1,507,911   $14,947,722
                                                       ===========   ===========

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

--------------------------------------------------------------------------------
                                                                         2017
--------------------------------------------------------------------------------
     Distributable Earnings:
     Undistributed ordinary income                                   $ 3,284,610
     Undistributed long-term capital gain                             12,832,290
     Net unrealized appreciation                                      31,664,263
                                                                     -----------
      Total                                                          $47,781,163
                                                                     ===========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse Investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

     Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $12,775 in management fees, administrative costs and certain other reimbursements due to the Adviser at December 31, 2017.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown in the Statement of Operations and the Statement of Assets and Liabilities, respectively, include subtransfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

20
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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Select Mid Cap Growth VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Select Mid Cap Growth VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended December 31, 2013 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
February 14, 2018

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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Amundi Pioneer Asset Management, Inc.                       The portfolio's Trustees and officers are listed below,
                                                            together with their principal occupations and other
Custodian and Sub-Administrator                             directorships they have held during at least the past five
Brown Brothers Harriman & Co.                               years. Trustees who are interested persons of the portfolios within the meaning of the 1940 Act are referred to as
Independent Registered Public Accounting Firm               Interested Trustees. Trustees who are not interested persons
Ernst & Young LLP                                           of the portfolio are referred to as Independent Trustees.
                                                            Each of the Trustees serves as a Trustee of each of the 44
Principal Underwriter                                       U.S. registered investment portfolios for which Amundi
Amundi Pioneer Distributor, Inc.                            Pioneer serves as investment adviser (the "Pioneer Funds").
                                                            The address for all Trustees and all officers of the
Legal Counsel                                               portfolios is 60 State Street, Boston, Massachusetts 02109.
Morgan, Lewis & Bockius LLP
                                                            The Statement of Additional Information of the Portfolio
Shareowner Services and Transfer Agent                      includes additional information about the Trustees and is
DST Asset Manager Solutions, Inc.                           available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (67)         Trustee since 2006. Serves     Private investor (2004 - 2008 and 2013   Director, Broadridge Financial
Chairman of the Board and    until a successor trustee is   - present); Chairman (2008 - 2013) and   Solutions, Inc. (investor
Trustee                      elected or earlier retirement  Chief Executive Officer (2008 - 2012),   communications and securities
                             or removal.                    Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)           Trustee since 2005. Serves     Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                      until a successor trustee is   Advisors (corporate advisory services    Trust (publicly-traded mortgage
                             elected or earlier retirement  company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                             or removal.                    present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and consulting  fund) (2010 - present);
                                                            company) (2010); Executive Vice          Director of Oxford Analytica,
                                                            President and Chief Financial Officer,   Inc. (2008 - present); and
                                                            I-trax, Inc. (publicly traded health     Director of Enterprise
                                                            care services company) (2004 - 2007);    Community Investment, Inc.
                                                            and Executive Vice President and Chief   (privately-held affordable
                                                            Financial Officer, Pedestal Inc.         housing finance company) (1985
                                                            (internet-based mortgage trading         - 2010)
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); Executive, The World Bank (1979
                                                            - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008. Serves     William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      until a successor trustee is   Political Economy, Harvard University    Funds Investment Trust and
                             elected or earlier retirement  (1972 - present)                         Mellon Institutional Funds
                             or removal.                                                             Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

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Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (70)    Trustee since 2000. Serves     Founding Director, Vice-President and    None
Trustee                      until a successor trustee is   Corporate Secretary, The Winthrop
                             elected or earlier retirement  Group, Inc. (consulting firm) (1982 -
                             or removal.                    present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            present); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017. (Advisory  Chief Investment Officer, 1199 SEIU      None
Trustee                      Trustee from 2014 - 2017)      Funds (healthcare workers union pension
                             Serves until a successor       funds) (2001 - present); Vice President
                             trustee is elected or earlier  - International Investments Group,
                             retirement or removal.         American International Group, Inc.
                                                            (insurance company) (1993 - 2001); Vice
                                                            President, Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd.
                                                            (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 1995. Serves     President and Chief Executive Officer,   Director of New America High
Trustee                      until a successor trustee is   Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                             elected or earlier retirement  banking firm) (1981 - present)           investment company) (2004 -
                             or removal.                                                             present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014. Serves     Consultant (investment company           None
Trustee                      until a successor trustee is   services) (2012 - present); Executive
                             elected or earlier retirement  Vice President, BNY Mellon (financial
                             or removal.                    and investment company services) (1969
                                                            - 2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon
                                                            Overseas Investment Corp. (financial
                                                            services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (55)*          Trustee since 2017. Serves     Chair, Director, CEO and President of    None
Trustee, President and Chief until a successor trustee is   Amundi Pioneer Asset Management USA,
Executive Officer            elected or earlier retirement  Inc. (since September 2014); Chair,
                             or removal                     Director and CEO of Amundi Pioneer
                                                            Asset Management, Inc. (since September
                                                            2014); Chair, Director and CEO of
                                                            Amundi Pioneer Distributor, Inc. (since
                                                            September 2014); Chair, Director, CEO
                                                            and President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Managing
                                                            Director, Morgan Stanley Investment
                                                            Management (2010 - 2013); Director of
                                                            Institutional Business, CEO of
                                                            International, Eaton Vance Management
                                                            (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014. Serves     Director and Executive Vice President    None
Trustee                      until a successor trustee is   (since 2008) and Chief Investment
                             elected or earlier retirement  Officer, U.S. (since 2010) of Amundi
                             or removal                     Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the portfolio's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J. Kelley (53)   Since 2003. Serves at the      Vice President and Associate General     None
Secretary and Chief          discretion of the Board        Counsel of Amundi Pioneer since January
Legal Officer                                               2008; Secretary and Chief Legal Officer
                                                            of all of the Pioneer Funds since June
                                                            2010; Assistant Secretary of all of the
                                                            Pioneer Funds from September 2003 to
                                                            May 2010; Vice President and Senior
                                                            Counsel of Amundi Pioneer from July
                                                            2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at the      Fund Governance Director of Amundi       None
Assistant Secretary          discretion of the Board        Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION         TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST            LENGTH OF SERVICE            PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (55)              Since 2010. Serves at the    Senior Counsel of Amundi Pioneer since   None
Assistant Secretary            discretion of the Board      May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010;
                                                            Counsel of Amundi Pioneer from June
                                                            2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves at the    Vice President - Fund Treasury of        None
Treasurer and Chief Financial  discretion of the Board      Amundi Pioneer; Treasurer of all of the
and Accounting Officer                                      Pioneer Funds since March 2008; Deputy
                                                            Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)          Since 2000. Serves at the    Director - Fund Treasury of Amundi       None
Assistant Treasurer            discretion of the Board      Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)             Since 2002. Serves at the    Fund Accounting Manager - Fund Treasury  None
Assistant Treasurer            discretion of the Board      of Amundi Pioneer; and Assistant
                                                            Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves at the    Fund Administration Manager - Fund       None
Assistant Treasurer            discretion of the Board      Treasury of Amundi Pioneer since
                                                            November 2008; Assistant Treasurer of
                                                            all of the Pioneer Funds since January
                                                            2009; Client Service Manager -
                                                            Institutional Investor Services at
                                                            State Street Bank from March 2003 to
                                                            March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves at the    Chief Compliance Officer of Amundi       None
Chief Compliance Officer       discretion of the Board      Pioneer and of all the Pioneer Funds
                                                            since March 2010; Chief Compliance
                                                            Officer of Amundi Pioneer Institutional
                                                            Asset Management, Inc. since January
                                                            2012; Chief Compliance Officer of
                                                            Vanderbilt Capital Advisors, LLC since
                                                            July 2012: Director of Adviser and
                                                            Portfolio Compliance at Amundi Pioneer
                                                            since October 2005; Senior Compliance
                                                            Officer for Columbia Management
                                                            Advisers, Inc. from October 2003 to
                                                            October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)           Since 2006. Serves at the    Director - Transfer Agency Compliance    None
Anti-Money Laundering Officer  discretion of the Board      of Amundi Pioneer and Anti-Money
                                                            Laundering Officer of all the Pioneer
                                                            Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                      This page is for your notes.

                      This page is for your notes.

                      This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18655-12-0218

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        10

  Notes to Financial Statements                                               15

  Report of Independent Registered Public Accounting Firm                     19

  Additional Information                                                      20

  Trustees, Officers and Service Providers                                    21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/17
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 29.3%
Information Technology                                                     14.5%
Consumer Discretionary                                                     13.9%
Energy                                                                      9.3%
Industrials                                                                 8.8%
Health Care                                                                 7.4%
Materials                                                                   6.2%
Real Estate                                                                 5.1%
Consumer Staples                                                            3.0%
Utilities                                                                   1.4%
Telecommunication Services                                                  1.1%

5 Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
1. Jazz Pharmaceuticals Plc                                                4.40%
--------------------------------------------------------------------------------
2. Synchrony Financial                                                     3.95
--------------------------------------------------------------------------------
3. ON Semiconductor Corp.                                                  3.47
--------------------------------------------------------------------------------
4. Norwegian Cruise Line Holdings, Ltd.                                    3.45
--------------------------------------------------------------------------------
5. First Solar, Inc.                                                       2.89
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/17
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                             12/31/17          12/31/16
    Class I                                           $  21.11          $  20.49
    Class II                                          $  20.87          $  20.28

                           Net
Distributions per Share    Investment           Short-Term         Long-Term
(1/1/17 - 12/31/17)        Income               Capital Gains      Capital Gains
    Class I                $0.1802              $0.2453            $1.4446
    Class II               $0.1303              $0.2453            $1.4446

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Pioneer Mid Cap Value    Pioneer Mid Cap Value          Russell Midcap
          VCT Portfolio Class I    VCT Portfolio Class II         Value Index
12/07     $10,000                  $10,000                        $10,000
12/08     $ 6,642                  $ 6,624                        $ 6,156
12/09     $ 8,341                  $ 8,298                        $ 8,261
12/10     $ 9,861                  $ 9,782                        $10,306
12/11     $ 9,305                  $ 9,211                        $10,164
12/12     $10,339                  $10,208                        $12,044
12/13     $13,761                  $13,552                        $16,074
12/14     $15,838                  $15,557                        $18,445
12/15     $14,865                  $14,569                        $17,563
12/16     $17,326                  $16,933                        $21,076
12/17     $19,608                  $19,112                        $23,888

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2017)

--------------------------------------------------------------------------------
                                                                  Russell Midcap
                          Class I              Class II             Value Index
--------------------------------------------------------------------------------
10 Years                   6.97%                 6.69%                9.10%
5 Years                   13.66%                13.36%               14.68%
1 Year                    13.17%                12.87%               13.34%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2017 through December 31, 2017.

         Share Class                                    I                II
         ----------------------------------------------------------------------
         Beginning Account Value on 7/1/17          $1,000.00         $1,000.00
         Ending Account Value on 12/31/17           $1,100.02         $1,098.38
         Expenses Paid During Period*               $    3.76         $    5.08

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2017 through December 31, 2017.

         Share Class                                    I                II
         ----------------------------------------------------------------------
         Beginning Account Value on 7/1/17          $1,000.00         $1,000.00
         Ending Account Value on 12/31/17           $1,021.63         $1,020.37
         Expenses Paid During Period*               $    3.62         $    4.89

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Edward T. "Ned" Shadek, Jr. discusses the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the 12-month period ended December 31, 2017. Mr. Shadek, Director of Mid-Cap Value, U.S., a senior vice president, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2017?

A: Pioneer Mid Cap Value VCT Portfolio's Class I shares returned 13.17% at net asset value during the 12-month period ended December 31, 2017, and Class II shares returned 12.87%. During the same period, the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index) returned 13.34%, and the average return of the 84 variable portfolios in Lipper's Mid-Cap Core Underlying Funds category was 14.79%.

Q: How would you describe the investment environment for equities during the 12-month period ended December 31, 2017?

A: The combination of improving domestic and global economic growth, rising corporate earnings, tax reform legislation, and the prospect of fewer regulatory burdens in the United States boosted investor sentiment and helped drive gains in the U.S. equity market during the period. The market's momentum derived, in part, from the "Trump Trade," a late-year 2016 rally that began with Donald Trump's victory in the presidential election shortly before the start of the Portfolio's fiscal year. The rally lasted for several weeks before cooling, but the equity market, despite a few minor interruptions, continued to register solid gains throughout the 12-month period as U.S. economic growth, as measured by gross domestic product (GDP), topped the key 3% mark in both the second and third calendar quarters. The domestic employment situation also helped instill confidence in the market, as the U.S. unemployment rate at period end was a very low 4.1%. Meanwhile, inflation remained in check and the U.S. Federal Reserve (the Fed) maintained a gradual approach toward tightening monetary policy, raising interest rates multiple times during the period, but in modest increments, and beginning to reduce its balance sheet in October, but also at a moderate pace.

    Within the U.S. equity market, growth stocks outperformed value stocks over the 12-month period, as the 13.34% return of the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index), was easily bested by the 25.27% return of the Russell Midcap Growth Index. As for individual sectors, information technology, materials, and industrials were by far the best-performing areas within the Portfolio's benchmark, with each returning 22% or better over the 12 months. Telecommunication services and energy were the only two sectors to finish the fiscal year in negative territory. Energy stocks did rally late in the period, however, as oil prices, which had fallen as low as $46.17 per barrel in June, experienced a $15 uptick between July and December, ending the period at $61.19 per barrel.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Q: The Portfolio's return over the 12-month period ended December 31, 2017, was roughly in line, though slightly behind the return of the Russell Index. What were the main factors that detracted from benchmark-relative performance during the period?

A: The biggest detractors from the Portfolio's benchmark-relative returns during the period were stock selection results in the industrials and consumer discretionary sectors, and a slight Portfolio overweight to energy, a sector that experienced negative performance over the 12 months.

    In the industrials sector, the largest detractor from the Portfolio's benchmark-relative performance, by a wide margin, was a position in Chicago Bridge & Iron, an engineering/construction company that builds plants for other companies. Chicago Bridge's performance during the period struggled due to cost overruns on some of its major construction projects, as the company takes on a lot of risk when it works on such projects. We had purchased the stock as a play on infrastructure, given President Trump's campaign pledges about boosting infrastructure spending. Unfortunately, that spending has yet to materialize. We ended up selling the Portfolio's position before the end of the period, as we saw better opportunities elsewhere. Airline United Continental was another holding in the sector that detracted from the Portfolio's relative returns during the period. United has been beset by episodic price skirmishes in some of the domestic markets it serves. We still own the stock, however, as we believe United still has some upside potential.

    In consumer discretionary, the biggest detractor from the Portfolio's benchmark-relative returns was a position in Interpublic Group of Companies, an organization of advertising agencies and marketing service companies. The company announced disappointing earnings during the period, due mainly to a slowdown in activity in its core U.S. market.

Q: Which strategies or specific investments aided the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2017?

A: Stock selection results in health care and information technology, an overweight to information technology, and an underweight to real estate were the biggest positive contributors to the Portfolio's benchmark-relative returns during the 12-month period.

    Individual positions that aided the Portfolio's benchmark-relative results during the period included First Solar and ON Semiconductor, in information technology, and Jazz Pharmaceuticals, in health care.

    First Solar has continued to perform well due to new technology developments that should lower costs, and because of the threat of tariffs on Chinese manufacturers. First Solar makes solar modules using a proprietary thin-film semiconductor technology, while the company also coordinates complete large-scale solar projects for its customers. First Solar's shares significantly outperformed in the fourth quarter of 2017 after the company disclosed better-than-expected progress on its latest manufacturing process ("Series 6"), as the cost of Series 6 modules are expected to be 40% below comparable "Series 4" modules, while having higher unit prices. ON Semiconductor has continued to benefit from its recent acquisition of Fairchild

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17                             (continued)
--------------------------------------------------------------------------------

    Semiconductor, especially in the area of cost reductions, which are well ahead of schedule. The prevailing, positive environment for semiconductor firms in general also boosted ON's performance.

    The top contributor to the Portfolio's benchmark-relative returns in health care was a position in Jazz Pharmaceuticals. The company has been heavily dependent on sales of Xyrum, a drug for sleep disorders, but is now diversifying by purchasing patents and expanding its portfolio. Negative market sentiment toward specialty pharmaceutical firms in general -- driven by other companies in the industry piling up too much debt -- hurt Jazz's performance at times during the 12-month period, but the company has a good balance sheet, and we think it has the ability to make accretive acquisitions. In addition, the stock remains inexpensive, and we are very positive about the company's management team.

Q: Did you invest the Portfolio in any derivative securities during the 12-month period ended December 31, 2017?

A:  No, the Portfolio did not own any derivatives during the period.

Q: What is your outlook, and how is the Portfolio positioned as we move into a new fiscal year?

A: We remain cautiously optimistic about the relative and absolute return potential for mid-cap value equities. In an environment of reasonable economic growth, favorable interest rates, growth tailwinds in multiple industry groups, and prospects for an acceleration in mergers and acquisitions, we believe mid-cap equities stand to benefit.

    We believe we have entered an environment of attractive, synchronized global growth, and we believe most key domestic economic indicators signal ongoing strength for the current business cycle -- but not strength that is likely to overheat the economy and cause the Fed to raise interest rates faster than current expectations.

    In selecting securities for the Portfolio, we continue to take a bottom-up approach, while making bets on some larger positions. In the current environment, we believe we can still find names with good management teams and growth prospects. Equity valuations are not as good as they were a couple of years ago, but they are not too stretched either.

    As of December 31, 2017, financials and information technology represented the Portfolio's two largest sector overweights versus the Russell Index, while utilities and real estate, both interest-rate-sensitive sectors, were the two largest benchmark-relative underweights.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17
--------------------------------------------------------------------------------

       Shares                                                                        Value
                     UNAFFILIATED ISSUERS - 99.6%
                     COMMON STOCKS - 99.6% of
                     Net Assets
                     Automobiles &
                     Components - 4.3%
                     Auto Parts &
                     Equipment - 1.5%
      100,257        BorgWarner, Inc.                                         $  5,122,130
                                                                              ------------
                     Tires & Rubber - 2.8%
      306,145        Goodyear Tire & Rubber Co.                               $  9,891,545
                                                                              ------------
                     Total Automobiles &
                     Components                                               $ 15,013,675
                                                                              ------------
                     Banks - 12.0%
                     Regional Banks - 9.4%
      164,075        Cathay General Bancorp                                   $  6,919,043
      188,929        Fifth Third Bancorp                                         5,732,106
      320,018        First Horizon National Corp.                                6,397,160
      304,999        Huntington Bancshares,Inc.                                  4,440,785
      461,259        KeyCorp                                                     9,303,594
                                                                              ------------
                                                                              $ 32,792,688
                                                                              ------------
                     Thrifts & Mortgage
                     Finance - 2.6%
      431,497        Radian Group, Inc.                                       $  8,893,153
                                                                              ------------
                     Total Banks                                              $ 41,685,841
                                                                              ------------
                     Capital Goods - 6.4%
                     Building Products - 1.6%
       61,150        Owens Corning                                            $  5,622,131
                                                                              ------------
                     Industrial
                     Conglomerates - 1.9%
       56,211        Carlisle Cos., Inc.                                      $  6,388,380
                                                                              ------------
                     Industrial Machinery - 2.9%
       74,656        Ingersoll-Rand Plc                                       $  6,658,569
       70,399        Timken Co.                                                  3,460,111
                                                                              ------------
                                                                              $ 10,118,680
                                                                              ------------
                     Total Capital Goods                                      $ 22,129,191
                                                                              ------------
                     Consumer Durables &
                     Apparel - 2.2%
                     Apparel, Accessories &
                     Luxury Goods - 0.7%
       60,158        Tapestry, Inc.                                           $  2,660,788
                                                                              ------------
                     Homebuilding - 1.5%
      153,259        PulteGroup, Inc.                                         $  5,095,862
                                                                              ------------
                     Total Consumer Durables &
                     Apparel                                                  $  7,756,650
                                                                              ------------
                     Consumer Services - 3.4%
                     Hotels, Resorts & Cruise
                     Lines - 3.4%
      223,582(a)     Norwegian Cruise Line
                     Holdings, Ltd.                                           $ 11,905,742
                                                                              ------------
                     Total Consumer Services                                  $ 11,905,742
                                                                              ------------
                     Diversified
                     Financials - 7.4%
                     Asset Management &
                     Custody Banks - 1.8%
     173,369         Invesco, Ltd.                                            $  6,334,903
                                                                              ------------
                     Consumer Finance - 3.9%
      353,225        Synchrony Financial                                      $ 13,638,017
                                                                              ------------
                     Financial Exchanges &
                     Data - 1.7%
       75,104        Nasdaq, Inc.                                             $  5,770,241
                                                                              ------------
                     Total Diversified Financials                             $ 25,743,161
                                                                              ------------
                     Energy - 9.3%
                     Oil & Gas Drilling - 2.5%
      369,276        Patterson-UTI Energy, Inc.                               $  8,497,041
                                                                              ------------
                     Oil & Gas Exploration &
                     Production - 6.8%
      262,168        Cabot Oil & Gas Corp.                                    $  7,498,004
       58,121        Cimarex Energy Co.                                          7,091,343
      112,572        Devon Energy Corp.                                          4,660,481
       25,361        Pioneer Natural Resources Co.                               4,383,649
                                                                              ------------
                                                                              $ 23,633,477
                                                                              ------------
                     Total Energy                                             $ 32,130,518
                                                                              ------------
                     Food & Staples
                     Retailing - 1.0%
                     Food Retail - 1.0%
      129,293        Kroger Co.                                               $  3,549,093
                                                                              ------------
                     Total Food & Staples
                     Retailing                                                $  3,549,093
                                                                              ------------
                     Food, Beverage &
                     Tobacco - 2.0%
                     Agricultural Products - 2.0%
       49,841        Ingredion, Inc.                                          $  6,967,772
                                                                              ------------
                     Total Food, Beverage &
                     Tobacco                                                  $  6,967,772
                                                                              ------------
                     Health Care Equipment &
                     Services - 3.0%
                     Health Care Supplies - 1.6%
       85,258        Dentsply Sirona, Inc.                                    $  5,612,534
                                                                              ------------
                     Managed Health Care - 1.4%
       46,328(a)     Centene Corp.                                            $  4,673,569
                                                                              ------------
                     Total Health Care
                     Equipment & Services                                     $ 10,286,103
                                                                              ------------

The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

       Shares                                                                        Value
                     Insurance - 9.6%
                     Life & Health
                     Insurance - 4.4%
      103,897        Lincoln National Corp.                                   $  7,986,562
      132,028        Unum Group                                                  7,247,017
                                                                              ------------
                                                                              $ 15,233,579
                                                                              ------------
                     Multi-line Insurance - 1.6%
      100,212        Hartford Financial Services
                     Group, Inc.                                              $  5,639,931
                                                                              ------------

                     Property & Casualty
                     Insurance - 3.6%
       56,205        Hanover Insurance Group, Inc.                            $  6,074,637
      304,332        Old Republic International Corp.                            6,506,618
                                                                              ------------
                                                                              $ 12,581,255
                                                                              ------------
                     Total Insurance                                          $ 33,454,765
                                                                              ------------
                     Materials - 6.2%
                     Copper - 2.1%
      385,416(a)     Freeport-McMoRan, Inc.                                   $  7,307,487
                                                                              ------------
                     Metal & Glass
                     Containers - 1.3%
       82,132(a)     Crown Holdings, Inc.                                     $  4,619,925
                                                                              ------------
                     Paper Packaging - 0.8%
       54,135        Sealed Air Corp.                                         $  2,668,856
                                                                              ------------
                     Specialty Chemicals - 2.0%
       64,564        Celanese Corp., Class A                                  $  6,913,513
                                                                              ------------
                     Total Materials                                          $ 21,509,781
                                                                              ------------
                     Media - 1.9%
                     Advertising - 1.9%
      320,931        Interpublic Group of Cos., Inc.                          $  6,469,969
                                                                              ------------
                     Total Media                                              $  6,469,969
                                                                              ------------
                     Pharmaceuticals,
                     Biotechnology & Life
                     Sciences - 4.4%
                     Pharmaceuticals - 4.4%
      112,837(a)     Jazz Pharmaceuticals Plc                                 $ 15,193,502
                                                                              ------------
                     Total Pharmaceuticals,
                     Biotechnology &
                     Life Sciences                                            $ 15,193,502
                                                                              ------------

                     Real Estate - 6.1%
                     Hotels & Resorts
                     REIT - 1.0%

      117,297        Park Hotels & Resorts, Inc.                              $  3,372,289
                                                                              ------------
                     Industrial REIT - 1.6%
      207,652        Duke Realty Corp.                                        $  5,650,211
                                                                              ------------
                     Residential REIT - 1.3%
      208,064        American Homes 4 Rent, Class A                           $  4,544,118
                                                                              ------------
                     Retail REIT - 0.8%
      296,964        DDR Corp.                                                $  2,660,797
                                                                              ------------
                     Specialized REIT - 1.4%
       42,174        Digital Realty Trust, Inc.                               $  4,803,618
                                                                              ------------
                     Total Real Estate                                        $ 21,031,033
                                                                              ------------
                     Retailing - 1.0%
                     Apparel Retail - 1.0%
       57,960        L Brands, Inc.                                           $  3,490,351
                                                                              ------------
                     Total Retailing                                          $  3,490,351
                                                                              ------------
                     Semiconductors &
                     Semiconductor
                     Equipment - 8.4%
                     Semiconductors - 8.4%
      147,795(a)     First Solar, Inc.                                        $  9,979,118
      136,641(a)     Microsemi Corp.                                             7,057,508
      572,197(a)     ON Semiconductor Corp.                                     11,981,805
                                                                              ------------
                     Total Semiconductors &
                     Semiconductor Equipment                                  $ 29,018,431
                                                                              ------------
                     Software &
                     Services - 1.8%
                     Application Software - 1.8%
      148,273(a)     Verint Systems, Inc.                                     $  6,205,225
                                                                              ------------
                     Total Software & Services                                $  6,205,225
                                                                              ------------
                     Technology Hardware &
                     Equipment - 4.3%
                     Communications
                     Equipment - 2.6%
      108,970(a)     Acacia Communications, Inc.                              $  3,947,983
      251,733(a)     Finisar Corp.                                               5,122,767
                                                                              ------------
                                                                              $  9,070,750
                                                                              ------------
                     Technology
                     Distributors - 1.7%
       85,518        CDW Corp.                                                $  5,942,646
                                                                              ------------
                     Total Technology
                     Hardware & Equipment                                     $ 15,013,396
                                                                              ------------
                     Telecommunication
                     Services - 1.1%
                     Alternative Carriers - 1.1%
      218,658        CenturyLink, Inc.                                        $  3,647,215
                                                                              ------------
                     Total Telecommunication
                     Services                                                 $  3,647,215
                                                                              ------------
                     Transportation - 2.4%
                     Airlines - 2.4%
      124,185(a)     United Continental Holdings, Inc.                        $  8,370,069
                                                                              ------------
                     Total Transportation                                     $  8,370,069
                                                                              ------------

  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

       Shares                                                                        Value
                     Utilities - 1.4%
                     Multi-Utilities - 1.4%
       95,620        Public Service Enterprise
                     Group, Inc.                                              $  4,924,430
                                                                              ------------
                     Total Utilities                                          $  4,924,430
                                                                              ------------
                     TOTAL COMMON STOCKS
                     (Cost $271,897,976)                                      $345,495,913
                                                                              ------------
                     TOTAL INVESTMENTS IN
                     UNAFFILIATED
                     ISSUERS - 99.6%
                     (Cost $271,897,976)                                      $345,495,913
                                                                              ------------
                     OTHER ASSETS AND
                     LIABILITIES - 0.4%                                       $  1,256,916
                                                                              ------------
                     NET ASSETS - 100.0%                                      $346,752,829
                                                                              ============

REIT  Real Estate Investment Trust.

(a)   Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2017, aggregated $217,004,408 and $276,016,300, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2017, the Portfolio did not engage in cross trade activity.

At December 31, 2017, the net unrealized depreciation on investments based on cost for federal tax purposes of $272,958,592 was as follows:

               Aggregate gross unrealized appreciation for all investments
               in which there is an excess of value over tax cost                $78,178,513

               Aggregate gross unrealized depreciation for all investments
               in which there is an excess of tax cost over value                 (5,641,192)
                                                                                 -----------

               Net unrealized depreciation                                       $72,537,321
                                                                                 ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.


The following is a summary of the inputs used as of December 31, 2017, in valuing the Portfolio's investments.

-----------------------------------------------------------------------------------------
                                      Level 1        Level 2    Level 3          Total
-----------------------------------------------------------------------------------------
Common Stocks                      $345,495,913       $ --       $ --        $345,495,913
                                   ------------       ----       ----        ------------
        Total
          Investments
          in Securities            $345,495,913       $ --       $ --        $345,495,913
                                   ============       ====       ====        ============

During the year ended December 31, 2017, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/17
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $271,897,976)           $345,495,913
  Cash                                                                           1,181,507
  Receivables --
     Portfolio shares sold                                                          28,770
     Dividends                                                                     299,315
  Other assets                                                                         377
                                                                              ------------
        Total assets                                                          $347,005,882
                                                                              ------------

LIABILITIES:
   Payables --
     Portfolio shares repurchased                                             $    161,125
     Professional fees                                                              35,762
     Printing fees                                                                   3,025
   Due to affiliates --
     Management fees                                                                31,096
     Other due to affiliates                                                        10,969
   Accrued expenses                                                                 11,076
                                                                              ------------
         Total liabilities                                                    $    253,053
                                                                              ------------

NET ASSETS:
  Paid-in capital                                                             $246,182,984
  Undistributed net investment income                                            1,561,958
  Accumulated net realized gain on investments                                  25,409,950
  Net unrealized appreciation on investments                                    73,597,937
                                                                              ------------
        Net assets                                                            $346,752,829
                                                                              ------------

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $48,082,283/2,277,988 shares)                            $      21.11
                                                                              ============
   Class II (based on $298,670,546/14,307,894 shares)                         $      20.87
                                                                              ============

  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/17

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes withheld $5,252)     $4,824,058
  Interest from unaffiliated issuers                                                  4,225
                                                                                 ----------
     Total investment income                                                                   $ 4,828,283
                                                                                               -----------
EXPENSES:
  Management fees                                                                $2,311,274
  Administrative expense                                                            114,571
  Distribution fees
     Class II                                                                       725,415
  Custodian fees                                                                     17,243
  Professional fees                                                                  48,447
  Printing expense                                                                   19,615
  Trustees' fees                                                                     12,536
  Miscellaneous                                                                      14,277
                                                                                 ----------
     Total expenses                                                                            $ 3,263,378
                                                                                               -----------
         Net investment income                                                                 $ 1,564,905
                                                                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
    Investments in unaffiliated issuers                                                        $25,927,381
                                                                                               -----------
  Change in net unrealized appreciation on:
    Investments in unaffiliated issuers                                                        $16,397,392
                                                                                               -----------
  Net realized and unrealized gain (loss) on investments                                       $42,324,773
                                                                                               -----------
  Net increase in net assets resulting from operations                                         $43,889,678
                                                                                               ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Year Ended           Year Ended
                                                                                      12/31/17             12/31/16*
FROM OPERATIONS:
Net investment income (loss)                                                       $   1,564,905         $    2,436,297
Net realized gain (loss) on investments                                               25,927,381             27,988,305
Change in net unrealized appreciation (depreciation) on investments                   16,397,392             22,794,991
                                                                                   -------------         --------------
       Net increase in net assets resulting from operations                        $  43,889,678         $   53,219,593
                                                                                   -------------         --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.18 and $0.14 per share, respectively)                               $    (559,379)        $     (496,622)
   Class II ($0.13 and $0.09 per share, respectively)                                 (1,789,220)            (1,294,860)
Net realized gain:
   Class I ($1.69 and $1.23 per share, respectively)                                  (5,245,814)            (4,213,388)
   Class II ($1.69 and $1.23 per share, respectively)                                (23,204,929)           (17,304,299)
                                                                                   -------------         --------------
           Total distributions to shareowners                                      $ (30,799,342)        $  (23,309,169)
                                                                                   -------------         --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                  $  21,630,759         $   19,137,418
Reinvestment of distributions                                                         30,799,342             23,309,169
Cost of shares repurchased                                                           (81,719,182)           (54,591,245)
                                                                                   -------------         --------------
       Net decrease in net assets resulting from Portfolio share transactions      $ (29,289,081)        $  (12,144,658)
                                                                                   -------------         --------------
       Net increase (decrease) in net assets                                       $ (16,198,745)        $   17,765,766
NET ASSETS:
Beginning of year                                                                  $ 362,951,574         $  345,185,808
                                                                                   -------------         --------------
End of year                                                                        $ 346,752,829         $  362,951,574
                                                                                   =============         ==============
Undistributed net investment income                                                $   1,561,958         $    2,444,259
                                                                                   =============         ==============

                                    Year Ended              Year Ended           Year Ended        Year Ended
                                     12/31/17                12/31/17            12/31/16*         12/31/16*
                                      Shares                  Amount               Shares           Amount
CLASS I
Shares sold                           143,323              $  2,862,115             150,984       $  2,859,267
Reinvestment of distributions         305,697                 5,805,193             254,046          4,710,010
Less shares repurchased            (1,516,669)              (31,462,151)           (788,998)       (14,837,115)
                                   ----------              ------------           ---------       ------------
       Net decrease                (1,067,649)             $(22,794,843)           (383,968)      $ (7,267,838)
                                   ==========              ============           =========       ============
CLASS II
Shares sold                           914,691              $ 18,768,644             922,077       $ 16,278,151
Reinvestment of distributions       1,328,770                24,994,149           1,011,924         18,599,159
Less shares repurchased            (2,450,621)              (50,257,031)         (2,116,502)       (39,754,130)
                                   ----------              ------------          ----------       ------------
       Net decrease                  (207,160)             $ (6,494,238)           (182,501)      $ (4,876,820)
                                   ==========              ============          ==========       ============

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year            Year             Year          Year
                                                             Ended          Ended           Ended            Ended         Ended
                                                            12/31/17       12/31/16*       12/31/15*        12/31/14*     12/31/13
----------------------------------------------------------------------------------------------------------------------------------
Class I
Net asset value, beginning of period                        $ 20.49         $ 18.88         $ 22.79         $ 22.96       $  17.42
                                                            -------         -------         -------         -------       --------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $  0.13(a)      $  0.17(a)      $  0.18(a)      $  0.21       $   0.24
   Net realized and unrealized gain (loss) on investments      2.36            2.81           (1.38)           3.11           5.49
                                                            -------         -------         -------         -------       --------
      Net increase (decrease) from investment operations    $  2.49         $  2.98         $ (1.20)        $ 3.32        $   5.73
                                                            -------         -------         -------         -------       --------
Distribution to shareowners:
   Net investment income                                    $ (0.18)        $ (0.14)        $ (0.18)        $ (0.22)      $  (0.19)
   Net realized gain                                          (1.69)          (1.23)          (2.53)          (3.27)            --
                                                            -------         -------         -------         -------       --------
Total distributions                                         $ (1.87)        $ (1.37)        $ (2.71)        $ (3.49)      $  (0.19)
                                                            -------         -------         -------         -------       --------
Net increase (decrease) in net asset value                  $  0.62         $  1.61         $ (3.91)        $ (0.17)      $   5.54
                                                            -------         -------         -------         -------       --------
Net asset value, end of period                              $ 21.11         $ 20.49         $ 18.88         $ 22.79       $  22.96
                                                            =======         =======         =======         =======       ========
Total return (b)                                              13.17%          16.56%          (6.14)%(c)      15.09%        33.10%
Ratios of net expenses to average net assets (d)               0.71%           0.71%           0.71%           0.71%         0.71%
Ratio of net investment income (loss) to average net assets    0.64%           0.91%           0.84%           0.87%         1.04%
Portfolio turnover rate                                          61%             75%             87%             62%           99%
Net assets, end of period (in thousands)                    $48,082         $68,552         $70,412         $88,618       $ 90,706

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.19)%.

(d)    Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+      Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year          Year             Year         Year
                                                                 Ended          Ended         Ended            Ended        Ended
                                                                12/31/17       12/31/16*     12/31/15*        12/31/14*    12/31/13
-----------------------------------------------------------------------------------------------------------------------------------
Class II
Net asset value, beginning of period                            $  20.28        $  18.70      $  22.59        $  22.79     $  17.30
                                                                --------        --------      --------        --------     --------
Increase (decrease) from investment operations:
    Net investment income (loss)                                $   0.08(a)     $   0.12(a)   $   0.12(a)     $   0.15     $   0.18
    Net realized and unrealized gain (loss) on investments          2.33            2.78         (1.36)           3.08         5.46
                                                                --------        --------      --------        --------     --------
       Net increase (decrease) from investment operations       $   2.41        $   2.90      $  (1.24)       $   3.23     $   5.64
                                                                --------        --------      --------        --------     --------
Distribution to shareowners:
   Net investment income                                        $  (0.13)       $  (0.09)     $  (0.12)       $  (0.16)    $  (0.15)
   Net realized gain                                               (1.69)          (1.23)        (2.53)          (3.27)          --
                                                                --------        --------      --------        --------     --------
Total distributions                                             $  (1.82)       $  (1.32)     $  (2.65)       $  (3.43)    $  (0.15)
                                                                --------        --------      --------        --------     --------
Net increase (decrease) in net asset value                      $   0.59        $   1.58      $  (3.89)       $  (0.20)    $   5.49
                                                                --------        --------      --------        --------     --------
Net asset value, end of period                                  $  20.87        $  20.28      $  18.70        $  22.59     $  22.79
                                                                ========        ========      ========        ========     ========
Total return (b)                                                   12.87%          16.23%        (6.35)%(c)      14.80%       32.75%
Ratios of net expenses to average net assets (d)                    0.96%           0.96%         0.96%           0.96%        0.96%
Ratio of net investment income (loss) to average net assets         0.39%           0.67%         0.60%           0.62%        0.79%
Portfolio turnover rate                                               61%             75%           87%             62%          99%
Net assets, end of period (in thousands)                        $298,671        $294,399      $274,774        $318,225     $306,189

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.40)%.

(d)    Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+      Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

 The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.  Security Valuation

    The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

    Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

    The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

    the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

    Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2017, the Portfolio reclassified $98,607 to decrease undistributed net investment income, 97,142 to increase paid-in capital and $1,465 to increase accumulated net realized gain on

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

    investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                                         2017            2016
--------------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                  $ 6,478,410    $  1,791,482
    Long-term capital gain                            24,320,932      21,517,687
                                                     -----------    ------------
      Total distributions                            $30,799,342    $ 23,309,169
                                                     ===========    ============

    The following shows the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2017:

--------------------------------------------------------------------------------
                                                                         2017
--------------------------------------------------------------------------------
    Distributable Earnings
    (Accumulated Losses):
    Undistributed ordinary income                                   $  1,561,958
    Undistributed long-term gain                                      26,470,566
    Unrealized appreciation                                           72,537,321
                                                                    ------------
       Total                                                        $100,569,845
                                                                    ============

    The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
    Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

    Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2.  Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $31,766 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2017.

3.  Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

4.  Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $10,299 in distribution fees payable to the Distributor at December 31, 2017.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Mid Cap Value VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended December 31, 2013 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
February 14, 2018

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Amundi Pioneer Asset Management, Inc.                       The portfolio's Trustees and officers are listed below,
                                                            together with their principal occupations and other
Custodian and Sub-Administrator                             directorships they have held during at least the past five
Brown Brothers Harriman & Co.                               years. Trustees who are interested persons of the portfolios within the meaning of the 1940 Act are referred to as
Independent Registered Public Accounting Firm               Interested Trustees. Trustees who are not interested persons
Ernst & Young LLP                                           of the portfolio are referred to as Independent Trustees.
                                                            Each of the Trustees serves as a Trustee of each of the 44
Principal Underwriter                                       U.S. registered investment portfolios for which Amundi
Amundi Pioneer Distributor, Inc.                            Pioneer serves as investment adviser (the "Pioneer Funds").
                                                            The address for all Trustees and all officers of the
Legal Counsel                                               portfolios is 60 State Street, Boston, Massachusetts 02109.
Morgan, Lewis & Bockius LLP
                                                            The Statement of Additional Information of the Portfolio
Shareowner Services and Transfer Agent                      includes additional information about the Trustees and is
DST Asset Manager Solutions, Inc.                           available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (67)         Trustee since 2006. Serves     Private investor (2004 - 2008 and 2013   Director, Broadridge Financial
Chairman of the Board and    until a successor trustee is   - present); Chairman (2008 - 2013) and   Solutions, Inc. (investor
Trustee                      elected or earlier retirement  Chief Executive Officer (2008 - 2012),   communications and securities
                             or removal.                    Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)           Trustee since 2005. Serves     Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                      until a successor trustee is   Advisors (corporate advisory services    Trust (publicly-traded mortgage
                             elected or earlier retirement  company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                             or removal.                    present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and consulting  fund) (2010 - present);
                                                            company) (2010); Executive Vice          Director of Oxford Analytica,
                                                            President and Chief Financial Officer,   Inc. (2008 - present); and
                                                            I-trax, Inc. (publicly traded health     Director of Enterprise
                                                            care services company) (2004 - 2007);    Community Investment, Inc.
                                                            and Executive Vice President and Chief   (privately-held affordable
                                                            Financial Officer, Pedestal Inc.         housing finance company) (1985
                                                            (internet-based mortgage trading         - 2010)
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); Executive, The World Bank (1979
                                                            - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008. Serves     William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      until a successor trustee is   Political Economy, Harvard University    Funds Investment Trust and
                             elected or earlier retirement  (1972 - present)                         Mellon Institutional Funds
                             or removal.                                                             Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (70)    Trustee since 2000. Serves     Founding Director, Vice-President and    None
Trustee                      until a successor trustee is   Corporate Secretary, The Winthrop
                             elected or earlier retirement  Group, Inc. (consulting firm) (1982 -
                             or removal.                    present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            present); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017. (Advisory  Chief Investment Officer, 1199 SEIU      None
Trustee                      Trustee from 2014 - 2017)      Funds (healthcare workers union pension
                             Serves until a successor       funds) (2001 - present); Vice President
                             trustee is elected or earlier  - International Investments Group,
                             retirement or removal.         American International Group, Inc.
                                                            (insurance company) (1993 - 2001); Vice
                                                            President, Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd.
                                                            (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 1995. Serves     President and Chief Executive Officer,   Director of New America High
Trustee                      until a successor trustee is   Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                             elected or earlier retirement  banking firm) (1981 - present)           investment company) (2004 -
                             or removal.                                                             present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014. Serves     Consultant (investment company           None
Trustee                      until a successor trustee is   services) (2012 - present); Executive
                             elected or earlier retirement  Vice President, BNY Mellon (financial
                             or removal.                    and investment company services) (1969
                                                            - 2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon
                                                            Overseas Investment Corp. (financial
                                                            services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (55)*          Trustee since 2017. Serves     Chair, Director, CEO and President of    None
Trustee, President and Chief until a successor trustee is   Amundi Pioneer Asset Management USA,
Executive Officer            elected or earlier retirement  Inc. (since September 2014); Chair,
                             or removal                     Director and CEO of Amundi Pioneer
                                                            Asset Management, Inc. (since September
                                                            2014); Chair, Director and CEO of
                                                            Amundi Pioneer Distributor, Inc. (since
                                                            September 2014); Chair, Director, CEO
                                                            and President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Managing
                                                            Director, Morgan Stanley Investment
                                                            Management (2010 - 2013); Director of
                                                            Institutional Business, CEO of
                                                            International, Eaton Vance Management
                                                            (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014. Serves     Director and Executive Vice President    None
Trustee                      until a successor trustee is   (since 2008) and Chief Investment
                             elected or earlier retirement  Officer, U.S. (since 2010) of Amundi
                             or removal                     Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the portfolio's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J. Kelley (53)   Since 2003. Serves at the      Vice President and Associate General     None
Secretary and Chief          discretion of the Board        Counsel of Amundi Pioneer since January
Legal Officer                                               2008; Secretary and Chief Legal Officer
                                                            of all of the Pioneer Funds since June
                                                            2010; Assistant Secretary of all of the
                                                            Pioneer Funds from September 2003 to
                                                            May 2010; Vice President and Senior
                                                            Counsel of Amundi Pioneer from July
                                                            2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at the      Fund Governance Director of Amundi       None
Assistant Secretary          discretion of the Board        Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION         TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST            LENGTH OF SERVICE            PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (55)              Since 2010. Serves at the    Senior Counsel of Amundi Pioneer since   None
Assistant Secretary            discretion of the Board      May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010;
                                                            Counsel of Amundi Pioneer from June
                                                            2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves at the    Vice President - Fund Treasury of        None
Treasurer and Chief Financial  discretion of the Board      Amundi Pioneer; Treasurer of all of the
and Accounting Officer                                      Pioneer Funds since March 2008; Deputy
                                                            Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)          Since 2000. Serves at the    Director - Fund Treasury of Amundi       None
Assistant Treasurer            discretion of the Board      Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)             Since 2002. Serves at the    Fund Accounting Manager - Fund Treasury  None
Assistant Treasurer            discretion of the Board      of Amundi Pioneer; and Assistant
                                                            Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves at the    Fund Administration Manager - Fund       None
Assistant Treasurer            discretion of the Board      Treasury of Amundi Pioneer since
                                                            November 2008; Assistant Treasurer of
                                                            all of the Pioneer Funds since January
                                                            2009; Client Service Manager -
                                                            Institutional Investor Services at
                                                            State Street Bank from March 2003 to
                                                            March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves at the    Chief Compliance Officer of Amundi       None
Chief Compliance Officer       discretion of the Board      Pioneer and of all the Pioneer Funds
                                                            since March 2010; Chief Compliance
                                                            Officer of Amundi Pioneer Institutional
                                                            Asset Management, Inc. since January
                                                            2012; Chief Compliance Officer of
                                                            Vanderbilt Capital Advisors, LLC since
                                                            July 2012: Director of Adviser and
                                                            Portfolio Compliance at Amundi Pioneer
                                                            since October 2005; Senior Compliance
                                                            Officer for Columbia Management
                                                            Advisers, Inc. from October 2003 to
                                                            October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)           Since 2006. Serves at the    Director - Transfer Agency Compliance    None
Anti-Money Laundering Officer  discretion of the Board      of Amundi Pioneer and Anti-Money
                                                            Laundering Officer of all the Pioneer
                                                            Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                               This page is for your notes.

                               This page is for your notes.

                               This page is for your notes.

                               This page is for your notes.

                               This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18647-12-0218

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                     10

  Financial Statements                                                        37

  Notes to Financial Statements                                               42

  Report of Independent Registered Public Accounting Firm                     51

  Additional Information                                                      52

  Trustees, Officers and Service Providers                                    53

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/17
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            37.4%
U.S. Government and Agency Obligations                                     32.1%
Collateralized Mortgage Obligations                                        14.4%
Senior Secured Floating Rate Loan Interests                                 6.3%
Foreign Government Bonds                                                    3.2%
Closed-End Fund                                                             1.9%
Municipal Bonds                                                             1.8%
Asset Backed Securities                                                     1.5%
Convertible Preferred Stocks                                                1.1%
Convertible Corporate Bonds                                                 0.3%
Preferred Stock                                                             0.0%+
Common Stocks                                                               0.0%+
Over The Counter (OTC)
Call Options Purchased                                                      0.0%+

* Includes investments in Insurance-Linked Securities totaling 0.9% of total investment portfolio.

+    Amount rounds to less than 0.1%.

5 Largest Holdings
(As a percentage of long-term holdings)**

--------------------------------------------------------------------------------
1. Pioneer ILS Interval Fund (o)                                           1.91%
--------------------------------------------------------------------------------
2. U.S. Treasury Inflation Indexed
   Bonds, 0.75%, 2/15/45                                                   1.73
--------------------------------------------------------------------------------
3. U.S. Treasury Notes, 2.0%,
   11/30/22                                                                1.72
--------------------------------------------------------------------------------
4. U.S. Treasury Inflation Indexed
   Bonds, 1.0%, 2/15/46                                                    1.52
--------------------------------------------------------------------------------
5. U.S. Treasury Bills, 1/25/18                                            1.01
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

(o) Affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. ("the Adviser").

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/17
--------------------------------------------------------------------------------

Prices and Distribution

Net Asset Value per Share                          12/31/17             12/31/16
    Class I                                         $10.28               $10.16
    Class II                                        $10.26               $10.14

                               Net
Distributions per Share        Investment         Short-Term       Long-Term
(1/1/17 - 12/31/17)            Income             Capital Gains    Capital Gains
    Class I                    $0.3710            $0.0102          $    --
    Class II                   $0.3446            $0.0102          $    --

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

        Pioneer Strategic Income     Pioneer Strategic Income    Bloomberg Barclays
        VCT Portfolio Class I        VCT Portfolio Class II      U.S. Universal Index
12/07   $10,000                      $10,000                     $10,000
12/08   $ 8,830                      $ 8,831                     $10,238
12/09   $11,455                      $11,423                     $11,118
12/10   $12,786                      $12,722                     $11,915
12/11   $13,027                      $12,921                     $12,797
12/12   $14,518                      $14,366                     $13,505
12/13   $14,689                      $14,499                     $13,323
12/14   $15,271                      $15,037                     $14,064
12/15   $15,076                      $14,808                     $14,124
12/16   $16,219                      $15,893                     $14,677
12/17   $17,029                      $16,646                     $15,277

The Bloomberg Barclays U.S. Universal Index is an unmanaged union of the US Aggregate Index, the US High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2017)

--------------------------------------------------------------------------------
                                                                   Bloomberg
                                                                  Barclays U.S.
                           Class I          Class II             Universal Index
--------------------------------------------------------------------------------
10 Years                    5.47%             5.23%                   4.33%
5 Years                     3.24%             2.99%                   2.50%
1 Year                      4.99%             4.74%                   4.09%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2017 through December 31, 2017.

Share Class                                           I                    II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/17                 $1,000.00            $1,000.00
Ending Account Value on 12/31/17                  $1,019.12            $1,017.88
Expenses Paid During Period*                      $    3.82            $    5.09

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2017 through December 31, 2017.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/17                   $1,000.00          $1,000.00
Ending Account Value on 12/31/17                    $1,021.42          $1,020.16
Expenses Paid During Period*                        $    3.82          $    5.09

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Kenneth J. Taubes, Andrew Feltus, and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the 12-month period ended December 31, 2017. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the daily management of the Portfolio, supported by Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, and Mr. Melchreit, Senior Managing Director, Deputy Head of Fixed Income, U.S., and a portfolio manager at Amundi Pioneer.

Q:   How did the Portfolio perform during the 12 months ended December 31, 2017?

A: Pioneer Strategic Income VCT Portfolio's Class I shares returned 4.99% at net asset value during the 12-month period ended December 31, 2017, and Class II shares returned 4.74%, while the Portfolio's benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned 4.09%. During the same period, the average return of the 47 variable portfolios in Lipper's General Bond Underlying Funds category was 5.71%.

Q: How would you describe the investment environment in the fixed-income markets during the 12-month period ended December 31, 2017?

A: The domestic economy continued to register modest progress in early 2017, with first-quarter U.S. gross domestic product (GDP) growth coming in at 1.2%. Despite that somewhat lackluster readout, domestic employment and housing market conditions continued to strengthen. The U.S. Federal Reserve (the Fed) continued its gradual tightening of monetary policy by raising short-term interest rates incrementally in March 2017, and again in June. However, the Fed signaled that the timetable for future rate hikes might be pushed back to some degree, noting a lack of wage inflation.

     With the Republicans in control of the White House and both houses of Congress, many market watchers had anticipated a dramatic increase in fiscal stimulus to the economy through the passage of legislation on tax reform and infrastructure investment. However, early-year difficulties in agreeing upon a law to replace the Affordable Care Act created uncertainty around the prospect of passing any major pro-growth initiatives. Nonetheless, U.S. GDP growth in the second quarter weighed in at a more encouraging 3.1%.

     Over the second half of the Portfolio's fiscal year, investor sentiment was buoyed by continued improvement in the domestic economy. U.S. GDP growth remained solid, registering at 3.2% for the third quarter of 2017, and expectations were that the GDP numbers in the fourth quarter would be similar. Economic growth overseas was likewise strong, with European growth, in particular, surprising to the upside. Against that backdrop of globally synchronized economic growth, U.S. corporate profits continued to soar, aided as well by a weakening of the U.S. dollar. U.S. employment conditions remained positive, with monthly payroll increases consistently in the 200,000 range, despite an unemployment rate of just 4.1% over each of the final three months of the year. With companies experiencing a shortage of skilled labor

4
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     and voluntary worker departures on the rise, hopes grew that meaningful wage increases would be forthcoming. Those developments were reflected in consumer confidence, which hovered at historically strong levels in the final quarter of 2017.

     On the policy front, the Fed began reducing its balance sheet by tapering its reinvestment of maturing principal into the agency-debt and mortgage-backed security (MBS) markets. The plan was well communicated in advance, however, and caused little stir in the markets. Similarly, the Fed's December 2017 hike in its benchmark overnight lending rate was well absorbed by the markets. As the year drew to a close, Congress passed a tax bill that lowered the statutory corporate tax rate from 35% to 21%, permitted a one-time repatriation - at a favorable tax rate - of corporate cash held overseas, and expanded the ability of companies to expense capital investment. The provisions were viewed by investors as likely to further boost economic growth, corporate profits, and credit-market fundamentals.

     During the 12-month period, the yield curve - which illustrates the differences in yield between securities with different maturities - flattened. While yields of shorter-maturity securities continued to rise as the Fed increased rates, yields on bonds with maturities of 10 years or more declined as concerns over a spike in inflation receded. As a result, longer-maturity debt generally outperformed during the period. The more credit-sensitive areas of the market also outperformed the more interest-rate sensitive areas as investors sought out higher yields in a generally lower-yield environment. For example, over the 12 months, U.S. high-yield corporate bonds returned 7.50%, while the Bloomberg Barclays U.S. Aggregate Bond Index, a market-value-weighted measure of Treasury and agency issues, corporate bond issues, and MBS, returned just 3.54%.

Q: What factors influenced the Portfolio's performance relative to the Bloomberg Barclays U.S. Universal Index during the 12-month period ended December 31, 2017?

A: The Portfolio's somewhat "barbelled" positioning along the yield curve was a leading positive contributor to performance relative to the Bloomberg Barclays Index for the 12-month period. In particular, the Portfolio had a significant position in floating-rate securities, the performance of which benefited from increased investor demand as the Fed resumed hiking short-term rates. Along the yield curve, the Portfolio's very short-maturity position was balanced by an overweight to the 30-year maturity range, where bond prices benefited from a decrease in rates over the period. By contrast, the Portfolio was underweight to securities with maturities of two-to-five years, where prices were most negatively impacted by speculation about Fed rate increases. The Portfolio's duration stance was another positive factor for benchmark-relative performance during the period, as the benefits of exposures to non-U.S. rates more than offset the negative effects of a short-duration position in the U.S. (Duration is a measure of the sensitivity of the price, or the value of principal,

                                                                               5
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--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17                             (continued)
--------------------------------------------------------------------------------

     of a fixed-income investment to a change in interest rates, expressed as a number of years.) As of December 31, 2017, the Portfolio's average effective duration was 4.46 years, compared with 5.77 years for the Portfolio's benchmark.

     The Portfolio's exposures to non-U.S. rates also contributed slightly to performance. In particular, exposures to the New Zealand, Mexican, and Egyptian rate markets aided relative returns. In addition, the Portfolio's short-duration position in Germany benefited benchmark-relative performance as strong European economic growth led to higher expectations for inflation as well as interest rates.

     Other positive contributors to the Portfolio's benchmark-relative performance during the quarter included both sector allocation and security selection results, with the Portfolio's notable underweighting of U.S. Treasuries proving beneficial, given that virtually every spread sector outperformed Treasuries. (Spread sectors feature non-governmental fixed-income investments with higher yields, but greater risk, than governmental investments.) The Portfolio's positioning within corporate credit also contributed to relative performance. In particular, the Portfolio's overweighting of the financials and industrials sectors aided benchmark-relative returns. Within investment grade, the Portfolio's tilt toward lower-rated issues in the "BBB"-quality range contributed positively to relative performance. An allocation to high-yield corporates was another solid contributor, while security selection within both investment-grade and high-yield corporate credits also aided the Portfolio's benchmark-relative performance.

     On the downside, the Portfolio had a position in Treasury Inflation-Protected Securities (TIPS), which underperformed nominal Treasuries over the 12-month period as inflation expectations softened. A position in event-linked securities, which are sponsored by insurance companies looking to transfer some of the risk of having to pay claims after a natural disaster, also detracted from benchmark-relative performance. We believe event-linked securities can offer a valuable source of diversification* and incremental income for the Portfolio, but their performance suffered late in the period in the wake of a severe Atlantic hurricane season, a 7.1 magnitude earthquake in Mexico, and damaging California wildfires. We continue to view modest exposure to these out-of-benchmark market segments as helping to improve the Portfolio's long-term total return profile.

*    Diversification does not assure a profit nor protect against loss.

6
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Finally, the Portfolio's exposures to non-U.S. currencies acted as a modest constraint on benchmark-relative returns. Specifically, the negative effects of the Portfolio's being short to the euro were only partially offset by positive contributions from having exposures to the Swedish krona, Norwegian kroner, and Mexican peso.

     Among individual holdings, standout performers for the Portfolio during the period included the high-yield bonds of Scientific Games International, a U.S. company specializing in the manufacture of equipment for casinos and lotteries. On the negative side, while the Portfolio's overall exposure to energy bonds aided performance, some lower-rated energy holdings did have disappointing performance, including the debt of Diamond Offshore and Denbury Resources.

Q: Did the Portfolio have any investments in derivative securities during the 12-month period ended December 31, 2017? If so, did the derivatives have any material impact on performance?

A: Yes, we invested the Portfolio in three types of derivatives: credit default swaps, forward foreign currency transactions (currency forwards), and Treasury futures. The credit default swaps, in which we invested to hedge the Portfolio's exposure to high-yield debt, hurt performance, as did the currency forwards, which we utilized as an attempt to hedge the Portfolio against the risks of fluctuations in currency prices. Investments in the Treasury futures, as part of our strategy to maintain a shorter-than-benchmark duration in the U.S., also had a negative impact on the Portfolio's results.

Q: What factors affected the Portfolio's yield, or distributions to shareholders, during the 12-month period ended December 31, 2017?

A: The Portfolio's yield declined during the period as the interest rates on longer- and intermediate-term securities fell due to a flattening yield curve and tightening credit spreads. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q: What is your investment outlook and how is the Portfolio positioned heading into the new fiscal year?

A: We expect U.S. and global economic growth to remain robust in 2018, buoyed by easy financial conditions, including the continued expansion of global central-bank balance sheets, which should continue despite the Fed's tapering program and the European Central Bank's trimming of its bond purchases. U.S. GDP growth for 2018 should be around 3%, benefiting from the recent

                                                                               7
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--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17                             (continued)
--------------------------------------------------------------------------------

     tax cuts, deregulation, and infrastructure spending. The solid employment backdrop should continue to support consumption and the housing market. In addition, higher corporate profits driven by strong global economic growth, tax cuts, and more favorable expensing provisions may lead to increased fixed investment.

     We think inflation could surprise to the upside in 2018, and it is possible that the Fed may find itself behind the curve in raising rates. We expect the U.S. dollar to be vulnerable to depreciation relative to both developed and emerging markets currencies. Globally, the euro zone and Japan appear to be positioned to enjoy strong economic growth, reflecting reduced political risk and ongoing central-bank bond purchases. Meanwhile, China's growth may moderate in view of its leaders' goals of reining in credit growth and reducing environmental damage, but we believe any modest decline there will not disrupt Asia overall, or global GDP growth.

     Generally, the Portfolio continues to be positioned for solid economic growth and rising interest rates, with overweights to various credit sectors, an underweight to U.S. Treasuries, and a below-benchmark stance with respect to duration. The Portfolio holds a position in long-duration TIPS, which are designed to help protect against inflation that exceeds expectations.

     The Portfolio remains underweight to investment-grade corporates, but continues to hold a modest overweight to high-yield corporates. We have, however, cut back the Portfolio's positions in corporate credit, including high-yield bonds, out of concern about higher valuations and their tighter yield advantages over Treasuries. The Portfolio remains overweight in the credit sectors generally, but we now tend to favor bank loans over high-yield bonds, as the floating-rate features of bank loans can provide protection against rising interest rates. Investment-grade corporate spreads stand at post-crisis lows, and reflect lower quality as well as an overall longer duration relative to their historical levels. While these factors are counterbalanced by strong fundamentals, we believe corporates face greater downside risk should volatility increase in the wake of an unexpected change in central-bank policies or slowdown in global economic growth.

     Emerging markets have been benefiting from both stronger global economic growth and increased domestic demand. The Portfolio includes essentially benchmark-level exposure to the emerging markets, with a preference for countries that are undertaking important structural reforms, such as India, Indonesia, and Argentina. In light of the significant appreciation enjoyed by emerging markets currencies over the past few years, and the volatility that

8
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

can be associated with such currencies, we have chosen to limit the Portfolio's overall exchange-rate risk versus the U.S. dollar.

Entering 2018, we view structured securities in general as being more attractively valued than corporate securities. At the end of the 12-month period, MBS represented the Portfolio's largest asset-class exposure, with U.S. government-agency mortgages representing the largest sector allocation within MBS.

Please refer to the Schedule of Investments on pages 10 to 36 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17
--------------------------------------------------------------------------------

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           UNAFFILIATED ISSUERS - 97.0%
                           CONVERTIBLE CORPORATE BONDS - 0.3% of Net Assets
                           Capital Goods - 0.1%
                           Construction & Engineering - 0.0%+
           15,000          Dycom Industries, Inc., 0.75%, 9/15/21                                              $     19,556
                                                                                                               ------------
                           Electrical Components & Equipment - 0.1%
           44,000(a)       General Cable Corp., 4.5%, 11/15/29                                                 $     46,447
                                                                                                               ------------
                           Total Capital Goods                                                                 $     66,003
                                                                                                               ------------
                           Health Care Equipment & Services - 0.1%
                           Health Care Equipment - 0.1%
           25,000          Wright Medical Group, Inc., 2.0%, 2/15/20                                           $     25,641
                                                                                                               ------------
                           Total Health Care Equipment & Services                                              $     25,641
                                                                                                               ------------
                           Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
                           Pharmaceuticals - 0.1%
           19,000          Jazz Investments I, Ltd., 1.5%, 8/15/24 (144A)                                      $     17,919
           25,000          Medicines Co., 2.75%, 7/15/23                                                             22,859
                                                                                                               ------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences                                $     40,778
                                                                                                               ------------
                           Software & Services - 0.0%+
                           Application Software - 0.0%+
           25,000          Synchronoss Technologies, Inc., 0.75%, 8/15/19                                      $     22,422
                                                                                                               ------------
                           Total Software & Services                                                           $     22,422
                                                                                                               ------------
                           TOTAL CONVERTIBLE CORPORATE BONDS
                           (Cost $145,729)                                                                     $    154,844
                                                                                                               ------------

           Shares
                           PREFERRED STOCK - 0.0%+ of Net Assets
                           Diversified Financials - 0.0%+
                           Consumer Finance - 0.0%+
              532(b)       GMAC Capital Trust I, 7.201% (3 Month USD LIBOR + 579 bps), 2/15/40                 $     13,805
                                                                                                               ------------
                           TOTAL PREFERRED STOCK
                           (Cost $12,470)                                                                      $     13,805
                                                                                                               ------------
                           CONVERTIBLE PREFERRED STOCKS - 1.1% of Net Assets
                           Banks - 1.1%
                           Diversified Banks - 1.1%
              179(c)       Bank of America Corp., 7.25%                                                        $    236,101
              220(c)       Wells Fargo & Co., 7.5%                                                                  288,198
                                                                                                               ------------
                           Total Banks                                                                         $    524,299
                                                                                                               ------------
                           TOTAL CONVERTIBLE PREFERRED STOCKS
                           (Cost $461,953)                                                                     $    524,299
                                                                                                               ------------
                           COMMON STOCKS - 0.0%+ of Net Assets
                           Consumer Durables & Apparel - 0.0%+
                           Homebuilding - 0.0%+
           15,463(d)       Desarrolladora Homex SAB de CV                                                      $        492
                                                                                                               ------------
                           Total Consumer Durables & Apparel                                                   $        492
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

           Shares                                                                                                     Value
                           Energy - 0.0%+
                           Oil & Gas Exploration & Production - 0.0%+
                2(d)       SilverBow Resources, Inc.                                                           $         59
                                                                                                               ------------
                           Total Energy                                                                        $         59
                                                                                                               ------------
                           Technology Hardware & Equipment - 0.0%+
                           Communications Equipment - 0.0%+
              550(d)       Avaya Holdings Corp.                                                                $      9,653
                                                                                                               ------------
                           Total Technology Hardware & Equipment                                               $      9,653
                                                                                                               ------------
                           TOTAL COMMON STOCKS
                           (Cost $15,215)                                                                      $     10,204
                                                                                                               ------------

        Principal
           Amount
        USD($) (q)
                           ASSET BACKED SECURITIES - 1.5% of Net Assets
                           Banks - 1.4%
                           Thrifts & Mortgage Finance - 1.4%
           37,219(a)       Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3,
                           3.728%, 7/25/35                                                                     $     37,050
           40,631(a)       Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32                  40,929
           48,008          Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)                 44,514
          100,000          Kabbage Asset Securitization LLC, Series 2017-1, Class A, 4.571%, 3/15/22 (144A)         102,185
           50,000          Oxford Finance Funding LLC, Series 2016-1A, Class A, 3.968%, 6/17/24 (144A)               50,190
           92,840(a)       RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%, 8/25/22 (144A)                         92,906
           98,667          STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, 4/20/45 (144A)               99,403
           75,000(e)       Towd Point Mortgage Trust, Series 2017-6, Class A2, 3.0%, 10/25/57 (144A)                 73,868
           28,460          Westgate Resorts LLC, Series 2014-1A, Class B, 3.25%, 12/20/26 (144A)                     28,453
           83,167          Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%, 12/20/30 (144A)                     83,151
                                                                                                               ------------
                           Total Banks                                                                         $    652,649
                                                                                                               ------------
                           Food & Staples Retailing - 0.1%
                           Food Retail - 0.1%
           44,312          CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.474%, 3/20/43 (144A)     $     44,406
                                                                                                               ------------
                           Total Food & Staples Retailing                                                      $     44,406
                                                                                                               ------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $698,875)                                                                     $    697,055
                                                                                                               ------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS - 14.2% of Net Assets
                           Banks - 13.5%
                           Thrifts & Mortgage Finance - 13.5%
           54,585(e)       Agate Bay Mortgage Trust, Series 2013-1, Class A1, 3.5%, 7/25/43 (144A)             $     55,156
          128,842(e)       Agate Bay Mortgage Trust, Series 2015-5, Class A3, 3.5%, 7/25/45 (144A)                  130,915
           85,000(e)       Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class B1, 4.0%,
                           5/28/69 (144A)                                                                            88,493
           40,000(e)       Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B1, 4.0%,
                           6/28/57 (144A)                                                                            42,067
           25,000(e)       Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B2, 4.5%,
                           6/28/57 (144A)                                                                            26,521
          100,000(e)       CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.488%,
                           4/10/29 (144A)                                                                           100,456
          100,000(e)       CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class E, 5.488%,
                           4/10/29 (144A)                                                                            97,110
           21,841(e)       Citigroup Mortgage Loan Trust, Series 2013-J1, Class B4, 3.533%, 10/25/43 (144A)          21,318
           25,000          COMM Mortgage Trust, Series 2012-CR2, Class AM, 3.791%, 8/15/45                           25,926
           25,000          COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45                          25,058

   The accompanying notes are an integral part of these financial statements.

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Thrifts & Mortgage Finance - (continued)
          100,000(e)       COMM Mortgage Trust, Series 2013-CR11, Class C, 5.167%, 8/10/50 (144A)              $    104,986
           50,000          COMM Mortgage Trust, Series 2013-LC6, Class A4, 2.941%, 1/10/46                           50,358
           50,000(e)       COMM Mortgage Trust, Series 2015-CR25, Class B, 4.546%, 8/10/48                           53,000
           50,000(e)       CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.584%, 11/15/48                45,259
           25,000          CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5, 3.09%, 1/15/49                 24,925
           22,054(e)       CSMC Trust, Series 2013-IVR1, Class B4, 3.462%, 3/25/43 (144A)                            21,551
           22,352(e)       CSMC Trust, Series 2013-IVR4, Class B4, 3.479%, 7/25/43 (144A)                            21,684
           54,012(e)       CSMC Trust, Series 2014-IVR3, Class A6, 4.0%, 7/25/44 (144A)                              55,404
           31,012(e)       CSMC Trust, Series 2014-OAK1, Class B4, 3.731%, 11/25/44 (144A)                           30,212
           67,463(e)       CSMC Trust, Series 2014-WIN2, Class A8, 3.5%, 10/25/44 (144A)                             68,085
           46,979(e)       CSMC Trust, Series 2015-1, Class B4, 3.941%, 1/25/45 (144A)                               46,612
           59,354(e)       CSMC Trust, Series 2015-2, Class A15, 3.5%, 2/25/45 (144A)                                60,222
           80,662(e)       CSMC Trust, Series 2017-HL1, Class A1, 3.5%, 6/25/47 (144A)                               81,589
           49,002(e)       CSMC Trust, Series 2017-HL2, Class A1, 3.5%, 10/25/47 (144A)                              49,381
           50,000          DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 9/10/49                            49,298
           46,357(e)       EverBank Mortgage Loan Trust, Series 2013-1, Class A2, 2.5%, 3/25/43 (144A)               45,574
          108,995(e)       Flagstar Mortgage Trust, Series 2017-1, Class 1A3, 3.5%, 3/25/47 (144A)                  110,273
           67,494(e)       Flagstar Mortgage Trust, Series 2017-2, Class A13, 3.5%, 10/25/47 (144A)                  67,505
           49,977(b)       FRESB Mortgage Trust, Series 2017-SB39, Class A5H, 2.63% (1 Month USD
                           LIBOR + 261 bps), 8/25/37                                                                 49,799
           25,000          GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.682%, 2/10/46 (144A)        25,343
          100,000(b)       Home Partners of America Trust, Series 2017-1, Class D, 3.435% (1 Month USD
                           LIBOR + 190 bps), 7/17/34 (144A)                                                         100,421
          100,000(b)       Hospitality Mortgage Trust, Series 2017-HIT, Class E, 4.794% (1 Month USD
                           LIBOR + 355 bps), 5/8/30 (144A)                                                          100,375
          100,000(e)       Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.173%, 5/15/48 (144A)              101,570
          100,000(e)       JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8,
                           Class B, 3.977%, 10/15/45 (144A)                                                         102,552
          100,000(b)       JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL4,
                           Class C, 3.677% (1 Month USD LIBOR + 220 bps), 12/15/30 (144A)                           100,271
           82,984(e)       JP Morgan Mortgage Trust, Series 2013-2, Class A2, 3.5%, 5/25/43 (144A)                   84,322
           52,888(e)       JP Morgan Mortgage Trust, Series 2014-1, Class 2A12, 3.5%, 1/25/44 (144A)                 53,507
           27,495(e)       JP Morgan Mortgage Trust, Series 2014-1, Class B4, 3.744%, 1/25/44 (144A)                 26,178
           60,000(e)       JP Morgan Mortgage Trust, Series 2014-IVR6, Class B4, 2.852%, 7/25/44 (144A)              57,736
           72,443(e)       JP Morgan Mortgage Trust, Series 2016-1, Class A13, 3.5%, 5/25/46 (144A)                  72,959
           29,083(e)       JP Morgan Mortgage Trust, Series 2016-2, Class B1, 2.687%, 6/25/46 (144A)                 28,633
           19,389(e)       JP Morgan Mortgage Trust, Series 2016-2, Class B2, 2.687%, 6/25/46 (144A)                 18,814
           84,786(e)       JP Morgan Mortgage Trust, Series 2016-3, Class 1A1, 3.5%, 10/25/46 (144A)                 85,882
           33,499(e)       JP Morgan Mortgage Trust, Series 2016-3, Class AM, 3.372%, 10/25/46 (144A)                33,587
           42,286(e)       JP Morgan Mortgage Trust, Series 2016-5, Class A1, 2.605%, 12/25/46 (144A)                42,120
           50,744(e)       JP Morgan Mortgage Trust, Series 2016-5, Class AM, 2.605%, 12/25/46 (144A)                50,290
           83,453(e)       JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.5%, 1/25/47 (144A)                  83,882
           55,636(e)       JP Morgan Mortgage Trust, Series 2017-1, Class A2, 3.5%, 1/25/47 (144A)                   56,357
           39,854(e)       JP Morgan Mortgage Trust, Series 2017-2, Class A3, 3.5%, 5/25/47 (144A)                   40,345
           39,492(e)       JP Morgan Mortgage Trust, Series 2017-2, Class B1, 3.752%, 5/25/47 (144A)                 39,434
          105,891(e)       JP Morgan Mortgage Trust, Series 2017-3, Class 1A13, 3.5%, 8/25/47 (144A)                106,355
           50,643(e)       JP Morgan Mortgage Trust, Series 2017-3, Class 1A3, 3.5%, 8/25/47 (144A)                  51,268

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Thrifts & Mortgage Finance - (continued)
          104,704(e)       JP Morgan Mortgage Trust, Series 2017-4, Class A13, 3.5%, 11/25/48 (144A)           $    104,666
          106,808(e)       JP Morgan Mortgage Trust, Series 2017-4, Class A3, 3.5%, 11/25/48 (144A)                 108,126
           84,587(e)       JP Morgan Mortgage Trust, Series 2017-5, Class A1, 3.188%, 10/26/48 (144A)                85,292
           50,000(e)       JP Morgan Mortgage Trust, Series 2017-5, Class B3, 3.188%, 10/26/48 (144A)                47,273
          110,000(e)       JP Morgan Mortgage Trust, Series 2017-6, Class A3, 3.5%, 12/25/48 (144A)                 111,546
           30,000(e)       JP Morgan Trust, Series 2015-5, Class B4, 2.864%, 5/25/45 (144A)                          28,650
           50,000          JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4,
                           3.801%, 9/15/47                                                                           52,402
           50,000          JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class A3,
                           3.141%, 12/15/49                                                                          50,121
           28,094(b)       La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.0%
                           (Panamanian Mortgage Reference Rate - 125 bps), 12/23/36 (144A)                           27,743
           58,873(e)       Mill City Mortgage Loan Trust, Series 2017-2, Class M1, 3.25%, 7/25/59 (144A)             59,133
           65,000(e)       Mill City Mortgage Loan Trust, Series 2017-2, Class M3, 3.25%, 7/25/59 (144A)             61,636
           35,000(e)       Mill City Mortgage Loan Trust, Series 2017-3, Class M1, 3.25%, 1/25/61 (144A)             35,028
           30,000(e)       Mill City Mortgage Loan Trust, Series 2017-3, Class M2, 3.25%, 1/25/61 (144A)             29,065
          100,000(e)       Morgan Stanley Capital I Trust, Series 2016-BNK2, Class D, 3.0%, 11/15/49 (144A)          80,213
           25,000          Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.0%, 3/15/49 (144A)           20,183
           53,013(e)       New Residential Mortgage Loan Trust, Series 2017-2A, Class A4, 4.0%,
                           3/25/57 (144A)                                                                            54,513
           48,338(e)       New Residential Mortgage Loan Trust, Series 2017-3A, Class B2, 4.75%,
                           4/25/57 (144A)                                                                            50,984
           70,538(e)       NRP Mortgage Trust, Series 2013-1, Class A1, 3.25%, 7/25/43 (144A)                        70,775
           31,520(e)       NRP Mortgage Trust, Series 2013-1, Class B4, 3.313%, 7/25/43 (144A)                       29,915
          100,000          Progress Residential Trust, Series 2017-SFR1, Class E, 4.261%, 8/17/34 (144A)            100,403
           24,150(b)       RESI Finance LP, Series 2003-C, Class B3, 2.832% (1 Month USD LIBOR + 140 bps),
                           9/10/35 (144A)                                                                            21,749
           88,177          Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.0%, 7/25/56               86,557
           46,232(e)       Sequoia Mortgage Trust, Series 2012-6, Class A1, 2.5%, 12/25/42                           45,726
          129,568(e)       Sequoia Mortgage Trust, Series 2013-2, Class A, 1.874%, 2/25/43                          122,381
           56,195(e)       Sequoia Mortgage Trust, Series 2013-3, Class A1, 2.0%, 3/25/43                            53,642
           34,875(e)       Sequoia Mortgage Trust, Series 2013-4, Class A2, 2.5%, 4/25/43                            33,894
           92,329(e)       Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)                     91,943
           73,383(e)       Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43                            71,841
           46,586(e)       Sequoia Mortgage Trust, Series 2013-7, Class A1, 2.5%, 6/25/43                            45,309
           86,454(e)       Sequoia Mortgage Trust, Series 2013-7, Class A2, 3.0%, 6/25/43                            86,238
           17,880          Sequoia Mortgage Trust, Series 2013-9, Class B1, 3.5%, 7/25/43 (144A)                     17,590
           41,937(e)       Sequoia Mortgage Trust, Series 2014-1, Class 2A5, 4.0%, 4/25/44 (144A)                    43,017
           31,734(e)       Sequoia Mortgage Trust, Series 2015-2, Class A1, 3.5%, 5/25/45 (144A)                     32,245
           95,485(e)       Sequoia Mortgage Trust, Series 2015-3, Class A1, 3.5%, 7/25/45 (144A)                     96,821
           94,624(e)       Sequoia Mortgage Trust, Series 2017-2, Class A1, 3.5%, 3/25/47 (144A)                     96,774
           94,624(e)       Sequoia Mortgage Trust, Series 2017-2, Class A19, 3.5%, 3/25/47 (144A)                    95,141
           31,018(e)       Sequoia Mortgage Trust, Series 2017-3, Class A19, 3.5%, 4/25/47 (144A)                    31,180
           54,658(e)       Sequoia Mortgage Trust, Series 2017-4, Class A1, 3.5%, 7/25/47 (144A)                     55,570
           56,807(e)       Shellpoint Co.-Originator Trust, Series 2016-1, Class 1A1, 3.5%, 11/25/46 (144A)          57,668
           70,708(e)       Shellpoint Co.-Originator Trust, Series 2017-1, Class A19, 3.5%, 4/25/47 (144A)           71,079
           70,000(e)       Towd Point Mortgage Trust, Series 2015-3, Class M2, 4.0%, 3/25/54 (144A)                  71,086
           70,000(e)       Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)                 72,681
           60,000(e)       Towd Point Mortgage Trust, Series 2016-4, Class A2, 3.0%, 7/25/56 (144A)                  60,208
          100,000(e)       Towd Point Mortgage Trust, Series 2017-1, Class A2, 3.5%, 10/25/56 (144A)                102,588
          105,000(e)       Towd Point Mortgage Trust, Series 2017-1, Class M1, 3.75%, 10/25/56 (144A)               106,867

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Thrifts & Mortgage Finance - (continued)
          115,000(e)       Towd Point Mortgage Trust, Series 2017-2, Class A2, 3.25%, 4/25/57 (144A)           $    116,604
           50,000          Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A2,
                           2.819%, 8/15/50                                                                           50,366
           50,000          Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB,
                           3.477%, 8/15/50                                                                           51,423
           23,469(e)       WinWater Mortgage Loan Trust, Series 2015-1, Class B4, 3.915%, 1/20/45 (144A)             22,196
           56,543(e)       WinWater Mortgage Loan Trust, Series 2015-4, Class B4, 3.762%, 6/20/45 (144A)             55,300
                                                                                                               ------------
                           Total Banks                                                                         $  6,284,289
                                                                                                               ------------
                           Diversified Financials - 0.2%
                           Other Diversified Financial Services - 0.2%
          100,000(b)       Colony American Homes, Series 2014-1A, Class D, 3.627% (1 Month USD
                           LIBOR + 215 bps), 5/17/31 (144A)                                                    $    100,345
                                                                                                               ------------
                           Total Diversified Financials                                                        $    100,345
                                                                                                               ------------
                           Government - 0.5%
            7,571          Federal National Mortgage Association REMICS, Series 2009-36, Class HX,
                           4.5%, 6/25/29                                                                       $      7,978
           43,950          Freddie Mac Whole Loan Securities Trust, Series 2017-SC02, Class 2A, 3.5%, 5/25/47        44,080
          100,000(e)       FREMF Mortgage Trust, Series 2012-K710, Class B, 3.812%, 6/25/47 (144A)                  101,603
           44,957          Government National Mortgage Association, Series 2009-83, Class EB, 4.5%, 9/20/39         47,736
           20,409          Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41        20,540
                                                                                                               ------------
                           Total Government                                                                    $    221,937
                                                                                                               ------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $6,605,951)                                                                   $  6,606,571
                                                                                                               ------------
                           CORPORATE BONDS - 36.9% of Net Assets
                           Automobiles & Components - 0.6%
                           Auto Parts & Equipment - 0.0%+
           13,000          TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)                              $     13,942
                                                                                                               ------------
                           Automobile Manufacturers - 0.6%
          120,000          Ford Motor Co., 4.346%, 12/8/26                                                     $    125,110
          115,000          General Motors Co., 6.6%, 4/1/36                                                         140,115
                                                                                                               ------------
                                                                                                               $    265,225
                                                                                                               ------------
                           Total Automobiles & Components                                                      $    279,167
                                                                                                               ------------
                           Banks - 4.3%
                           Diversified Banks - 4.0%
INR     2,020,000          Asian Development Bank, 5.9%, 12/20/22                                              $     31,182
INR     3,150,000          Asian Development Bank, 6.2%, 10/6/26                                                     48,591
INR     2,460,000          Asian Development Bank, 6.45%, 8/8/21                                                     38,977
           65,000(e)       Banco de Credito del Peru, 6.875% (3 Month USD LIBOR + 771 bps), 9/16/26 (144A)           72,963
ARS     1,000,000(b)       Banco de la Ciudad de Buenos Aires, 29.5% (Argentine Deposit
                           Rate Badlar Private Banks 30 - 35 Days + 399 bps), 12/5/22                                54,420
          200,000          Barclays Plc, 4.375%, 1/12/26                                                            208,044
           75,000          BBVA Bancomer SA, 4.375%, 4/10/24 (144A)                                                  78,188
          200,000(c)(e)    BNP Paribas SA, 7.625% (5 Year USD Swap Rate + 631 bps) (144A)                           220,000
          125,000          Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22                                128,942
          200,000          Finansbank AS, 4.875%, 5/19/22 (144A)                                                    196,272

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Diversified Banks - (continued)
NZD       100,000          JPMorgan Chase & Co., 4.25%, 11/2/18                                                $     71,917
ARS     1,266,000(j)       Letras del Banco Central de la Republica Argentina, 4/18/18                               63,237
          200,000          Lloyds Banking Group Plc, 4.65%, 3/24/26                                                 211,181
          200,000          Nordea Bank AB, 4.25%, 9/21/22 (144A)                                                    209,865
          200,000(c)(e)    Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)                225,250
                                                                                                               ------------
                                                                                                               $  1,859,029
                                                                                                               ------------
                           Regional Banks - 0.3%
          125,000          SunTrust Bank, 2.45%, 8/1/22                                                        $    123,256
                                                                                                               ------------
                           Total Banks                                                                         $  1,982,285
                                                                                                               ------------
                           Capital Goods - 1.3%
                           Aerospace & Defense - 0.4%
           50,000          Embraer Netherlands Finance BV, 5.4%, 2/1/27                                        $     54,000
          120,000          Rockwell Collins, Inc., 3.2%, 3/15/24                                                    120,920
                                                                                                               ------------
                                                                                                               $    174,920
                                                                                                               ------------
                           Building Products - 0.6%
           50,000          Masco Corp., 4.375%, 4/1/26                                                         $     52,775
           19,000          Masco Corp., 5.95%, 3/15/22                                                               21,036
           50,000          Owens Corning, 3.4%, 8/15/26                                                              49,077
           75,000          Owens Corning, 4.2%, 12/1/24                                                              78,575
           60,000          Standard Industries, Inc., 5.375%, 11/15/24 (144A)                                        62,718
                                                                                                               ------------
                                                                                                               $    264,181
                                                                                                               ------------
                           Construction & Farm Machinery & Heavy Trucks - 0.2%
          100,000          Meritor, Inc., 6.25%, 2/15/24                                                       $    105,250
                                                                                                               ------------
                           Trading Companies & Distributors - 0.1%
           35,000          United Rentals North America, Inc., 4.625%, 10/15/25                                $     35,262
           35,000          United Rentals North America, Inc., 4.875%, 1/15/28                                       35,175
                                                                                                               ------------
                                                                                                               $     70,437
                                                                                                               ------------
                           Total Capital Goods                                                                 $    614,788
                                                                                                               ------------
                           Commercial & Professional Services - 0.1%
                           Security & Alarm Services - 0.1%
           35,000          Brink's Co., 4.625%, 10/15/27 (144A)                                                $     34,300
                                                                                                               ------------
                           Total Commercial & Professional Services                                            $     34,300
                                                                                                               ------------
                           Commercial Services & Supplies - 0.2%
                           Research & Consulting Services - 0.2%
           61,000          Verisk Analytics, Inc., 5.5%, 6/15/45                                               $     71,071
                                                                                                               ------------
                           Total Commercial Services & Supplies                                                $     71,071
                                                                                                               ------------
                           Consumer Durables & Apparel - 0.9%
                           Homebuilding - 0.7%
           40,000          DR Horton, Inc., 5.75%, 8/15/23                                                     $     44,803
           65,000          KB Home, 7.5%, 9/15/22                                                                    73,937
          100,000          Lennar Corp., 4.5%, 6/15/19                                                              102,250
           36,000          Lennar Corp., 4.75%, 11/29/27 (144A)                                                      37,073

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Homebuilding - (continued)
           20,000          Meritage Homes Corp., 7.0%, 4/1/22                                                  $     22,500
           20,000          Toll Brothers Finance Corp., 4.875%, 11/15/25                                             20,900
                                                                                                               ------------
                                                                                                               $    301,463
                                                                                                               ------------
                           Housewares & Specialties - 0.2%
          100,000          Controladora Mabe SA de CV, 7.875%, 10/28/19 (144A)                                 $    108,500
                                                                                                               ------------
                           Total Consumer Durables & Apparel                                                   $    409,963
                                                                                                               ------------
                           Consumer Services - 0.5%
                           Casinos & Gaming - 0.2%
              617(f)(g)    Mashantucket Western Pequot Tribe, 6.5% (1.0% cash, 5.50% PIK), 7/1/36              $          3
           80,000          Scientific Games International, Inc., 10.0%, 12/1/22                                      87,800
                                                                                                               ------------
                                                                                                               $     87,803
                                                                                                               ------------
                           Education Services - 0.3%
           25,000          Massachusetts Institute of Technology, 5.6%, 7/1/11                                 $     34,519
           50,000          President & Fellows of Harvard College, 2.3%, 10/1/23                                     48,976
           25,000          Tufts University, 5.017%, 4/15/12                                                         28,572
           25,000          William Marsh Rice University, 4.626%, 5/15/63                                            29,833
                                                                                                               ------------
                                                                                                               $    141,900
                                                                                                               ------------
                           Total Consumer Services                                                             $    229,703
                                                                                                               ------------
                           Diversified Financials - 4.3%
                           Asset Management & Custody Banks - 0.4%
           90,000          Blackstone Holdings Finance Co., LLC, 6.25%, 8/15/42 (144A)                         $    117,906
           65,000          Legg Mason, Inc., 4.75%, 3/15/26                                                          69,645
                                                                                                               ------------
                                                                                                               $    187,551
                                                                                                               ------------
                           Consumer Finance - 1.1%
           50,000          Ally Financial, Inc., 4.625%, 5/19/22                                               $     52,000
            5,000          Ally Financial, Inc., 4.625%, 3/30/25                                                      5,250
           23,000          Ally Financial, Inc., 5.75%, 11/20/25                                                     25,070
INR    20,010,000          International Finance Corp., 6.3%, 11/25/24                                              314,036
INR     5,700,000          International Finance Corp., 8.25%, 6/10/21                                               95,071
                                                                                                               ------------
                                                                                                               $    491,427
                                                                                                               ------------
                           Diversified Capital Markets - 0.6%
          100,000(e)       Banco Continental SA via Continental Trustees Cayman, Ltd., 7.375% (3 Month
                           USD LIBOR + 680 bps), 10/7/40 (144A)                                                $    108,000
          175,000          Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                              186,441
                                                                                                               ------------
                                                                                                               $    294,441
                                                                                                               ------------
                           Investment Banking & Brokerage - 0.5%
           35,000          E*TRADE Financial Corp., 2.95%, 8/24/22                                             $     34,704
           65,000(e)       Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25                  64,738
          135,000          Morgan Stanley, 4.1%, 5/22/23                                                            140,649
                                                                                                               ------------
                                                                                                               $    240,091
                                                                                                               ------------
                           Other Diversified Financial Services - 0.6%
INR       300,000          European Bank for Reconstruction & Development, 6.0%, 5/4/20                        $      4,706
IDR 1,230,000,000          European Bank for Reconstruction & Development, 7.375%, 4/15/19                           92,544
IDR 2,300,000,000          European Investment Bank, 7.2%, 7/9/19 (144A)                                            172,396
                                                                                                               ------------
                                                                                                               $    269,646
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Specialized Finance - 1.1%
           71,000          Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                                       $     76,854
          200,000          Fly Leasing, Ltd., 6.375%, 10/15/21                                                      208,500
          200,000          MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                                      199,106
           35,000          Nationstar Mortgage LLC / Nationstar Capital Corp., 6.5%, 6/1/22                          35,350
                                                                                                               ------------
                                                                                                               $    519,810
                                                                                                               ------------
                           Total Diversified Financials                                                        $  2,002,966
                                                                                                               ------------
                           Energy - 7.4%
                           Integrated Oil & Gas - 0.6%
           35,000          Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                                  $     36,287
           25,000          Petrobras Global Finance BV, 6.125%, 1/17/22                                              26,531
           25,000          Petrobras Global Finance BV, 7.375%, 1/17/27                                              27,525
          115,000          Petroleos Mexicanos, 3.5%, 1/30/23                                                       112,585
           45,000          Petroleos Mexicanos, 6.5%, 3/13/27 (144A)                                                 49,185
MXN        95,000          Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                                                 4,298
           30,000          YPF SA, 6.95%, 7/21/27 (144A)                                                             31,845
ARS       175,000          YPF SA, 16.5%, 5/9/22 (144A)                                                               8,855
                                                                                                               ------------
                                                                                                               $    297,111
                                                                                                               ------------
                           Oil & Gas Drilling - 0.2%
           90,000          Rowan Cos., Inc., 4.75%, 1/15/24                                                    $     79,200
           18,000          Rowan Cos., Inc., 5.85%, 1/15/44                                                          14,040
                                                                                                               ------------
                                                                                                               $     93,240
                                                                                                               ------------
                           Oil & Gas Exploration & Production - 1.7%
           65,000          Antero Resources Corp., 5.625%, 6/1/23                                              $     67,600
           82,000          Canadian Natural Resources, Ltd., 6.25%, 3/15/38                                         102,401
           35,000          Canadian Natural Resources, Ltd., 6.75%, 2/1/39                                           45,064
          200,000          Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (144A)                                    209,290
           65,000          Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25 (144A)                          66,462
           25,000          MEG Energy Corp., 6.5%, 1/15/25 (144A)                                                    24,688
           75,000          Newfield Exploration Co., 5.625%, 7/1/24                                                  80,625
           32,000          Noble Energy, Inc., 5.625%, 5/1/21                                                        32,870
           60,000          Oasis Petroleum, Inc., 6.875%, 3/15/22                                                    61,575
           45,000          Sanchez Energy Corp., 7.75%, 6/15/21                                                      42,300
           60,000          Whiting Petroleum Corp., 5.75%, 3/15/21                                                   61,575
                                                                                                               ------------
                                                                                                               $    794,450
                                                                                                               ------------
                           Oil & Gas Refining & Marketing - 0.7%
           65,000          Andeavor, 5.375%, 10/1/22                                                           $     67,113
          134,000          Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.5%, 4/15/21            133,330
           79,000          Valero Energy Corp., 6.625%, 6/15/37                                                     104,115
                                                                                                               ------------
                                                                                                               $    304,558
                                                                                                               ------------
                           Oil & Gas Storage & Transportation - 4.2%
           75,000          Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22 (144A)        $     78,187
           85,000          Boardwalk Pipelines LP, 4.95%, 12/15/24                                                   91,060
           55,000          Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                                        55,963
           73,000          DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                                         78,931
           77,000          Enable Midstream Partners LP, 3.9%, 5/15/24                                               77,467

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Oil & Gas Storage & Transportation - (continued)
           38,000          Enable Midstream Partners LP, 4.4%, 3/15/27                                         $     38,641
           30,000          Energy Transfer Equity LP, 5.875%, 1/15/24                                                31,575
           21,000          Energy Transfer LP, 6.5%, 2/1/42                                                          23,779
           56,000(e)       Enterprise Products Operating LLC, 5.084% (3 Month USD LIBOR + 371 bps), 8/1/66           56,000
          100,000          Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22                          103,750
           95,000          Kinder Morgan, Inc., 5.05%, 2/15/46                                                       98,604
           25,000          Kinder Morgan, Inc., 5.3%, 12/1/34                                                        26,669
           90,000          Kinder Morgan, Inc., 5.55%, 6/1/45                                                        98,495
           25,000          MPLX LP, 4.125%, 3/1/27                                                                   25,606
          135,000          MPLX LP, 4.875%, 12/1/24                                                                 145,516
           56,000          ONEOK, Inc., 7.5%, 9/1/23                                                                 66,644
          125,000          Phillips 66 Partners LP, 3.75%, 3/1/28                                                   125,057
          165,000          Plains All American Pipeline LP / PAA Finance Corp., 4.65%, 10/15/25                     170,031
           15,000          Sabine Pass Liquefaction LLC, 5.625%, 3/1/25                                              16,545
          100,000          Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                                             111,148
           35,000          Spectra Energy Capital LLC, 6.75%, 7/15/18                                                35,790
           50,000          Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47                                    50,338
           19,000          Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                    20,237
           45,000          Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
                           4.125%, 11/15/19                                                                          45,281
           52,000          Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.0%,
                           1/15/28 (144A)                                                                            51,870
           95,000          Williams Cos., Inc., 7.5%, 1/15/31                                                       116,138
          105,000          Williams Partners LP, 5.1%, 9/15/45                                                      115,476
                                                                                                               ------------
                                                                                                               $  1,954,798
                                                                                                               ------------
                           Total Energy                                                                        $  3,444,157
                                                                                                               ------------
                           Food & Staples Retailing - 0.6%
                           Drug Retail - 0.2%
           36,308          CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                      $     40,824
           65,666          CVS Pass-Through Trust, 6.036%, 12/10/28                                                  73,000
                                                                                                               ------------
                                                                                                               $    113,824
                                                                                                               ------------
                           Food Retail - 0.4%
           70,000          Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)                               $     69,935
          119,000          C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                        112,158
                                                                                                               ------------
                                                                                                               $    182,093
                                                                                                               ------------
                           Total Food & Staples Retailing                                                      $    295,917
                                                                                                               ------------
                           Food, Beverage & Tobacco - 1.1%
                           Packaged Foods & Meats - 0.7%
           70,000          JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25 (144A)                       $     67,375
          200,000          Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                                            194,600
           30,000          Post Holdings, Inc., 5.0%, 8/15/26 (144A)                                                 29,513
           25,000          Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                             24,668
                                                                                                               ------------
                                                                                                               $    316,156
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Tobacco - 0.4%
           35,000          Alliance One International, Inc., 8.5%, 4/15/21 (144A)                              $     36,662
           25,000          Alliance One International, Inc., 9.875%, 7/15/21                                         23,000
          100,000          Reynolds American, Inc., 4.45%, 6/12/25                                                  106,625
                                                                                                               ------------
                                                                                                               $    166,287
                                                                                                               ------------
                           Total Food, Beverage & Tobacco                                                      $    482,443
                                                                                                               ------------
                           Health Care Equipment & Services - 2.2%
                           Health Care Distributors - 0.3%
           85,000          AmerisourceBergen Corp., 3.45%, 12/15/27                                            $     84,293
           78,000          Cardinal Health, Inc., 3.079%, 6/15/24                                                    76,784
                                                                                                               ------------
                                                                                                               $    161,077
                                                                                                               ------------
                           Health Care Facilities - 0.4%
           25,000          CHS/Community Health Systems, Inc., 6.875%, 2/1/22                                  $     14,375
           25,000          HCA, Inc., 5.875%, 5/1/23                                                                 26,687
           20,000          Kindred Healthcare, Inc., 6.375%, 4/15/22                                                 20,300
           50,000          Kindred Healthcare, Inc., 8.0%, 1/15/20                                                   54,173
           50,000          NYU Hospitals Center, 4.428%, 7/1/42                                                      53,954
           35,000          RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (144A)                       36,925
                                                                                                               ------------
                                                                                                               $    206,414
                                                                                                               ------------
                           Health Care Services - 0.3%
           50,000          MEDNAX, Inc., 5.25%, 12/1/23 (144A)                                                 $     50,875
           79,000          Universal Hospital Services, Inc., 7.625%, 8/15/20                                        79,000
                                                                                                               ------------
                                                                                                               $    129,875
                                                                                                               ------------
                           Health Care Supplies - 0.2%
           75,000          Fresenius US Finance II, Inc., 4.5%, 1/15/23 (144A)                                 $     78,750
                                                                                                               ------------
                           Health Care Technology - 0.3%
EUR       100,000          Quintiles IMS, Inc., 2.875%, 9/15/25 (144A)                                         $    120,941
                                                                                                               ------------
                           Managed Health Care - 0.7%
          115,000          Anthem, Inc., 3.35%, 12/1/24                                                        $    116,670
           30,000          Centene Corp., 4.75%, 5/15/22                                                             31,125
           40,000          Centene Corp., 5.625%, 2/15/21                                                            41,100
           25,000          Centene Corp., 6.125%, 2/15/24                                                            26,437
           35,000          Humana, Inc., 3.95%, 3/15/27                                                              36,238
           85,000          Molina Healthcare, Inc., 5.375%, 11/15/22                                                 88,613
                                                                                                               ------------
                                                                                                               $    340,183
                                                                                                               ------------
                           Total Health Care Equipment & Services                                              $  1,037,240
                                                                                                               ------------
                           Household & Personal Products - 0.0%+
                           Personal Products - 0.0%+
           15,000          Revlon Consumer Products Corp., 5.75%, 2/15/21                                      $     11,325
                                                                                                               ------------
                           Total Household & Personal Products                                                 $     11,325
                                                                                                               ------------
                           Insurance - 2.5%
                           Insurance Brokers - 0.3%
          110,000          Brown & Brown, Inc., 4.2%, 9/15/24                                                  $    115,309
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Life & Health Insurance - 0.3%
           60,000          Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (144A)          $     63,452
           60,000          Teachers Insurance & Annuity Association of America, 4.9%, 9/15/44 (144A)                 68,633
           12,000          Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)               16,954
                                                                                                               ------------
                                                                                                               $    149,039
                                                                                                               ------------
                           Multi-line Insurance - 0.7%
           85,000          AXA SA, 8.6%, 12/15/30                                                              $    122,294
          200,000          Liberty Mutual Group, Inc., 4.85%, 8/1/44 (144A)                                         222,277
                                                                                                               ------------
                                                                                                               $    344,571
                                                                                                               ------------
                           Property & Casualty Insurance - 0.3%
           55,000          Delphi Financial Group, Inc., 7.875%, 1/31/20                                       $     60,591
          100,000(e)       Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)         100,280
                                                                                                               ------------
                                                                                                               $    160,871
                                                                                                               ------------
                           Reinsurance - 0.9%
NZD       380,000          International Bank for Reconstruction & Development, 3.5%, 1/22/21 (Cat Bond)       $    276,295
NZD        75,000          International Bank for Reconstruction & Development, 4.625%, 10/6/21 (Cat Bond)           56,695
INR     2,150,000          International Bank for Reconstruction & Development, 5.75%, 10/28/19 (Cat Bond)           33,628
           40,000+(h)(i)   Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/19                                2,240
           40,000+(h)(i)   Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/20                               33,168
                                                                                                               ------------
                                                                                                               $    402,026
                                                                                                               ------------
                           Total Insurance                                                                     $  1,171,816
                                                                                                               ------------
                           Materials - 0.9%
                           Commodity Chemicals - 0.1%
           35,000          NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                           $     34,913
                                                                                                               ------------
                           Copper - 0.1%
           50,000          Freeport-McMoRan, Inc., 3.875%, 3/15/23                                             $     49,750
                                                                                                               ------------
                           Diversified Chemicals - 0.1%
           50,000          CF Industries, Inc., 3.45%, 6/1/23                                                  $     49,312
                                                                                                               ------------
                           Diversified Metals & Mining - 0.1%
           40,000          Rain CII Carbon LLC / CII Carbon Corp., 7.25%, 4/1/25 (144A)                        $     43,550
                                                                                                               ------------
                           Fertilizers & Agricultural Chemicals - 0.3%
          135,000          Agrium, Inc., 5.25%, 1/15/45                                                        $    157,068
                                                                                                               ------------
                           Paper Packaging - 0.2%
           70,000          International Paper Co., 4.8%, 6/15/44                                              $     76,626
           16,000          International Paper Co., 6.0%, 11/15/41                                                   20,027
                                                                                                               ------------
                                                                                                               $     96,653
                                                                                                               ------------
                           Total Materials                                                                     $    431,246
                                                                                                               ------------
                           Media - 1.2%
                           Cable & Satellite - 1.2%
          125,000          Charter Communications Operating LLC / Charter Communications Operating
                           Capital, 6.384%, 10/23/35                                                           $    145,953
          125,000          Cox Communications, Inc., 3.35%, 9/15/26 (144A)                                          122,156
          200,000          CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                                   204,000

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Cable & Satellite - (continued)
           30,000          Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                       $     31,088
           60,000          Time Warner Cable LLC, 6.55%, 5/1/37                                                      70,564
                                                                                                               ------------
                           Total Media                                                                         $    573,761
                                                                                                               ------------
                           Pharmaceuticals, Biotechnology & Life Sciences - 1.0%
                           Biotechnology - 0.5%
           25,000          AbbVie, Inc., 2.85%, 5/14/23                                                        $     24,945
           85,000          AbbVie, Inc., 3.2%, 5/14/26                                                               84,749
          100,000          Biogen, Inc., 4.05%, 9/15/25                                                             105,820
                                                                                                               ------------
                                                                                                               $    215,514
                                                                                                               ------------
                           Pharmaceuticals - 0.5%
           25,000          Endo Finance LLC, 5.75%, 1/15/22 (144A)                                             $     20,812
          110,000          Mylan NV, 3.95%, 6/15/26                                                                 110,920
EUR       105,000          Valeant Pharmaceuticals International, Inc., 4.5%, 5/15/23 (144A)                        112,800
                                                                                                               ------------
                                                                                                               $    244,532
                                                                                                               ------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences                                $    460,046
                                                                                                               ------------
                           Real Estate - 1.4%
                           Diversified REIT - 0.3%
           25,000          Duke Realty LP, 3.25%, 6/30/26                                                      $     24,778
           95,000          Essex Portfolio LP, 3.625%, 5/1/27                                                        95,688
                                                                                                               ------------
                                                                                                               $    120,466
                                                                                                               ------------
                           Health Care REIT - 0.3%
           75,000          Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                               $     73,843
           55,000          Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                    54,777
                                                                                                               ------------
                                                                                                               $    128,620
                                                                                                               ------------
                           Office REIT - 0.4%
           75,000          Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                               $     75,316
           25,000          Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                     25,538
           20,000          Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                       21,238
           70,000          Highwoods Realty LP, 3.625%, 1/15/23                                                      70,764
                                                                                                               ------------
                                                                                                               $    192,856
                                                                                                               ------------
                           Residential REIT - 0.2%
          115,000          UDR, Inc., 4.0%, 10/1/25                                                            $    119,907
                                                                                                               ------------
                           Specialized REIT - 0.2%
           75,000          Equinix, Inc., 5.75%, 1/1/25                                                        $     79,594
                                                                                                               ------------
                           Total Real Estate                                                                   $    641,443
                                                                                                               ------------
                           Retailing - 0.7%
                           Department Stores - 0.1%
           42,000          PetSmart, Inc., 7.125%, 3/15/23 (144A)                                              $     24,885
                                                                                                               ------------
                           Internet Retail - 0.6%
           30,000          Amazon.com, Inc., 2.8%, 8/22/24 (144A)                                              $     29,909
          100,000          Expedia, Inc., 3.8%, 2/15/28 (144A)                                                       96,631
           25,000          Expedia, Inc., 4.5%, 8/15/24                                                              26,181
          115,000          Priceline Group, Inc., 3.55%, 3/15/28                                                    113,914
                                                                                                               ------------
                                                                                                               $    266,635
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Specialty Stores - 0.0%+
           30,000          PetSmart, Inc., 5.875%, 6/1/25 (144A)                                               $     23,025
                                                                                                               ------------
                           Total Retailing                                                                     $    314,545
                                                                                                               ------------
                           Semiconductors & Semiconductor Equipment - 0.1%
                           Semiconductors - 0.1%
           60,000          Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.625%, 1/15/24 (144A)              $     59,663
                                                                                                               ------------
                           Total Semiconductors & Semiconductor Equipment                                      $     59,663
                                                                                                               ------------
                           Software & Services - 0.4%
                           Internet Software & Services - 0.4%
          200,000          Alibaba Group Holding, Ltd., 3.4%, 12/6/27                                          $    199,949
                                                                                                               ------------
                           Total Software & Services                                                           $    199,949
                                                                                                               ------------
                           Technology Hardware & Equipment - 1.4%
                           Communications Equipment - 0.1%
           50,000          Brocade Communications Systems, Inc., 4.625%, 1/15/23                               $     51,125
                                                                                                               ------------
                           Electronic Components - 0.8%
          115,000          Amphenol Corp., 3.2%, 4/1/24                                                        $    115,778
EUR       100,000          Belden, Inc., 2.875%, 9/15/25 (144A)                                                     120,106
EUR       100,000          Belden, Inc., 5.5%, 4/15/23 (144A)                                                       124,995
                                                                                                               ------------
                                                                                                               $    360,879
                                                                                                               ------------
                           Electronic Manufacturing Services - 0.3%
           25,000          Flex, Ltd., 4.75%, 6/15/25                                                          $     26,747
          100,000          Flex, Ltd., 5.0%, 2/15/23                                                                107,056
                                                                                                               ------------
                                                                                                               $    133,803
                                                                                                               ------------
                           Technology Hardware, Storage & Peripherals - 0.2%
           80,000          NCR Corp., 5.0%, 7/15/22                                                            $     81,400
           30,000          NCR Corp., 6.375%, 12/15/23                                                               31,425
                                                                                                               ------------
                                                                                                               $    112,825
                                                                                                               ------------
                           Total Technology Hardware & Equipment                                               $    658,632
                                                                                                               ------------
                           Telecommunication Services - 1.2%
                           Integrated Telecommunication Services - 0.7%
          100,000          AT&T, Inc., 5.15%, 2/14/50                                                          $    101,247
           21,000          CenturyLink, Inc., 6.45%, 6/15/21                                                         21,210
           50,000          CenturyLink, Inc., 7.6%, 9/15/39                                                          43,000
           17,000          Frontier Communications Corp., 8.5%, 4/15/20                                              14,110
          100,000          GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                                     99,160
           25,000          Unison Ground Lease Funding LLC, 2.981%, 3/15/20 (144A)                                   24,532
           35,000          Windstream Services LLC, 6.375%, 8/1/23                                                   21,350
                                                                                                               ------------
                                                                                                               $    324,609
                                                                                                               ------------
                           Wireless Telecommunication Services - 0.5%
          150,000          SBA Tower Trust, 3.869%, 10/8/24 (144A)                                             $    151,302
           50,000          Sprint Corp., 7.25%, 9/15/21                                                              52,937
                                                                                                               ------------
                                                                                                               $    204,239
                                                                                                               ------------
                           Total Telecommunication Services                                                    $    528,848
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Transportation - 0.7%
                           Airlines - 0.7%
           34,635          Air Canada 2013-1 Class B Pass Through Trust, 5.375%, 5/15/21 (144A)                $     36,256
           12,902          Delta Air Lines 2010-2 Class A Pass Through Trust, 4.95%, 5/23/19                         13,241
           25,000          Delta Air Lines, Inc., 2.875%, 3/13/20                                                    25,145
          158,829          Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                                              163,125
           89,816          Latam Airlines 2015-1 Pass Through Trust A, 4.2%, 11/15/27                                90,602
                                                                                                               ------------
                           Total Transportation                                                                $    328,369
                                                                                                               ------------
                           Utilities - 1.9%
                           Electric Utilities - 1.4%
           33,000          AES Corp., 5.125%, 9/1/27                                                           $     34,650
EUR       100,000          ContourGlobal Power Holdings SA, 5.125%, 6/15/21 (144A)                                  125,416
          100,000(c)(e)    Electricite de France SA, 5.25% (10 Year USD Swap Rate + 371 bps) (144A)                 102,000
           65,000          Iberdrola International BV, 6.75%, 7/15/36                                                85,759
          105,000          NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                                     106,957
           17,000          NextEra Energy Operating Partners LP, 4.5%, 9/15/27 (144A)                                16,915
          100,000(c)(e)    Southern California Edison Co., 6.25% (3 Month USD LIBOR + 420 bps)                      109,260
           40,000          TerraForm Global Operating LLC, 9.75%, 8/15/22 (144A)                                     44,250
           18,000          TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                                      17,865
           18,000          TerraForm Power Operating LLC, 5.0%, 1/31/28 (144A)                                       17,820
                                                                                                               ------------
                                                                                                               $    660,892
                                                                                                               ------------
                           Gas Utilities - 0.1%
           30,000          Boston Gas Co., 3.15%, 8/1/27 (144A)                                                $     29,904
           16,000          DCP Midstream Operating LP, 5.6%, 4/1/44                                                  15,880
                                                                                                               ------------
                                                                                                               $     45,784
                                                                                                               ------------
                           Independent Power Producers & Energy Traders - 0.4%
           66,895          Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                        $     78,334
           40,000          Calpine Corp., 5.75%, 1/15/25                                                             37,800
           40,000          NRG Energy, Inc., 6.625%, 1/15/27                                                         42,300
           25,000          NRG Energy, Inc., 7.25%, 5/15/26                                                          27,218
                                                                                                               ------------
                                                                                                               $    185,652
                                                                                                               ------------
                           Total Utilities                                                                     $    892,328
                                                                                                               ------------
                           TOTAL CORPORATE BONDS
                           (Cost $16,382,466)                                                                  $ 17,155,971
                                                                                                               ------------
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 31.7% of Net Assets
           36,665          Fannie Mae, 3.0%, 10/1/30                                                           $     37,426
           58,762          Fannie Mae, 3.0%, 5/1/31                                                                  59,994
          110,388          Fannie Mae, 3.0%, 5/1/43                                                                 110,979
           21,719          Fannie Mae, 3.0%, 5/1/46                                                                  21,797
           55,281          Fannie Mae, 3.0%, 9/1/46                                                                  55,309
          106,762          Fannie Mae, 3.0%, 10/1/46                                                                106,816
          111,472          Fannie Mae, 3.0%, 11/1/46                                                                111,529
           84,097          Fannie Mae, 3.0%, 1/1/47                                                                  84,539
           29,471          Fannie Mae, 3.0%, 3/1/47                                                                  29,486
          222,670          Fannie Mae, 3.0%, 10/1/47                                                                222,783
           75,000          Fannie Mae, 3.0%, 1/1/48 (TBA)                                                            75,000
           45,922          Fannie Mae, 3.5%, 12/1/25                                                                 47,412

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
           72,927          Fannie Mae, 3.5%, 12/1/25                                                           $     75,294
           61,276          Fannie Mae, 3.5%, 6/1/42                                                                  63,319
           29,866          Fannie Mae, 3.5%, 12/1/42                                                                 30,889
           85,778          Fannie Mae, 3.5%, 2/1/44                                                                  88,220
           59,964          Fannie Mae, 3.5%, 2/1/45                                                                  62,013
           75,885          Fannie Mae, 3.5%, 6/1/45                                                                  78,174
           66,990          Fannie Mae, 3.5%, 9/1/45                                                                  68,958
           63,935          Fannie Mae, 3.5%, 1/1/46                                                                  65,679
           37,668          Fannie Mae, 3.5%, 2/1/46                                                                  38,695
           20,942          Fannie Mae, 3.5%, 3/1/46                                                                  21,513
           47,606          Fannie Mae, 3.5%, 4/1/46                                                                  48,904
           43,768          Fannie Mae, 3.5%, 5/1/46                                                                  45,214
           53,633          Fannie Mae, 3.5%, 7/1/46                                                                  55,095
          102,358          Fannie Mae, 3.5%, 9/1/46                                                                 105,149
           22,620          Fannie Mae, 3.5%, 10/1/46                                                                 23,306
           23,233          Fannie Mae, 3.5%, 10/1/46                                                                 23,867
           47,415          Fannie Mae, 3.5%, 12/1/46                                                                 48,708
           28,168          Fannie Mae, 3.5%, 1/1/47                                                                  28,936
           69,684          Fannie Mae, 3.5%, 1/1/47                                                                  71,992
           73,263          Fannie Mae, 3.5%, 1/1/47                                                                  75,261
          122,245          Fannie Mae, 3.5%, 1/1/47                                                                 125,950
           77,328          Fannie Mae, 3.5%, 5/1/47                                                                  79,437
           80,031          Fannie Mae, 3.5%, 5/1/47                                                                  82,213
           24,065          Fannie Mae, 3.5%, 7/1/47                                                                  24,722
           83,342          Fannie Mae, 3.5%, 7/1/47                                                                  85,614
          115,241          Fannie Mae, 3.5%, 7/1/47                                                                 118,383
           23,478          Fannie Mae, 3.5%, 8/1/47                                                                  24,118
          185,785          Fannie Mae, 3.5%, 8/1/47                                                                 190,866
           29,692          Fannie Mae, 3.5%, 11/1/47                                                                 30,503
           70,000          Fannie Mae, 3.5%, 12/1/47                                                                 71,915
          115,000          Fannie Mae, 3.5%, 12/1/47                                                                118,145
           13,953          Fannie Mae, 4.0%, 12/1/19                                                                 14,360
           69,844          Fannie Mae, 4.0%, 10/1/40                                                                 74,428
           10,230          Fannie Mae, 4.0%, 12/1/40                                                                 10,900
            9,256          Fannie Mae, 4.0%, 11/1/41                                                                  9,720
           15,026          Fannie Mae, 4.0%, 12/1/41                                                                 15,780
           13,696          Fannie Mae, 4.0%, 1/1/42                                                                  14,384
           40,947          Fannie Mae, 4.0%, 1/1/42                                                                  43,002
           77,097          Fannie Mae, 4.0%, 1/1/42                                                                  80,971
           28,462          Fannie Mae, 4.0%, 2/1/42                                                                  29,890
           16,742          Fannie Mae, 4.0%, 3/1/42                                                                  17,672
           35,880          Fannie Mae, 4.0%, 4/1/42                                                                  37,683
           45,865          Fannie Mae, 4.0%, 5/1/42                                                                  48,158
           77,152          Fannie Mae, 4.0%, 7/1/42                                                                  81,595
          226,899          Fannie Mae, 4.0%, 8/1/42                                                                 238,288
           33,401          Fannie Mae, 4.0%, 11/1/43                                                                 35,222
           37,809          Fannie Mae, 4.0%, 11/1/43                                                                 39,994

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
           43,862          Fannie Mae, 4.0%, 11/1/43                                                           $     46,252
           31,527          Fannie Mae, 4.0%, 7/1/44                                                                  33,004
           61,838          Fannie Mae, 4.0%, 8/1/44                                                                  64,732
           18,854          Fannie Mae, 4.0%, 10/1/44                                                                 19,738
           26,278          Fannie Mae, 4.0%, 10/1/45                                                                 27,487
           95,094          Fannie Mae, 4.0%, 11/1/45                                                                100,499
           61,079          Fannie Mae, 4.0%, 12/1/45                                                                 63,900
           71,290          Fannie Mae, 4.0%, 6/1/46                                                                  74,577
           72,191          Fannie Mae, 4.0%, 7/1/46                                                                  75,523
           92,352          Fannie Mae, 4.0%, 7/1/46                                                                  96,608
           54,083          Fannie Mae, 4.0%, 8/1/46                                                                  56,580
           71,620          Fannie Mae, 4.0%, 8/1/46                                                                  74,926
           21,901          Fannie Mae, 4.0%, 11/1/46                                                                 22,916
           24,453          Fannie Mae, 4.0%, 11/1/46                                                                 25,585
          104,382          Fannie Mae, 4.0%, 1/1/47                                                                 109,273
           33,121          Fannie Mae, 4.0%, 4/1/47                                                                  34,865
           38,706          Fannie Mae, 4.0%, 4/1/47                                                                  40,507
           55,408          Fannie Mae, 4.0%, 4/1/47                                                                  58,326
           24,108          Fannie Mae, 4.0%, 6/1/47                                                                  25,231
           24,219          Fannie Mae, 4.0%, 6/1/47                                                                  25,503
           24,787          Fannie Mae, 4.0%, 6/1/47                                                                  25,942
           91,168          Fannie Mae, 4.0%, 6/1/47                                                                  95,424
           28,814          Fannie Mae, 4.0%, 7/1/47                                                                  30,342
           32,858          Fannie Mae, 4.0%, 7/1/47                                                                  34,390
           27,411          Fannie Mae, 4.0%, 8/1/47                                                                  28,689
           51,754          Fannie Mae, 4.0%, 8/1/47                                                                  54,172
           60,000          Fannie Mae, 4.0%, 12/1/47                                                                 62,807
          269,992          Fannie Mae, 4.5%, 8/1/40                                                                 289,438
           79,735          Fannie Mae, 4.5%, 11/1/40                                                                 85,486
           38,667          Fannie Mae, 4.5%, 5/1/41                                                                  41,817
           16,176          Fannie Mae, 4.5%, 7/1/41                                                                  17,407
           32,881          Fannie Mae, 4.5%, 12/1/41                                                                 35,010
           36,583          Fannie Mae, 4.5%, 2/1/44                                                                  38,980
           38,630          Fannie Mae, 4.5%, 2/1/44                                                                  41,178
          105,685          Fannie Mae, 4.5%, 6/1/44                                                                 113,165
           63,955          Fannie Mae, 4.5%, 5/1/46                                                                  68,096
           41,086          Fannie Mae, 5.0%, 4/1/30                                                                  44,171
           31,406          Fannie Mae, 5.0%, 1/1/39                                                                  33,999
            8,179          Fannie Mae, 5.0%, 6/1/40                                                                   8,827
              187          Fannie Mae, 6.0%, 3/1/32                                                                     211
          224,944(j)       Federal Home Loan Bank Discount Notes, 1/9/18                                            224,944
           40,471          Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                           41,233
           89,086          Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                           89,559
           17,954          Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                            18,052
           67,991          Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                            68,217
           46,943          Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                            47,008
           24,521          Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                           24,550

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
           68,564          Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                      $     68,648
           32,107          Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                           33,363
           28,817          Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                           29,738
           14,785          Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                           15,278
           82,385          Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                            85,136
           75,300          Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                           77,556
           48,093          Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                            49,462
           75,471          Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                            77,619
           69,278          Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                            71,757
          101,786          Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                           105,160
          115,028          Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                           118,623
          124,083          Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                           128,047
           42,371          Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                           43,578
          115,437          Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                          119,257
           24,628          Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                            25,330
           24,763          Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                            25,469
           93,257          Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                                            95,914
           82,018          Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                                            84,355
           99,669          Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                                          102,508
           34,948          Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                           35,944
           44,935          Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                           46,215
           80,128          Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                                            83,912
           16,089          Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                            16,976
           57,913          Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                            60,592
           16,048          Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                            16,933
           16,319          Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                            17,219
           43,924          Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                            45,952
           26,568          Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                           27,784
           59,966          Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                           62,709
           17,728          Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                            18,540
           35,478          Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                            37,105
           60,916          Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                            63,707
           57,786          Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                            60,432
           24,673          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                            25,990
           38,888          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                            40,963
           76,206          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                            79,699
           76,889          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                            80,992
          127,806          Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                           133,654
           69,803          Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                           73,002
          209,477          Federal Home Loan Mortgage Corp., 4.0%, 12/1/47                                          219,335
           75,723          Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                            80,497
              352          Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                                               379
            1,892          Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                                             2,033
            7,160          Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                            7,795
           25,378          Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                                           27,648
           14,000          Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                            15,464
           93,601          Government National Mortgage Association I, 3.5%, 11/15/41                                97,073

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
           22,418          Government National Mortgage Association I, 3.5%, 7/15/42                           $     23,206
           16,370          Government National Mortgage Association I, 3.5%, 10/15/42                                17,010
           29,615          Government National Mortgage Association I, 3.5%, 8/15/46                                 30,651
            6,086          Government National Mortgage Association I, 4.0%, 12/15/41                                 6,370
          235,549          Government National Mortgage Association I, 4.0%, 4/15/42                                247,108
           68,404          Government National Mortgage Association I, 4.0%, 8/15/43                                 72,544
           15,880          Government National Mortgage Association I, 4.0%, 3/15/44                                 16,582
           34,986          Government National Mortgage Association I, 4.0%, 9/15/44                                 36,534
           35,893          Government National Mortgage Association I, 4.0%, 4/15/45                                 37,493
           60,245          Government National Mortgage Association I, 4.0%, 6/15/45                                 62,912
            7,260          Government National Mortgage Association I, 4.5%, 9/15/33                                  7,780
           14,225          Government National Mortgage Association I, 4.5%, 4/15/35                                 15,124
           28,909          Government National Mortgage Association I, 4.5%, 1/15/40                                 30,923
           77,877          Government National Mortgage Association I, 4.5%, 3/15/40                                 83,232
           24,408          Government National Mortgage Association I, 4.5%, 9/15/40                                 26,079
           21,619          Government National Mortgage Association I, 4.5%, 7/15/41                                 23,032
            5,117          Government National Mortgage Association I, 5.0%, 4/15/35                                  5,628
            5,316          Government National Mortgage Association I, 5.5%, 1/15/34                                  5,908
            7,779          Government National Mortgage Association I, 5.5%, 4/15/34                                  8,650
            2,368          Government National Mortgage Association I, 5.5%, 7/15/34                                  2,630
            9,387          Government National Mortgage Association I, 5.5%, 6/15/35                                 10,295
              395          Government National Mortgage Association I, 6.0%, 8/15/19                                    400
              755          Government National Mortgage Association I, 6.0%, 2/15/33                                    851
            1,253          Government National Mortgage Association I, 6.0%, 3/15/33                                  1,414
            1,263          Government National Mortgage Association I, 6.0%, 3/15/33                                  1,412
              222          Government National Mortgage Association I, 6.0%, 6/15/33                                    248
            2,030          Government National Mortgage Association I, 6.0%, 6/15/33                                  2,339
            1,803          Government National Mortgage Association I, 6.0%, 7/15/33                                  2,080
            1,922          Government National Mortgage Association I, 6.0%, 7/15/33                                  2,168
              878          Government National Mortgage Association I, 6.0%, 9/15/33                                    984
            3,144          Government National Mortgage Association I, 6.0%, 9/15/33                                  3,514
            1,509          Government National Mortgage Association I, 6.0%, 10/15/33                                 1,706
            6,794          Government National Mortgage Association I, 6.0%, 8/15/34                                  7,596
            1,293          Government National Mortgage Association I, 6.5%, 3/15/29                                  1,434
            1,184          Government National Mortgage Association I, 6.5%, 1/15/30                                  1,314
              426          Government National Mortgage Association I, 6.5%, 2/15/32                                    489
              476          Government National Mortgage Association I, 6.5%, 3/15/32                                    552
              690          Government National Mortgage Association I, 6.5%, 11/15/32                                   801
               98          Government National Mortgage Association I, 7.0%, 3/15/31                                    102
           43,996          Government National Mortgage Association II, 3.0%, 8/20/46                                44,438
           98,710          Government National Mortgage Association II, 3.0%, 9/20/46                                99,701
           13,555          Government National Mortgage Association II, 3.5%, 3/20/45                                14,032
           16,082          Government National Mortgage Association II, 3.5%, 4/20/45                                16,678
           18,308          Government National Mortgage Association II, 3.5%, 4/20/45                                18,993
           61,869          Government National Mortgage Association II, 3.5%, 8/20/45                                64,056
           22,794          Government National Mortgage Association II, 3.5%, 3/20/46                                23,712
           95,020          Government National Mortgage Association II, 3.5%, 11/20/46                               98,326

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
          199,033          Government National Mortgage Association II, 3.5%, 10/20/47                         $    205,957
           50,295          Government National Mortgage Association II, 4.0%, 9/20/44                                52,813
           84,730          Government National Mortgage Association II, 4.0%, 10/20/46                               88,429
           83,046          Government National Mortgage Association II, 4.0%, 1/20/47                                86,629
          105,000          Government National Mortgage Association II, 4.0%, 12/20/47                              110,020
           14,716          Government National Mortgage Association II, 4.5%, 9/20/41                                15,585
           19,088          Government National Mortgage Association II, 4.5%, 10/20/44                               20,167
           41,662          Government National Mortgage Association II, 4.5%, 11/20/44                               43,992
          168,856          Government National Mortgage Association II, 4.5%, 10/20/47                              178,551
            3,825          Government National Mortgage Association II, 5.5%, 3/20/34                                 4,240
            6,367          Government National Mortgage Association II, 6.0%, 11/20/33                                7,223
          100,000(j)       U.S. Treasury Bills, 1/11/18                                                              99,971
          465,000(j)       U.S. Treasury Bills, 1/25/18                                                             464,635
          182,000          U.S. Treasury Bonds, 2.75%, 8/15/47                                                      182,228
          125,000          U.S. Treasury Bonds, 2.75%, 11/15/47                                                     125,205
          790,847          U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                    794,813
          178,820          U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                   185,820
          655,843          U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                     700,613
          800,000          U.S. Treasury Notes, 2.0%, 11/30/22                                                      792,719
                                                                                                               ------------
                                                                                                               $ 14,739,298
                                                                                                               ------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $14,678,416)                                                                  $ 14,739,298
                                                                                                               ------------
                           FOREIGN GOVERNMENT BONDS - 3.2% of Net Assets
                           Argentina - 0.9%
          150,000          Argentine Republic Government International Bond, 6.625%, 7/6/28                    $    160,875
          250,000          City of Buenos Aires Argentina, 7.5%, 6/1/27 (144A)                                      277,125
                                                                                                               ------------
                                                                                                               $    438,000
                                                                                                               ------------
                           Egypt - 0.3%
EGP     2,425,000(j)       Egypt Treasury Bills, 3/6/18                                                        $    132,230
                                                                                                               ------------
                           Mexico - 0.3%
MXN       550,000          Mexican Bonos, 6.5%, 6/9/22                                                         $     26,810
MXN       520,000          Mexican Bonos, 7.5%, 6/3/27                                                               26,174
MXN     1,325,545          Mexican Udibonos, 2.0%, 6/9/22                                                            63,493
                                                                                                               ------------
                                                                                                               $    116,477
                                                                                                               ------------
                           New Zealand - 0.5%
NZD       295,000          New Zealand Government Bond, 5.5%, 4/15/23                                          $    242,852
                                                                                                               ------------
                           Nigeria - 0.4%
          200,000          Africa Finance Corp., 4.375%, 4/29/20 (144A)                                        $    205,500
                                                                                                               ------------
                           Norway - 0.6%
NOK       750,000          Norway Government Bond, 2.0%, 5/24/23 (144A)                                        $     95,372
NOK     1,250,000          Norway Government Bond, 4.5%, 5/22/19 (144A)                                             161,004
                                                                                                               ------------
                                                                                                               $    256,376
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Uruguay - 0.2%
UYU     2,510,000          Uruguay Government International Bond, 9.875%, 6/20/22 (144A)                       $     91,954
                                                                                                               ------------
                           TOTAL FOREIGN GOVERNMENT BONDS
                           (Cost $1,590,043)                                                                   $  1,483,389
                                                                                                               ------------
                           MUNICIPAL BONDS - 1.8% of Net Assets (k)
                           Diversified Banks - 0.1%
           45,000          Illinois Finance Authority, Northwestern Memorial Healthcare, 4.0%, 7/15/47         $     47,929
                                                                                                               ------------
                           Municipal Development - 0.3%
           60,000          Brazos Harbor Industrial Development Corp., Dow Chemical Co., Project,
                           5.9%, 5/1/38                                                                        $     60,808
          100,000(j)       New Jersey Economic Development Authority, Series B, 2/15/18                              99,768
                                                                                                               ------------
                                                                                                               $    160,576
                                                                                                               ------------
                           Municipal General - 0.8%
           20,000          Central Florida Expressway Authority, 5.0%, 7/1/38                                  $     23,774
          155,000(l)       Commonwealth of Pennsylvania, 4.0%, 1/1/29                                               169,183
           20,000          JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/35                                 21,820
           20,000          JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/39                                 21,626
           90,000          JobsOhio Beverage System, Ohio Taxable Senior Lien, Series B, 3.985%, 1/1/29              95,409
           25,000          JobsOhio Beverage System, Ohio Taxable Senior Lien, Series B, 4.532%, 1/1/35              27,983
                                                                                                               ------------
                                                                                                               $    359,795
                                                                                                               ------------
                           Municipal Higher Education - 0.5%
           10,000          Amherst College, 3.794%, 11/1/42                                                    $     10,106
           25,000          Baylor University, Series A, 4.313%, 3/1/42                                               26,506
           35,000          California Educational Facilities Authority, Stanford University, Series U-7,
                           5.0%, 6/1/46                                                                              49,159
           20,000          Massachusetts Development Finance Agency, Harvard University, Series A,
                           5.0%, 7/15/40                                                                             27,033
           15,000          Massachusetts Development Finance Agency, Partners Healthcare System, 4.0%, 7/1/36        16,099
           25,000          Massachusetts Development Finance Agency, Partners Healthcare System, 4.0%, 7/1/41        26,589
           30,000          New York State Dormitory Authority, Columbia University, Series A-2, 5.0%, 10/1/46        42,227
                                                                                                               ------------
                                                                                                               $    197,719
                                                                                                               ------------
                           Municipal Obligation - 0.1%
          100,000(f)(l)    Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35                                 $     23,750
                                                                                                               ------------
                           Municipal Transportation - 0.0%+
           15,000          Port Authority of New York & New Jersey, Consolidated-174TH, 4.458%, 10/1/62        $     17,321
                                                                                                               ------------
                           TOTAL MUNICIPAL BONDS
                           (Cost $832,653)                                                                     $    807,090
                                                                                                               ------------
                           SENIOR SECURED FLOATING RATE LOAN INTERESTS - 6.3% of Net Assets*(b)
                           Automobiles & Components - 0.6%
                           Auto Parts & Equipment - 0.6%
           78,727          Federal-Mogul Corp., Tranche C Term Loan, 5.252% (LIBOR + 375 bps), 4/15/21         $     79,408
           80,244          TI Group Automotive Systems LLC, Initial US Term Loan, 4.319% (LIBOR + 275 bps),
                           6/30/22                                                                                   80,821
          122,657          Tower Automotive Holdings USA LLC, Initial Term Loan, 4.188% (LIBOR + 275 bps),
                           3/7/24                                                                                   123,290
                                                                                                               ------------
                           Total Automobiles & Components                                                      $    283,519
                                                                                                               ------------
                           Capital Goods - 0.5%
                           Aerospace & Defense - 0.1%
           49,212          Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial Term Loan, 6.443%
                           (LIBOR + 475 bps), 11/23/19                                                         $     49,896
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Building Products - 0.1%
           74,060          Builders FirstSource, Inc., Refinancing Term Loan, 4.693% (LIBOR + 300 bps),
                           2/29/24                                                                             $     74,454
                                                                                                               ------------
                           Construction & Farm Machinery & Heavy Trucks - 0.1%
           34,388          Navistar, Inc., Tranche B Term Loan, 4.9% (LIBOR + 350 bps), 11/6/24                $     34,592
                                                                                                               ------------
                           Electrical Components & Equipment - 0.1%
           49,903          Southwire Co., Initial Term Loan, 3.932% (LIBOR + 250 bps), 2/10/21                 $     50,200
                                                                                                               ------------
                           Trading Companies & Distributors - 0.1%
           36,356          WESCO Distribution, Inc., Tranche B-1 Term Loan, 4.683% (LIBOR + 300 bps /
                           PRIME + 200 bps), 12/12/19                                                          $     36,492
                                                                                                               ------------
                           Total Capital Goods                                                                 $    245,634
                                                                                                               ------------
                           Commercial Services & Supplies - 0.2%
                           Environmental & Facilities Services - 0.1%
           49,247          WCA Waste Systems, Inc., Initial Term Loan, 4.302% (LIBOR + 275 bps), 8/11/23       $     49,400
                                                                                                               ------------
                           Human Resource & Employment Services - 0.1%
           41,584          On Assignment, Inc., Tranche B-3 Term Loan, 3.569% (LIBOR + 200 bps), 6/3/22        $     41,879
                                                                                                               ------------
                           Total Commercial Services & Supplies                                                $     91,279
                                                                                                               ------------
                           Consumer Services - 0.5%
                           Education Services - 0.1%
           49,118          Houghton Mifflin Harcourt Publishers, Inc., Term Loan, 4.569% (LIBOR + 300 bps),
                           5/28/21                                                                             $     45,742
                                                                                                               ------------
                           Leisure Facilities - 0.3%
           35,668          Fitness International LLC, Term B Loan, 5.193% (LIBOR + 350 bps), 7/1/20            $     36,188
           85,763          Six Flags Theme Parks, Inc., Tranche B Term Loan, 3.571% (LIBOR + 200 bps /
                           PRIME + 100 bps), 6/30/22                                                                 86,473
                                                                                                               ------------
                                                                                                               $    122,661
                                                                                                               ------------
                           Specialized Consumer Services - 0.1%
           73,690          KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan, 5.443% (LIBOR + 375 bps),
                           8/12/22                                                                             $     74,059
                                                                                                               ------------
                           Total Consumer Services                                                             $    242,462
                                                                                                               ------------
                           Diversified Financials - 0.2%
                           Specialized Finance - 0.2%
           85,140          1011778 BC Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger
                           King/Tim Hortons), Term B-3 Loan, 3.868% (LIBOR + 225 bps), 2/16/24                 $     85,233
                                                                                                               ------------
                           Total Diversified Financials                                                        $     85,233
                                                                                                               ------------
                           Health Care Equipment & Services - 0.9%
                           Health Care Facilities - 0.5%
           17,293          CHS/Community Health Systems, Inc., Incremental 2019 Term G Loan, 4.229%
                           (LIBOR + 275 bps), 12/31/19                                                         $     16,788
           32,032          CHS/Community Health Systems, Inc., Incremental 2021 Term H Loan, 4.479%
                           (LIBOR + 300 bps), 1/27/21                                                                30,597
           71,760          Concentra, Inc., First Lien Tranche B Term Loan, 4.491% (LIBOR + 300 bps /
                           PRIME + 200 bps), 6/1/22                                                                  72,477
           97,476          Kindred Healthcare, Inc., New Term Loan, 4.875% (LIBOR + 350 bps), 4/9/21                 98,146
                                                                                                               ------------
                                                                                                               $    218,008
                                                                                                               ------------
                           Health Care Services - 0.1%
           50,000          Alliance HealthCare Services, Inc., First Lien Initial Term Loan, 5.88%
                           (LIBOR + 450 bps), 10/24/23                                                         $     50,094
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Health Care Supplies - 0.2%
           89,550          Kinetic Concepts, Inc., Dollar Term Loan, 4.943% (LIBOR + 325 bps), 2/2/24          $     89,293
                                                                                                               ------------
                           Health Care Technology - 0.1%
           34,650          Quintiles IMS, Inc., Term B-1 Dollar Loan, 3.693% (LIBOR + 200 bps), 3/7/24         $     34,839
                                                                                                               ------------
                           Managed Health Care - 0.0%+
           10,752          MMM Holdings, Inc., MMM Term Loan, 10.324% (LIBOR + 875 bps), 6/30/19               $     10,537
            7,817          MSO of Puerto Rico, Inc., MSO Term Loan, 10.324% (LIBOR + 875 bps), 6/30/19                7,661
                                                                                                               ------------
                                                                                                               $     18,198
                                                                                                               ------------
                           Total Health Care Equipment & Services                                              $    410,432
                                                                                                               ------------
                           Household & Personal Products - 0.2%
                           Personal Products - 0.2%
          104,151          Revlon Consumer Products Corp., Initial Term B Loan, 5.069% (LIBOR + 350 bps),
                           9/7/23                                                                              $     78,308
                                                                                                               ------------
                           Total Household & Personal Products                                                 $     78,308
                                                                                                               ------------
                           Insurance - 0.8%
                           Life & Health Insurance - 0.2%
           98,028          Integro Parent, Inc., First Lien Initial Term Loan, 7.155% (LIBOR + 575 bps),
                           10/31/22                                                                            $     97,784
                                                                                                               ------------
                           Property & Casualty Insurance - 0.6%
          151,221          Confie Seguros Holding II Co., Term B Loan, 6.729% (LIBOR + 525 bps), 4/19/22       $    150,710
           99,750          USI, Inc. (fka Compass Investors, Inc.), Initial Term Loan, 4.693%
                           (LIBOR + 300 bps), 5/16/24                                                                99,833
                                                                                                               ------------
                                                                                                               $    250,543
                                                                                                               ------------
                           Total Insurance                                                                     $    348,327
                                                                                                               ------------
                           Materials - 0.4%
                           Metal & Glass Containers - 0.2%
           97,959          Coveris Holdings SA (fka Exopack Holdings SA), USD Term B-1 Loan, 5.943%
                           (LIBOR + 425 bps), 6/29/22                                                          $     98,204
                                                                                                               ------------
                           Specialty Chemicals - 0.2%
           49,125          Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems US
                           Holdings, Inc.), Term B-2 Dollar Loan, 3.693% (LIBOR + 200 bps), 6/1/24             $     49,388
           50,000          WR Grace & Co.-CONN, US Term Loan, 3.385% (LIBOR + 200 bps), 2/3/21                       50,293
                                                                                                               ------------
                                                                                                               $     99,681
                                                                                                               ------------
                           Total Materials                                                                     $    197,885
                                                                                                               ------------
                           Media - 0.3%
                           Broadcasting - 0.1%
           73,689          Sinclair Television Group, Inc., Tranche B Term Loan, 3.82% (LIBOR + 225 bps),
                           1/3/24                                                                              $     73,799
                                                                                                               ------------
                           Cable & Satellite - 0.1%
           47,755          MCC Iowa LLC, Tranche M Term Loan, 3.49% (LIBOR + 200 bps), 1/15/25                 $     47,949
                                                                                                               ------------
                           Movies & Entertainment - 0.1%
           22,159          Kasima LLC, Term Loan, 4.167% (LIBOR + 250 bps), 5/17/21                            $     22,399
           16,860          Rovi Solutions Corp., Term B Loan, 4.07% (LIBOR + 250 bps), 7/2/21                        16,987
                                                                                                               ------------
                                                                                                               $     39,386
                                                                                                               ------------
                           Total Media                                                                         $    161,134
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

        Principal
           Amount
        USD($) (q)                                                                                                    Value
                           Pharmaceuticals, Biotechnology & Life Sciences - 0.0%+
                           Pharmaceuticals - 0.0%+
               39          Concordia Healthcare Corp., Initial Dollar Term Loan, 5.819% (LIBOR + 425 bps),
                           10/21/21                                                                            $         32
                                                                                                               ------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences                                $         32
                                                                                                               ------------
                           Real Estate - 0.4%
                           Hotel & Resort REIT - 0.3%
          112,988          MGM Growth Properties Operating Partnership LP, Term B Loan, 3.819%
                           (LIBOR + 225 bps), 4/25/23                                                          $    113,573
                                                                                                               ------------
                           Retail REIT - 0.1%
           49,118          DTZ US Borrower LLC, First Lien 2015-1 Additional Term Loan, 4.708%
                           (LIBOR + 325 bps), 11/4/21                                                          $     48,544
                                                                                                               ------------
                           Total Real Estate                                                                   $    162,117
                                                                                                               ------------
                           Retailing - 0.2%
                           Home Improvement Retail - 0.1%
           48,369          Apex Tool Group LLC, Term Loan, 4.819% (LIBOR + 325 bps), 1/31/20                   $     48,324
                                                                                                               ------------
                           Specialty Stores - 0.1%
           50,000          Staples, Inc., Closing Date Term Loan, 5.488% (LIBOR + 400 bps), 9/12/24            $     49,019
                                                                                                               ------------
                           Total Retailing                                                                     $     97,343
                                                                                                               ------------
                           Software & Services - 0.2%
                           Application Software - 0.2%
           49,375          DTI Holdco, Inc., Initial Term Loan, 6.63% (LIBOR + 525 bps), 10/2/23               $     49,169
           47,039          Verint Systems Inc., Initial Term Loan, 3.627% (LIBOR + 225 bps), 6/28/24                 47,245
                                                                                                               ------------
                           Total Software & Services                                                           $     96,414
                                                                                                               ------------
                           Telecommunication Services - 0.6%
                           Integrated Telecommunication Services - 0.3%
           29,990          Cincinnati Bell, Inc., Tranche B Term Loan, 5.111% (LIBOR + 375 bps), 10/2/24       $     30,370
          121,477          General Communications, Inc., New Term B Loan, 3.819% (LIBOR + 225 bps), 2/2/22          122,008
                                                                                                               ------------
                                                                                                               $    152,378
                                                                                                               ------------
                           Wireless Telecommunication Services - 0.3%
          117,831          Virgin Media Bristol LLC, Facility K, 3.977% (LIBOR + 250 bps), 1/15/26             $    117,978
                                                                                                               ------------
                           Total Telecommunication Services                                                    $    270,356
                                                                                                               ------------
                           Utilities - 0.3%
                           Electric Utilities - 0.1%
           57,857          APLP Holdings, Ltd., Partnership, Term Loan, 5.069% (LIBOR + 350 bps), 4/13/23      $     58,445
                                                                                                               ------------
                           Independent Power Producers & Energy Traders - 0.2%
           36,763          Calpine Corp., Term Loan, 4.2% (LIBOR + 250 bps), 1/15/24                           $     36,743
           41,781          TerraForm AP Acquisition Holdings LLC, Term Loan, 5.943% (LIBOR + 425 bps),
                           6/27/22                                                                                   42,303
                                                                                                               ------------
                                                                                                               $     79,046
                                                                                                               ------------
                           Total Utilities                                                                     $    137,491
                                                                                                               ------------
                           TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                           (Cost $2,899,726)                                                                   $  2,907,966
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

        Number of                                                               Strike         Expiration
        Contracts          Description          Counterparty     Notional       Price          Date            Value
                           CALL OPTIONS PURCHASED - 0.0%+ of Net Assets
            3,182(m)       Desarrolladora Homex Bank of New York
                           SAB de CV            Mellon Corp.     MXN --         MXN(o) --      10/23/22        $         --
            3,182(n)       Desarrolladora Homex Bank of New York
                           SAB de CV            Mellon Corp.     MXN --         MXN(o) --      10/23/22                  --
                                                                                                               ------------
                           TOTAL CALL OPTIONS PURCHASED
                           (Premium paid $0)                                                                   $         --
                                                                                                               ------------
                           TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS - 97.0%
                           (Cost $44,323,497)                                                                  $ 45,100,492
                                                                                                               ------------

                                                                                               Change
                                                                                               in Net
                                                                                Net            Unrealized
                                                                                Realized       Appreciation
           Shares                                                Income         Gain (Loss)    (Depreciation)
                           AFFILIATED ISSUER - 1.9%
                           CLOSED-END FUND - 1.9% of Net Assets
                           Insurance - 1.9%
                           Property & Casualty Insurance - 1.9%
           93,497          Pioneer ILS Interval Fund (p)         10,809         (337)          (62,298)        $    877,939
                                                                                                               ------------
                           Total Insurance                                                                     $    877,939
                                                                                                               ------------
                           TOTAL CLOSED-END FUND
                           (Cost $963,725)                                                                     $    877,939
                                                                                                               ------------
                           TOTAL INVESTMENTS IN AFFILIATED ISSUER - 1.9%
                           (Cost $963,725)                                                                     $    877,939
                                                                                                               ------------
                           OTHER ASSETS AND LIABILITIES - 1.1%                                                 $    493,049
                                                                                                               ------------
                           NET ASSETS - 100.0%                                                                 $ 46,471,480
                                                                                                               ============

BPS        Basis Point.

FREMF      Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR      London Interbank Offered Rate.

PRIME      U.S. Federal Funds Rate.

REIT       Real Estate Investment Trust.

REMICS     Real Estate Mortgage Investment Conduits.

(TBA)      "To Be Announced" Securities.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2017, the value of these securities amounted to $12,761,283, or 27.5% of net assets.

(Cat Bond) Catastrophe or event-linked bond. At December 31, 2017, the value of these securities amounted to $366,618, or 0.8% of net assets. See Notes to Financial Statements - Note 1F.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2017.

+ Securities that used significant unobservable inputs to determine their value.

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2017.

(b) Floating rate note. Coupon rate, reference index and spread shown at December 31, 2017.

(c)        Security is perpetual in nature and has no stated maturity date.

(d)        Non-income producing security.

(e) The interest rate is subject to change periodically. The interest rate, reference index and/or spread shown at December 31, 2017.

(f)        Security is in default.

(g) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------


(h) Structured reinsurance investment. At December 31, 2017, the value of these securities amounted to $35,408, or 0.1% of net assets. See Notes to Financial Statements -- Note 1A.

(i)        Rate to be determined.

(j) Security issued with a zero coupon. Income is recognized through accretion of discount.

(k)        Consists of Revenue Bonds unless otherwise indicated.

(l)        Represents a General Obligation Bond.

(m) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(n) Option does not become effective until underlying company's outstanding shares reach a market capitalization of MXN 14.5 Billion.

(o)        Strike price is 1 Mexican Peso (MXN).

(p) Affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. ("the Adviser").

(q) Principal amounts are denominated in U.S. Dollars unless otherwise noted:

           ARS       Argentine Peso
           BRL       Brazilian Real
           EGP       Egyptian Pound
           EUR       Euro
           IDR       Indonesian Rupiah
           INR       Indian Rupee
           KRW       Korean Won
           MXN       Mexican Peso
           NOK       Norwegian Krone
           NZD       New Zealand Dollar
           SEK       Swedish Krona
           UYU       Uruguayan Peso

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                            Net Unrealized
Currency             In Exchange  Currency                                                     Settlement   Appreciation
Purchased            for          Sold       Deliver           Counterparty                    Date         (Depreciation)
SEK                  4,672,433    EUR              (472,469)   Bank of New York Mellon         2/28/18      $     3,039
BRL                    371,000    USD              (112,797)   Goldman Sachs International     1/31/18           (1,181)
NOK                    648,383    USD               (78,834)   Goldman Sachs International     1/31/18              347
USD                    232,950    KRW          (263,630,000)   Goldman Sachs International     1/22/18          (14,198)
USD                    629,732    NZD              (916,046)   Goldman Sachs International     2/8/18           (19,842)
EUR                     19,000    USD               (22,422)   JPMorgan Chase Bank NA          1/31/18              437
INR                  4,415,211    USD               (67,122)   JPMorgan Chase Bank NA          2/6/18             1,758
NOK                    559,201    EUR               (57,198)   JPMorgan Chase Bank NA          1/31/18             (526)
USD                     28,839    EUR               (24,000)   JPMorgan Chase Bank NA          1/31/18              (36)
USD                    497,773    EUR              (417,336)   JPMorgan Chase Bank NA          2/28/18           (5,100)
USD                     94,346    IDR        (1,288,671,550)   JPMorgan Chase Bank NA          2/6/18              (317)
USD                    309,392    INR           (20,159,662)   State Street Bank & Trust Co.   2/6/18            (5,112)
                                                                                                            -----------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                                    $   (40,731)
                                                                                                            ===========

BRL      Brazilian Real
EUR      Euro
IDR      Indonesian Rupiah
INR      Indian Rupee
KRW      Korean Won
NOK      Norwegian Krone
NZD      New Zealand Dollar
SEK      Swedish Krona

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts                                                     Notional                         Unrealized
Long               Description              Expiration Date   Amount          Market Value     Depreciation
3                  U.S. Long Bond (CBT)     3/20/18           $   459,937     $   459,000      $   (937)

Number of                                                                                      Net Unrealized
Contracts                                                     Notional                         Appreciation
(Short)            Description              Expiration Date   Amount          Market Value     (Depreciation)
33                 Euro-Bobl                3/8/18            $ 5,239,247     $ 5,216,099      $ 23,148
17                 U.S. 10 Year Note (CBT)  3/20/18             2,120,969       2,108,797        12,172
19                 U.S. 10 Year Ultra       3/20/18             2,544,838       2,537,687         7,151
 3                 U.S. Ultra Bond (CBT)    3/20/18               498,059         502,969        (4,910)
                                                              -----------     -----------      --------
                                                              $10,403,113     $10,365,552      $ 37,561
                                                              -----------     -----------      --------
TOTAL FUTURES CONTRACTS                                       $(9,943,176)    $(9,906,552)     $ 36,624
                                                              ===========     ===========      ========

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS - BUY PROTECTION

Notional        Obligation                                       Annual     Expiration  Premiums        Unrealized       Market
Amount ($)(1)   Reference/Index             Pay/Receive(2)   Fixed Rate     Date        (Received)    Depreciation        Value
813,400         Markit CDX North America    Receive                5.00%    12/20/21    $(60,732)         $ (9,814)   $ (70,546)
                High Yield Index Series 27
415,800         Markit CDX North America    Receive                5.00%    6/20/22      (29,278)           (7,891)     (37,169)
                High Yield Index Series 28
                                                                                        --------          --------    ---------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS - BUY PROTECTION                  $(90,010)         $(17,705)   $(107,715)
                                                                                        ========          ========    =========

CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION

OVER THE COUNTER (OTC)

Notional                             Obligation              Pay/           Annual  Expiration  Premiums    Unrealized     Market
Amount ($)(1) Counterparty           Reference/Index         Receive(3) Fixed Rate  Date        Paid      Appreciation      Value
75,000        Morgan Stanley         Diamond Offshore        Pay              1.00% 12/20/19    $ (2,810)     $  3,620  $     810
                                     Drilling, Inc.
29,000        JPMorgan Chase Bank NA Simon Property Group LP Pay              1.00% 6/20/22          (82)          620        538
41,000        JPMorgan Chase Bank NA Simon Property Group LP Pay              1.00% 6/20/22         (135)          896        761
                                                                                                --------      --------  ---------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION                    $ (3,027)     $  5,136  $   2,109
                                                                                                ========      ========  =========
TOTAL SWAP CONTRACTS                                                                            $(93,037)     $(12,569) $(105,606)
                                                                                                ========      ========  =========

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Receives Quarterly.

(3)  Pays Quarterly.

ARS     Argentine Peso
BRL     Brazilian Real
EGP     Egyptian Pound
EUR     Euro
IDR     Indonesian Rupiah
INR     Indian Rupee
KRW     Korean Won
MXN     Mexican Peso
NOK     Norwegian Krone
NZD     New Zealand Dollar
SEK     Swedish Krona
UYU     Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2017 were as follows:

                                                 Purchases           Sales
Long-Term U.S. Government                        $ 8,571,879         $ 2,890,614
Other Long-Term Securities                       $14,722,255         $18,125,312

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2017, the Portfolio engaged in purchases and sales pursuant to these procedures amounting to $435,298 and 419,939, respectively resulting in a net realized gain (loss) of $1,870.

At December 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $45,195,498 was as follows:

    Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost            $1,380,975

    Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value              (707,755)
                                                                     ----------
    Net unrealized appreciation                                      $  673,220
                                                                     ==========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2017, in valuing the Portfolio's investments.

                                                                        Level 1    Level 2       Level 3    Total
Convertible Corporate Bonds                                             $     --   $   154,844   $    --    $   154,844
Preferred Stock                                                           13,805            --        --         13,805
Convertible Preferred Stocks                                             524,299            --        --        524,299
Common Stocks                                                             10,204            --        --         10,204
Asset Backed Securities                                                       --       697,055        --        697,055
Collateralized Mortgage Obligations                                           --     6,606,571        --      6,606,571
Corporate Bonds
  Insurance
     Reinsurance                                                              --       366,618    35,408        402,026
  All Other Corporate Bonds                                                   --    16,753,945        --     16,753,945
U.S. Government and Agency Obligations                                        --    14,739,298        --     14,739,298
Foreign Government Bonds                                                      --     1,483,389        --      1,483,389
Municipal Bonds                                                               --       807,090        --        807,090
Senior Secured Floating Rate Loan Interests                                   --     2,907,966        --      2,907,966
Call Options Purchased                                                        --            --        --             --
Closed-End Fund                                                               --       877,939        --        877,939
                                                                        --------   -----------   -------    -----------
Total Investments in Securities                                         $548,308   $45,394,715   $35,408    $45,978,431
                                                                        ========   ===========   =======    ===========
Other Financial Instruments
Net unrealized appreciation on futures contracts                        $ 36,624   $        --   $    --    $    36,624
Net unrealized depreciation on forward foreign currency contracts             --       (40,731)       --        (40,731)
Swap contracts, at value                                                      --      (105,606)       --       (105,606)
                                                                        --------   -----------   -------    -----------
Total Other Financial Instruments                                       $ 36,624   $  (146,337)  $    --    $  (109,713)
                                                                        ========   ===========   =======    ===========

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                        Corporate
                                                                          Bonds
Balance as of 12/31/16                                                   $42,296
Realized gain (loss)(1)                                                       --
Change in unrealized appreciation (depreciation)(2)                       (6,888)
Accrued discounts/premiums                                                    --
Purchases                                                                 40,000
Sales                                                                    (40,000)
Transfers in to Level 3*                                                      --
Transfers out of Level 3*                                                     --
                                                                         -------
Balance as of 12/31/17                                                   $35,408
                                                                         =======

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended December 31, 2017, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized depreciation of Level 3 investments still held and
   considered Level 3 at December 31, 2017:                                  $6,656
                                                                             ------

   The accompanying notes are an integral part of these financial statements.

36
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/17
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $44,323,497)                           $45,100,492
  Investments in affiliated issuers, at value (cost $963,725)                                    877,939
  Cash                                                                                           218,654
  Foreign currencies, at value (cost $7,965)                                                       7,921
  Swaps collateral                                                                                50,211
  Futures collateral                                                                             103,750
  Due from broker for swaps                                                                      108,036
  Net unrealized appreciation on futures contracts                                                36,624
  Receivables --
    Investment securities sold                                                                    23,453
    Portfolio shares sold                                                                         60,651
    Dividends                                                                                      3,244
    Interest                                                                                     320,049
  Due from the Adviser                                                                            18,008
  Other assets                                                                                    11,726
                                                                                             -----------
         Total assets                                                                        $46,940,758
                                                                                             -----------
LIABILITIES:
  Payables --
    Investment securities purchased                                                          $    75,001
    Portfolio shares repurchased                                                                 101,791
    Professional fees                                                                             47,121
    Custody fees                                                                                  13,334
  Due to broker for futures                                                                       36,452
  Variation margin for centrally cleared swap contracts                                            1,354
  Variation margin for futures contracts                                                           9,266
  Net unrealized depreciation on forward foreign currency contracts                               40,731
  Swap contracts, at value (net premiums received $93,037)                                       105,606
  Reserve for repatriation taxes                                                                     661
  Due to affiliates                                                                               20,775
  Accrued expenses                                                                                17,186
                                                                                             -----------
         Total liabilities                                                                   $   469,278
                                                                                             -----------
NET ASSETS:
  Paid-in capital                                                                            $45,564,809
  Distributions in excess of net investment income                                               (27,209)
  Accumulated net realized gain on investments                                                   260,077
  Net unrealized appreciation on investments (net of foreign capital gains tax of $661)          673,803
                                                                                             -----------
         Net assets                                                                          $46,471,480
                                                                                             -----------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class I (based on $10,886,097/1,059,467 shares)                                            $     10.28
                                                                                             ===========
  Class II (based on $35,585,383/3,469,649 shares)                                           $     10.26
                                                                                             ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                                        $1,851,764
  Dividends from unaffiliated issuers                                                           28,686
  Dividends from affiliated issuers                                                             10,809
                                                                                            ----------
        Total investment income                                                                            $1,891,259
                                                                                                           ----------
EXPENSES:
  Management fees                                                                           $  277,643
  Administrative expense                                                                        34,533
  Distribution fees
     Class II                                                                                   85,698
  Custodian fees                                                                                78,874
  Professional fees                                                                             55,045
  Printing expense                                                                              22,309
  Pricing expense                                                                               52,089
  Trustees' fees                                                                                 7,138
  Miscellaneous                                                                                  5,534
                                                                                            ----------
    Total expenses                                                                                         $  618,863
                                                                                                           ----------
    Less fees waived and expenses reimbursed by the Adviser                                                  (193,349)
                                                                                                           ----------
    Net expenses                                                                                           $  425,514
                                                                                                           ----------
        Net investment income                                                                              $1,465,745
                                                                                                           ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments in unaffiliated issuers                                                     $  253,356
    Investments in affiliates issuers                                                             (337)
    Class actions                                                                                  670
    Futures contracts                                                                           41,469
    Swap contracts                                                                             (32,212)
    Forward foreign currency contracts                                                        (147,472)
        Other assets and liabilities denominated in foreign currencies                          16,869     $  132,343
                                                                                            ----------     ----------
  Change in net unrealized appreciation (depreciation) on:
    Investments in unaffiliated issuers (net of foreign capital gains tax of $661)          $  620,182
    Investments in affiliated issuers                                                          (62,298)
    Futures contracts                                                                           (1,586)
    Swap contracts                                                                             (16,691)
    Forward foreign currency contracts                                                         (41,189)
    Other assets and liabilities denominated in foreign currencies                              16,223     $  514,641
                                                                                            ----------     ----------
  Net realized and unrealized gain (loss) on investments                                                   $  646,984
                                                                                                           ----------
  Net increase in net assets resulting from operations                                                     $2,112,729
                                                                                                           ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          Year Ended         Year Ended
                                                                           12/31/17           12/31/16*
FROM OPERATIONS:
Net investment income (loss)                                             $  1,465,745       $  1,597,166
Net realized gain (loss) on investments                                       132,343            193,453
Change in net unrealized appreciation (depreciation) on investments           514,641          1,292,979
                                                                         ------------       ------------
         Net increase in net assets resulting from operations            $  2,112,729       $  3,083,598
                                                                         ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.37 and $0.35 per share, respectively)                  $   (397,623)      $   (389,575)
      Class II ($0.34 and $0.33 per share, respectively)                   (1,152,008)        (1,095,773)
Net realized gain:
      Class I ($0.01 and $0.00 per share, respectively)                       (11,057)                --
      Class II ($0.01 and $0.00 per share, respectively)                      (34,044)                --
                                                                         ------------       ------------
         Total distributions to shareowners                              $ (1,594,732)      $ (1,485,348)
                                                                         ------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                        $ 10,809,563       $ 12,687,904
Reinvestment of distributions                                               1,594,732          1,487,084
Cost of shares repurchased                                                (11,360,641)       (17,367,151)
                                                                         ------------       ------------
      Net increase (decrease) in net assets resulting from
         Portfolio share transactions                                    $  1,043,654       $ (3,192,163)
                                                                         ------------       ------------
      Net increase (decrease) in net assets                              $  1,561,651       $ (1,593,913)
NET ASSETS:
Beginning of year                                                        $ 44,909,829       $ 46,503,742
                                                                         ------------       ------------
End of year                                                              $ 46,471,480       $ 44,909,829
                                                                         ============       ============
Undistributed (Distributions in excess of) net investment income         $    (27,209)      $    223,382
                                                                         ============       ============

                                  Year Ended         Year Ended           Year Ended          Year Ended
                                   12/31/17           12/31/17             12/31/16*           12/31/16*
                                    Shares             Amount               Shares              Amount
CLASS I
Shares sold                          91,032         $   932,236              156,407         $  1,565,662
Reinvestment of distributions        39,820             408,680               38,573              389,931
Less shares repurchased            (143,323)         (1,468,786)            (305,477)          (3,054,636)
                                   --------         -----------           ----------         ------------
   Net decrease                     (12,471)        $  (127,870)            (110,497)        $ (1,099,043)
                                   ========         ===========           ==========         ============
CLASS II
Shares sold                         964,065         $ 9,877,327            1,095,955         $ 11,122,242
Reinvestment of distributions       115,811           1,186,052              108,750            1,097,153
Less shares repurchased            (965,219)         (9,891,855)          (1,431,455)         (14,312,515)
                                   --------         -----------           ----------         ------------
   Net increase (decrease)          114,657         $ 1,171,524             (226,750)        $ (2,093,120)
                                   ========         ===========           ==========         ============

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
                                                                 12/31/17      12/31/16*     12/31/15*     12/31/14*    12/31/13
Class I
Net asset value, beginning of period                             $ 10.16        $  9.78       $ 10.28       $ 10.37      $ 10.76
                                                                 -------        -------       -------       -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $  0.35(a)     $  0.38(a)    $  0.27(a)    $  0.33      $  0.43
   Net realized and unrealized gain (loss) on investments           0.15           0.35         (0.40)         0.09        (0.31)
                                                                 -------        -------       -------       -------      -------
Net increase (decrease) from investment operations               $  0.50        $  0.73       $ (0.13)      $  0.42      $  0.12
                                                                 -------        -------       -------       -------      -------
Distribution to shareowners:
   Net investment income                                         $ (0.37)       $ (0.35)      $ (0.32)      $ (0.39)     $ (0.45)
   Net realized gain                                               (0.01)            --         (0.05)        (0.12)       (0.06)
                                                                 -------        -------       -------       -------      -------
Total distributions                                              $ (0.38)       $ (0.35)      $ (0.37)      $ (0.51)     $ (0.51)
                                                                 -------        -------       -------       -------      -------
Net increase (decrease) in net asset value                       $  0.12        $  0.38       $ (0.50)      $ (0.09)     $ (0.39)
                                                                 -------        -------       -------       -------      -------
Net asset value, end of period                                   $ 10.28        $ 10.16       $  9.78       $ 10.28      $ 10.37
                                                                 =======        =======       =======       =======      =======
Total return (b)                                                    4.99%(c)       7.58%        (1.27)%        3.96%        1.17%
Ratios of net expenses to average net assets(d)                     0.75%          0.75%         1.20%         1.21%        1.23%
Ratio of net investment income (loss) to average net assets         3.43%          3.76%         2.66%         3.22%        3.97%
Portfolio turnover rate                                               48%            61%           56%           88%          30%
Net assets, end of period (in thousands)                         $10,886        $10,890       $11,561       $10,541      $10,243
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                             1.18%          1.17%         1.20%         1.21%       1.23%
   Net investment income (loss) to average net assets               3.00%          3.34%         2.66%         3.22%       3.97%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 4.94%.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                                               12/31/17     12/31/16*    12/31/15*     12/31/14*    12/31/13
Class II
Net asset value, beginning of period                           $ 10.14      $  9.76      $ 10.26       $ 10.35      $ 10.74
                                                               -------      -------      -------       -------      -------
Increase (decrease) from investment operations:
    Net investment income (loss)                               $  0.33(a)   $  0.35(a)   $  0.24(a)    $  0.30      $  0.37
    Net realized and unrealized gain (loss) on investments        0.14         0.36        (0.39)         0.09        (0.27)
                                                               -------      -------      -------       -------      -------
Net increase (decrease) from investment operations             $  0.47      $  0.71      $ (0.15)      $  0.39      $  0.10
                                                               -------      -------      -------       -------      -------
Distribution to shareowners:
   Net investment income                                       $ (0.34)     $ (0.33)     $ (0.30)      $ (0.36)     $ (0.43)
   Net realized gain                                             (0.01)          --        (0.05)        (0.12)       (0.06)
                                                               -------      -------      -------       -------      -------
Total distributions                                            $ (0.35)     $ (0.33)     $ (0.35)      $ (0.48)     $ (0.49)
                                                               -------      -------      -------       -------      -------
Net increase (decrease) in net asset value                     $  0.12      $  0.38      $ (0.50)      $ (0.09)     $ (0.39)
                                                               -------      -------      -------       -------      -------
Net asset value, end of period                                 $ 10.26      $ 10.14      $  9.76       $ 10.26      $ 10.35
                                                               =======      =======      =======       =======      =======
Total return (b)                                                  4.74%        7.32%       (1.52)%        3.71%        0.92%
Ratios of net expenses to average net assets(c)                   1.00%        1.00%        1.45%         1.45%        1.47%
Ratio of net investment income (loss) to average net assets       3.18%        3.51%        2.41%         2.96%        3.74%
Portfolio turnover rate                                             48%          61%          56%           88%          30%
Net assets, end of period (in thousands)                       $35,585      $34,020      $34,943       $31,526      $28,261
Ratios with no waiver of fees and assumption of expenses by
    the Adviser and no reduction for fees paid indirectly:
    Total expenses to average net assets                          1.43%        1.42%        1.45%         1.45%        1.47%
    Net investment income (loss) to average net assets            2.75%        3.09%        2.41%         2.96%        3.74%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, brokerdealers or using a third party insurance industry valuation model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     At December 31, 2017, the Portfolio had entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended December 31, 2017, was $ (2,074,230).

     Forward foreign currency contracts outstanding at December 31, 2017 are listed in the Schedule of Investments.

E.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. At December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2017, the Portfolio paid no such taxes.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2017, the Portfolio reclassified $166,705 to increase distributions in excess of net investment income and $166,705 to increase accumulated net realized gain on investments, to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     The Portfolio has elected to defer $62,520 in currency losses recognized between November 1, 2017 and December 31, 2017 to its fiscal year ending December 31, 2018.

     The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                        2017             2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                $1,594,732        $1,485,348
                                                    ----------        ----------
       Total                                        $1,594,732        $1,485,348
                                                    ==========        ==========

     The following shows the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2017:

     ---------------------------------------------------------------------------
                                                                         2017
     ---------------------------------------------------------------------------
     Distributable earnings (accumulated losses):
     Undistributed ordinary income                                     $ 78,091
     Undistributed long-term capital gain                               218,610
     Current year late year loss                                        (62,520)
     Net unrealized appreciation                                        672,490
                                                                       --------
       Total                                                           $906,671
                                                                       ========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to catastrophe bonds, interest accruals on preferred stock, defaulted bonds, the markto-market on foreign currency contracts, credit default swaps and futures contracts.

F.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. Interest rates in the U.S. recently have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if interest rates fall. Certain securities in which the Portfolio invests, including floating rate loans, once sold, may not settle for an extended year (for example, several weeks or even longer). The Portfolio will not receive its sale proceeds until that time, which may constrain the Portfolio's ability to meet its obligations (including obligations to redeeming shareholders). The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

H.   Insurance-Linked Securities ("ILS")

     The Portfolio invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger

45
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

     event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

I.   Futures Contracts

     The Portfolio may enter into futures contracts in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2017 is recorded as "Futures collateral" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" in the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended December 31, 2017 was $(7,916,864).

     At December 31, 2017, open futures contracts are listed in the Schedule of Investments.

J.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event. The Portfolio may sell or buy credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as "Variation margin on centrally cleared swaps" in the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" in the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at December 31, 2017 is recorded as "Swaps collateral" in the Statement of Assets and Liabilities.

     Open credit default swap contracts at December 31, 2017 are listed at the end of the Schedule of Investments. The average value of swap contracts open during the year ended December 31, 2017 was $(69,079).

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31, 2017, the effective management fee (excluding acquired fund fees and expenses) was 0.61% of the Portfolio's average daily net assets.

The Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Portfolio expenses to 0.75% and 1.00%, of the average daily net assets attributable to Class I and Class II shares, respectively. These expense limitations are in effect through May 1, 2018. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended December 31, 2017 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,563 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2017.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown in the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

"Due to affiliates" reflected in the Statement of Assets and Liabilities is $1,212 in distribution fees payable to the Distributor at December 31, 2017.

5. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, closeout and set-off provisions which apply upon the occurrence of an event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Swaps collateral" and/or "Futures collateral". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset in the Statement of Assets and Liabilities except for forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Portfolio at December 31, 2017.

---------------------------------------------------------------------------------------------------------
                            Derivative Assets    Derivatives      Non-Cash        Cash       Net Amount
                            Subject to Master     Available      Collateral    Collateral   of Derivative
Counterparty                Netting Agreement    for Offset     Received (a)  Received (a)   Assets (b)
---------------------------------------------------------------------------------------------------------
Bank of New York Mellon          $3,039           $     --          $--          $--          $3,039
Goldman Sachs International         347               (347)          --           --              --
JPMorgan Chase Bank NA            3,494             (3,494)          --           --              --
Morgan Stanley                      810                 --           --           --             810
---------------------------------------------------------------------------------------------------------
    Total                        $7,690           $ (3,841)         $--          $--          $3,849
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                              Derivative Liabilities     Derivatives   Non-Cash          Cash         Net Amount
                               Subject to Master          Available    Collateral      Collateral    of Derivative
Counterparty                   Netting Agreement          for Offset  Pledged (a)     Pledged (a)    Liabilities (c)
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs International       $ 35,221                $  (347)       $--             $--            $ 34,874
JPMorgan Chase Bank NA               5,979                 (3,494)        --              --               2,485
State Street Bank & Trust Co.        5,112                     --         --              --               5,112
--------------------------------------------------------------------------------------------------------------------
    Total                         $ 46,312                $(3,841)       $--             $--            $ 42,471
--------------------------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

6. Additional Disclosures About Derivative
Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2017 was as follows:

-----------------------------------------------------------------------------------------------------------
                                                                             Foreign
Statement of Assets                         Interest Rate       Credit    Exchange Rate  Equity   Commodity
and Liabilities                                  Risk            Risk         Risk        Risk      Risk
-----------------------------------------------------------------------------------------------------------
Assets
  Net unrealized appreciation
    on futures contracts                       $ 36,624        $     --     $     --      $ --       $ --
-----------------------------------------------------------------------------------------------------------
  Total Value                                  $ 36,624        $     --     $     --      $ --       $ --
-----------------------------------------------------------------------------------------------------------
Liabilities
   Net unrealized depreciation on
     forward foreign currency contracts        $     --        $     --     $ 40,731      $ --       $ --
   Swap contracts, at value                          --         105,606           --        --         --
-----------------------------------------------------------------------------------------------------------
  Total Value                                  $     --        $105,606     $ 40,731      $ --       $ --
-----------------------------------------------------------------------------------------------------------

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations by risk exposure at December 31, 2017 was as follows:

-----------------------------------------------------------------------------------------------------------
                                                                             Foreign
                                            Interest Rate       Credit    Exchange Rate  Equity   Commodity
Statement of Operations                          Risk            Risk         Risk        Risk      Risk
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Futures contracts                            $ 41,469        $     --     $      --     $--        $ --
  Swap contracts                                     --         (32,212)           --      --          --
  Forward foreign currency contracts                 --              --      (147,472)     --          --
-----------------------------------------------------------------------------------------------------------
  Total Value                                  $ 41,469        $(32,212)    $(147,472)    $--        $ --
-----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) on:
  Futures contracts                            $ (1,586)       $     --     $      --     $--        $ --
  Swap contracts                                     --         (16,691)           --      --          --
  Forward foreign currency contracts                 --              --       (41,189)     --          --
-----------------------------------------------------------------------------------------------------------
  Total Value                                  $ (1,586)       $(16,691)    $ (41,189)    $--        $ --
-----------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

7. Unfunded Loan Commitments

The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of December 31, 2017, the Portfolio had the following unfunded loan commitments outstanding:

----------------------------------------------------------------------------------------
                                                                           Unrealized
                                                                          Appreciation/
Loan                               Principal      Cost        Value       Depreciation
----------------------------------------------------------------------------------------
Centene Corp., Bridge Loan         $ 85,000     $ 85,000     $ 85,000       $      --
Itron, Inc., Bridge Loan             60,000       60,000       60,000              --
----------------------------------------------------------------------------------------
   Total Value                     $145,000     $145,000     $145,000       $      --
----------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Strategic Income VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended December 31, 2013 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
February 14, 2018

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the years as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the year commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Amundi Pioneer Asset Management, Inc.                       The portfolio's Trustees and officers are listed below,
                                                            together with their principal occupations and other
Custodian and Sub-Administrator                             directorships they have held during at least the past five
Brown Brothers Harriman & Co.                               years. Trustees who are interested persons of the portfolios within the meaning of the 1940 Act are referred to as
Independent Registered Public Accounting Firm               Interested Trustees. Trustees who are not interested persons
Ernst & Young LLP                                           of the portfolio are referred to as Independent Trustees.
                                                            Each of the Trustees serves as a Trustee of each of the 44
Principal Underwriter                                       U.S. registered investment portfolios for which Amundi
Amundi Pioneer Distributor, Inc.                            Pioneer serves as investment adviser (the "Pioneer Funds").
                                                            The address for all Trustees and all officers of the
Legal Counsel                                               portfolios is 60 State Street, Boston, Massachusetts 02109.
Morgan, Lewis & Bockius LLP
                                                            The Statement of Additional Information of the Portfolio
Shareowner Services and Transfer Agent                      includes additional information about the Trustees and is
DST Asset Manager Solutions, Inc.                           available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (67)         Trustee since 2006. Serves     Private investor (2004 - 2008 and 2013   Director, Broadridge Financial
Chairman of the Board and    until a successor trustee is   - present); Chairman (2008 - 2013) and   Solutions, Inc. (investor
Trustee                      elected or earlier retirement  Chief Executive Officer (2008 - 2012),   communications and securities
                             or removal.                    Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)           Trustee since 2005. Serves     Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                      until a successor trustee is   Advisors (corporate advisory services    Trust (publicly-traded mortgage
                             elected or earlier retirement  company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                             or removal.                    present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and consulting  fund) (2010 - present);
                                                            company) (2010); Executive Vice          Director of Oxford Analytica,
                                                            President and Chief Financial Officer,   Inc. (2008 - present); and
                                                            I-trax, Inc. (publicly traded health     Director of Enterprise
                                                            care services company) (2004 - 2007);    Community Investment, Inc.
                                                            and Executive Vice President and Chief   (privately-held affordable
                                                            Financial Officer, Pedestal Inc.         housing finance company) (1985
                                                            (internet-based mortgage trading         - 2010)
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); Executive, The World Bank (1979
                                                            - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008. Serves     William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      until a successor trustee is   Political Economy, Harvard University    Funds Investment Trust and
                             elected or earlier retirement  (1972 - present)                         Mellon Institutional Funds
                             or removal.                                                             Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (70)    Trustee since 2000. Serves     Founding Director, Vice-President and    None
Trustee                      until a successor trustee is   Corporate Secretary, The Winthrop
                             elected or earlier retirement  Group, Inc. (consulting firm) (1982 -
                             or removal.                    present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            present); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017. (Advisory  Chief Investment Officer, 1199 SEIU      None
Trustee                      Trustee from 2014 - 2017)      Funds (healthcare workers union pension
                             Serves until a successor       funds) (2001 - present); Vice President
                             trustee is elected or earlier  - International Investments Group,
                             retirement or removal.         American International Group, Inc.
                                                            (insurance company) (1993 - 2001); Vice
                                                            President, Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd.
                                                            (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 1995. Serves     President and Chief Executive Officer,   Director of New America High
Trustee                      until a successor trustee is   Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                             elected or earlier retirement  banking firm) (1981 - present)           investment company) (2004 -
                             or removal.                                                             present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014. Serves     Consultant (investment company           None
Trustee                      until a successor trustee is   services) (2012 - present); Executive
                             elected or earlier retirement  Vice President, BNY Mellon (financial
                             or removal.                    and investment company services) (1969
                                                            - 2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon
                                                            Overseas Investment Corp. (financial
                                                            services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (55)*          Trustee since 2017. Serves     Chair, Director, CEO and President of    None
Trustee, President and Chief until a successor trustee is   Amundi Pioneer Asset Management USA,
Executive Officer            elected or earlier retirement  Inc. (since September 2014); Chair,
                             or removal                     Director and CEO of Amundi Pioneer
                                                            Asset Management, Inc. (since September
                                                            2014); Chair, Director and CEO of
                                                            Amundi Pioneer Distributor, Inc. (since
                                                            September 2014); Chair, Director, CEO
                                                            and President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Managing
                                                            Director, Morgan Stanley Investment
                                                            Management (2010 - 2013); Director of
                                                            Institutional Business, CEO of
                                                            International, Eaton Vance Management
                                                            (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014. Serves     Director and Executive Vice President    None
Trustee                      until a successor trustee is   (since 2008) and Chief Investment
                             elected or earlier retirement  Officer, U.S. (since 2010) of Amundi
                             or removal                     Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the portfolio's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J. Kelley (53)   Since 2003. Serves at the      Vice President and Associate General     None
Secretary and Chief          discretion of the Board        Counsel of Amundi Pioneer since January
Legal Officer                                               2008; Secretary and Chief Legal Officer
                                                            of all of the Pioneer Funds since June
                                                            2010; Assistant Secretary of all of the
                                                            Pioneer Funds from September 2003 to
                                                            May 2010; Vice President and Senior
                                                            Counsel of Amundi Pioneer from July
                                                            2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at the      Fund Governance Director of Amundi       None
Assistant Secretary          discretion of the Board        Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION         TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST            LENGTH OF SERVICE            PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (55)              Since 2010. Serves at the    Senior Counsel of Amundi Pioneer since   None
Assistant Secretary            discretion of the Board      May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010;
                                                            Counsel of Amundi Pioneer from June
                                                            2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves at the    Vice President - Fund Treasury of        None
Treasurer and Chief Financial  discretion of the Board      Amundi Pioneer; Treasurer of all of the
and Accounting Officer                                      Pioneer Funds since March 2008; Deputy
                                                            Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)          Since 2000. Serves at the    Director - Fund Treasury of Amundi       None
Assistant Treasurer            discretion of the Board      Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)             Since 2002. Serves at the    Fund Accounting Manager - Fund Treasury  None
Assistant Treasurer            discretion of the Board      of Amundi Pioneer; and Assistant
                                                            Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves at the    Fund Administration Manager - Fund       None
Assistant Treasurer            discretion of the Board      Treasury of Amundi Pioneer since
                                                            November 2008; Assistant Treasurer of
                                                            all of the Pioneer Funds since January
                                                            2009; Client Service Manager -
                                                            Institutional Investor Services at
                                                            State Street Bank from March 2003 to
                                                            March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves at the    Chief Compliance Officer of Amundi       None
Chief Compliance Officer       discretion of the Board      Pioneer and of all the Pioneer Funds
                                                            since March 2010; Chief Compliance
                                                            Officer of Amundi Pioneer Institutional
                                                            Asset Management, Inc. since January
                                                            2012; Chief Compliance Officer of
                                                            Vanderbilt Capital Advisors, LLC since
                                                            July 2012: Director of Adviser and
                                                            Portfolio Compliance at Amundi Pioneer
                                                            since October 2005; Senior Compliance
                                                            Officer for Columbia Management
                                                            Advisers, Inc. from October 2003 to
                                                            October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)           Since 2006. Serves at the    Director - Transfer Agency Compliance    None
Anti-Money Laundering Officer  discretion of the Board      of Amundi Pioneer and Anti-Money
                                                            Laundering Officer of all the Pioneer
                                                            Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   20364-11-0218

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Real Estate VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                         9

  Notes to Financial Statements                                               14

  Report of Independent Registered Public Accounting Firm                     18

  Additional Information                                                      19

  Trustees, Officers and Service Providers                                    20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/17
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                  15.1%
Regional Mall                                                              13.4%
Office                                                                     11.5%
Health Care                                                                10.2%
Industrial                                                                 10.1%
Storage                                                                     6.8%
Hotel                                                                       6.6%
Shopping Center                                                             6.0%
Diversified                                                                 5.8%
Data Center                                                                 5.8%
Triple Net Lease                                                            5.0%
Other Residential                                                           3.7%

5 Largest Holdings
(As a percentage of total long term holdings)*

--------------------------------------------------------------------------------
1. Simon Property Group, Inc.                                              9.45%
--------------------------------------------------------------------------------
2. Equity Residential                                                      5.95
--------------------------------------------------------------------------------
3. Prologis, Inc.                                                          5.85
--------------------------------------------------------------------------------
4. Boston Properties, Inc.                                                 5.54
--------------------------------------------------------------------------------
5. AvalonBay Communities, Inc.                                             5.38
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/17
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                         12/31/17          12/31/16
    Class I                                        $15.40            $16.37
    Class II                                       $15.44            $16.40

                            Net
Distributions per Share:    Investment       Short-Term        Long-Term
(1/1/17 - 12/31/17)         Income           Capital Gains     Capital Gains
    Class I                 $0.2630          $0.0104           $1.2438
    Class II                $0.2230          $0.0104           $1.2438

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

              Pioneer Real Estate Shares      Pioneer Real Estate Shares
              VCT Portfolio, Class I          VCT Portfolio, Class II      MSCI U.S. REIT Index
12/07         $10,000                         $10,000                      $10,000
12/08         $ 6,181                         $ 6,165                      $ 6,203
12/09         $ 8,136                         $ 8,111                      $ 7,978
12/10         $10,471                         $10,425                      $10,250
12/11         $11,521                         $11,443                      $11,141
12/12         $13,411                         $13,284                      $13,120
12/13         $13,646                         $13,488                      $13,444
12/14         $17,858                         $17,609                      $17,528
12/15         $18,714                         $18,405                      $17,970
12/16         $19,847                         $19,476                      $19,515
12/17         $20,543                         $20,118                      $20,505

The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2017)

--------------------------------------------------------------------------------
                                                              MSCI U.S.
                           Class I           Class II         REIT Index
--------------------------------------------------------------------------------
10 Years                    7.46%             7.24%            7.44%
5 Years                     8.90%             8.66%            9.34%
1 Year                      3.50%             3.30%            5.07%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from July 1, 2017 through December 31, 2017.

     Share Class                                      I                 II
     -------------------------------------------------------------------------
     Beginning Account Value on 7/1/17             $1,000.00         $1,000.00
     Ending Account Value on 12/31/17              $1,020.91         $1,019.54
     Expenses Paid During Period*                  $    5.71         $    6.97

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.12% and 1.37%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365
     (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2017 through December 31, 2017.

     Share Class                                       I                  II
     ---------------------------------------------------------------------------
     Beginning Account Value on 7/1/17              $1,000.00          $1,000.00
     Ending Account Value on 12/31/17               $1,019.56          $1,018.30
     Expenses Paid During Period*                   $    5.70          $    6.97

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.12% and 1.37%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365
     (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.


On January 1, 2018, Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer") assumed direct responsibility for managing the Portfolio. Raymond Haddad, a vice president and a portfolio manager at Amundi Pioneer, is now responsible for the day-to-day management of the Portfolio.

Prior to January 1, 2018, AEW Capital Management, L.P. ("AEW"), a real estate investment advisory firm, was the Portfolio's investment sub-adviser. In the following interview, Matthew Troxell, CFA, managing director and a senior portfolio manager at AEW, discusses the market environment for real estate-related investments and the performance of Pioneer Real Estate Shares VCT Portfolio during the 12-month period ended December 31, 2017.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2017?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned 3.50% at net asset value during the 12-month period ended December 31, 2017, and Class II shares returned 3.30%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. Real Estate Investment Trust (REIT) Index (the MSCI Index)(1), returned 5.07%. During the same period, the average return of the 44 variable portfolios in Lipper's Real Estate Underlying Funds category was 5.45%.

Q: How would you describe the market environment for REIT investors during the 12-month period ended December 31, 2017?

A: The U.S. economy continued to perform quite well during the period, as the economic expansion approached its ninth anniversary. Solid employment growth, strong corporate earnings, and the prospect of major tax reform, which came to pass on December 22, 2017, were major contributors to the rally. The Federal Reserve (the Fed) continued tightening monetary policy, raising its benchmark short-term interest rate in March, June, and December of 2017, while also beginning to gradually rein in the size of its balance sheet.

     For the 12-month reporting period, the broad-market Standard & Poor's 500 Index returned 21.82%, while the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), a measure of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned 3.54%. REITs, as measured by the MSCI Index's return of 5.07%, underperformed the broad equity market, but outperformed the Bloomberg Barclays Index.

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

     The prospect of higher interest rates, coupled with ongoing investor concerns regarding retail tenants, weighed on the REIT sector over the 12-month period.

Q: Which investments or strategies detracted from the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2017?

A: The Portfolio's underperformance relative to the MSCI Index benchmark during the 12-month period was due to negative sector allocation results, which were partially offset by positive stock selection results. Sector allocation had a negative impact on benchmark-relative performance primarily due to the Portfolio's underweight position in the outperforming data center sector, and an overweight position in the underperforming regional mall sector. In terms of stock selection, benchmark-relative results were weakest in the residential, regional mall, and apartment sectors.

     Among individual REITs held in the Portfolio, the top detractors from benchmark-relative performance included an overweight position in the underperforming Taubman Centers, and underweight exposures to outperformers Equinix and Digital Realty. In the regional mall sector, Taubman Centers was the target of an activist investor's proposal to make the board of directors more accountable to Taubman's shareholders. Additionally, the company reduced 2017 earnings guidance due to store closures and rent reductions for some of its tenants. We still like the company's relative valuation, however, and so we retained the Portfolio's overweight position. Technology firms' demand for data centers remained strong during the period, and solid fundamentals drove the sector to outperform. As a result, the Portfolio's underweight positions to the aforementioned Equinix and Digital Reality detracted from benchmark-relative returns, but that negative result was mostly offset by an overweight position in peer company DuPont Fabros Technology, which turned in strong performance.

Q: Which investments or strategies aided the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2017?

A: In terms of stock selection, benchmark-relative results were strongest for the Portfolio in the industrial, data center, and triple-net-lease REIT sectors. Among individual Portfolio holdings, the top contributors to benchmark-relative returns during the period included overweight positions in the aforementioned DuPont Fabros Technology, Rexford Industrial Realty, and Prologis. The stock of DuPont Fabros Technology rose in response to its acquisition by Digital Realty during the 12-month period. Demand for industrial space was also strong in 2017, supported by improving economic growth and the continued expansion in e-Commerce. This benefited the share prices of Rexford Industrials and Prologis.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17                             (continued)
--------------------------------------------------------------------------------

     A Word About Risk:

     All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

     The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities.

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

     When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     These risks may increase share price volatility.

Q: Did you invest in any derivative securities during the 12-month period ended December 31, 2017?

A:   No, the Portfolio held no derivative investments during the period.

Please refer to the Schedule of Investments on pages 7-8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17
--------------------------------------------------------------------------------

Shares                                                                  Value
                 UNAFFILIATED ISSUERS - 97.2%
                 COMMON STOCKS - 97.2% of
                 Net Assets
                 Consumer Services - 1.7%
                 Hotels, Resorts &
                 Cruise Lines - 1.7%
     27,800      Extended Stay America, Inc.                            $    528,200
                                                                        ------------
                 Total Consumer Services                                $    528,200
                                                                        ------------
                 Real Estate - 95.5%
                 Diversified REIT - 10.6%
     17,100      American Assets Trust, Inc.                            $    653,904
     29,300      Empire State Realty Trust, Inc., Class A                    601,529
     20,700      Forest City Realty Trust, Inc., Class A                     498,870
     27,800      Gramercy Property Trust                                     741,148
     18,500      STORE Capital Corp.                                         481,740
     11,800      Washington Real Estate Investment Trust                     367,216
                                                                        ------------
                                                                        $  3,344,407
                                                                        ------------
                 Health Care REIT - 10.0%
     18,300      Healthcare Trust of America, Inc., Class A             $    549,732
     19,400      Ventas, Inc.                                              1,164,194
     22,200      Welltower, Inc.                                           1,415,694
                                                                        ------------
                                                                        $  3,129,620
                                                                        ------------
                 Hotel & Resort REIT - 4.7%
     52,500      Host Hotels & Resorts, Inc.                            $  1,042,125
     19,800      RLJ Lodging Trust                                           435,006
                                                                        ------------
                                                                        $  1,477,131
                                                                        ------------
                 Industrial REIT - 9.8%
     14,300      Duke Realty Corp.                                      $    389,103
     27,700      Prologis, Inc.                                            1,786,927
     30,700      Rexford Industrial Realty, Inc.                             895,212
                                                                        ------------
                                                                        $  3,071,242
                                                                        ------------
                 Office REIT - 10.9%
     13,000      Boston Properties, Inc.                                $  1,690,390
     11,100      Douglas Emmett, Inc.                                        455,766
     13,870      Easterly Government Properties, Inc.                        295,986
     38,200      Piedmont Office Realty Trust, Inc., Class A                 749,102
      3,200      Vornado Realty Trust                                        250,176
                                                                        ------------
                                                                        $  3,441,420
                                                                        ------------
                 Residential REIT - 18.4%
     15,000      American Campus Communities, Inc.                      $    615,450
     30,900      American Homes 4 Rent, Class A                              674,856
      9,200      AvalonBay Communities, Inc.                               1,641,372
      6,200      Camden Property Trust                                       570,772
      5,100      Equity LifeStyle Properties, Inc.                           454,002
     28,500      Equity Residential                                        1,817,445
                                                                        ------------
                                                                        $  5,773,897
                                                                        ------------
                 Retail REIT - 18.9%
     13,700      Acadia Realty Trust                                    $    374,832
      5,900      Federal Realty Investment Trust                             783,579
     29,600      Pennsylvania Real Estate Investment Trust                   351,944
     51,100      Retail Properties of America, Inc., Class A                 686,784
     16,800      Simon Property Group, Inc.                                2,885,232
     12,000      Tanger Factory Outlet Centers, Inc.                         318,120
      8,200      Taubman Centers, Inc.                                       536,526
                                                                        ------------
                                                                        $  5,937,017
                                                                        ------------
                 Specialized REIT - 12.2%
     29,600      CubeSmart                                              $    856,032
     12,700      Digital Realty Trust, Inc.                                1,446,530
        700      Equinix, Inc.                                               317,254
      5,800      Public Storage                                            1,212,200
                                                                        ------------
                                                                        $  3,832,016
                                                                        ------------
                 Total Real Estate                                      $ 30,006,750
                                                                        ------------
                 TOTAL COMMON STOCKS
                 (Cost $15,043,989)                                     $ 30,534,950
                                                                        ------------
                 TOTAL INVESTMENTS IN
                 UNAFFILIATED ISSUERS - 97.2%
                 (Cost $15,043,989)                                     $ 30,534,950
                                                                        ------------
                 OTHER ASSETS AND
                 LIABILITIES - 2.8%                                     $    880,965
                                                                        ------------
                 NET ASSETS - 100.0%                                    $ 31,415,915
                                                                        ============

REIT    Real Estate Investment Trust.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2017, aggregated $2,599,343 and $9,079,611, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2017, the Portfolio did not engage in cross trade activity.

At December 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $15,322,937 was as follows:

            Aggregate gross unrealized appreciation for all investments
            in which there is an excess of value over tax cost                 $15,762,759

            Aggregate gross unrealized depreciation for all investments
            in which there is an excess of tax cost over value                    (550,746)
                                                                               -----------
            Net unrealized appreciation                                        $15,212,013
                                                                               ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2017, in valuing the Portfolio's investments.

-------------------------------------------------------------------------------------------
                                Level 1         Level 2       Level 3              Total
-------------------------------------------------------------------------------------------
Common Stocks                 $30,534,950       $    --       $    --           $30,534,950
                              -----------       -------       -------           -----------
    Total Investments
      in Securities           $30,534,950       $    --       $    --           $30,534,950
                              ===========       =======       =======           ===========

During the year ended December 31, 2017, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/17
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $ 15,043,989)                 $30,534,950
  Cash                                                                                  776,645
  Receivables --
     Portfolio shares sold                                                                  592
     Dividends                                                                          207,224
                                                                                    -----------
        Total assets                                                                $31,519,411
                                                                                    -----------
LIABILITIES:
  Payables --
    Portfolio shares repurchased                                                    $    46,583
    Distributions                                                                           103
    Trustees' fees                                                                           49
    Professional fees                                                                    40,125
    Shareholder communications expense                                                    3,675
    Printing expense                                                                      3,249
    Administrative expense                                                                3,223
  Due to affiliates                                                                       4,316
  Accrued expenses                                                                        2,173
                                                                                    -----------
        Total liabilities                                                           $   103,496
                                                                                    -----------
NET ASSETS:
  Paid-in capital                                                                   $13,399,323
  Accumulated net realized gain on investments                                        2,525,631
  Net unrealized appreciation on investments                                         15,490,961
                                                                                    -----------
        Net assets                                                                  $31,415,915
                                                                                    -----------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class I (based on $7,824,001/507,953 shares)                                      $     15.40
                                                                                    ===========
  Class II (based on $23,591,914/1,528,452 shares)                                  $     15.44
                                                                                    ===========

The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/17

INVESTMENT INCOME:
  Dividends from unaffiliated issuers                                      $929,907
  Interest from unaffiliated issuers                                          1,953
                                                                           --------
     Total investment income                                                             $    931,860
                                                                                         ------------

EXPENSES:
  Management fees                                                          $271,315
  Administrative expense                                                     29,228
  Distribution fees
    Class II                                                                 63,976
  Custodian fees                                                              5,913
  Professional fees                                                          47,444
  Printing expense                                                           16,469
  Trustees' fees                                                              7,132
  Miscellaneous                                                               3,148
                                                                           --------
       Total expenses                                                                    $    444,625
                                                                                         ------------
          Net investment income                                                          $    487,235
                                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
    Investments in unaffiliated issuers                                                  $  3,154,761
                                                                                         ------------
  Change in net unrealized (depreciation) on:
    Investments in unaffiliated issuers                                                  $ (2,562,070)
                                                                                         ------------
  Net realized and unrealized gain (loss) on investments                                 $    592,691
                                                                                         ------------
  Net increase in net assets resulting from operations                                   $  1,079,926
                                                                                         ============

The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              Year Ended        Year Ended
                                                                                               12/31/17         12/31/16*
FROM OPERATIONS:
Net investment income (loss)                                                                $    487,235       $    498,655
Net realized gain (loss) on investments                                                        3,154,761          3,075,602
Change in net unrealized appreciation (depreciation) on investments                           (2,562,070)        (1,316,649)
                                                                                            ------------       ------------
      Net increase in net assets resulting from operations                                  $  1,079,926       $  2,257,608
                                                                                            ------------       ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.26 and $0.27 per share, respectively)                                     $   (135,453)      $   (141,671)
      Class II ($0.22 and $0.22 per share, respectively)                                        (351,782)          (356,984)
Net realized gain:
      Class I ($1.25 and $4.10 per share, respectively)                                         (634,988)        (2,027,119)
      Class II ($1.25 and $4.10 per share, respectively)                                      (1,944,114)        (6,254,296)
                                                                                            ------------       ------------
          Total distributions to shareowners                                                $ (3,066,337)      $ (8,780,070)
                                                                                            ------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                           $  1,457,259       $  2,924,188
Reinvestment of distributions                                                                  3,066,233          8,780,070
Cost of shares repurchased                                                                    (8,230,032)       (10,079,863)
                                                                                            ------------       ------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions     $ (3,706,540)      $  1,624,395
                                                                                            ------------       ------------
      Net decrease in net assets                                                            $ (5,692,951)      $ (4,898,067)
NET ASSETS:
Beginning of year                                                                           $ 37,108,866       $ 42,006,933
                                                                                            ------------       ------------
End of year                                                                                 $ 31,415,915       $ 37,108,866
                                                                                            ------------       ------------
Undistributed net investment income                                                         $         --       $         --
                                                                                            ============       ============

                                              Year Ended            Year Ended            Year Ended           Year Ended
                                               12/31/17              12/31/17             12/31/16*            12/31/16*
                                                Shares                Amount                Shares              Amount
CLASS I
Shares sold                                      10,764            $   167,942                23,161           $   382,255
Reinvestment of distributions                    50,060                770,441               128,222             2,168,790
Less shares repurchased                        (102,087)            (1,617,132)             (125,334)           (2,201,196)
                                               --------            -----------              --------           -----------
      Net increase (decrease)                   (41,263)           $  (678,749)               26,049           $   349,849
                                               ========            ===========              ========           ===========
CLASS II
Shares sold                                      81,384            $ 1,289,317               141,362           $ 2,541,933
Reinvestment of distributions                   148,821              2,295,792               390,282             6,611,280
Less shares repurchased                        (415,697)            (6,612,900)             (443,835)           (7,878,667)
                                               --------            -----------              --------           -----------
      Net increase (decrease)                  (185,492)           $(3,027,791)               87,809           $ 1,274,546
                                               ========            ===========              ========           ===========

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                                                    12/31/17    12/31/16*    12/31/15*     12/31/14*     12/31/13
Class I
Net asset value, beginning of period                                $ 16.37      $19.53       $ 21.57       $ 18.77       $ 19.93
                                                                    -------      ------       -------       -------       -------
Increase (decrease) from investment operations:
    Net investment income (loss)                                    $  0.26(a)   $ 0.26(a)    $  0.29(a)    $  0.10       $  0.28
    Net realized and unrealized gain (loss) on investments             0.28        0.95          0.56          5.37          0.06
                                                                    -------      ------       -------       -------       -------
       Net increase (decrease) from investment operations           $  0.54      $ 1.21       $  0.85       $  5.47       $  0.34
                                                                    -------      ------       -------       -------       -------
Distribution to shareowners:
    Net investment income                                           $ (0.26)     $(0.27)      $ (0.29)      $ (0.32)      $ (0.29)
    Net realized gain                                                 (1.25)      (4.10)        (2.60)        (2.35)        (1.21)
                                                                    -------      ------       -------       -------       -------
Total distributions                                                 $ (1.51)     $(4.37)      $ (2.89)      $ (2.67)      $ (1.50)
                                                                    -------      ------       -------       -------       -------
Net increase (decrease) in net asset value                          $ (0.97)     $(3.16)      $ (2.04)      $  2.80       $ (1.16)
                                                                    -------      ------       -------       -------       -------
Net asset value, end of period                                      $ 15.40      $16.37       $ 19.53       $ 21.57       $ 18.77
                                                                    =======      ======       =======       =======       =======
Total return (b)                                                       3.50%       6.05%         4.79%        30.87%         1.75%
Ratios of net expenses to average net assets (c)                       1.12%       1.06%         1.03%         1.02%         1.03%
Ratio of net investment income (loss) to average net assets            1.63%       1.42%         1.45%         1.51%         1.38%
Portfolio turnover rate                                                   8%          9%           17%           13%           13%
Net assets, end of period (in thousands)                            $ 7,824      $8,993       $ 10,215      $10,684        $9,383

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00+% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                                                    12/31/17    12/31/16*    12/31/15*     12/31/14*     12/31/13
Class II
Net asset value, beginning of period                                $ 16.40      $ 19.55      $ 21.60       $ 18.79       $ 19.93
                                                                    -------      -------      -------       -------       -------
Increase (decrease) from investment operations:
    Net investment income (loss)                                    $  0.22(a)   $  0.21(a)   $  0.24(a)    $  0.06       $  0.22
    Net realized and unrealized gain (loss) on investments             0.29         0.96         0.56          5.37          0.07
                                                                    -------      -------      -------       -------       -------
       Net increase (decrease) from investment operations           $  0.51      $  1.17      $  0.80       $  5.43       $  0.29
                                                                    -------      -------      -------       -------       -------
Distribution to shareowners:
    Net investment income                                           $ (0.22)     $ (0.22)     $ (0.25)      $ (0.27)      $ (0.22)
    Net realized gain                                                 (1.25)       (4.10)       (2.60)        (2.35)        (1.21)
                                                                    -------      -------      -------       -------       -------
Total distributions                                                 $ (1.47)     $ (4.32)     $ (2.85)      $ (2.62)      $ (1.43)
                                                                    -------      -------      -------       -------       -------
Net increase (decrease) in net asset value                          $ (0.96)     $ (3.15)     $ (2.05)      $  2.81       $ (1.14)
                                                                    -------      -------      -------       -------       -------
Net asset value, end of period                                      $ 15.44      $ 16.40      $ 19.55       $ 21.60       $ 18.79
                                                                    =======      =======      =======       =======       =======
Total return (b)                                                       3.30%        5.82%        4.52%        30.56%         1.54%
Ratios of net expenses to average net assets (c)                       1.37%        1.31%        1.27%         1.26%         1.27%
Ratio of net investment income (loss) to average net assets            1.37%        1.18%        1.18%         1.28%         1.12%
Portfolio turnover rate                                                   8%           9%          17%           13%           13%
Net assets, end of period (in thousands)                            $23,592      $28,116      $31,792       $37,169       $32,663

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00+% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

     available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Dividend and interest income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts ("REITs"), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such in the Statement of Operations.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

     ---------------------------------------------------------------------------
                                                      2017               2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                              $  508,477         $   513,159
     Long-term capital gain                        2,557,860           8,266,911
                                                  ----------         -----------
       Total distributions                        $3,066,337         $ 8,780,070
                                                  ==========         ===========

     The following shows the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2017:

     ---------------------------------------------------------------------------
                                                                         2017
     ---------------------------------------------------------------------------
     Distributable Earnings
     (Accumulated Losses):
     Undistributed long-term capital gain                            $ 2,804,579
     Net unrealized appreciation                                      15,212,023
                                                                     -----------
       Total                                                         $18,016,592
                                                                     ===========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

     Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     Because the Portfolio invests a substantial portion of its assets in REITs, the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and 0.75% on assets over $500 million. For the year ended December 31, 2017, the effective management fee was equivalent to 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $3,506 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2017.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown in the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $810 in distribution fees payable to the Distributor at December 31, 2017.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Real Estate Shares VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended December 31, 2013 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
February 14, 2018

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Amundi Pioneer Asset Management, Inc.                       The portfolio's Trustees and officers are listed below,
                                                            together with their principal occupations and other
Custodian and Sub-Administrator                             directorships they have held during at least the past five
Brown Brothers Harriman & Co.                               years. Trustees who are interested persons of the portfolios within the meaning of the 1940 Act are referred to as
Independent Registered Public Accounting Firm               Interested Trustees. Trustees who are not interested persons
Ernst & Young LLP                                           of the portfolio are referred to as Independent Trustees.
                                                            Each of the Trustees serves as a Trustee of each of the 44
Principal Underwriter                                       U.S. registered investment portfolios for which Amundi
Amundi Pioneer Distributor, Inc.                            Pioneer serves as investment adviser (the "Pioneer Funds").
                                                            The address for all Trustees and all officers of the
Legal Counsel                                               portfolios is 60 State Street, Boston, Massachusetts 02109.
Morgan, Lewis & Bockius LLP
                                                            The Statement of Additional Information of the Portfolio
Shareowner Services and Transfer Agent                      includes additional information about the Trustees and is
DST Asset Manager Solutions, Inc.                           available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (67)         Trustee since 2006. Serves     Private investor (2004 - 2008 and 2013   Director, Broadridge Financial
Chairman of the Board and    until a successor trustee is   - present); Chairman (2008 - 2013) and   Solutions, Inc. (investor
Trustee                      elected or earlier retirement  Chief Executive Officer (2008 - 2012),   communications and securities
                             or removal.                    Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)           Trustee since 2005. Serves     Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                      until a successor trustee is   Advisors (corporate advisory services    Trust (publicly-traded mortgage
                             elected or earlier retirement  company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                             or removal.                    present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and consulting  fund) (2010 - present);
                                                            company) (2010); Executive Vice          Director of Oxford Analytica,
                                                            President and Chief Financial Officer,   Inc. (2008 - present); and
                                                            I-trax, Inc. (publicly traded health     Director of Enterprise
                                                            care services company) (2004 - 2007);    Community Investment, Inc.
                                                            and Executive Vice President and Chief   (privately-held affordable
                                                            Financial Officer, Pedestal Inc.         housing finance company) (1985
                                                            (internet-based mortgage trading         - 2010)
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); Executive, The World Bank (1979
                                                            - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008. Serves     William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      until a successor trustee is   Political Economy, Harvard University    Funds Investment Trust and
                             elected or earlier retirement  (1972 - present)                         Mellon Institutional Funds
                             or removal.                                                             Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (70)    Trustee since 2000. Serves     Founding Director, Vice-President and    None
Trustee                      until a successor trustee is   Corporate Secretary, The Winthrop
                             elected or earlier retirement  Group, Inc. (consulting firm) (1982 -
                             or removal.                    present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            present); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017. (Advisory  Chief Investment Officer, 1199 SEIU      None
Trustee                      Trustee from 2014 - 2017)      Funds (healthcare workers union pension
                             Serves until a successor       funds) (2001 - present); Vice President
                             trustee is elected or earlier  - International Investments Group,
                             retirement or removal.         American International Group, Inc.
                                                            (insurance company) (1993 - 2001); Vice
                                                            President, Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd.
                                                            (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 1995. Serves     President and Chief Executive Officer,   Director of New America High
Trustee                      until a successor trustee is   Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                             elected or earlier retirement  banking firm) (1981 - present)           investment company) (2004 -
                             or removal.                                                             present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014. Serves     Consultant (investment company           None
Trustee                      until a successor trustee is   services) (2012 - present); Executive
                             elected or earlier retirement  Vice President, BNY Mellon (financial
                             or removal.                    and investment company services) (1969
                                                            - 2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon
                                                            Overseas Investment Corp. (financial
                                                            services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (55)*          Trustee since 2017. Serves     Chair, Director, CEO and President of    None
Trustee, President and Chief until a successor trustee is   Amundi Pioneer Asset Management USA,
Executive Officer            elected or earlier retirement  Inc. (since September 2014); Chair,
                             or removal                     Director and CEO of Amundi Pioneer
                                                            Asset Management, Inc. (since September
                                                            2014); Chair, Director and CEO of
                                                            Amundi Pioneer Distributor, Inc. (since
                                                            September 2014); Chair, Director, CEO
                                                            and President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Managing
                                                            Director, Morgan Stanley Investment
                                                            Management (2010 - 2013); Director of
                                                            Institutional Business, CEO of
                                                            International, Eaton Vance Management
                                                            (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014. Serves     Director and Executive Vice President    None
Trustee                      until a successor trustee is   (since 2008) and Chief Investment
                             elected or earlier retirement  Officer, U.S. (since 2010) of Amundi
                             or removal                     Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the portfolio's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J. Kelley (53)   Since 2003. Serves at the      Vice President and Associate General     None
Secretary and Chief          discretion of the Board        Counsel of Amundi Pioneer since January
Legal Officer                                               2008; Secretary and Chief Legal Officer
                                                            of all of the Pioneer Funds since June
                                                            2010; Assistant Secretary of all of the
                                                            Pioneer Funds from September 2003 to
                                                            May 2010; Vice President and Senior
                                                            Counsel of Amundi Pioneer from July
                                                            2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at the      Fund Governance Director of Amundi       None
Assistant Secretary          discretion of the Board        Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION         TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST            LENGTH OF SERVICE            PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (55)              Since 2010. Serves at the    Senior Counsel of Amundi Pioneer since   None
Assistant Secretary            discretion of the Board      May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010;
                                                            Counsel of Amundi Pioneer from June
                                                            2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves at the    Vice President - Fund Treasury of        None
Treasurer and Chief Financial  discretion of the Board      Amundi Pioneer; Treasurer of all of the
and Accounting Officer                                      Pioneer Funds since March 2008; Deputy
                                                            Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)          Since 2000. Serves at the    Director - Fund Treasury of Amundi       None
Assistant Treasurer            discretion of the Board      Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)             Since 2002. Serves at the    Fund Accounting Manager - Fund Treasury  None
Assistant Treasurer            discretion of the Board      of Amundi Pioneer; and Assistant
                                                            Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves at the    Fund Administration Manager - Fund       None
Assistant Treasurer            discretion of the Board      Treasury of Amundi Pioneer since
                                                            November 2008; Assistant Treasurer of
                                                            all of the Pioneer Funds since January
                                                            2009; Client Service Manager -
                                                            Institutional Investor Services at
                                                            State Street Bank from March 2003 to
                                                            March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves at the    Chief Compliance Officer of Amundi       None
Chief Compliance Officer       discretion of the Board      Pioneer and of all the Pioneer Funds
                                                            since March 2010; Chief Compliance
                                                            Officer of Amundi Pioneer Institutional
                                                            Asset Management, Inc. since January
                                                            2012; Chief Compliance Officer of
                                                            Vanderbilt Capital Advisors, LLC since
                                                            July 2012: Director of Adviser and
                                                            Portfolio Compliance at Amundi Pioneer
                                                            since October 2005; Senior Compliance
                                                            Officer for Columbia Management
                                                            Advisers, Inc. from October 2003 to
                                                            October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)           Since 2006. Serves at the    Director - Transfer Agency Compliance    None
Anti-Money Laundering Officer  discretion of the Board      of Amundi Pioneer and Anti-Money
                                                            Laundering Officer of all the Pioneer
                                                            Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18653-12-0218

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT


                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        12

  Notes to Financial Statements                                               17

  Report of Independent Registered Public Accounting Firm                     20

  Additional Information                                                      21

  Trustees, Officers and Service Providers                                    22

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/17
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of long-term holdings)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 21.7%
Consumer Staples                                                           14.9%
Consumer Discretionary                                                     12.0%
Information Technology                                                     10.1%
Materials                                                                  10.0%
Energy                                                                      7.7%
Utilities                                                                   7.6%
Health Care                                                                 7.0%
Industrials                                                                 5.4%
Real Estate                                                                 2.7%
Telecommunication Services                                                  0.9%

5 Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
1. Exxon Mobil Corp.                                                       3.04%
--------------------------------------------------------------------------------
2. State Street Corp.                                                      2.34
--------------------------------------------------------------------------------
3. Bank of America Corp.                                                   2.30
--------------------------------------------------------------------------------
4. PNC Financial Services Group, Inc.                                      2.11
--------------------------------------------------------------------------------
5. Microchip Technology, Inc.                                              1.96
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/17
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                       12/31/17         12/31/16
      Class I                                    $32.49           $31.25
      Class II                                   $32.70           $31.43

                                Net
Distributions per Share         Investment     Short-Term       Long-Term
(1/1/17 - 12/31/17)             Income         Capital Gains    Capital Gains
     Class I                    $0.5487        $0.0115          $2.7075
     Class II                   $0.4685        $0.0115          $2.7075

-------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

         Pioneer Equity Income      Pioneer Equity Income
         VCT Portfolio Class I      VCT Portfolio Class II     Russell 1000 Value Index
12/07    $10,000                    $10,000                    $10,000
12/08    $ 6,971                    $ 6,952                    $ 6,315
12/09    $ 7,956                    $ 7,918                    $ 7,559
12/10    $ 9,513                    $ 9,440                    $ 8,731
12/11    $10,086                    $ 9,985                    $ 8,765
12/12    $11,126                    $10,980                    $10,299
12/13    $14,363                    $14,146                    $13,649
12/14    $16,240                    $15,952                    $15,486
12/15    $16,320                    $15,987                    $14,893
12/16    $19,552                    $19,109                    $17,475
12/17    $22,574                    $22,009                    $19,863

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2017)

--------------------------------------------------------------------------------
                                                               Russell 1000
                             Class I         Class II          Value Index
--------------------------------------------------------------------------------
10 Years                      8.48%           8.21%             7.10%
5 Years                      15.20%          14.92%            14.04%
1 Year                       15.46%          15.18%            13.66%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2017 through December 31, 2017.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/17                   $1,000.00          $1,000.00
Ending Account Value on 12/31/17                    $1,102.24          $1,100.83
Expenses Paid During Period*                        $    3.76          $    5.14

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.97% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2017 through December 31, 2017.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/17                   $1,000.00          $1,000.00
Ending Account Value on 12/31/17                    $1,021.63          $1,020.32
Expenses Paid During Period*                        $    3.62          $    4.94

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.97% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), discusses the investment environment during the 12-month period ended December 31, 2017, and Pioneer Equity Income VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-today management of Pioneer Equity Income VCT Portfolio, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2017?

A: Pioneer Equity Income VCT Portfolio's Class I shares returned 15.46% at net asset value during the 12-month period ended December 31, 2017, and Class II shares returned 15.18%, while the Portfolio's benchmark, the Russell 1000 Value Index, returned 13.66%. During the same period, the average return of the 75 variable portfolios in Lipper's Equity Income Underlying Funds category was 15.23%.

Q: How would you describe the market environment for equities during the 12-month period ended December 31, 2017, particularly for the types of equities deemed appropriate for the Portfolio?

A: Overall, the 12-month period was a very good one for stocks, though growth stocks did meaningfully better than value stocks. For the 12 months, the Russell 1000 Growth Index showed a total return of 30.21%, while the Russell 1000 Value Index (the Russell Index), the Portfolio's benchmark, recorded a total return of 13.66%. Further, growth stocks appreciated rather steadily throughout the period, whereas value stocks saw appreciation through the end of February, then six months - March through August - of backing and filling, followed by a strong year-end rally. In the early months of the period, post-2016 election optimism about potential business-friendly and economically stimulating changes in tax, trade, and spending policies created great investor demand for cyclical, value-type stocks. Then, as the legislative efforts in Washington bogged down, the interest in such stocks waned, only to perk up again at the end of the period as economic numbers strengthened and the long-awaited Federal tax-law changes were finally enacted.

Q: The Portfolio outperformed the Russell Index benchmark during the 12-month period ended December 31, 2017. Could you please discuss the major reasons for the Portfolio's benchmark-relative outperformance and discuss any investments or strategies that significantly underperformed during the period?

A: Both stock selections and sector allocations worked in favor of performance for the Portfolio relative to the Russell Index during the 12-month period, though stock selection accounted for the major portion of the outperformance. With regard to sector allocation, the Portfolio benefited from being overweight the outperforming materials sector and underweight the underperforming health-care, real-estate, and industrials sectors. While the Portfolio had overweight positions in the underperforming consumer-discretionary and utilities sectors and was underweight in the outperforming financials sector, stock selection results were superior such that the Portfolio

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

showed positive overall performance attribution relative to the Russell Index in the sectors. In fact, the only sector in which the Portfolio showed overall underperformance relative to its benchmark was energy, where the Portfolio was underweight the outperforming sector and held stocks that did not do as well as those in the sector overall. All in all, then, benchmark-relative performance was broadly positive throughout most of the Portfolio.

With regard to individual holdings that helped or hurt relative returns, the Portfolio enjoyed very strong performance from large holdings Microchip Technology (+39.5%; information technology), PNC Financial Services (+26.0%; financial services), T. Rowe Price (+43.4%; financial services), BorgWarner (+31.2%; consumer discretionary), and State Street (+27.8%; financial services), and Kaiser Aluminum (+40.7%; materials), among others. The Portfolio benefitted as well from being significantly underweight - or not invested at all - in several poor performers that were components of the Russell Index, including General Electric, Allergan, Philip Morris International, and Medtronic.

On the negative side, having underweight positions or no investment at all in leading stocks Intel (+30.8%; information technology), JP Morgan Chase (+26.7%; financial services), and Berkshire Hathaway (Class B shares, +21.6%; financial services), hurt the Portfolio's relative returns.

Q: What changes did you make to the Portfolio during the 12-month period ended December 31, 2017?

A: Over the 12 months, we established 30 new positions and liquidated 27 positions. Among the stocks purchased were a good number in the lagging consumer-discretionary sector, where we saw what we considered overlooked values. These included Ford (automobiles and components); Carter's and Hasbro (consumer durables and apparel); Genuine Parts and Nordstrom (retailing); and Omnicom (media). We also continued to find stocks we thought attractive in the recovering financial services industry, including BB&T and M&T Bank (banking); and T. Rowe Price (diversified financials). In real estate, we added SL Green Realty (New York office buildings). The materials sector still looked interesting to us, especially in a market where so many investors appeared focused on the leading internet and information-technology stocks. In materials, Reliance Steel and Aluminum operates metals service centers for industrial and other customers; H.B. Fuller specializes in custom adhesives; DowDuPont is a giant, recently-merged company, slated to split up into a new configuration of chemical businesses; International Paper has prospered due to consolidation in its forest-products industry; and PPG Industries is a leading producer of paints and coatings.

     In information technology, the Portfolio started positions in Oracle, Texas Instruments, Amdocs, and HP. Consumer staples saw new purchases of Procter & Gamble, a world leader in soaps and detergents, toothpaste, and many other household products and a company underway with a largescale profitability-improvement effort, and J.M. Smucker, producer of jams and jellies and many other foods.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17                             (continued)
--------------------------------------------------------------------------------

     At the same time that we added those consumer-staples names, we exited Portfolio positions in companies we regarded less favorably with respect to their industry positioning, including Conagra Brands and Campbell Soup. Other stocks we sold we felt either had reached a fair valuation and offered less additional appreciation potential than stocks we wished to buy, or had suffered impairment in investment value from the time we initially purchased them. Several Portfolio holdings were the object of takeover bids, and so we liquidated the positions. Those stocks included Mead Johnson Nutrition, Syngenta, and Scripps Networks Interactive.

Q: Did the Portfolio hold any derivatives during the 12-month period ended December 31, 2017?

A:   No. We did not invest in any derivatives during the period.

Q: The Portfolio typically places emphasis on dividend-paying* stocks. Would you describe the environment for dividends as positive or negative during the 12-month period ended December 31, 2017?

A: The environment remained positive on the whole, as investors continued to seek income and, with the persistence of historically-quite-low interest rates, found dividend-paying stocks compelling. We watch interest rates closely, however, as any dramatic upward movement would create serious competition for income-producing stocks. As always, we work at buffering the Portfolio from interest-rate risk by emphasizing companies with the capacity and commitment both to continue paying their dividends and to increase the amount of the dividend payments over time.

Q:   What is your outlook for equities as we begin a new calendar year?

A: At the moment, by most conventional measures, stocks are on the expensive side. Much depends on continuation of corporate earnings growth, which in turn depends on extended economic expansion. While we are as a result cautious right now with respect to the stock market, we do see areas of relative attractiveness, as well as places, if not by any means completely overlooked, at least receiving less attention from investors.

     Currently, a lot of attention is directed towards Washington, D.C., particularly regarding the Federal budget and potential trade legislation. In the meantime, though, many American businesses are doing pretty well; unemployment is way down; major world economies are strong, allowing export sales by our U.S. companies; and cash flows into financial products and instruments are on balance positive. While there are many questions, the new Federal tax law should be generally stimulative of economic growth.

     It is our intention, as always, to keep the Portfolio substantially fully invested in stocks that we believe offer prospects for satisfactory total return over a longer period of time.

     Thank you for your support.

*    Dividends are not guaranteed.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Please refer to the Schedule of Investments on pages 8 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17
--------------------------------------------------------------------------------

Shares                                                                     Value
           UNAFFILIATED ISSUERS - 99.5%
           COMMON STOCKS - 99.5% of
           Net Assets
           Automobiles & Components - 1.7%
           Auto Parts & Equipment - 1.1%
  80,110   BorgWarner, Inc.                                        $   4,092,820
                                                                   -------------
           Automobile Manufacturers - 0.6%
 166,772   Ford Motor Co.                                          $   2,082,982
                                                                   -------------
           Total Automobiles &
           Components                                              $   6,175,802
                                                                   -------------
           Banks - 7.6%
           Diversified Banks - 3.6%
 273,322   Bank of America Corp.                                   $   8,068,466
  88,128   US Bancorp                                                  4,721,898
                                                                   -------------
                                                                   $  12,790,364
                                                                   -------------
           Regional Banks - 4.0%
  80,742   BB&T Corp.                                              $   4,014,492
  15,007   M&T Bank Corp.                                              2,566,047
  51,476   PNC Financial Services Group, Inc.                          7,427,472
                                                                   -------------
                                                                   $  14,008,011
                                                                   -------------
           Total Banks                                             $  26,798,375
                                                                   -------------
           Capital Goods - 4.5%
           Aerospace & Defense - 1.5%
  27,679   Raytheon Co.                                            $   5,199,500
                                                                   -------------
           Industrial Machinery - 1.9%
  95,518   Gorman-Rupp Co.                                         $   2,981,117
  41,912   Ingersoll-Rand Plc                                          3,738,131
                                                                   -------------
                                                                   $   6,719,248
                                                                   -------------
           Trading Companies &
           Distributors - 1.1%
  33,196   Fastenal Co.                                            $   1,815,489
  28,158   Ferguson Plc                                                2,028,811
                                                                   $   3,844,300
                                                                   -------------
           Total Capital Goods                                     $  15,763,048
                                                                   -------------
           Commercial Services &
           Supplies - 0.9%
           Human Resource & Employment
           Services - 0.2%
  14,493   Randstad Holding NV                                     $     891,888
                                                                   -------------
           Office Services & Supplies - 0.7%
  29,890   MSA Safety, Inc.                                        $   2,317,073
                                                                   -------------
           Total Commercial
           Services & Supplies                                     $   3,208,961
                                                                   -------------
           Consumer Durables &
           Apparel - 2.5%
           Apparel, Accessories &
           Luxury Goods - 2.2%
  31,388   Carter's, Inc.                                          $   3,687,776
  55,560   VF Corp.                                                    4,111,440
                                                                   -------------
                                                                   $   7,799,216
                                                                   -------------
           Leisure Products - 0.3%
  12,586   Hasbro, Inc.                                            $   1,143,942
                                                                   -------------
           Total Consumer
           Durables & Apparel                                      $   8,943,158
                                                                   -------------
           Consumer Services - 3.4%
           Hotels, Resorts & Cruise
           Lines - 1.4%
  71,536   InterContinental Hotels Group Plc                       $   4,563,385
   8,596   InterContinental Hotels
           Group Plc (A.D.R.)                                            545,932
                                                                   -------------
                                                                   $   5,109,317
                                                                   -------------
           Leisure Facilities - 1.6%
  90,143   Cedar Fair LP                                           $   5,858,393
                                                                   -------------
           Restaurants - 0.4%
   7,707   Cracker Barrel Old Country Store, Inc.                  $   1,224,565
                                                                   -------------
           Total Consumer Services                                 $  12,192,275
                                                                   -------------
           Diversified Financials - 9.7%
           Asset Management &
           Custody Banks - 8.1%
 111,413   Bank of New York Mellon Corp.                           $   6,000,704
 116,896   Invesco, Ltd.                                               4,271,380
  34,792   Northern Trust Corp.                                        3,475,373
  84,146   State Street Corp.                                          8,213,491
  62,679   T Rowe Price Group, Inc.                                    6,576,907
                                                                   -------------
                                                                   $  28,537,855
                                                                   -------------
           Investment Banking &
           Brokerage - 1.6%
 107,148   Morgan Stanley                                          $   5,622,056
                                                                   -------------
           Total Diversified Financials                            $  34,159,911
                                                                   -------------
           Energy - 7.7%
           Integrated Oil & Gas - 5.4%
  30,617   Chevron Corp.                                           $   3,832,942
 127,696   Exxon Mobil Corp.                                          10,680,494
  62,718   Occidental Petroleum Corp.                                  4,619,808
                                                                   -------------
                                                                   $  19,133,244
                                                                   -------------
           Oil & Gas Drilling - 0.3%
  16,388   Helmerich & Payne, Inc.                                 $   1,059,320
                                                                   -------------
           Oil & Gas Equipment &
           Services - 0.3%
  21,130   Halliburton Co.                                         $   1,032,623
                                                                   -------------
           Oil & Gas Refining &
           Marketing - 1.3%
  46,008   Phillips 66                                             $   4,653,709
                                                                   -------------
           Oil & Gas Storage &
           Transportation - 0.4%
  31,933   Enbridge, Inc.                                          $   1,248,900
                                                                   -------------
           Total Energy                                            $  27,127,796
                                                                   -------------

     The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
           Food & Staples Retailing - 1.9%
           Food Retail - 0.3%
  41,644   Kroger Co.                                              $   1,143,128
                                                                   -------------

           Hypermarkets & Super
           Centers - 1.6%
  57,685   Wal-Mart Stores, Inc.                                   $   5,696,394
                                                                   -------------
           Total Food & Staples Retailing                          $   6,839,522
                                                                   -------------
           Food, Beverage &
           Tobacco - 10.6%
           Packaged Foods & Meats - 8.6%
   6,253   Calavo Growers, Inc.                                    $     527,753
     315   Chocoladefabriken Lindt & Spruengli AG                      1,922,899
  71,786   General Mills, Inc.                                         4,256,192
  31,543   Hershey Co.                                                 3,580,446
  15,211   JM Smucker Co.                                              1,889,815
  17,583   John B Sanfilippo & Son, Inc.                               1,112,125
  54,709   Kellogg Co.                                                 3,719,118
  35,183   Lamb Weston Holdings, Inc.                                  1,986,080
  15,817   McCormick & Co., Inc.                                       1,611,910
 118,066   Mondelez International, Inc., Class A                       5,053,225
  79,864   Pinnacle Foods, Inc.                                        4,749,512
                                                                   -------------
                                                                   $  30,409,075
                                                                   -------------
           Soft Drinks - 2.0%
  50,493   Coca-Cola Co.                                           $   2,316,619
  49,089   Dr. Pepper Snapple Group, Inc.                              4,764,578
                                                                   -------------
                                                                   $   7,081,197
                                                                   -------------
           Total Food, Beverage & Tobacco                          $  37,490,272
                                                                   -------------
           Health Care Equipment &
           Services - 1.0%
           Health Care Distributors - 0.2%
  32,345   Owens & Minor, Inc.                                     $     610,674
                                                                   -------------
           Health Care Equipment - 0.8%
 158,406   Smith & Nephew Plc                                      $   2,758,036
                                                                   -------------
           Total Health Care
           Equipment & Services                                    $   3,368,710
                                                                   -------------
           Household & Personal
           Products - 2.3%
           Household Products - 2.3%
  18,866   Clorox Co.                                              $   2,806,129
  58,530   Procter & Gamble Co.                                        5,377,736
                                                                   -------------
           Total Household &
           Personal Products                                       $   8,183,865
                                                                   -------------
           Insurance - 4.3%
           Life & Health Insurance - 2.9%
  64,361   Lincoln National Corp.                                  $   4,947,430
 124,223   Sun Life Financial, Inc.                                    5,125,441
                                                                   -------------
                                                                   $  10,072,871
                                                                   -------------
           Multi-line Insurance - 1.4%
  88,420   Hartford Financial Services Group, Inc.                 $   4,976,278
                                                                   -------------
           Total Insurance                                         $  15,049,149
                                                                   -------------
           Materials - 9.9%
           Aluminum - 1.2%
  40,903   Kaiser Aluminum Corp.                                   $   4,370,486
                                                                   -------------
           Diversified Chemicals - 0.5%
  26,458   DowDuPont, Inc.                                         $   1,884,339
                                                                   -------------
           Diversified Metals &
           Mining - 2.6%
  35,184   BHP Billiton, Ltd. (A.D.R.)                             $   1,618,112
  37,188   Compass Minerals International, Inc.                        2,686,833
  43,110   Materion Corp.                                              2,095,146
  56,176   Southern Copper Corp.                                       2,665,551
                                                                   -------------
                                                                   $   9,065,642
                                                                   -------------
           Paper Packaging - 0.4%
  23,348   International Paper Co.                                 $   1,352,783
                                                                   -------------
           Specialty Chemicals - 2.8%
  37,885   Celanese Corp., Class A                                 $   4,056,726
     740   Givaudan SA                                                 1,709,736
  32,915   HB Fuller Co.                                               1,773,131
  29,994   Johnson Matthey Plc                                         1,246,786
   8,643   PPG Industries, Inc.                                        1,009,675
                                                                   -------------
                                                                   $   9,796,054
                                                                   -------------
           Steel - 2.4%
  71,608   Nucor Corp.                                             $   4,552,837
  47,471   Reliance Steel & Aluminum Co.                               4,072,537
                                                                   -------------
                                                                   $   8,625,374
                                                                   -------------
           Total Materials                                         $  35,094,678
                                                                   -------------
           Media - 1.8%
           Advertising - 0.1%
   4,826   Omnicom Group, Inc.                                     $     351,477
                                                                   -------------
           Broadcasting - 0.7%
  41,576   CBS Corp., Class B                                      $   2,452,984
                                                                   -------------
           Publishing - 1.0%
  18,181   John Wiley & Sons, Inc., Class A                        $   1,195,401
  34,564   Meredith Corp.                                              2,282,952
                                                                   -------------
                                                                   $   3,478,353
                                                                   -------------
           Total Media                                             $   6,282,814
                                                                   -------------

     The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
           Pharmaceuticals, Biotechnology
           & Life Sciences - 6.0%
           Pharmaceuticals - 6.0%
 140,865   AstraZeneca Plc (A.D.R.)                                $   4,888,016
  54,676   GlaxoSmithKline Plc (A.D.R.)                                1,939,358
  91,024   Merck & Co., Inc.                                           5,121,920
 169,384   Pfizer, Inc.                                                6,135,088
  45,272   Zoetis, Inc., Class A                                       3,261,395
                                                                   -------------
           Total Pharmaceuticals,
           Biotechnology & Life Sciences                           $  21,345,777
                                                                   -------------
           Real Estate - 2.7%
           Office REIT - 2.2%
  29,526   Alexandria Real Estate Equities, Inc.                   $   3,855,800
  37,046   SL Green Realty Corp.                                       3,739,053
                                                                   -------------
                                                                   $   7,594,853
                                                                   -------------
           Residential REIT - 0.5%
  19,741   Camden Property Trust                                   $   1,817,357
                                                                   -------------

           Total Real Estate                                       $   9,412,210
                                                                   -------------
           Retailing - 2.4%
           Department Stores - 1.6%
 120,456   Nordstrom, Inc.                                         $   5,707,205
                                                                   -------------
           Distributors - 0.8%
  28,956   Genuine Parts Co.                                       $   2,751,110
                                                                   -------------
           Total Retailing                                         $   8,458,315
                                                                   -------------
           Semiconductors &
           Semiconductor
           Equipment - 5.6%
           Semiconductor
           Equipment - 1.1%
  13,267   Cabot Microelectronics Corp.                            $   1,248,159
  25,852   KLA-Tencor Corp.                                            2,716,270
                                                                   -------------
                                                                   $   3,964,429
                                                                   -------------
           Semiconductors - 4.5%
  60,621   Intel Corp.                                             $   2,798,265
  78,272   Microchip Technology, Inc.                                  6,878,543
  26,093   Texas Instruments, Inc.                                     2,725,153
  48,330   Xilinx, Inc.                                                3,258,409
                                                                   -------------
                                                                   $  15,660,370
                                                                   -------------
           Total Semiconductors &
           Semiconductor Equipment                                 $  19,624,799
                                                                   -------------
           Software & Services - 1.3%
           IT Consulting & Other
           Services - 0.9%
  21,963   Amdocs, Ltd.                                            $   1,438,137
  30,296   Leidos Holdings, Inc.                                       1,956,213
                                                                   -------------
                                                                   $   3,394,350
                                                                   -------------
           Systems Software - 0.4%
  27,227   Oracle Corp.                                            $   1,287,292
                                                                   -------------
           Total Software & Services                               $   4,681,642
                                                                   -------------
           Technology Hardware &
           Equipment - 3.2%
           Communications
           Equipment - 1.3%
 116,677   Cisco Systems, Inc.                                     $   4,468,729
                                                                   -------------
           Computer Hardware, Storage
           & Peripherals - 1.1%
 183,064   HP, Inc.                                                $   3,846,175
                                                                   -------------
           Electronic Manufacturing
           Services - 0.8%
  31,662   TE Connectivity, Ltd.                                   $   3,009,156
                                                                   -------------
           Total Technology Hardware &
           Equipment                                               $  11,324,060
                                                                   -------------
           Telecommunication
           Services - 0.9%
           Integrated Telecommunication
           Services - 0.9%
  65,194   BCE, Inc.                                               $   3,129,964
                                                                   -------------
           Total Telecommunication
           Services                                                $   3,129,964
                                                                   -------------
           Utilities - 7.6%
           Electric Utilities - 1.9%
 109,430   Alliant Energy Corp.                                    $   4,662,812
  10,306   American Electric Power Co., Inc.                             758,213
  21,711   Eversource Energy                                           1,371,701
                                                                   -------------
                                                                   $   6,792,726
                                                                   -------------
           Gas Utilities - 1.0%
  63,437   National Fuel Gas Co.                                   $   3,483,326
                                                                   -------------
           Multi-Utilities - 4.7%
  52,992   Ameren Corp.                                            $   3,125,998
  60,621   Consolidated Edison, Inc.                                   5,149,754
 152,310   NiSource, Inc.                                              3,909,797
  65,216   WEC Energy Group, Inc.                                      4,332,299
                                                                   -------------
                                                                   $  16,517,848
                                                                   -------------
           Total Utilities                                         $  26,793,900
                                                                   -------------
           TOTAL COMMON STOCKS
           (Cost $267,214,473)                                     $ 351,449,003
                                                                   -------------
           TOTAL INVESTMENTS IN
           UNAFFILIATED ISSUERS - 99.5%
           (Cost $267,214,473)                                     $ 351,449,003
                                                                   -------------
           OTHER ASSETS AND
           LIABILITIES - 0.5%                                      $   1,722,647
                                                                   -------------
           NET ASSETS - 100.0%                                     $ 353,171,650
                                                                   =============

  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

(A.D.R.)   American Depository Receipts.

REIT       Real Estate Investment Trust.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2017, aggregated $120,356,815 and $175,072,979, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Investment Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the year ended December 31, 2017, the Portfolio did not engage in cross trade activity.

At December 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $264,881,266 was as follows:

              Aggregate gross unrealized appreciation for all investments
              in which there is an excess of value over tax cost               $89,242,758

              Aggregate gross unrealized depreciation for all investments
              in which there is an excess of tax cost over value                (2,675,021)
                                                                               -----------
              Net unrealized appreciation                                      $86,567,737
                                                                               ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2017, in valuing the Portfolio's investments.

                                Level 1            Level 2      Level 3       Total
Common Stocks                $351,449,003       $         --   $     --    $351,449,003
                             ------------       ------------   --------    ------------
    Total Investments
     in Securities           $351,449,003       $         --   $     --    $351,449,003
                             ============       ============   ========    ============

During the year ended December 31, 2017, there were no transfers between Levels 1, 2 and 3.

     The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/17
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $267,214,473)   $351,449,003
  Cash                                                                   1,461,105
  Foreign currencies, at value (cost $7,872)                                 6,614
  Receivables --
     Portfolio shares sold                                                  70,319
     Dividends                                                             662,900
  Other assets                                                               4,565
                                                                      ------------
        Total assets                                                  $353,654,506
                                                                      ------------
LIABILITIES:
   Payables --
     Investment securities purchased                                  $    337,769
     Portfolio shares repurchased                                           53,259
     Trustees' fees                                                            149
     Professional fees                                                      36,861
   Due to affiliates --
     Management fees                                                        31,540
     Other due to affiliates                                                 9,196
   Accrued expenses                                                         14,082
                                                                      ------------
        Total liabilities                                             $    482,856
                                                                      ------------
NET ASSETS:
  Paid-in capital                                                     $240,389,413
  Undistributed net investment income                                    3,410,442
  Accumulated net realized gain on investments                          25,149,641
  Net unrealized appreciation on investments                            84,222,154
                                                                      ------------
        Net assets                                                    $353,171,650
                                                                      ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class I (based on $105,198,281/3,237,470 shares)                    $      32.49
                                                                      ============
  Class II (based on $247,973,369/7,583,169 shares)                   $      32.70
                                                                      ============

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/17

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes withheld $86,353)    $ 9,459,696
  Interest from unaffiliated issuers                                                   5,347
                                                                                 -----------
        Total investment income                                                                 $  9,465,043
                                                                                                ------------
EXPENSES:
  Management fees                                                                $ 2,353,295
  Administrative expense                                                             116,063
  Distribution fees
     Class II                                                                        581,102
  Custodian fees                                                                      15,821
  Professional fees                                                                   50,386
  Printing expense                                                                    28,581
  Trustees' fees                                                                      13,297
  Miscellaneous                                                                       14,473
     Total expenses                                                                             $  3,173,018
                                                                                                ------------
        Net investment income                                                                   $  6,292,025
                                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
     Investments in unaffiliated issuers                                         $25,715,006
     Other assets and liabilities denominated in foreign currencies                      335    $ 25,715,341
                                                                                 -----------    ------------
  Change in net unrealized appreciation on:
     Investments in unaffiliated issuers                                         $19,916,400
     Other assets and liabilities denominated in foreign currencies                    6,865    $ 19,923,265
                                                                                 -----------    ------------
  Net realized and unrealized gain on investments                                               $ 45,638,606
                                                                                                ------------
  Net increase in net assets resulting from operations                                          $ 51,930,631
                                                                                                ============

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Year Ended         Year Ended
                                                                         12/31/17          12/31/16*
FROM OPERATIONS:
Net investment income (loss)                                          $   6,292,025      $  6,302,982
Net realized gain (loss) on investments                                  25,715,341        29,815,772
Change in net unrealized appreciation (depreciation) on investments      19,923,265        17,078,453
                                                                      -------------      ------------
      Net increase in net assets resulting from operations            $  51,930,631      $ 53,197,207
                                                                      -------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.55 and $0.61 per share, respectively)               $  (2,144,299)     $ (1,973,143)
      Class II ($0.47 and $0.54 per share, respectively)                 (3,409,144)       (3,755,199)
Net realized gain:
      Class I ($2.72 and $1.68 per share, respectively)                 (10,906,421)       (5,031,484)
      Class II ($2.72 and $1.68 per share, respectively)                (19,142,823)      (11,346,160)
                                                                      -------------      ------------
         Total distributions to shareowners                           $ (35,602,687)     $(22,105,986)
                                                                      -------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                     $  24,561,164      $ 79,498,595
Reinvestment of distributions                                            35,602,687        22,105,986
Cost of shares repurchased                                              (85,252,015)      (40,615,809)
                                                                      -------------      ------------
      Net increase (decrease) in net assets resulting from
         Portfolio share transactions                                 $ (25,088,164)     $ 60,988,772
                                                                      -------------      ------------
      Net increase (decrease) in net assets                           $  (8,760,220)     $ 92,079,993
NET ASSETS:
Beginning of year                                                     $ 361,931,870      $269,851,877
                                                                      -------------      ------------
End of year                                                           $ 353,171,650      $361,931,870
                                                                      =============      ============
Undistributed net investment income                                   $   3,410,442      $  2,851,393
                                                                      =============      ============

                                    Year Ended     Year Ended   Year Ended      Year Ended
                                     12/31/17       12/31/17     12/31/16*       12/31/16*
                                      Shares         Amount       Shares          Amount
CLASS I
Shares sold                          210,432      $  6,628,505   1,563,413   $ 48,448,065
Reinvestment of distributions        436,482        13,050,720     241,860      7,004,627
Less shares repurchased           (1,628,439)      (51,909,565)   (592,256)   (17,205,605)
                                  ----------      ------------   ---------   ------------
   Net increase (decrease)          (981,525)     $(32,230,340)  1,213,017   $ 38,247,087
                                  ==========      ============   =========   ============
CLASS II
Shares sold                          563,150      $ 17,932,659   1,069,273   $ 31,050,530
Reinvestment of distributions        749,625        22,551,967     519,294     15,101,359
Less shares repurchased           (1,051,989)      (33,342,450)   (801,940)   (23,410,204)
                                  ----------      ------------   ---------   ------------
   Net increase                      260,786      $  7,142,176     786,627   $ 22,741,685
                                  ==========      ============   =========   ============

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended   Year Ended   Year Ended    Year Ended  Year Ended
                                                                    12/31/17     12/31/16*    12/31/15*     12/31/14*   12/31/13
Class I
Net asset value, beginning of period                               $  31.25     $  28.18     $  29.70      $ 27.04      $ 21.48
                                                                   --------     --------     --------      -------      --------
Increase (decrease) from investment operations:
    Net investment income (loss)                                   $   0.60(a)  $   0.67(a)  $   0.63(a)   $  0.92      $  0.64
    Net realized and unrealized gain (loss) on investments             3.91         4.69        (0.47)        2.58         5.55
                                                                   --------     --------     --------      -------      -------
       Net increase (decrease) from investment operations          $   4.51     $   5.36     $   0.16      $  3.50      $  6.19
                                                                   --------     --------     --------      -------      -------
Distribution to shareowners:
    Net investment income                                          $  (0.55)    $  (0.61)    $  (0.58)     $ (0.84)     $ (0.63)
    Net realized gain                                                 (2.72)       (1.68)       (1.10)          --           --
                                                                   --------     --------     --------      -------      -------
Total distributions                                                $  (3.27)    $  (2.29)    $  (1.68)     $ (0.84)     $ (0.63)
                                                                   --------     --------     --------      -------      -------
       Net increase (decrease) in net asset value                  $   1.24     $   3.07     $  (1.52)     $  2.66      $  5.56
                                                                   --------     --------     --------      -------      -------
Net asset value, end of period                                     $  32.49     $  31.25     $  28.18      $ 29.70      $ 27.04
                                                                   ========     ========     ========      =======      =======
Total return (b)                                                      15.46%       19.80%(c)     0.50%(d)    13.07%       29.10%
Ratios of net expenses to average net assets (e)                       0.71%        0.72%        0.72%        0.72%        0.72%
Ratio of net investment income (loss) to average net assets            1.90%        2.31%        2.18%        3.10%        2.47%
Portfolio turnover rate                                                  33%          37%          51%          38%          22%
Net assets, end of period (in thousands)                           $105,198     $131,825     $ 84,694      $97,610      $96,986

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.76%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.42%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended     Year Ended    Year Ended   Year Ended
                                                               12/31/17     12/31/16*     12/31/15*      12/31/14*    12/31/13
Class II
Net asset value, beginning of period                           $  31.43     $  28.33      $   29.87      $  27.20     $   21.60
                                                               --------     --------      ---------      --------     ---------
Increase (decrease) from investment operations:
    Net investment income (loss)                               $   0.52(a)  $   0.60(a)   $    0.57(a)   $   0.78     $    0.49
    Net realized and unrealized gain (loss) on investments         3.94         4.72          (0.49)         2.66          5.68
                                                               --------     --------      ---------      --------     ---------
       Net increase (decrease) from investment operations      $   4.46     $   5.32      $    0.08      $   3.44     $    6.17
                                                               --------     --------      ---------      --------     ---------
Distribution to shareowners:
    Net investment income                                      $  (0.47)    $  (0.54)     $   (0.52)     $  (0.77)    $   (0.57)
    Net realized gain                                             (2.72)       (1.68)         (1.10)           --            --
                                                               --------     --------      ---------      --------     ---------
Total distributions                                            $  (3.19)    $  (2.22)     $   (1.62)     $  (0.77)    $   (0.57)
                                                               --------     --------      ---------      --------     ---------
Net increase (decrease) in net asset value                     $   1.27     $   3.10      $   (1.54)     $   2.67     $    5.60
                                                               --------     --------      ---------      --------     ---------
Net asset value, end of period                                 $  32.70     $  31.43      $   28.33      $  29.87     $   27.20
                                                               ========     ========      =========      ========     =========
Total return (b)                                                  15.18%       19.53%(c)       0.22%(d)     12.77%        28.83%
Ratios of net expenses to average net assets(e)                    0.97%        0.96%          0.97%         0.97%         0.97%
Ratio of net investment income (loss) to average net assets        1.65%        2.07%          1.95%         2.84%         2.23%
Portfolio turnover rate                                              33%          37%            51%           38%           22%
Net assets, end of period (in thousands)                       $247,973     $230,107      $ 185,158      $162,865     $ 134,979

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.49%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.18%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

      The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealer or using third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2017, the Portfolio reclassified $179,533 to decrease undistributed net investment income, $246,056 to increase accumulated net realized gain on investments, and $66,523 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the result of operations.

     The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                                          2017           2016
--------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                $  5,680,536   $   5,728,342
     Long-term capital gain                           29,922,151      16,377,644
                                                    ------------   -------------
       Total distributions                          $ 35,602,687   $  22,105,986
                                                    ============   =============

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

--------------------------------------------------------------------------------
                                                                       2017
--------------------------------------------------------------------------------
     Distributable Earnings:
     Undistributed long-term capital gain                          $ 25,881,177
     Undistributed ordinary income                                      345,699
     Net unrealized appreciation                                     86,555,361
                                                                   ------------
       Total                                                       $112,782,237
                                                                   ============

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax basis adjustment on partnerships, REITs and common stocks.

D.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

     Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended December 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $32,219 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2017.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown in the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $8,517 in distribution fees payable to the Distributor at December 31, 2017.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Equity Income VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended December 31, 2013 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
February 14, 2018

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to December 31, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, whollyowned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Amundi Pioneer Asset Management, Inc.                       The portfolio's Trustees and officers are listed below,
                                                            together with their principal occupations and other
Custodian and Sub-Administrator                             directorships they have held during at least the past five
Brown Brothers Harriman & Co.                               years. Trustees who are interested persons of the portfolios within the meaning of the 1940 Act are referred to as
Independent Registered Public Accounting Firm               Interested Trustees. Trustees who are not interested persons
Ernst & Young LLP                                           of the portfolio are referred to as Independent Trustees.
                                                            Each of the Trustees serves as a Trustee of each of the 44
Principal Underwriter                                       U.S. registered investment portfolios for which Amundi
Amundi Pioneer Distributor, Inc.                            Pioneer serves as investment adviser (the "Pioneer Funds").
                                                            The address for all Trustees and all officers of the
Legal Counsel                                               portfolios is 60 State Street, Boston, Massachusetts 02109.
Morgan, Lewis & Bockius LLP
                                                            The Statement of Additional Information of the Portfolio
Shareowner Services and Transfer Agent                      includes additional information about the Trustees and is
DST Asset Manager Solutions, Inc.                           available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (67)         Trustee since 2006. Serves     Private investor (2004 - 2008 and 2013   Director, Broadridge Financial
Chairman of the Board and    until a successor trustee is   - present); Chairman (2008 - 2013) and   Solutions, Inc. (investor
Trustee                      elected or earlier retirement  Chief Executive Officer (2008 - 2012),   communications and securities
                             or removal.                    Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)           Trustee since 2005. Serves     Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                      until a successor trustee is   Advisors (corporate advisory services    Trust (publicly-traded mortgage
                             elected or earlier retirement  company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                             or removal.                    present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and consulting  fund) (2010 - present);
                                                            company) (2010); Executive Vice          Director of Oxford Analytica,
                                                            President and Chief Financial Officer,   Inc. (2008 - present); and
                                                            I-trax, Inc. (publicly traded health     Director of Enterprise
                                                            care services company) (2004 - 2007);    Community Investment, Inc.
                                                            and Executive Vice President and Chief   (privately-held affordable
                                                            Financial Officer, Pedestal Inc.         housing finance company) (1985
                                                            (internet-based mortgage trading         - 2010)
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); Executive, The World Bank (1979
                                                            - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008. Serves     William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      until a successor trustee is   Political Economy, Harvard University    Funds Investment Trust and
                             elected or earlier retirement  (1972 - present)                         Mellon Institutional Funds
                             or removal.                                                             Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (70)    Trustee since 2000. Serves     Founding Director, Vice-President and    None
Trustee                      until a successor trustee is   Corporate Secretary, The Winthrop
                             elected or earlier retirement  Group, Inc. (consulting firm) (1982 -
                             or removal.                    present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            present); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017. (Advisory  Chief Investment Officer, 1199 SEIU      None
Trustee                      Trustee from 2014 - 2017)      Funds (healthcare workers union pension
                             Serves until a successor       funds) (2001 - present); Vice President
                             trustee is elected or earlier  - International Investments Group,
                             retirement or removal.         American International Group, Inc.
                                                            (insurance company) (1993 - 2001); Vice
                                                            President, Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd.
                                                            (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 1995. Serves     President and Chief Executive Officer,   Director of New America High
Trustee                      until a successor trustee is   Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                             elected or earlier retirement  banking firm) (1981 - present)           investment company) (2004 -
                             or removal.                                                             present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014. Serves     Consultant (investment company           None
Trustee                      until a successor trustee is   services) (2012 - present); Executive
                             elected or earlier retirement  Vice President, BNY Mellon (financial
                             or removal.                    and investment company services) (1969
                                                            - 2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon
                                                            Overseas Investment Corp. (financial
                                                            services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (55)*          Trustee since 2017. Serves     Chair, Director, CEO and President of    None
Trustee, President and Chief until a successor trustee is   Amundi Pioneer Asset Management USA,
Executive Officer            elected or earlier retirement  Inc. (since September 2014); Chair,
                             or removal                     Director and CEO of Amundi Pioneer
                                                            Asset Management, Inc. (since September
                                                            2014); Chair, Director and CEO of
                                                            Amundi Pioneer Distributor, Inc. (since
                                                            September 2014); Chair, Director, CEO
                                                            and President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Managing
                                                            Director, Morgan Stanley Investment
                                                            Management (2010 - 2013); Director of
                                                            Institutional Business, CEO of
                                                            International, Eaton Vance Management
                                                            (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014. Serves     Director and Executive Vice President    None
Trustee                      until a successor trustee is   (since 2008) and Chief Investment
                             elected or earlier retirement  Officer, U.S. (since 2010) of Amundi
                             or removal                     Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the portfolio's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J. Kelley (53)   Since 2003. Serves at the      Vice President and Associate General     None
Secretary and Chief          discretion of the Board        Counsel of Amundi Pioneer since January
Legal Officer                                               2008; Secretary and Chief Legal Officer
                                                            of all of the Pioneer Funds since June
                                                            2010; Assistant Secretary of all of the
                                                            Pioneer Funds from September 2003 to
                                                            May 2010; Vice President and Senior
                                                            Counsel of Amundi Pioneer from July
                                                            2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at the      Fund Governance Director of Amundi       None
Assistant Secretary          discretion of the Board        Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION         TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST            LENGTH OF SERVICE            PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (55)              Since 2010. Serves at the    Senior Counsel of Amundi Pioneer since   None
Assistant Secretary            discretion of the Board      May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010;
                                                            Counsel of Amundi Pioneer from June
                                                            2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves at the    Vice President - Fund Treasury of        None
Treasurer and Chief Financial  discretion of the Board      Amundi Pioneer; Treasurer of all of the
and Accounting Officer                                      Pioneer Funds since March 2008; Deputy
                                                            Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)          Since 2000. Serves at the    Director - Fund Treasury of Amundi       None
Assistant Treasurer            discretion of the Board      Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)             Since 2002. Serves at the    Fund Accounting Manager - Fund Treasury  None
Assistant Treasurer            discretion of the Board      of Amundi Pioneer; and Assistant
                                                            Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves at the    Fund Administration Manager - Fund       None
Assistant Treasurer            discretion of the Board      Treasury of Amundi Pioneer since
                                                            November 2008; Assistant Treasurer of
                                                            all of the Pioneer Funds since January
                                                            2009; Client Service Manager -
                                                            Institutional Investor Services at
                                                            State Street Bank from March 2003 to
                                                            March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves at the    Chief Compliance Officer of Amundi       None
Chief Compliance Officer       discretion of the Board      Pioneer and of all the Pioneer Funds
                                                            since March 2010; Chief Compliance
                                                            Officer of Amundi Pioneer Institutional
                                                            Asset Management, Inc. since January
                                                            2012; Chief Compliance Officer of
                                                            Vanderbilt Capital Advisors, LLC since
                                                            July 2012: Director of Adviser and
                                                            Portfolio Compliance at Amundi Pioneer
                                                            since October 2005; Senior Compliance
                                                            Officer for Columbia Management
                                                            Advisers, Inc. from October 2003 to
                                                            October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)           Since 2006. Serves at the    Director - Transfer Agency Compliance    None
Anti-Money Laundering Officer  discretion of the Board      of Amundi Pioneer and Anti-Money
                                                            Laundering Officer of all the Pioneer
                                                            Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                      This page is for your notes.

                      This page is for your notes.

                      This page is for your notes.

                      This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number
(1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18648-12-0218

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT


                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Fund VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        11

  Notes to Financial Statements                                               16

  Report of Independent Registered Public Accounting Firm                     20

  Additional Information                                                      21

  Trustees, Officers and Service Providers                                    22

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/17
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of total long-term holdings)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     27.3%
Financials                                                                 16.9%
Health Care                                                                11.7%
Industrials                                                                11.5%
Consumer Discretionary                                                      9.8%
Consumer Staples                                                            6.2%
Energy                                                                      5.4%
Materials                                                                   4.7%
Telecommunication Services                                                  3.0%
Utilities                                                                   1.8%
Real Estate                                                                 1.7%

5 Largest Holdings
(As a percentage of total long-term holdings)*

1. Alphabet, Inc., Class A                                                 5.81%
--------------------------------------------------------------------------------
2. Microsoft Corp.                                                         5.01
--------------------------------------------------------------------------------
3. JPMorgan Chase & Co.                                                    4.72
--------------------------------------------------------------------------------
4. Apple, Inc.                                                             4.62
--------------------------------------------------------------------------------
5. Lowe's Cos., Inc.                                                       3.86
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/17
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                       12/31/17             12/31/16
  Class I                                       $ 18.29              $ 17.72
  Class II                                      $ 18.35              $ 17.78

                                      Net
Distributions per Share               Investment    Short-Term     Long-Term
(1/1/17 - 12/31/17)                   Income        Capital Gains  Capital Gains
  Class I                             $ 0.2146      $ --           $ 2.7429
  Class II                            $ 0.1719      $ --           $ 2.7429

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor's 500 Index (the S&P
500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                  Pioneer Fund          Pioneer Fund
                           VCT                   VCT
                     Portfolio             Portfolio            S&P 500
Date                   Class I              Class II              Index
12/07                  $10,000               $10,000            $10,000
12/08                  $ 6,573               $ 6,558            $ 6,300
12/09                  $ 8,230               $ 8,192            $ 7,968
12/10                  $ 9,549               $ 9,480            $ 9,168
12/11                  $ 9,138               $ 9,049            $ 9,361
12/12                  $10,073               $ 9,949            $10,859
12/13                  $13,426               $13,231            $14,377
12/14                  $14,908               $14,657            $16,345
12/15                  $14,899               $14,603            $16,571
12/16                  $16,361               $16,007            $18,553
12/17                  $19,914               $19,425            $22,603

The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2017)

--------------------------------------------------------------------------------
                                     Class I   Class II    S&P 500 Index
--------------------------------------------------------------------------------
10 Years                               7.13%      6.87%            8.49%
5 Years                               14.60%     14.32%           15.78%
1 Year                                21.72%     21.36%           21.82%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2017 through December 31, 2017.

Share Class                                          I              II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/17                $1,000.00        $1,000.00
Ending Account Value on 12/31/17                 $1,162.00        $1,159.90
Expenses Paid During Period*                     $    4.20        $    5.55

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.77% and 1.02% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2017 through December 31, 2017.

Share Class                                        I                       II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/17             $1,000.00               $1,000.00
Ending Account Value on 12/31/17              $1,021.32               $1,020.06
Expenses Paid During Period*                  $    3.92               $    5.19

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.77% and 1.02% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, Jeff Kripke and John A. Carey discuss the market environment during the 12-month period ended December 31, 2017, and Pioneer Fund VCT Portfolio's performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio, along with Mr. Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2017?

A: Pioneer Fund VCT Portfolio's Class I shares returned 21.72% at net asset value during the 12-month period ended December 31, 2017, and Class II shares returned 21.36%, while the Portfolio's benchmark, the Standard and Poor's 500 Index (the S&P 500), returned 21.82%. During the same period, the average return of the 184 variable portfolios in Lipper's Large-Cap Core Underlying Funds category was 20.71%.

     In managing the Portfolio, we typically strive to take on less risk than its peers, which at times has held back benchmark-relative performance. However, this "lower-risk" strategy can also result in strong risk-adjusted returns, which was the case over the 12-month period ended December 31, 2017.

Q: How would you describe the market environment for equities during the 12-month period ended December 31, 2017?

A: The 12-month period was a strong one for the domestic equity market, with very positive returns driven by improved business and consumer confidence levels as well as strong corporate earnings, which showed solid year-over-year gains in each quarter of the period. The Portfolio's benchmark, the S&P 500, a measure of broader, large-cap domestic stocks, returned 21.82% for the 12-month period.

     Although the U.S. Federal Reserve (the Fed) increased the discount rate multiple times during the 12-month period, interest rates continued to be very low by historical standards, and some investors have cheered what appears to be a "Goldilocks" environment, in which the U.S. has a reasonable level of economic growth combined with contained inflation measures (that is, not too hot and not too cold).

     Meanwhile, U.S. gross domestic product (GDP) accelerated during the period, with the second and third calendar quarters of 2017 showing an annualized growth rate above 3%. Signs of economic strength outside the U.S. -- particularly in Europe -- were another factor supporting equity market returns, thus setting up a scenario of synchronized global economic growth, which has not been seen for quite some time.

     Within the S&P 500, most sectors turned in robust, or at least solid performance over the 12-month period, with nine of the 11 sectors returning 11% or better. The top performers were information technology, up nearly 39%, materials, up 24%, followed by consumer discretionary, financials, health care, and industrials, all of which returned between 21% and 23% for the period. The two worst performers, and the only two sectors to finish the fiscal year in negative territory, were telecommunication services and energy.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Q: Which of your investment decisions contributed positively to the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2017, and which investments or strategies detracted from relative returns?

A: The Portfolio's benchmark-relative performance benefited most from an overweight to the strong-performing information technology sector during the period, as well as stock selection results in consumer discretionary and industrials. The main detractor from benchmark-relative returns was stock selection, particularly in consumer staples, energy, health care, and information technology.

     We overweighted the Portfolio to information technology because we like the growth prospects and innovation in the sector, particularly the expansion of cloud and artificial intelligence capabilities and their integration into several areas of the economy, such as self-driving cars and other developments. Many of the companies we like in the sector have solid financials (good balance sheets), and we believe the potential effects of tax reform in the U.S., especially the repatriation of foreign assets, can create other opportunities for these companies to grow.

     As for individual holdings, in consumer discretionary, positions in Lowe's and Scripps Networks Interactive were the biggest contributors to the Portfolio's benchmark-relative returns within the sector. Lowe's has benefited from the comeback of the U.S. housing industry -- and the home improvement industry along with it. With low unemployment and rising wages, consumers have more money in their pockets and home improvement spending, along with travel, is their number two priority (behind savings). This has created a very good supply/demand dynamic for Lowe's. The company's valuation is attractive, as worries about Amazon's entry into certain areas of the consumer market has suppressed the prices of some stocks. We believe Lowe's has an opportunity to improve operating margins and, if not catch up to Home Depot in the home improvement field, at least close the gap between the two main franchises. (Home Depot is also a Portfolio holding, though a much smaller position than Lowe's). Media firm Scripps Networks Interactive outperformed during the period due to the company's receiving a takeover bid from Discovery Communications.

     In industrials, railroad CSX was the top contributor (in the sector) to the Portfolio's relative performance over the 12-month period. As a cyclical play based on an improving U.S. economy, railroads have been one of our investment themes for a while. CSX's shares rallied in the wake of the hiring of Hunter Harrison, who has a successful track record running other railroad firms, as the company's new CEO. CSX is also levered to the improving domestic economy, which contributed to its solid performance during the period. We felt the run-up in CSX's stock price reflected most of the potential gains that Mr. Harrison could unlock as CEO by improving the company's operations, and so we exited the Fund's position before the end of the period.

     Other positions that contributed positively to the Portfolio's benchmark-relative performance during the period included Alphabet and Lam Research, from the information technology sector. Alphabet is an example of the kind of technology company we want to own. Alphabet continues to thrive with its

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17                             (continued)
--------------------------------------------------------------------------------

     Google search platform, has a good cash situation, and has room to grow further because of its cloud and artificial intelligence initiatives. The stock also trades at a reasonable valuation. Lam Research benefited from a strong overall environment for semiconductors. We trimmed the Portfolio's position during the period in favor of greater exposure to Analog Devices, which we think has better growth prospects.

     Individual positions that detracted from the Portfolio's benchmark-relative performance during the 12-month period included Schlumberger (energy), AT&T (telecommunication services), Kraft-Heinz (consumer staples), and Goldman Sachs (financials). In addition, not owning Amazon was actually the second-largest detractor from the Portfolio's relative returns during the period. Amazon's high valuation makes it a hard stock for us to hold in the Portfolio. Also, while Amazon is a very good company, it faces longer-term challenges such as new competitors as well as an over-indexing to technology. The company's returns on capital could also come under pressure due to its recent acquisition of Whole Foods and other investments it has made to enter new, highly competitive markets.

     A position in oilfield-services firm Schlumberger was the biggest overall detractor from the Portfolio's benchmark-relative performance during the period. A deeply cyclical stock, Schlumberger struggled due to the low oil price environment that was prevalent throughout most of the fiscal year. Oilfield-services companies in general were affected by low oil prices as energy firms began spending less on services. The company took longer to bounce back than we expected, and so we eliminated the position, while adding Halliburton, which we believe may do better in the burgeoning North American onshore recovery.

     Stock selection results in consumer staples were a negative factor in the Portfolio's benchmark-relative performance during the period, as the Portfolio was overweight to some of the worst-performing parts of the sector, including food companies such as Kraft-Heinz. Some of the best-performing areas of the sector were alcohol and tobacco, but we have always strived to avoid holding such stocks in our Portfolio.

     AT&T's stock underperformed due to concerns over the delay of its pending acquisition of Time Warner, and over increased wireless competition. We still like the company, though, as we are positive on the Time Warner deal, which we believe will be completed sometime in 2018, and we also feel AT&T still has one of the better wireless businesses in the industry. Finally, we sold the Portfolio's underperforming Goldman Sachs position before period-end, as the company hasn't executed its business plan as well as we had hoped, and hasn't built up other business areas, such as wealth management.

Q. Did you make any notable additions to the Portfolio during the 12-month period ended December 31, 2017, and how is the Portfolios currently positioned?

A. As part of our cyclical overweighting of the Portfolio to materials, we initiated a position in Southern Copper during the period. We believe demand for copper will expand along with the global economy, not only in the home building/home improvement areas, but also as more sophisticated electronics make their way into more and more new automobiles.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     Currently, the Portfolio is positioned for an environment of cyclical, synchronized global growth, as we believe the economic expansion will benefit many of the Portfolio's holdings. Aside from materials, the Portfolio's main overweights relative to the S&P 500 as of December 31, 2017, are in financials and information technology. Artificial intelligence, the cloud, and the "internet of things" are among our biggest investment themes, as companies in other sectors, not just information technology, make use of these innovations. Moreover, many large-cap value companies have the ability to fund these innovations and implement them, which we believe can lead to increased business opportunities along with better cost controls.

     The main underweights in the Portfolio relative to the S&P 500 are in consumer discretionary and health care. Health care companies, and particularly pharmaceutical firms, remain under pricing pressure as generic drugs are coming to the market faster and faster these days. We also believe one of the next items on the agenda for Washington lawmakers could be containing health care costs, which creates longer-term uncertainty for the sector.

Q. Did you invest the Portfolio in any derivatives during the 12-month period ended December 31, 2017?

A.   No. We did not invest in any derivatives during the period.

Q.   What is your outlook as we enter a new calendar and fiscal year?

A. As we look ahead to 2018, we believe conditions for the U.S. stock market are favorable. Economic growth continues to improve and stock valuations, while high from a historical perspective, are not excessive, in our view. We do think that corporate earnings growth will be key to further stock market gains, as monetary policy (that is, rising interest rates) looks to be a headwind over the intermediate term. We also believe the fiscal policies in Washington can foster a positive business environment as well as more hiring and increased wages. Those factors, we feel, may offset any negatives presented by higher valuations and higher interest rates.

     As noted previously, artificial intelligence, the cloud, and the internet of things are among our major investment themes heading into 2018, and we believe the Portfolio is well positioned to take advantage of the powerful changes that are being driven by those technological advancements.

Please refer to the Schedule of Investments on pages 8 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17
--------------------------------------------------------------------------------

     Shares                                                                Value
               UNAFFILIATED ISSUERS - 100.3%
               COMMON STOCKS - 99.3% of Net Assets
               Banks - 7.7%
               Diversified Banks - 7.7%
     46,500    Citigroup, Inc.                                    $    3,460,065
     50,000    JPMorgan Chase & Co.                                    5,347,000
                                                                  --------------
               Total Banks                                        $    8,807,065
                                                                  --------------
               Capital Goods - 3.3%
               Aerospace & Defense - 1.2%
      7,250    Raytheon Co.                                       $    1,361,913
                                                                  --------------
               Industrial Conglomerates - 1.3%
      9,800    Honeywell International, Inc.                      $    1,502,928
                                                                  --------------
               Industrial Machinery - 0.8%
     10,150    Lincoln Electric Holdings, Inc.                    $      929,537
                                                                  --------------
               Total Capital Goods                                $    3,794,378
                                                                  --------------
               Commercial Services &
               Supplies - 2.7%
               Environmental & Facilities
               Services - 2.7%
     35,700    Waste Management, Inc.                             $    3,080,910
                                                                  --------------
               Total Commercial Services &
               Supplies                                           $    3,080,910
                                                                  --------------
               Consumer Services - 2.4%
               Restaurants - 2.4%
     33,100    Yum! Brands, Inc.                                  $    2,701,291
                                                                  --------------
               Total Consumer Services                            $    2,701,291
                                                                  --------------
               Diversified Financials - 7.9%
               Asset Management &
               Custody Banks - 3.0%
      4,900    BlackRock, Inc., Class A                           $    2,517,179
     25,700    Invesco, Ltd.                                             939,078
                                                                  --------------
                                                                  $    3,456,257
                                                                  --------------
               Multi-Sector Holdings - 3.4%
     19,300(a) Berkshire Hathaway, Inc., Class B                  $    3,825,646
                                                                  --------------
               Specialized Finance - 1.5%
     11,700    CME Group, Inc., Class A                           $    1,708,785
                                                                  --------------
               Total Diversified Financials                       $    8,990,688
                                                                  --------------
               Energy - 5.4%
               Integrated Oil & Gas - 1.4%
     29,100    TOTAL SA (A.D.R.)                                  $    1,608,648
                                                                  --------------
               Oil & Gas Equipment &
               Services - 0.7%
     15,500    Halliburton Co.                                    $      757,485
                                                                  --------------
               Oil & Gas Exploration &
               Production - 3.3%
     34,900    EOG Resources, Inc.                                $    3,766,059
                                                                  --------------
               Total Energy                                       $    6,132,192
                                                                  --------------
               Food, Beverage &
               Tobacco - 6.2%
               Packaged Foods & Meats - 4.1%
     14,800    Kraft Heinz Co.                                    $    1,150,848
     11,700    McCormick & Co., Inc.                                   1,192,347
     53,500    Mondelez International, Inc., Class A                   2,289,800
                                                                  --------------
                                                                  $    4,632,995
                                                                  --------------
               Soft Drinks - 2.1%
     20,300    PepsiCo, Inc.                                      $    2,434,376
                                                                  --------------
               Total Food, Beverage &
               Tobacco                                            $    7,067,371
                                                                  --------------
               Health Care Equipment &
               Services - 5.0%
               Health Care Equipment - 1.6%
     23,100    Medtronic Plc                                      $    1,865,325
                                                                  --------------
               Managed Health Care - 3.4%
     17,400    UnitedHealth Group, Inc.                           $    3,836,004
                                                                  --------------
               Total Health Care Equipment &
               Services                                           $    5,701,329
                                                                  --------------
               Materials - 4.7%
               Diversified Chemicals - 0.7%
     11,700    DowDuPont, Inc.                                    $      833,274
                                                                  --------------
               Diversified Metals &
               Mining - 1.5%
     35,000    Southern Copper Corp.                              $    1,660,750
                                                                  --------------
               Specialty Chemicals - 1.8%
     17,900    PPG Industries, Inc.                               $    2,091,078
                                                                  --------------
               Steel - 0.7%
     12,200    Nucor Corp.                                        $      775,676
                                                                  --------------
               Total Materials                                    $    5,360,778
                                                                  --------------
               Media - 0.9%
               Movies & Entertainment - 0.9%
     10,700    Time Warner, Inc.                                  $      978,729
                                                                  --------------
               Total Media                                        $      978,729
                                                                  --------------
               Multi-Line Insurance - 1.2%
               Multi-line Insurance - 1.2%
     24,200    Hartford Financial Services Group, Inc.            $    1,361,976
                                                                  --------------
               Total Multi-line Insurance                         $    1,361,976
                                                                  --------------
               Pharmaceuticals, Biotechnology
               & Life Sciences - 6.6%
               Biotechnology - 1.9%
      9,100    Amgen, Inc.                                        $    1,582,490
      9,000    Gilead Sciences, Inc.                                     644,760
                                                                  --------------
                                                                  $    2,227,250
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     Shares                                                                Value
               Pharmaceuticals - 4.7%
     26,000    Bristol-Myers Squibb Co.                           $    1,593,280
     12,900    Eli Lilly & Co.                                         1,089,534
     38,700    Merck & Co., Inc.                                       2,177,649
     13,900    Pfizer, Inc.                                              503,458
                                                                  --------------
                                                                  $    5,363,921
                                                                  --------------
               Total Pharmaceuticals,
               Biotechnology & Life Sciences                      $    7,591,171
                                                                  --------------
               Real Estate - 1.7%
               Specialized REIT - 1.7%
     17,500    Crown Castle International Corp.                   $    1,942,675
                                                                  --------------
               Total Real Estate                                  $    1,942,675
                                                                  --------------
               Retailing - 6.5%
               Home Improvement Retail - 6.5%
     16,100    Home Depot, Inc.                                   $    3,051,433
     47,100    Lowe's Cos., Inc.                                       4,377,474
                                                                  --------------
               Total Retailing                                    $    7,428,907
                                                                  --------------
               Semiconductors &
               Semiconductor Equipment - 3.2%
               Semiconductor Equipment - 0.8%
      4,700    Lam Research Corp.                                 $      865,129
                                                                  --------------
               Semiconductors - 2.4%
     31,100    Analog Devices, Inc.                               $    2,768,833
                                                                  --------------
               Total Semiconductors &
               Semiconductor Equipment                            $    3,633,962
                                                                  --------------
               Software & Services - 16.7%
               Data Processing & Outsourced
               Services - 2.0%
     14,700    Mastercard, Inc., Class A                          $    2,224,992
                                                                  --------------
               Internet Software &
               Services - 8.2%
      6,250(a) Alphabet, Inc., Class A                            $    6,583,750
     21,300(a) eBay, Inc.                                                803,862
     11,300(a) Facebook, Inc., Class A                                 1,993,998
                                                                  --------------
                                                                  $    9,381,610
                                                                  --------------
               Systems Software - 6.5%
     66,400    Microsoft Corp.                                    $    5,679,856
     37,500    Oracle Corp.                                            1,773,000
                                                                  --------------
                                                                  $    7,452,856
                                                                  --------------
               Total Software & Services                          $   19,059,458
                                                                  --------------
               Technology Hardware &
               Equipment - 7.1%
               Communications
               Equipment - 2.5%
     73,800    Cisco Systems, Inc.                                $    2,826,540
                                                                  --------------
               Computer Storage &
               Peripherals - 4.6%
     30,950    Apple, Inc.                                        $    5,237,668
                                                                  --------------
               Total Technology Hardware &
               Equipment                                          $    8,064,208
                                                                  --------------
               Telecommunication
               Services - 2.9%
               Integrated Telecommunication
               Services - 2.9%
     86,200    AT&T, Inc.                                         $    3,351,456
                                                                  --------------
               Total Telecommunication
               Services                                           $    3,351,456
                                                                  --------------
               Transportation - 5.4%
               Air Freight & Logistics - 2.9%
     13,200    FedEx Corp.                                        $    3,293,928
                                                                  --------------
               Railroads - 2.5%
     27,200    Kansas City Southern                               $    2,861,984
                                                                  --------------
               Total Transportation                               $    6,155,912
                                                                  --------------
               Utilities - 1.8%
               Electric Utilities - 1.8%
     28,100    American Electric Power Co., Inc.                  $    2,067,317
                                                                  --------------
               Total Utilities                                    $    2,067,317
                                                                  --------------
               TOTAL COMMON STOCKS
               (Cost $82,469,418)                                 $  113,271,773
                                                                  ==============

      Principal
         Amount
         USD ($)
               U.S. GOVERNMENT AND
               AGENCY OBLIGATIONS - 1.0% of
               Net Assets
    700,000(b) U.S. Treasury Bills, 1/11/18                       $      699,794
    500,000(b) U.S. Treasury Bills, 1/4/18                               499,968
                                                                  --------------
                                                                  $    1,199,762
                                                                  --------------
               TOTAL U.S. GOVERNMENT AND
               AGENCY OBLIGATIONS
               (Cost $1,199,737)                                  $    1,199,762
                                                                  --------------
               TOTAL INVESTMENTS IN
               UNAFFILIATED ISSUERS - 100.3%
               (Cost $83,669,155)                                 $  114,471,535
                                                                  --------------
               OTHER ASSETS AND
               LIABILITIES - (0.3)%                               $     (355,927)
                                                                  --------------
               NET ASSETS - 100.0%                                $  114,115,608
                                                                  ==============

(A.D.R.) American Depositary Receipts.

REIT     Real Estate Investment Trust.

(a)      Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2017, aggregated $79,810,349 and $127,604,073, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2017, the Portfolio did not engage in cross trade activity.

At December 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $83,892,788 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost             $31,123,245

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value                (544,498)
                                                                     -----------
      Net unrealized appreciation                                    $30,578,747
                                                                     ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2017, in valuing the Portfolio's investments.

                             Level 1          Level 2     Level 3      Total
Common Stocks             $113,271,773     $        --    $   --    $113,271,773
U.S. Government and
   Agency Obligations               --       1,199,762        --       1,199,762
                          ------------     -----------    ------    ------------
Total Investments in
   Securities             $113,271,773     $ 1,199,762    $   --    $114,471,535
                          ============     ===========    ======    ============

During the year ended December 31, 2017, there were no transfers between Levels 1, 2 and 3.

    The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/17
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $83,669,155)  $114,471,535
  Cash                                                                    59,096
  Receivables --
     Investment securities sold                                           17,714
     Portfolio shares sold                                                70,122
     Dividends                                                           174,687
     Other assets                                                             50
                                                                    ------------
         Total assets                                               $114,793,204
                                                                    ------------
LIABILITIES:
   Payables --
     Investment securities purchased                                $    608,869
     Portfolio shares repurchased                                          9,615
     Trustees' fees                                                          119
   Professional fees                                                      35,956
   Due to affiliates                                                      10,877
   Accrued expenses                                                       12,160
                                                                    ------------
         Total liabilities                                          $    677,596
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $ 57,213,957
  Undistributed net investment income                                     60,962
  Accumulated net realized gain on investments                        26,038,141
  Net unrealized appreciation on investments                          30,802,548
                                                                    ------------
        Net assets                                                  $114,115,608
                                                                    ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $101,055,980/5,525,123 shares)                 $      18.29
                                                                    ============
   Class II (based on $13,059,628/711,589 shares)                   $      18.35
                                                                    ============

  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/17

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes withheld $834)  $ 2,652,361
  Interest from unaffiliated issuers                                              7,084
                                                                            -----------
     Total investment income                                                               $ 2,659,445
                                                                                           -----------

EXPENSES:
  Management fees                                                           $   898,091
  Administrative expense                                                         56,951
  Distribution fees
     Class II                                                                    37,284
  Custodian fees                                                                 19,290
  Professional fees                                                              45,116
  Printing expense                                                               28,236
  Trustees' fees                                                                  7,376
  Miscellaneous                                                                   5,623
                                                                            -----------
     Total expenses                                                                        $ 1,097,967
                                                                                           -----------
         Net investment income                                                             $ 1,561,478
                                                                                           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
    Investments in unaffiliated issuers                                                    $26,263,095
                                                                                           -----------
  Change in net unrealized appreciation (depreciation) on:
    Investments in unaffiliated issuers                                     $  (722,329)
    Other assets and liabilities denominated in foreign currencies                  373    $  (721,956)
                                                                            -----------    -----------
  Net realized and unrealized gain (loss) on investments                                   $25,541,139
                                                                                           -----------
  Net increase in net assets resulting from operations                                     $27,102,617
                                                                                           ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          Year Ended      Year Ended
                                                                                           12/31/17        12/31/16*
FROM OPERATIONS:
Net investment income (loss)                                                            $   1,561,478   $   1,772,642
Net realized gain (loss) on investments                                                    26,263,095      19,733,255
Change in net unrealized appreciation (depreciation) on investments                          (721,956)     (8,741,665)
                                                                                        -------------   -------------
     Net increase in net assets resulting from operations                               $  27,102,617   $  12,764,232
                                                                                        -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.21 and $0.24 per share, respectively)                                    $  (1,372,403)  $  (1,603,281)
   Class II ($0.17 and $0.19 per share, respectively)                                        (135,090)       (159,488)
Net realized gain:
   Class I ($2.74 and $3.49 per share, respectively)                                    $ (17,550,211)  $ (21,164,881)
   Class II ($2.74 and $3.49 per share, respectively)                                      (2,200,509)     (2,759,666)
                                                                                        -------------   -------------
     Total distributions to shareowners                                                 $ (21,258,213)  $ (25,687,316)
                                                                                        -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                       $   6,316,964   $   6,481,868
Reinvestment of distributions                                                              21,258,213      25,687,316
Cost of shares repurchased                                                                (56,258,835)    (25,528,460)
                                                                                        -------------   -------------
     Net increase (decrease) in net assets resulting from Portfolio share transactions  $ (28,683,658)  $   6,640,724
                                                                                        -------------   -------------
     Net decrease in net assets                                                         $ (22,839,254)  $  (6,282,360)
NET ASSETS:
Beginning of year                                                                       $ 136,954,862   $ 143,237,222
                                                                                        -------------   -------------
End of year                                                                             $ 114,115,608   $ 136,954,862
                                                                                        =============   =============
Undistributed net investment income                                                     $      60,962   $      25,649
                                                                                        =============   =============

                                              Year Ended          Year Ended          Year Ended        Year Ended
                                               12/31/17            12/31/17            12/31/16*         12/31/16*
                                                Shares              Amount              Shares            Amount
CLASS I
Shares sold                                      195,245        $   3,527,869            188,095       $  3,440,429
Reinvestment of distributions                  1,136,926           18,922,615          1,353,142         22,768,162
Less shares repurchased                       (2,668,991)         (48,341,740)        (1,152,416)       (20,997,296)
                                              ----------        -------------         ----------       ------------
Net increase (decrease)                       (1,336,820)       $ (25,891,256)           388,821       $  5,211,295
                                              ==========        =============         ==========       ============
CLASS II
Shares sold                                      151,097        $   2,789,095            162,343       $  3,041,439
Reinvestment of distributions                    139,945            2,335,598            173,218          2,919,154
Less shares repurchased                         (441,667)          (7,917,095)          (252,463)        (4,531,164)
                                              ----------        -------------        -----------       ------------
Net increase (decrease)                         (150,625)       $  (2,792,402)            83,098       $  1,429,429
                                              ==========        =============         ==========       ============

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended   Year Ended   Year Ended     Year Ended  Year Ended
                                                              12/31/17     12/31/16*    12/31/15*      12/31/14*   12/31/13
Class I
Net asset value, beginning of period                          $  17.72     $  19.75     $  26.84       $  26.25    $  20.90
                                                              --------     --------     --------       --------    --------
Increase (decrease) from investment operations:
    Net investment income (loss)                              $   0.21(a)  $   0.24(a)  $   0.25(a)    $   0.18    $   0.31
    Net realized and unrealized gain (loss) on investments        3.31         1.46        (0.07)          2.63        6.42
                                                              --------     --------     --------       --------    --------
       Net increase (decrease) from investment operations     $   3.52     $   1.70     $   0.18       $   2.81    $   6.73
                                                              --------     --------     --------       --------    --------
Distribution to shareowners:
    Net investment income                                     $  (0.21)    $  (0.24)    $  (0.26)      $  (0.32)   $  (0.30)
    Net realized gain                                            (2.74)       (3.49)       (7.01)         (1.90)      (1.08)
                                                              --------     --------     --------       --------    --------
Total distributions                                           $  (2.95)    $  (3.73)    $  (7.27)      $  (2.22)   $  (1.38)
                                                              --------     --------     --------       --------    --------
Net increase (decrease) in net asset value                    $   0.57     $  (2.03)    $  (7.09)      $   0.59    $   5.35
                                                              --------     --------     --------       --------    --------
Net asset value, end of period                                $  18.29     $  17.72     $  19.75       $  26.84    $  26.25
                                                              ========     =========    ========       ========    ========
Total return (b)                                                 21.72%        9.81%       (0.06)%(c)     11.03%      33.28%
Ratios of net expenses to average net assets (d)                  0.77%        0.75%        0.75%          0.74%       0.72%
Ratio of net investment income (loss) to average net assets       1.16%        1.32%        1.09%          1.15%       1.27%
Portfolio turnover rate                                             59%          60%          49%            25%          7%
Net assets, end of period (in thousands)                      $101,056     $121,626     $127,818       $151,325    $194,609

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.21)%.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                                                             Year Ended   Year Ended  Year Ended   Year Ended   Year Ended
                                                              12/31/17     12/31/16*   12/31/15*    12/31/14*    12/31/13
Class II
Net asset value, beginning of period                          $ 17.78      $ 19.79     $ 26.89       $ 26.28     $ 20.92
                                                              -------      -------     -------       -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                              $  0.16(a)   $  0.19(a)  $  0.19(a)    $  0.82     $  0.25
    Net realized and unrealized gain (loss) on investments       3.32         1.48       (0.09)         1.93        6.43
                                                              -------      -------     -------       -------     -------
       Net increase (decrease) from investment operations     $  3.48      $  1.67     $  0.10       $  2.75     $  6.68
                                                              -------      -------     -------       -------     -------
Distribution to shareowners:
    Net investment income                                     $ (0.17)     $ (0.19)    $ (0.19)      $ (0.24)    $ (0.24)
    Net realized gain                                           (2.74)       (3.49)      (7.01)        (1.90)      (1.08)
                                                              -------      -------     -------       -------     -------
Total distributions                                           $ (2.91)     $ (3.68)    $ (7.20)      $ (2.14)    $ (1.32)
                                                              -------      -------     -------       -------     -------
Net increase (decrease) in net asset value                    $  0.57      $ (2.01)    $ (7.10)      $  0.61     $  5.36
                                                              -------      -------     -------       -------     -------
Net asset value, end of period                                $ 18.35        17.78     $ 19.79       $ 26.89     $ 26.28
                                                              =======      =======     =======       =======     =======
Total return (b)                                                21.36%        9.62%      (0.37)%(c)    10.78%      32.98%
Ratios of net expenses to average net assets (d)                 1.02%        1.00%       1.01%         0.99%       0.98%
Ratio of net investment income (loss) to average net assets      0.91%        1.07%       0.84%         0.89%       1.01%
Portfolio turnover rate                                            59%          60%         49%           25%          7%
Net assets, end of period (in thousands)                      $13,060      $15,328     $15,420       $19,180     $21,563

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.52)%.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads,

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealer or using third party insurance industry model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2017, the Portfolio reclassified $18,672 to decrease undistributed net investment income and $18,672 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

     ---------------------------------------------------------------------------
                                                            2017        2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                   $ 1,507,493   $ 1,762,769
     Long-term capital gain                             19,750,720    23,924,547
                                                       -----------   -----------
       Total                                           $21,258,213   $25,687,316
                                                       ===========   ===========

     The following shows the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2017.

     ---------------------------------------------------------------------------
                                                                        2017
     ---------------------------------------------------------------------------
     Distributable Earnings (Accumulated Losses):
     Undistributed long-term capital gain                            $21,958,377
     Undistributed ordinary income                                     4,364,359
     Net unrealized appreciation                                      30,578,915
                                                                     -----------
      Total                                                          $56,901,651
                                                                     ===========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,429 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2017.

3. Transfer Agent

DST Asset Management Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub- transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $448 in distribution fees payable to the Distributor at December 31, 2017.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Fund VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Fund VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended December 31, 2013 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
February 14, 2018

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Amundi Pioneer Asset Management, Inc.                       The portfolio's Trustees and officers are listed below,
                                                            together with their principal occupations and other
Custodian and Sub-Administrator                             directorships they have held during at least the past five
Brown Brothers Harriman & Co.                               years. Trustees who are interested persons of the portfolios within the meaning of the 1940 Act are referred to as
Independent Registered Public Accounting Firm               Interested Trustees. Trustees who are not interested persons
Ernst & Young LLP                                           of the portfolio are referred to as Independent Trustees.
                                                            Each of the Trustees serves as a Trustee of each of the 44
Principal Underwriter                                       U.S. registered investment portfolios for which Amundi
Amundi Pioneer Distributor, Inc.                            Pioneer serves as investment adviser (the "Pioneer Funds").
                                                            The address for all Trustees and all officers of the
Legal Counsel                                               portfolios is 60 State Street, Boston, Massachusetts 02109.
Morgan, Lewis & Bockius LLP
                                                            The Statement of Additional Information of the Portfolio
Shareowner Services and Transfer Agent                      includes additional information about the Trustees and is
DST Asset Manager Solutions, Inc.                           available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (67)         Trustee since 2006. Serves     Private investor (2004 - 2008 and 2013   Director, Broadridge Financial
Chairman of the Board and    until a successor trustee is   - present); Chairman (2008 - 2013) and   Solutions, Inc. (investor
Trustee                      elected or earlier retirement  Chief Executive Officer (2008 - 2012),   communications and securities
                             or removal.                    Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)           Trustee since 2005. Serves     Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                      until a successor trustee is   Advisors (corporate advisory services    Trust (publicly-traded mortgage
                             elected or earlier retirement  company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                             or removal.                    present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and consulting  fund) (2010 - present);
                                                            company) (2010); Executive Vice          Director of Oxford Analytica,
                                                            President and Chief Financial Officer,   Inc. (2008 - present); and
                                                            I-trax, Inc. (publicly traded health     Director of Enterprise
                                                            care services company) (2004 - 2007);    Community Investment, Inc.
                                                            and Executive Vice President and Chief   (privately-held affordable
                                                            Financial Officer, Pedestal Inc.         housing finance company) (1985
                                                            (internet-based mortgage trading         - 2010)
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); Executive, The World Bank (1979
                                                            - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008. Serves     William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      until a successor trustee is   Political Economy, Harvard University    Funds Investment Trust and
                             elected or earlier retirement  (1972 - present)                         Mellon Institutional Funds
                             or removal.                                                             Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (70)    Trustee since 2000. Serves     Founding Director, Vice-President and    None
Trustee                      until a successor trustee is   Corporate Secretary, The Winthrop
                             elected or earlier retirement  Group, Inc. (consulting firm) (1982 -
                             or removal.                    present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            present); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017. (Advisory  Chief Investment Officer, 1199 SEIU      None
Trustee                      Trustee from 2014 - 2017)      Funds (healthcare workers union pension
                             Serves until a successor       funds) (2001 - present); Vice President
                             trustee is elected or earlier  - International Investments Group,
                             retirement or removal.         American International Group, Inc.
                                                            (insurance company) (1993 - 2001); Vice
                                                            President, Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd.
                                                            (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 1995. Serves     President and Chief Executive Officer,   Director of New America High
Trustee                      until a successor trustee is   Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                             elected or earlier retirement  banking firm) (1981 - present)           investment company) (2004 -
                             or removal.                                                             present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014. Serves     Consultant (investment company           None
Trustee                      until a successor trustee is   services) (2012 - present); Executive
                             elected or earlier retirement  Vice President, BNY Mellon (financial
                             or removal.                    and investment company services) (1969
                                                            - 2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon
                                                            Overseas Investment Corp. (financial
                                                            services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (55)*          Trustee since 2017. Serves     Chair, Director, CEO and President of    None
Trustee, President and Chief until a successor trustee is   Amundi Pioneer Asset Management USA,
Executive Officer            elected or earlier retirement  Inc. (since September 2014); Chair,
                             or removal                     Director and CEO of Amundi Pioneer
                                                            Asset Management, Inc. (since September
                                                            2014); Chair, Director and CEO of
                                                            Amundi Pioneer Distributor, Inc. (since
                                                            September 2014); Chair, Director, CEO
                                                            and President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Managing
                                                            Director, Morgan Stanley Investment
                                                            Management (2010 - 2013); Director of
                                                            Institutional Business, CEO of
                                                            International, Eaton Vance Management
                                                            (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014. Serves     Director and Executive Vice President    None
Trustee                      until a successor trustee is   (since 2008) and Chief Investment
                             elected or earlier retirement  Officer, U.S. (since 2010) of Amundi
                             or removal                     Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the portfolio's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J. Kelley (53)   Since 2003. Serves at the      Vice President and Associate General     None
Secretary and Chief          discretion of the Board        Counsel of Amundi Pioneer since January
Legal Officer                                               2008; Secretary and Chief Legal Officer
                                                            of all of the Pioneer Funds since June
                                                            2010; Assistant Secretary of all of the
                                                            Pioneer Funds from September 2003 to
                                                            May 2010; Vice President and Senior
                                                            Counsel of Amundi Pioneer from July
                                                            2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at the      Fund Governance Director of Amundi       None
Assistant Secretary          discretion of the Board        Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION         TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST            LENGTH OF SERVICE            PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (55)              Since 2010. Serves at the    Senior Counsel of Amundi Pioneer since   None
Assistant Secretary            discretion of the Board      May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010;
                                                            Counsel of Amundi Pioneer from June
                                                            2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves at the    Vice President - Fund Treasury of        None
Treasurer and Chief Financial  discretion of the Board      Amundi Pioneer; Treasurer of all of the
and Accounting Officer                                      Pioneer Funds since March 2008; Deputy
                                                            Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)          Since 2000. Serves at the    Director - Fund Treasury of Amundi       None
Assistant Treasurer            discretion of the Board      Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)             Since 2002. Serves at the    Fund Accounting Manager - Fund Treasury  None
Assistant Treasurer            discretion of the Board      of Amundi Pioneer; and Assistant
                                                            Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves at the    Fund Administration Manager - Fund       None
Assistant Treasurer            discretion of the Board      Treasury of Amundi Pioneer since
                                                            November 2008; Assistant Treasurer of
                                                            all of the Pioneer Funds since January
                                                            2009; Client Service Manager -
                                                            Institutional Investor Services at
                                                            State Street Bank from March 2003 to
                                                            March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves at the    Chief Compliance Officer of Amundi       None
Chief Compliance Officer       discretion of the Board      Pioneer and of all the Pioneer Funds
                                                            since March 2010; Chief Compliance
                                                            Officer of Amundi Pioneer Institutional
                                                            Asset Management, Inc. since January
                                                            2012; Chief Compliance Officer of
                                                            Vanderbilt Capital Advisors, LLC since
                                                            July 2012: Director of Adviser and
                                                            Portfolio Compliance at Amundi Pioneer
                                                            since October 2005; Senior Compliance
                                                            Officer for Columbia Management
                                                            Advisers, Inc. from October 2003 to
                                                            October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)           Since 2006. Serves at the    Director - Transfer Agency Compliance    None
Anti-Money Laundering Officer  discretion of the Board      of Amundi Pioneer and Anti-Money
                                                            Laundering Officer of all the Pioneer
                                                            Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18649-12-0218

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        27

  Notes to Financial Statements                                               32

  Report of Independent Registered Public Accounting Firm                     40

  Additional Information                                                      41

  Trustees, Officers, and Service Providers                                   42

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/17
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            78.0%
Convertible Corporate Bonds                                                 8.3%
U.S. Government and Agency Obligations                                      4.1%
Common Stocks                                                               3.8%
Closed-End Fund                                                             2.1%
Senior Secured Floating Rate Loan Interests                                 1.8%
Convertible Preferred Stocks                                                1.0%
Collateralized Mortgage Obligations                                         0.8%
Preferred Stock                                                             0.1%
Rights/Warrants                                                             0.0%+

* Includes investments in Insurance-Linked Securities totaling 0.1% of total investment portfolio.

+    Amount rounds to less than 0.1%.

5 Largest Holdings
(As a percentage of long-term holdings)**

--------------------------------------------------------------------------------
   1. U.S. Treasury Bills, 1/11/18                                         4.07%
--------------------------------------------------------------------------------
   2. Pioneer ILS Interval Fund (l)                                        2.15
--------------------------------------------------------------------------------
   3. Valeant Pharmaceuticals
      International, Inc.,
      5.875%, 5/15/23 (144A)                                               1.72
--------------------------------------------------------------------------------
   4. Sprint Corp., 7.125%, 6/15/24                                        1.21
--------------------------------------------------------------------------------
   5. Crown Cork & Seal Co., Inc.,
      7.375%, 12/15/26                                                     1.12
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

(l)  Affiliated fund managed by Amundi Pioneer Asset Management, Inc.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/17
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                         12/31/17          12/31/16
    Class I                                        $9.53             $9.31
    Class II                                       $9.45             $9.23

                            Net
Distributions per Share     Investment       Short-Term         Long-Term
(1/1/17 - 12/31/17)         Income           Capital Gains      Capital Gains
    Class I                 $0.4340          $      -           $     -
    Class II                $0.4072          $      -           $     -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

              Pioneer High Yield VCT   Pioneer High Yield VCT   ICE BofA ML US High   ICE BofA ML All-Convertibles
              Portfolio Class I        Portfolio Class II       Yield Index           Speculative Quality Index
12/07         $10,000                  $10,000                  $10,000               $10,000
12/08         $ 6,457                  $ 6,437                  $ 7,361               $ 5,425
12/09         $10,363                  $10,300                  $11,595               $ 9,887
12/10         $12,233                  $12,120                  $13,356               $11,911
12/11         $12,028                  $11,872                  $13,941               $11,093
12/12         $13,962                  $13,739                  $16,114               $12,967
12/13         $15,648                  $15,364                  $17,309               $15,937
12/14         $15,662                  $15,319                  $17,742               $16,958
12/15         $15,047                  $14,672                  $16,919               $15,250
12/16         $17,206                  $16,710                  $19,877               $17,893
12/17         $18,435                  $17,860                  $21,365               $20,449

The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2017)

--------------------------------------------------------------------------------
                                                     ICE             ICE BofA ML
                                                 BofA ML        All-Convertibles
                                               U.S. High             Speculative
                 Class I     Class II        Yield Index           Quality Index
--------------------------------------------------------------------------------
10 Years           6.31%        5.97%              7.89%                   7.42%
5 Years            5.72%        5.39%              5.80%                   9.54%
1 Year             7.14%        6.89%              7.48%                  14.29%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2017 through December 31, 2017.

Share Class                                        I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/17              $1,000.00          $1,000.00
Ending Account Value on 12/31/17               $1,022.13          $1,020.82
Expenses Paid During Period*                   $    4.64          $    5.91

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.91% and 1.16% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2017 through December 31, 2017.

Share Class                                            I                II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/17                 $1,000.00        $1,000.00
Ending Account Value on 12/31/17                  $1,020.62        $1,019.36
Expenses Paid During Period*                      $    4.63        $    5.90

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.91% and 1.16% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, portfolio managers Tracy Wright, Andrew Feltus, and Matthew Shulkin discusses the factors that affected the performance of Pioneer High Yield VCT Portfolio during the 12-month period ended December 31, 2017. Ms. Wright, lead manager of the Portfolio, is a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"). Mr. Feltus is Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, and Mr. Shulkin is a vice president and an associate portfolio manager at Amundi Pioneer. Together, they are responsible for the day-to-day management of the Portfolio. (Note: Mr. Shulkin became a manager on the portfolio effective October 1, 2017.)

Q:   How did the Portfolio perform during the 12 months ended December 31, 2017?

A: Pioneer High Yield VCT Portfolio's Class I shares returned 7.14% at net asset value during the 12-month period ended December 31, 2017, and Class II shares returned 6.89%. During the same period, the Portfolio's benchmarks, the ICE Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index, returned 7.48% and 14.29%, respectively, while the average return of the 107 variable portfolios in Lipper's High Yield Underlying Funds category was 6.49%.

Q: Could you please describe the market environment for high yield bonds during the 12-month period ended December 31, 2017?

A: High-yield bonds in aggregate provided stronger-than-expected returns over the 12-month period ended December 31, 2017. Heading into 2017, most market strategists predicted a "coupon" type of return for the asset class. However, high-yield securities actually experienced solid price appreciation as riskier assets rallied, allowing for the asset class to outperform expectations.

     As 2017 began, financial markets appeared to continue to anticipate higher levels of both economic growth and inflation, as it was speculated that Republican control of the White House as well as both houses of Congress would lead to the passage of legislation aimed at stimulating the U.S. economy. In fact, Treasury yields bumped higher and credit spreads trended narrower for most of January and February. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

     On the heels of data suggesting a significant strengthening of employment conditions, the Federal Reserve (the Fed) implemented a modest 0.25% increase in short-term interest rates at its mid-March 2017 meeting, its third such action since December of 2015. While markets were caught somewhat off-guard in the run-up to the rate increase, the move ultimately came to be interpreted as a confirmation of a positive outlook for economic growth. However, the Fed's rate hike, coupled with lower oil prices and a heavy new-issue calendar, led the high-yield market to show a slight negative return for March.

     As March drew to a close, Congress failed to come to terms on a plan to replace the Affordable Care Act. The failure to move forward on a key element of President Trump's campaign platform raised uncertainty about the passage of other initiatives, such as tax reform and increased infrastructure spending. That led to some minor volatility in the credit-sensitive sectors, including high yield. However, credit sentiment quickly stabilized and high-yield spreads returned to a tightening trend through April and May.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     As the year progressed, investor sentiment on the credit-oriented areas of the bond market continued to be supported by generally positive economic data. Despite indications that inflation was running below its 2% target, the Fed implemented its second rate hike of the year in June, increasing the federal funds target range by another 0.25%, to between 1.00% and 1.25%. With few signs of inflationary pressure evident, despite improvements in the labor market, the Fed remained on hold with regard to interest rates at its next two meetings. In September, however, the Fed announced that it would begin the gradual tapering of its mortgage-backed security (MBS) and Treasury holdings in October of 2017. The plan to reduce the Fed's balance sheet had been extensively foreshadowed, though, and so the market's reaction to the announcement of the actual launch date was muted.

     High-yield price action would experience some periods of choppiness over the final few months of the year, notably due to acts of terrorism globally in August and concerns over the tax reform plan being debated by Congress in November and December, which was finally passed and signed into law in late December. However, continued robust corporate earnings, a positive macroeconomic backdrop, and the Fed's largely restrained approach to hiking rates lent support to investor sentiment. As a result, despite some pockets of volatility, performance in the high-yield market remained positive over the latter portion of the Portfolio's fiscal year.

Q: Can you discuss which of your investment strategies or individual Portfolio positions either contributed to or detracted from benchmark-relative returns during the 12-month period ended December 31, 2017?

A: We continued to hold non-benchmark allocations to equities and convertible bonds in the Portfolio, with a focus on sectors not well represented within high-yield bonds, or where we had seen better valuations than those available within the high-yield market. Against a backdrop of optimism over the economy, those non-benchmark positions had a positive impact on the Portfolio's relative results over the 12 months. Within convertibles, contributions to performance were led by the Portfolio's holdings in the basic industry and health care sectors. In terms of individual names, the convertible bonds of wire and cable manufacturer General Cable contributed strongly to the Portfolio's performance, as the company announced an agreement to be acquired. Within equities, holdings in the health care and financials sectors contributed positively to results, led by Portfolio positions in a pair of managed care providers, Aetna and Cigna. An overweight Portfolio position in the perpetual preferred securities of the Royal Bank of Scotland also contributed to benchmark-relative performance, as the company was upgraded to investment-grade status during the period.

     Detractors from the Portfolio's benchmark-relative returns included an out-of-benchmark allocation to floating-rate bank loans, as the asset class lagged the performance of the high-yield market during the period. A position in event-linked securities, which are sponsored by insurance companies looking to transfer some of the risk of having to pay claims after a natural disaster, also detracted from the Portfolio's relative returns. Event-linked securities, especially so-called "catastrophe bonds," have been a valuable source of diversification* and incremental income in the Portfolio for a number of years. However, catastrophe bonds struggled late in the period in the wake of an active Atlantic hurricane season as well as other natural disasters, including

*    Diversification does not assure a profit nor protect against loss.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

     an earthquake in Mexico and severe California wildfires, all of which generated significant insurance claims. We continue to view modest tactical exposure to out-of-benchmark market segments, including loans and catastrophe bonds, as helping to improve the Portfolio's long-term total return profile.

     In terms of industry weightings within the high-yield market, a below-benchmark position in the retail sector aided the Portfolio's benchmark-relative performance, as the segment was the biggest laggard during the period due to investor concerns over secular changes in consumer spending trends. An underweighting of media issues also benefited benchmark-relative returns.

     With regard to security selection, within the Portfolio's core allocation to high-yield bonds, the strongest positive results came from the health care, media, banking, and gaming/leisure market segments. Conversely, security selection results detracted from the Portfolio's benchmark-relative performance within the telecommunication services and retail sectors. With regard to individual positions within high yield, our decision to add exposure to Valeant Pharmaceuticals after a severe sell-off led to positive contributions to the Portfolio's benchmark-relative performance, as the company's efforts to sell assets and pay down its debt eventually supported bond prices. A Portfolio position in the debt of gambling products company Scientific Games International was another positive contributor, as a change in management led to restructuring initiatives and meaningfully improved the company's operating results. By contrast, holdings of the debt of cable, internet, and telephone company Frontier Communications and of retailer PetSmart negatively affected the Portfolio's benchmark-relative performance during the period.

     From the perspective of quality, the Portfolio's relative performance was constrained by its below-benchmark exposure to lower-quality, CCC-rated and distressed issues, as that area of the market outperformed over the 12-month period, given the "risk-on" nature of the market. The segment benefits the most in a market with a low default outlook.

Q: Can you discuss the factors that affected the Portfolio's income-generation (or yield), either positively or negatively, during the 12-month period ended December 31, 2017?

A: The Portfolio's income generation and yield provided to shareholders was relatively stable over the 12 months. While the Portfolio's positions in convertible securities and common stocks resulted in a lower yield as compared with a portfolio composed entirely of high-yield bonds, we view those non-benchmark allocations as helping to improve the Portfolio's total return profile.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Q: What role did derivatives play in the Portfolio's investment process and results during the 12-month period ended December 31, 2017?

A: We utilized credit default swap indices in order to maintain the desired level of Portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and to help meet any unanticipated shareholder redemptions. The derivatives strategy had a neutral impact on the Portfolio's performance during the period.

Q:   What is your assessment of the current climate for fixed-income investing?

A: The default rate for high-yield bonds remains well below historical averages, and we maintain a constructive outlook with respect to the U.S. economy as well as overall corporate credit fundamentals. Strong corporate earnings and the record pace of debt refinancing have enabled an extension of the credit cycle.

     That said, valuations of so-called risk assets are high, and the current economic cycle is likely closer to its end than to its beginning. As a result, we are seeking to be cautious in assuming risk within high yield, and generally are moving the Portfolio up in quality with our new purchases. Along the same lines, we have been selectively trimming the Portfolio's exposures to equities and convertibles.

     The Fed is expected to continue gradually increasing rates, and the tapering of its bond portfolio will also inevitably lead to some tightening of credit conditions. However, the expectation continues to be that the Fed's hiking cycle as well as its balance-sheet reductions will be gradual and measured in nature. In any event, the high-yield market is less interest-rate sensitive than other fixed-income market segments.

     We have been evaluating the impact of the recent tax reform legislation on various sectors and companies, and are repositioning the Portfolio accordingly. Overall, lower tax rates should have a positive impact on high yield as an asset class. However, the scaling back of interest deductibility will negatively affect high-yield issuers with more leverage on their balance sheets. Looking ahead, we believe any positive movement in Washington on an infrastructure bill has the potential to boost market sentiment.

     We view the overall composition of the high-yield market as healthy, with an improving quality profile across a range of industries. While high-yield valuations are somewhat extended, we believe overall conditions remain supportive of the asset class, and believe the Portfolio is positioned accordingly.

Please refer to the Schedule of Investments on pages 8 to 26 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17
--------------------------------------------------------------------------------

    Principal
       Amount
        USD($)                                                                                                               Value
                        UNAFFILIATED ISSUERS - 96.4%
                        CONVERTIBLE CORPORATE BONDS - 8.2% of Net Assets
                        Capital Goods - 0.7%
                        Aerospace & Defense - 0.2%
       95,000           KeyW Holding Corp., 2.5%, 7/15/19                                                              $    86,688
                                                                                                                       -----------
                        Construction & Engineering - 0.5%
      205,000           Dycom Industries, Inc., 0.75%, 9/15/21                                                         $   267,269
                                                                                                                       -----------
                        Total Capital Goods                                                                            $   353,957
                                                                                                                       -----------
                        Consumer Durables & Apparel - 0.5%
                        Homebuilding - 0.5%
      200,000           KB Home, 1.375%, 2/1/19                                                                        $   244,750
                                                                                                                       -----------
                        Total Consumer Durables & Apparel                                                              $   244,750
                                                                                                                       -----------
                        Energy - 0.5%
                        Oil & Gas Equipment & Services - 0.1%
       85,000           SEACOR Holdings, Inc., 3.0%, 11/15/28                                                          $    80,272
                                                                                                                       -----------
                        Oil & Gas Exploration & Production - 0.4%
      100,000           Ascent Capital Group, Inc., 4.0%, 7/15/20                                                      $    78,437
      150,000           Whiting Petroleum Corp., 1.25%, 4/1/20                                                             138,000
                                                                                                                       $   216,437
                                                                                                                       -----------
                        Total Energy                                                                                   $   296,709
                                                                                                                       -----------
                        Health Care Equipment & Services - 1.3%
                        Health Care Equipment - 0.8%
      100,000           NuVasive, Inc., 2.25%, 3/15/21                                                                 $   117,250
      295,000           Wright Medical Group, Inc., 2.0%, 2/15/20                                                          302,559
                                                                                                                       -----------
                                                                                                                       $   419,809
                                                                                                                       -----------
                        Health Care Supplies - 0.5%
       85,000           Endologix, Inc., 2.25%, 12/15/18                                                               $    81,387
      135,000           Endologix, Inc., 3.25%, 11/1/20                                                                    122,428
       45,000           Quidel Corp., 3.25%, 12/15/20                                                                       67,866
                                                                                                                       -----------
                                                                                                                       $   271,681
                                                                                                                       -----------
                        Total Health Care Equipment & Services                                                         $   691,490
                                                                                                                       -----------
                        Media - 0.3%
                        Cable & Satellite - 0.3%
      178,000           DISH Network Corp., 2.375%, 3/15/24 (144A)                                                     $   170,991
                                                                                                                       -----------
                        Total Media                                                                                    $   170,991
                                                                                                                       -----------
                        Pharmaceuticals, Biotechnology & Life Sciences - 1.4%
                        Biotechnology - 0.2%
      108,000           BioMarin Pharmaceutical, Inc., 0.599%, 8/1/24                                                  $   107,595
                                                                                                                       -----------
                        Pharmaceuticals - 1.2%
      215,000           Innoviva, Inc., 2.125%, 1/15/23                                                                $   212,581
      200,000           Jazz Investments I, Ltd., 1.875%, 8/15/21                                                          200,375
      115,000           Medicines Co., 2.5%, 1/15/22                                                                       120,966
       95,000           Medicines Co., 2.75%, 7/15/23                                                                       86,866
                                                                                                                       -----------
                                                                                                                       $   620,788
                                                                                                                       -----------
                        Total Pharmaceuticals, Biotechnology & Life Sciences                                           $   728,383
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
        USD($)                                                                                                               Value
                        Retailing - 0.4%
                        Internet Retail - 0.4%
       70,000           Ctrip.com International, Ltd., 1.25%, 9/15/22                                                  $    71,487
      150,000           Shutterfly, Inc., 0.25%, 5/15/18                                                                   149,250
                                                                                                                       -----------
                        Total Retailing                                                                                $   220,737
                                                                                                                       -----------
                        Semiconductors & Semiconductor Equipment - 1.0%
                        Semiconductor Equipment - 0.0%+
       26,000           Teradyne, Inc., 1.25%, 12/15/23                                                                $    37,099
                                                                                                                       -----------
                        Semiconductors - 1.0%
      100,000           Microchip Technology, Inc., 1.625%, 2/15/27 (144A)                                             $   117,188
      110,000           ON Semiconductor Corp., 1.0%, 12/1/20                                                              140,388
      145,000           ON Semiconductor Corp., 1.625%, 10/15/23 (144A)                                                    178,622
       50,000           Silicon Laboratories, Inc., 1.375%, 3/1/22 (144A)                                                   57,531
       65,000           Synaptics, Inc., 0.5%, 6/15/22 (144A)                                                               59,963
                                                                                                                       -----------
                                                                                                                       $   553,692
                                                                                                                       -----------
                        Total Semiconductors & Semiconductor Equipment                                                 $   590,791
                                                                                                                       -----------
                        Software & Services - 1.4%
                        Application Software - 0.6%
       75,000           Citrix Systems, Inc., 0.5%, 4/15/19                                                            $    96,984
      100,000           Nuance Communications, Inc., 1.0%, 12/15/35                                                         95,438
      125,000           Synchronoss Technologies, Inc., 0.75%, 8/15/19                                                     112,109
                                                                                                                       -----------
                                                                                                                       $   304,531
                                                                                                                       -----------
                        Data Processing & Outsourced Services - 0.3%
      190,000           Cardtronics, Inc., 1.0%, 12/1/20                                                               $   168,506
                                                                                                                       -----------
                        Internet Software & Services - 0.3%
       65,000(a)        Akamai Technologies, Inc., 2/15/19                                                             $    65,406
       85,000           Zillow Group, Inc., 2.0%, 12/1/21                                                                   92,650
                                                                                                                       -----------
                                                                                                                       $   158,056
                                                                                                                       -----------
                        Systems Software - 0.2%
       30,000           FireEye, Inc., 1.0%, 6/1/35                                                                    $    28,012
       30,000           FireEye, Inc., 1.625%, 6/1/35                                                                       27,413
       55,000           Nice Systems, Inc., 1.25%, 1/15/24 (144A)                                                           67,753
                                                                                                                       -----------
                                                                                                                       $   123,178
                                                                                                                       -----------
                        Total Software & Services                                                                      $   754,271
                                                                                                                       -----------
                        Technology Hardware & Equipment - 0.5%
                        Communications Equipment - 0.5%
      290,000           Finisar Corp., 0.5%, 12/15/33                                                                  $   292,175
                                                                                                                       -----------
                        Total Technology Hardware & Equipment                                                          $   292,175
                                                                                                                       -----------
                        Telecommunication Services - 0.1%
                        Wireless Telecommunication Services - 0.1%
       39,000           Air Transport Services Group, Inc., 1.125%, 10/15/24 (144A)                                    $    40,267
                                                                                                                       -----------
                        Total Telecommunication Services                                                               $    40,267
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
        USD($)                                                                                                               Value
                        Transportation - 0.1%
                        Airport Services - 0.1%
       65,000           Macquarie Infrastructure Corp., 2.0%, 10/1/23                                                  $    62,075
                                                                                                                       -----------
                        Total Transportation                                                                           $    62,075
                                                                                                                       -----------
                        TOTAL CONVERTIBLE CORPORATE BONDS
                        (Cost $4,236,359)                                                                              $ 4,446,596
                                                                                                                       -----------

       Shares
                        PREFERRED STOCK - 0.2% of Net Assets
                        Diversified Financials - 0.2%
                        Consumer Finance - 0.2%
        2,821(b)        GMAC Capital Trust I, 7.201% (3 Month USD LIBOR + 579 bps), 2/15/40                            $    73,205
                                                                                                                       -----------
                        Total Diversified Financials                                                                   $    73,205
                                                                                                                       -----------
                        TOTAL PREFERRED STOCK
                        (Cost $66,924)                                                                                 $    73,205
                                                                                                                       -----------
                        CONVERTIBLE PREFERRED STOCKS - 1.0% of Net Assets
                        Banks - 0.9%
                        Diversified Banks - 0.9%
          225(c)        Bank of America Corp., 7.25%                                                                   $   296,775
          155(c)        Wells Fargo & Co., 7.5%                                                                            203,048
                                                                                                                       -----------
                        Total Banks                                                                                    $   499,823
                                                                                                                       -----------
                        Health Care Equipment & Services - 0.0%+
                        Health Care Services - 0.0%+
           28+(c)(d)(e) BioScrip, Inc.                                                                                 $     2,741
                                                                                                                       -----------
                        Total Health Care Equipment & Services                                                         $     2,741
                                                                                                                       -----------
                        Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
                        Pharmaceuticals - 0.1%
           75           Allergan Plc, 5.5%, 3/1/18                                                                     $    43,969
                                                                                                                       -----------
                        Total Pharmaceuticals, Biotechnology & Life Sciences                                           $    43,969
                                                                                                                       -----------
                        TOTAL CONVERTIBLE PREFERRED STOCKS
                        (Cost $551,264)                                                                                $   546,533
                                                                                                                       -----------
                        COMMON STOCKS - 3.6% of Net Assets
                        Automobiles & Components - 0.2%
                        Automobile Manufacturers - 0.2%
        8,554           Ford Motor Co.                                                                                 $   106,840
                                                                                                                       -----------
                        Total Automobiles & Components                                                                 $   106,840
                                                                                                                       -----------
                        Banks - 0.0%+
                        Diversified Banks - 0.0%+
          172           JPMorgan Chase & Co.                                                                           $    18,394
                                                                                                                       -----------
                        Total Banks                                                                                    $    18,394
                                                                                                                       -----------
                        Consumer Services - 0.2%
                        Restaurants - 0.2%
        2,303           Starbucks Corp.                                                                                $   132,261
                                                                                                                       -----------
                        Total Consumer Services                                                                        $   132,261
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

       Shares                                                                                                                Value
                        Diversified Financials - 0.3%
                        Consumer Finance - 0.3%
        1,402           Capital One Financial Corp.                                                                    $   139,611
                                                                                                                       -----------
                        Total Diversified Financials                                                                   $   139,611
                                                                                                                       -----------
                        Energy - 0.0%+
                        Oil & Gas Exploration & Production - 0.0%+
           43(d)        SilverBow Resources, Inc.                                                                      $     1,278
                                                                                                                       -----------
                        Total Energy                                                                                   $     1,278
                                                                                                                       -----------
                        Health Care Equipment & Services - 0.9%
                        Health Care Services - 0.1%
        9,932(d)        BioScrip, Inc.                                                                                 $    28,902
                                                                                                                       -----------
                        Managed Health Care - 0.8%
        1,506           Aetna, Inc.                                                                                    $   271,667
          833           Cigna Corp.                                                                                        169,174
                                                                                                                       -----------
                                                                                                                       $   440,841
                                                                                                                       -----------
                        Total Health Care Equipment & Services                                                         $   469,743
                                                                                                                       -----------
                        Materials - 0.2%
                        Commodity Chemicals - 0.2%
          973           LyondellBasell Industries NV, Class A                                                          $   107,341
                                                                                                                       -----------
                        Total Materials                                                                                $   107,341
                                                                                                                       -----------
                        Pharmaceuticals, Biotechnology & Life Sciences - 0.6%
                        Biotechnology - 0.5%
        5,864(d)        Emergent BioSolutions, Inc.                                                                    $   272,500
                                                                                                                       -----------
                        Pharmaceuticals - 0.1%
        1,764(d)        Mylan NV                                                                                       $    74,635
                                                                                                                       -----------
                        Total Pharmaceuticals, Biotechnology & Life Sciences                                           $   347,135
                                                                                                                       -----------
                        Real Estate - 0.7%
                        Diversified REIT - 0.7%
       16,675           Forest City Realty Trust, Inc., Class A                                                        $   401,867
                                                                                                                       -----------
                        Total Real Estate                                                                              $   401,867
                                                                                                                       -----------
                        Technology Hardware & Equipment - 0.4%
                        Communications Equipment - 0.1%
        3,630(c)        Avaya Holdings Corp.                                                                           $    63,707
                                                                                                                       -----------
                        Technology Hardware, Storage & Peripherals - 0.3%
        4,098(c)        NCR Corp.                                                                                      $   139,291
                                                                                                                       -----------
                        Total Technology Hardware & Equipment                                                          $   202,998
                                                                                                                       -----------
                        Transportation - 0.1%
                        Diversified Capital Markets - 0.1%
        1,195(c)        United Continental Holdings, Inc.                                                              $    80,543
                                                                                                                       -----------
                        Total Transportation                                                                           $    80,543
                                                                                                                       -----------
                        TOTAL COMMON STOCKS
                        (Cost $1,113,267)                                                                              $ 2,008,011
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio               PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
        USD($)                                                                                                               Value
                        COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8% of Net Assets
                        Banks - 0.8%
                        Thrifts & Mortgage Finance - 0.8%
       24,784           Global Mortgage Securitization, Ltd., Series 2005-A, Class B3, 5.25%, 4/25/32 (144A)           $     5,880
      100,000(f)        JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class D,
                        4.052%, 1/15/46 (144A)                                                                              95,147
      129,000(f)        JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class D, 3.946%, 11/15/47 (144A)      100,341
       68,140(f)        Morgan Stanley Capital I Trust, Series 2007-T25, Class AJ, 5.574%, 11/12/49                         68,736
       50,000(f)        Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class B, 5.865%, 7/15/45                  50,344
      100,000(f)        Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class D, 3.957%, 12/15/47 (144A)           84,552
                                                                                                                       -----------
                        Total Banks                                                                                    $   405,000
                                                                                                                       -----------
                        TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                        (Cost $425,214)                                                                                $   405,000
                                                                                                                       -----------
                        CORPORATE BONDS - 76.8% of Net Assets
                        Automobiles & Components - 1.3%
                        Auto Parts & Equipment - 1.1%
       40,000           Allison Transmission, Inc., 4.75%, 10/1/27 (144A)                                              $    40,250
      135,000           Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (144A)                                          139,388
      107,000           International Automotive Components Group SA, 9.125%, 6/1/18 (144A)                                105,930
      200,000           Nexteer Automotive Group, Ltd., 5.875%, 11/15/21 (144A)                                            208,500
      108,000           TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)                                             115,830
                                                                                                                       -----------
                                                                                                                       $   609,898
                                                                                                                       -----------
                        Automobile Manufacturers - 0.2%
       75,000           Dana Financing Luxembourg S.a.r.l., 5.75%, 4/15/25 (144A)                                      $    79,031
                                                                                                                       -----------
                        Total Automobiles & Components                                                                 $   688,929
                                                                                                                       -----------
                        Banks - 1.1%
                        Diversified Banks - 0.7%
      325,000(c)(f)     Royal Bank of Scotland Group Plc, 8.0% (5 Year USD Swap Rate + 572 bps)                        $   371,719
                                                                                                                       -----------
                        Thrifts & Mortgage Finance - 0.4%
      237,000           Provident Funding Associates LP / PFG Finance Corp., 6.375%, 6/15/25 (144A)                    $   248,850
                                                                                                                       -----------
                        Total Banks                                                                                    $   620,569
                                                                                                                       -----------
                        Capital Goods - 4.8%
                        Aerospace & Defense - 0.5%
      140,000           Engility Corp., 8.875%, 9/1/24                                                                 $   149,625
      100,000           Kratos Defense & Security Solutions, Inc., 6.5%, 11/30/25 (144A)                                   104,000
                                                                                                                       -----------
                                                                                                                       $   253,625
                                                                                                                       -----------
                        Agricultural & Farm Machinery - 0.3%
      145,000           Titan International, Inc., 6.5%, 11/30/23 (144A)                                               $   147,538
                                                                                                                       -----------
                        Building Products - 0.4%
      110,000           Griffon Corp., 5.25%, 3/1/22                                                                   $   111,100
      106,000           USG Corp., 4.875%, 6/1/27 (144A)                                                                   109,874
                                                                                                                       -----------
                                                                                                                       $   220,974
                                                                                                                       -----------
                        Construction & Engineering - 1.9%
      225,000           AECOM, 5.875%, 10/15/24                                                                        $   243,720


   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
        USD($)                                                                                                               Value
                        Construction & Engineering - (continued)
      300,000           Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                                                  $   307,125
      125,000           Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                                                    130,000
      210,000           MasTec, Inc., 4.875%, 3/15/23                                                                      214,200
      130,000           Tutor Perini Corp., 6.875%, 5/1/25 (144A)                                                          139,750
                                                                                                                       -----------
                                                                                                                       $ 1,034,795
                                                                                                                       -----------
                        Electrical Components & Equipment - 0.2%
       85,000           Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25 (144A)                        $    91,375
                                                                                                                       -----------
                        Industrial Conglomerates - 0.4%
      145,000           APTIM Corp., 7.75%, 6/15/25 (144A)                                                             $   138,475
       85,000           Park-Ohio Industries, Inc., 6.625%, 4/15/27                                                         91,588
                                                                                                                       -----------
                                                                                                                       $   230,063
                                                                                                                       -----------
                        Industrial Machinery - 0.4%
      126,000           Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                                                       $   121,275
       50,000           EnPro Industries, Inc., 5.875%, 9/15/22                                                             52,062
       70,000           RBS Global, Inc. / Rexnord LLC, 4.875%, 12/15/25 (144A)                                             70,700
                                                                                                                       -----------
                                                                                                                       $   244,037
                                                                                                                       -----------
                        Trading Companies & Distributors - 0.7%
       25,000           H&E Equipment Services, Inc., 5.625%, 9/1/25 (144A)                                            $    26,125
       18,000           United Rentals North America, Inc., 4.625%, 10/15/25                                                18,135
       18,000           United Rentals North America, Inc., 4.875%, 1/15/28                                                 18,090
      330,000           United Rentals North America, Inc., 5.75%, 11/15/24                                                347,325
                                                                                                                       -----------
                                                                                                                       $   409,675
                                                                                                                       -----------
                        Total Capital Goods                                                                            $ 2,632,082
                                                                                                                       -----------
                        Commercial & Professional Services - 0.3%
                        Diversified Support Services - 0.3%
      150,000           CyrusOne LP / CyrusOne Finance Corp., 5.0%, 3/15/24 (144A)                                     $   155,625
                                                                                                                       -----------
                        Security & Alarm Services - 0.0%+
       10,000           Brink's Co., 4.625%, 10/15/27 (144A)                                                           $     9,800
                                                                                                                       -----------
                        Total Commercial & Professional Services                                                       $   165,425
                                                                                                                       -----------
                        Consumer Durables & Apparel - 5.4%
                        Home Furnishings - 0.5%
      250,000           Tempur Sealy International, Inc., 5.5%, 6/15/26                                                $   256,300
                                                                                                                       -----------
                        Homebuilding - 4.4%
      125,000           Beazer Homes USA, Inc., 5.875%, 10/15/27 (144A)                                                $   125,625
      385,000           Beazer Homes USA, Inc., 6.75%, 3/15/25                                                             405,694
      105,000           CalAtlantic Group, Inc., 5.375%, 10/1/22                                                           112,613
      190,000           KB Home, 7.5%, 9/15/22                                                                             216,125
      175,000           Lennar Corp., 4.5%, 6/15/19                                                                        178,937
      125,000           Lennar Corp., 4.75%, 11/15/22                                                                      131,250
      125,000           Lennar Corp., 4.75%, 11/29/27 (144A)                                                               128,725
      180,000           MDC Holdings, Inc., 5.5%, 1/15/24                                                                  189,900
      130,000           Meritage Homes Corp., 5.125%, 6/6/27                                                               132,275
      325,000           Rialto Holdings LLC / Rialto Corp., 7.0%, 12/1/18 (144A)                                           325,812

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
        USD($)                                                                                                               Value
                        Homebuilding - (continued)
      295,000           Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.875%, 4/15/23 (144A)  $   311,594
      110,000           TRI Pointe Group, Inc., 5.25%, 6/1/27                                                              112,827
                                                                                                                       -----------
                                                                                                                       $ 2,371,377
                                                                                                                       -----------
                        Textiles - 0.5%
      280,000           Springs Industries, Inc., 6.25%, 6/1/21                                                        $   285,600
                                                                                                                       -----------
                        Total Consumer Durables & Apparel                                                              $ 2,913,277
                                                                                                                       -----------
                        Consumer Services - 2.7%
                        Casinos & Gaming - 1.2%
      175,000           Eldorado Resorts, Inc., 6.0%, 4/1/25                                                           $   182,875
      135,000           Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                                         141,750
       20,374(g)(h)     Mashantucket Western Pequot Tribe, 6.5% (1.0% cash, 5.50% PIK), 7/1/36                                 102
      100,000           Scientific Games International, Inc., 5.0%, 10/15/25 (144A)                                        100,250
      218,000           Scientific Games International, Inc., 10.0%, 12/1/22                                               239,255
                                                                                                                       -----------
                                                                                                                       $   664,232
                                                                                                                       -----------
                        Hotels, Resorts & Cruise Lines - 0.7%
       95,000           Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc.,
                        6.125%, 12/1/24 (144A)                                                                         $   103,787
       75,000           Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                                                80,813
      178,000           Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                                                       181,115
                                                                                                                       -----------
                                                                                                                       $   365,715
                                                                                                                       -----------
                        Specialized Consumer Services - 0.8%
      200,000           Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)                                                  $   202,000
       80,000           Service Corp. International, 4.625%, 12/15/27                                                       81,169
      130,000           StoneMor Partners LP / Cornerstone Family Services WV, 7.875%, 6/1/21                              127,400
                                                                                                                       -----------
                                                                                                                       $   410,569
                                                                                                                       -----------
                        Total Consumer Services                                                                        $ 1,440,516
                                                                                                                       -----------
                        Diversified Financials - 4.1%
                        Consumer Finance - 0.9%
      200,000           Ally Financial, Inc., 4.625%, 5/19/22                                                          $   208,000
      240,000           Ally Financial, Inc., 4.625%, 3/30/25                                                              252,000
       35,000           Ally Financial, Inc., 5.75%, 11/20/25                                                               38,150
                                                                                                                       -----------
                                                                                                                       $   498,150
                                                                                                                       -----------
                        Diversified Capital Markets - 1.7%
      200,000(c)(f)     Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate + 511 bps)                                $   218,900
      225,000           Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                                                    229,219
      175,000           Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22 (144A)                    180,687
       70,000           Quicken Loans, Inc., 5.75%, 5/1/25 (144A)                                                           72,451
      200,000(c)(f)     UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)                                              217,560
                                                                                                                       -----------
                                                                                                                       $   918,817
                                                                                                                       -----------
                        Specialized Finance - 1.5%
      200,000           Fly Leasing, Ltd., 6.375%, 10/15/21                                                            $   208,500
      395,000           Nationstar Mortgage LLC / Nationstar Capital Corp., 6.5%, 7/1/21                                   400,431
       40,000           Park Aerospace Holdings, Ltd., 5.25%, 8/15/22 (144A)                                                39,750

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
        USD($)                                                                                                               Value
                        Specialized Finance - (continued)
      200,000           syncreon Group BV / syncreon Global Finance US, Inc., 8.625%, 11/1/21 (144A)                   $   162,000
                                                                                                                       -----------
                                                                                                                       $   810,681
                                                                                                                       -----------
                        Total Diversified Financials                                                                   $ 2,227,648
                                                                                                                       -----------
                        Energy - 14.8%
                        Oil & Gas Drilling - 1.0%
      125,000           Precision Drilling Corp., 7.125%, 1/15/26 (144A)                                               $   127,500
       50,000           Rowan Cos., Inc., 4.75%, 1/15/24                                                                    44,000
      183,000           Rowan Cos., Inc., 5.4%, 12/1/42                                                                    136,335
       19,000           Rowan Cos., Inc., 5.85%, 1/15/44                                                                    14,820
       45,000           Transocean, Inc., 7.5%, 1/15/26 (144A)                                                              46,082
      150,000           Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                                                    142,500
                                                                                                                       -----------
                                                                                                                       $   511,237
                                                                                                                       -----------
                        Oil & Gas Equipment & Services - 1.0%
      115,000           Archrock Partners LP / Archrock Partners Finance Corp., 6.0%, 4/1/21                           $   115,000
      225,000           Archrock Partners LP / Archrock Partners Finance Corp., 6.0%, 10/1/22                              225,000
      165,000           McDermott International, Inc., 8.0%, 5/1/21 (144A)                                                 169,595
       50,000           SESI LLC, 7.75%, 9/15/24 (144A)                                                                     53,125
                                                                                                                       -----------
                                                                                                                       $   562,720
                                                                                                                       -----------
                        Oil & Gas Exploration & Production - 6.5%
      100,000           Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24                     $   109,625
      123,000           Antero Resources Corp., 5.0%, 3/1/25                                                               125,460
      115,000           Centennial Resource Production LLC, 5.375%, 1/15/26 (144A)                                         117,156
       47,000           Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                                                      50,701
       69,000           Cobalt International Energy, Inc., 11.75%, 12/1/21                                                  74,865
      125,000           Concho Resources, Inc., 4.375%, 1/15/25                                                            130,000
      148,000           Covey Park Energy LLC / Covey Park Finance Corp., 7.5%, 5/15/25 (144A)                             154,246
      100,000           Endeavor Energy Resources LP / EER Finance, Inc., 5.5%, 1/30/26 (144A)                             101,750
       65,000           Endeavor Energy Resources LP / EER Finance, Inc., 5.75%, 1/30/28 (144A)                             66,755
      100,000           Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                                                 106,750
       50,000           Extraction Oil & Gas, Inc. / Extraction Finance Corp., 7.875%, 7/15/21 (144A)                       52,875
      140,000           Great Western Petroleum LLC / Great Western Finance Corp., 9.0%, 9/30/21 (144A)                    145,600
      170,000           Gulfport Energy Corp., 6.0%, 10/15/24                                                              170,000
      100,000           Gulfport Energy Corp., 6.375%, 5/15/25                                                             100,500
       35,000           Gulfport Energy Corp., 6.625%, 5/1/23                                                               35,700
       18,000           Halcon Resources Corp., 6.75%, 2/15/25 (144A)                                                       18,720
      150,000           Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25 (144A)                                   153,375
       50,000           MEG Energy Corp., 6.5%, 1/15/25 (144A)                                                              49,375
      138,000           MEG Energy Corp., 7.0%, 3/31/24 (144A)                                                             116,437
       40,000           Newfield Exploration Co., 5.625%, 7/1/24                                                            43,000
      260,000           Oasis Petroleum, Inc., 6.875%, 3/15/22                                                             266,825
       30,000           Parsley Energy LLC / Parsley Finance Corp., 5.25%, 8/15/25 (144A)                                   30,075
      135,000           Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25 (144A)                                 136,350
       20,000           Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/27 (144A)                                 20,450
       20,000           Parsley Energy LLC / Parsley Finance Corp., 6.25%, 6/1/24 (144A)                                    21,050
      125,000           QEP Resources, Inc., 5.625%, 3/1/26                                                                126,719
      100,000           Range Resources Corp., 5.0%, 3/15/23                                                                99,500

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE  OF INVESTMENTS 12/31/17                                    (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
        USD($)                                                                                                               Value
                        Oil & Gas Exploration & Production - (continued)
      290,000           Sanchez Energy Corp., 6.125%, 1/15/23                                                          $   245,050
      175,000           SM Energy Co., 6.75%, 9/15/26                                                                      180,250
       80,000           SRC Energy, Inc., 6.25%, 12/1/25 (144A)                                                             81,800
      200,000           Whiting Petroleum Corp., 5.75%, 3/15/21                                                            205,250
      120,000           WPX Energy, Inc., 5.25%, 9/15/24                                                                   119,586
       67,000           WPX Energy, Inc., 7.5%, 8/1/20                                                                      72,528
                                                                                                                       -----------
                                                                                                                       $ 3,528,323
                                                                                                                       -----------
                        Oil & Gas Refining & Marketing - 1.7%
      235,000           Andeavor, 5.375%, 10/1/22                                                                      $   242,638
      375,000           Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.5%, 4/15/21                      373,125
       40,000           EnLink Midstream Partners LP, 5.05%, 4/1/45                                                         39,508
      116,000           EnLink Midstream Partners LP, 5.6%, 4/1/44                                                         121,792
       40,000           Murphy Oil USA, Inc., 5.625%, 5/1/27                                                                42,008
      115,000           PBF Holding Co., LLC / PBF Finance Corp., 7.0%, 11/15/23                                           119,600
                                                                                                                       -----------
                                                                                                                       $   938,671
                                                                                                                       -----------
                        Oil & Gas Storage & Transportation - 4.6%
      110,000           Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.25%, 1/15/25                         $   115,687
      185,000           Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22 (144A)                       192,862
      113,000           Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27                                              116,887
      280,000           Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25                                              303,450
      165,000           Delek Logistics Partners LP, 6.75%, 5/15/25 (144A)                                                 166,650
       65,000           Energy Transfer Equity LP, 4.25%, 3/15/23                                                           64,512
      170,000           Energy Transfer Equity LP, 5.875%, 1/15/24                                                         178,925
       90,000           Genesis Energy LP / Genesis Energy Finance Corp., 6.25%, 5/15/26                                    89,663
      138,000           Genesis Energy LP / Genesis Energy Finance Corp., 6.5%, 10/1/25                                    140,070
       70,000           Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22                                     72,625
      150,000           Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23                                              154,125
      170,000           Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp., 5.625%,
                        2/15/26 (144A)                                                                                     175,525
       65,000           NuStar Logistics LP, 5.625%, 4/28/27                                                                66,138
      135,000           PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23 (144A)                             139,050
      125,000           Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.125%, 11/15/19             125,781
       75,000           Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.0%, 1/15/28 (144A)          74,813
      135,000           Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.25%, 5/1/23                138,038
      190,000           Williams Cos., Inc., 5.75%, 6/24/44                                                                202,825
                                                                                                                       -----------
                                                                                                                       $ 2,517,626
                                                                                                                       -----------
                        Total Energy                                                                                   $ 8,058,577
                                                                                                                       -----------
                        Food & Staples Retailing - 0.6%
                        Food Retail - 0.6%
      140,000           C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                              $   131,950
      165,000           Darling Ingredients, Inc., 5.375%, 1/15/22                                                         169,331
                                                                                                                       -----------
                        Total Food & Staples Retailing                                                                 $   301,281
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
        USD($)                                                                                                         Value
                        Food, Beverage & Tobacco - 1.5%
                        Packaged Foods & Meats - 1.1%
       45,000           Lamb Weston Holdings, Inc., 4.625%, 11/1/24 (144A)                                             $    46,350
       45,000           Lamb Weston Holdings, Inc., 4.875%, 11/1/26 (144A)                                                  47,025
      241,000           Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                                                      248,230
       45,000           Post Holdings, Inc., 5.0%, 8/15/26 (144A)                                                           44,269
      215,000           Post Holdings, Inc., 5.625%, 1/15/28 (144A)                                                        216,139
                                                                                                                       -----------
                                                                                                                       $   602,013
                                                                                                                       -----------
                        Tobacco - 0.4%
       22,000           Alliance One International, Inc., 8.5%, 4/15/21 (144A)                                         $    23,045
      180,000           Alliance One International, Inc., 9.875%, 7/15/21                                                  165,600
                                                                                                                       -----------
                                                                                                                       $   188,645
                                                                                                                       -----------
                        Total Food, Beverage & Tobacco                                                                 $   790,658
                                                                                                                       -----------
                        Health Care Equipment & Services - 5.7%
                        Health Care Facilities - 3.1%
       50,000           CHS/Community Health Systems, Inc., 6.25%, 3/31/23                                             $    45,000
       50,000           CHS/Community Health Systems, Inc., 6.875%, 2/1/22                                                  28,750
      330,000           CHS/Community Health Systems, Inc., 7.125%, 7/15/20                                                246,675
       25,000           CHS/Community Health Systems, Inc., 8.0%, 11/15/19                                                  21,125
      400,000           HCA, Inc., 5.25%, 6/15/26                                                                          424,000
      210,000           HCA, Inc., 5.375%, 2/1/25                                                                          217,350
      355,000           Kindred Healthcare, Inc., 6.375%, 4/15/22                                                          360,325
      290,000           RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (144A)                                305,950
       50,000           Tenet Healthcare Corp., 7.5%, 1/1/22 (144A)                                                         52,500
                                                                                                                       -----------
                                                                                                                       $ 1,701,675
                                                                                                                       -----------
                        Health Care Services - 0.7%
       80,000           BioScrip, Inc., 8.875%, 2/15/21                                                                $    72,400
      190,000           Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                                                  169,575
      150,000           Universal Hospital Services, Inc., 7.625%, 8/15/20                                                 150,000
                                                                                                                       -----------
                                                                                                                       $   391,975
                                                                                                                       -----------
                        Health Care Technology - 0.4%
      215,000           Quintiles IMS, Inc., 5.0%, 10/15/26 (144A)                                                     $   220,375
                                                                                                                       -----------
                        Managed Health Care - 1.5%
      180,000           Centene Corp., 4.75%, 5/15/22                                                                  $   186,750
       70,000           Centene Corp., 4.75%, 1/15/25                                                                       71,225
      200,000           Molina Healthcare, Inc., 5.375%, 11/15/22                                                          208,500
      305,000           WellCare Health Plans, Inc., 5.25%, 4/1/25                                                         321,775
                                                                                                                       -----------
                                                                                                                       $   788,250
                                                                                                                       -----------
                        Total Health Care Equipment & Services                                                         $ 3,102,275
                                                                                                                       -----------
                        Household & Personal Products - 0.1%
                        Personal Products - 0.1%
       90,000           Revlon Consumer Products Corp., 5.75%, 2/15/21                                                 $    67,950
                                                                                                                       -----------
                        Total Household & Personal Products                                                            $    67,950
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
        USD($)                                                                                                               Value
                        Insurance - 0.1%
                        Reinsurance - 0.1%
       80,000+(i)(j)    Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/19                                    $     4,480
       50,000+(i)(j)    Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/20                                         41,460
                                                                                                                       -----------
                        Total Insurance                                                                                $    45,940
                                                                                                                       -----------
                        Materials - 6.2%
                        Commodity Chemicals - 0.6%
      176,000           NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                                    $   175,560
       95,000           Tronox Finance LLC, 7.5%, 3/15/22 (144A)                                                            99,275
       50,000           Valvoline, Inc., 4.375%, 8/15/25                                                                    50,500
                                                                                                                       -----------
                                                                                                                       $   325,335
                                                                                                                       -----------
                        Copper - 0.2%
      130,000           Freeport-McMoRan, Inc., 3.55%, 3/1/22                                                          $   128,537
                                                                                                                       -----------
                        Diversified Chemicals - 0.7%
       63,000           Avantor, Inc., 6.0%, 10/1/24 (144A)                                                            $    62,764
      250,000           CF Industries, Inc., 3.45%, 6/1/23                                                                 246,562
       60,000           Hexion, Inc., 6.625%, 4/15/20                                                                       53,850
                                                                                                                       -----------
                                                                                                                       $   363,176
                                                                                                                       -----------
                        Diversified Metals & Mining - 0.4%
       50,000           Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                                   $    53,000
       50,000           Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                                                       54,750
       80,000           Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                                                82,400
                                                                                                                       -----------
                                                                                                                       $   190,150
                                                                                                                       -----------
                        Fertilizers & Agricultural Chemicals - 0.1%
       70,000           CVR Partners LP / CVR Nitrogen Finance Corp., 9.25%, 6/15/23 (144A)                            $    75,337
                                                                                                                       -----------
                        Gold - 0.2%
      100,000           Kinross Gold Corp., 4.5%, 7/15/27 (144A)                                                       $   100,625
                                                                                                                       -----------
                        Metal & Glass Containers - 2.1%
      160,000           Ball Corp., 5.25%, 7/1/25                                                                      $   174,000
      200,000           Coveris Holdings SA, 7.875%, 11/1/19 (144A)                                                        198,500
      515,000           Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                                                      599,975
      175,000           Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
                        7.0%, 7/15/24 (144A)                                                                               187,250
                                                                                                                       -----------
                                                                                                                       $ 1,159,725
                                                                                                                       -----------
                        Paper Packaging - 0.1%
       65,000           Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                                               $    66,463
                                                                                                                       -----------
                        Silver - 0.5%
      250,000           Coeur Mining, Inc., 5.875%, 6/1/24                                                             $   246,875
                                                                                                                       -----------
                        Specialty Chemicals - 0.9%
      150,000           A Schulman, Inc., 6.875%, 6/1/23                                                               $   156,000
      250,000           Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.0%, 4/15/25 (144A)                          267,500
       55,000           PQ Corp., 6.75%, 11/15/22 (144A)                                                                    58,713
                                                                                                                       -----------
                                                                                                                       $   482,213
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
        USD($)                                                                                                               Value
                        Steel - 0.4%
       92,000           AK Steel Corp., 6.375%, 10/15/25                                                               $    91,080
       75,000           Commercial Metals Co., 5.375%, 7/15/27                                                              76,500
       65,000           SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 7.5%, 6/15/25 (144A)            67,925
                                                                                                                       -----------
                                                                                                                       $   235,505
                                                                                                                       -----------
                        Total Materials                                                                                $ 3,373,941
                                                                                                                       -----------
                        Media - 7.0%
                        Advertising - 0.2%
      125,000           MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                                        $   125,625
                                                                                                                       -----------
                        Broadcasting - 2.8%
      515,000           CCO Holdings LLC / CCO Holdings Capital Corp., 5.5%, 5/1/26 (144A)                             $   527,875
      200,000           CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26 (144A)                               207,750
      145,000           Gray Television, Inc., 5.125%, 10/15/24 (144A)                                                     144,637
      185,000           Gray Television, Inc., 5.875%, 7/15/26 (144A)                                                      189,625
      145,000           Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (144A)                                                  149,713
      280,000           TEGNA, Inc., 6.375%, 10/15/23                                                                      293,300
                                                                                                                       -----------
                                                                                                                       $ 1,512,900
                                                                                                                       -----------
                        Cable & Satellite - 3.1%
      200,000           Altice Financing SA, 6.625%, 2/15/23 (144A)                                                    $   209,420
      200,000           Altice US Finance I Corp., 5.375%, 7/15/23 (144A)                                                  204,500
      200,000           CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                                             204,000
      250,000           Hughes Satellite Systems Corp., 5.25%, 8/1/26                                                      255,000
      245,000           Sirius XM Radio, Inc., 5.0%, 8/1/27 (144A)                                                         245,612
      135,000           Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                                      139,894
      375,000           Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                            404,063
                                                                                                                       -----------
                                                                                                                       $ 1,662,489
                                                                                                                       -----------
                        Movies & Entertainment - 0.9%
      110,000           AMC Entertainment Holdings, Inc., 5.875%, 11/15/26                                             $   108,350
       95,000           AMC Entertainment Holdings, Inc., 6.125%, 5/15/27                                                   94,287
      120,000           Cinemark USA, Inc., 4.875%, 6/1/23                                                                 121,500
      180,000           Regal Entertainment Group, 5.75%, 2/1/25                                                           184,500
                                                                                                                       -----------
                                                                                                                       $   508,637
                                                                                                                       -----------
                        Total Media                                                                                    $ 3,809,651
                                                                                                                       -----------
                        Pharmaceuticals, Biotechnology & Life Sciences - 2.7%
                        Pharmaceuticals - 2.7%
      140,000           Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23 (144A)                                    $   109,200
      130,000           Endo Finance LLC, 5.75%, 1/15/22 (144A)                                                            108,225
      220,000           Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.75%, 11/1/24 (144A)                             232,375
       80,000           Valeant Pharmaceuticals International, Inc., 5.5%, 11/1/25 (144A)                                   81,400
      990,000           Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)                                918,225
                                                                                                                       -----------
                        Total Pharmaceuticals, Biotechnology & Life Sciences                                           $ 1,449,425
                                                                                                                       -----------
                        Real Estate - 1.7%
                        Diversified REIT - 0.3%
      130,000           MPT Operating Partnership LP / MPT Finance Corp., 5.5%, 5/1/24                                 $   134,550
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
        USD($)                                                                                                               Value
                        Real Estate Development - 0.1%
       65,000           Greystar Real Estate Partners LLC, 5.75%, 12/1/25 (144A)                                       $    66,950
                                                                                                                       -----------
                        Real Estate Services - 0.4%
      235,000           Kennedy-Wilson, Inc., 5.875%, 4/1/24                                                           $   242,637
                                                                                                                       -----------
                        Specialized REITs - 0.9%
      200,000           Iron Mountain, Inc., 5.75%, 8/15/24                                                            $   202,500
      310,000           Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.0%, 4/15/23 (144A)                 303,800
                                                                                                                       -----------
                                                                                                                       $   506,300
                                                                                                                       -----------
                        Total Real Estate                                                                              $   950,437
                                                                                                                       -----------
                        Retailing - 1.4%
                        Automotive Retail - 0.5%
      250,000           Asbury Automotive Group, Inc., 6.0%, 12/15/24                                                  $   260,300
       28,000           Penske Automotive Group, Inc., 3.75%, 8/15/20                                                       28,525
                                                                                                                       -----------
                                                                                                                       $   288,825
                                                                                                                       -----------
                        Internet & Direct Marketing Retail - 0.6%
      320,000           Netflix, Inc., 4.375%, 11/15/26                                                                $   312,800
                                                                                                                       -----------
                        Specialty Stores - 0.3%
      100,000           PetSmart, Inc., 5.875%, 6/1/25 (144A)                                                          $    76,750
      160,000           PetSmart, Inc., 7.125%, 3/15/23 (144A)                                                              94,800
                                                                                                                       -----------
                                                                                                                       $   171,550
                                                                                                                       -----------
                        Total Retailing                                                                                $   773,175
                                                                                                                       -----------
                        Semiconductors & Semiconductor Equipment - 0.1%
                        Semiconductor Equipment - 0.1%
       45,000           Entegris, Inc., 4.625%, 2/10/26 (144A)                                                         $    45,675
                                                                                                                       -----------
                        Total Semiconductors & Semiconductor Equipment                                                 $    45,675
                                                                                                                       -----------
                        Software & Services - 3.4%
                        Application Software - 0.3%
      135,000           Open Text Corp., 5.875%, 6/1/26 (144A)                                                         $   145,463
                                                                                                                       -----------
                        Data Processing & Outsourced Services - 1.0%
      285,000           Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)                                            $   292,125
       10,000           Cardtronics, Inc. / Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)                                       9,025
      155,000           First Data Corp., 5.0%, 1/15/24 (144A)                                                             159,456
       95,000           First Data Corp., 7.0%, 12/1/23 (144A)                                                             100,463
                                                                                                                       -----------
                                                                                                                       $   561,069
                                                                                                                       -----------
                        Internet Software & Services - 0.5%
      250,000           Cimpress NV, 7.0%, 4/1/22 (144A)                                                               $   257,500
                                                                                                                       -----------
                        IT Consulting & Other Services - 1.6%
      185,000           Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 3/1/25 (144A)         $   185,000
      150,000           Dell International LLC / EMC Corp., 5.875%, 6/15/21 (144A)                                         155,625
      155,000           Iron Mountain US Holdings, Inc., 5.375%, 6/1/26 (144A)                                             159,262
       40,000           j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.0%, 7/15/25 (144A)                            42,100
      330,000           Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                                                   352,275
                                                                                                                       -----------
                                                                                                                       $   894,262
                                                                                                                       -----------
                        Total Software & Services                                                                      $ 1,858,294
                                                                                                                       -----------

 The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Principal
 Amount
   USD($)                                                                                                                    Value
                        Technology Hardware & Equipment - 1.2%
                        Communications Equipment - 0.5%
      100,000           Brocade Communications Systems, Inc., 4.625%, 1/15/23                                          $   102,250
       90,000           CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                                                    95,625
       75,000           Plantronics, Inc., 5.5%, 5/31/23 (144A)                                                             77,906
                                                                                                                       -----------
                                                                                                                       $   275,781
                                                                                                                       -----------
                        Electronic Equipment & Instruments - 0.2%
       95,000           Itron, Inc., 5.0%, 1/15/26 (144A)                                                              $    95,356
                                                                                                                       -----------
                        Electronic Manufacturing Services - 0.1%
       45,000           TTM Technologies, Inc., 5.625%, 10/1/25 (144A)                                                 $    46,125
                                                                                                                       -----------
                        Technology Hardware, Storage & Peripherals - 0.4%
      220,000           Diebold Nixdorf, Inc., 8.5%, 4/15/24                                                           $   233,750
                                                                                                                       -----------
                        Total Technology Hardware & Equipment                                                          $   651,012
                                                                                                                       -----------
                        Telecommunication Services - 6.2%
                        Integrated Telecommunication Services - 3.5%
      125,000           CB Escrow Corp., 8.0%, 10/15/25 (144A)                                                         $   126,875
      225,000           CenturyLink, Inc., 6.45%, 6/15/21                                                                  227,250
      100,000           Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)                                                         99,250
      451,000           Frontier Communications Corp., 8.75%, 4/15/22                                                      324,580
      250,000           GCI, Inc., 6.875%, 4/15/25                                                                         266,250
      300,000           Level 3 Financing, Inc., 5.25%, 3/15/26                                                            294,465
      200,000           Wind Tre S.p.A., 5.0%, 1/20/26 (144A)                                                              188,104
      395,000           Windstream Services LLC, 7.75%, 10/15/20                                                           333,775
       10,000           Windstream Services LLC, 8.625%, 10/31/25 (144A)                                                     9,625
                                                                                                                       -----------
                                                                                                                       $ 1,870,174
                                                                                                                       -----------
                        Wireless Telecommunication Services - 2.7%
      635,000           Sprint Corp., 7.125%, 6/15/24                                                                  $   646,113
      330,000           Sprint Corp., 7.25%, 9/15/21                                                                       349,387
       75,000           T-Mobile USA, Inc., 6.0%, 3/1/23                                                                    78,525
      155,000           T-Mobile USA, Inc., 6.0%, 4/15/24                                                                  164,300
      215,000           T-Mobile USA, Inc., 6.5%, 1/15/26                                                                  234,619
                                                                                                                       -----------
                                                                                                                       $ 1,472,944
                                                                                                                       -----------
                        Total Telecommunication Services                                                               $ 3,343,118
                                                                                                                       -----------
                        Transportation - 0.4%
                        Airlines - 0.4%
       70,000           DAE Funding LLC, 4.5%, 8/1/22 (144A)                                                           $    68,775
      165,000           Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, 2/15/19 (144A)                163,763
                                                                                                                       -----------
                        Total Transportation                                                                           $   232,538
                                                                                                                       -----------
                        Utilities - 4.0%
                        Electric Utilities - 0.1%
       44,000           AES Corp., 5.125%, 9/1/27                                                                      $    46,200
       35,000           NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (144A)                                         35,612
                                                                                                                       -----------
                                                                                                                       $    81,812
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
        USD($)                                                                                                               Value
                        Gas Utilities - 1.5%
       50,000           AmeriGas Partners LP / AmeriGas Finance Corp., 5.5%, 5/20/25                                   $    50,500
       30,000           DCP Midstream Operating LP, 3.875%, 3/15/23                                                         29,812
       49,000           DCP Midstream Operating LP, 4.95%, 4/1/22                                                           50,899
      225,000           DCP Midstream Operating LP, 5.6%, 4/1/44                                                           223,313
      210,000           Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22                                           194,250
      250,000           Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23                                           229,375
                                                                                                                       -----------
                                                                                                                       $   778,149
                                                                                                                       -----------
                        Independent Power Producers & Energy Traders - 2.4%
       50,000           AES Corp., 5.5%, 3/15/24                                                                       $    52,000
       55,000           Calpine Corp., 5.25%, 6/1/26 (144A)                                                                 53,901
      172,000           Calpine Corp., 5.75%, 1/15/25                                                                      162,540
      161,000           Dynegy, Inc., 8.0%, 1/15/25 (144A)                                                                 174,282
      100,000           NRG Energy, Inc., 5.75%, 1/15/28 (144A)                                                            101,000
      150,000           NRG Energy, Inc., 6.25%, 5/1/24                                                                    157,125
      223,000           NRG Energy, Inc., 6.625%, 1/15/27                                                                  235,823
      180,000           TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                                               178,650
      180,000           TerraForm Power Operating LLC, 5.0%, 1/31/28 (144A)                                                178,200
                                                                                                                       -----------
                                                                                                                       $ 1,293,521
                                                                                                                       -----------
                        Total Utilities                                                                                $ 2,153,482
                                                                                                                       -----------
                        TOTAL CORPORATE BONDS
                        (Cost $40,755,271)                                                                             $41,695,875
                                                                                                                       -----------
                        U.S. GOVERNMENT AND AGENCY OBLIGATION - 4.0% of Net Assets
    2,175,000(a)        U.S. Treasury Bills, 1/11/18                                                                   $ 2,174,360
                                                                                                                       -----------
                        TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                        (Cost $2,174,278)                                                                              $ 2,174,360
                                                                                                                       -----------
                        SENIOR SECURED FLOATING RATE LOAN INTERESTS - 1.8% of Net
                        Assets*(b)
                        Capital Goods - 0.4%
                        Aerospace & Defense - 0.1%
       65,918           DynCorp International, Inc., Term Loan B2, 7.75% (LIBOR + 600 bps), 7/7/20                     $    66,248
                                                                                                                       -----------
                        Building Products - 0.3%
      130,872           Builders FirstSource, Inc., Refinancing Term Loan, 4.693% (LIBOR + 300 bps), 2/29/24           $   131,567
                                                                                                                       -----------
                        Total Capital Goods                                                                            $   197,815
                                                                                                                       -----------
                        Consumer Services - 0.1%
                        Casinos & Gaming - 0.1%
       49,273           Golden Nugget, Inc. (aka Landry's Inc.), Initial Term Loan B, 4.77% (LIBOR + 325 bps), 10/4/23 $    49,699
                                                                                                                       -----------
                        Total Consumer Services                                                                        $    49,699
                                                                                                                       -----------
                        Food & Staples Retailing - 0.3%
                        Food Distributors - 0.3%
      280,000           Del Monte Foods, Inc., Second Lien Initial Term Loan, 9.064% (LIBOR + 725 bps), 8/18/21        $   135,100
                                                                                                                       -----------
                        Total Food & Staples Retailing                                                                 $   135,100
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
        USD($)                                                                                                               Value
                        Health Care Equipment & Services - 0.0%+
                        Health Care Services - 0.0%+
       24,484           Ardent Legacy Acquisitions, Inc. (Ardent Mergeco LLC), Term Loan, 7.069%
                        (LIBOR + 550 bps), 8/4/21                                                                      $    24,484
                                                                                                                       -----------
                        Total Health Care Equipment & Services                                                         $    24,484
                                                                                                                       -----------
                        Household & Personal Products - 0.3%
                        Personal Products - 0.3%
      248,203           Revlon Consumer Products Corp., Initial Term Loan B, 5.069% (LIBOR + 350 bps), 9/7/23          $   186,618
                                                                                                                       -----------
                        Total Household & Personal Products                                                            $   186,618
                                                                                                                       -----------
                        Materials - 0.4%
                        Steel - 0.4%
      221,636           Zekelman Industries, Inc. (fka JMC Steel Group, Inc.), Term Loan, 4.073%
                        (LIBOR + 275 bps), 6/14/21                                                                     $   223,243
                                                                                                                       -----------
                        Total Materials                                                                                $   223,243
                                                                                                                       -----------
                        Media - 0.1%
                        Broadcasting - 0.1%
       38,037           Univision Communications, Inc., 2017 Replacement Repriced First Lien Term Loan,
                        4.319% (LIBOR + 275 bps), 3/15/24                                                              $    37,968
                                                                                                                       -----------
                        Total Media                                                                                    $    37,968
                                                                                                                       -----------
                        Retailing - 0.2%
                        Department Stores - 0.2%
      150,000(k)        Neiman Marcus Group, Ltd, Other Term Loan, 10/25/20                                            $   122,850
                                                                                                                       -----------
                        Total Retailing                                                                                $   122,850
                                                                                                                       -----------
                        TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                        (Cost $1,160,323)                                                                              $   977,777
                                                                                                                       -----------

     Shares
                        RIGHTS/WARRANTS - 0.0%+ of Net Assets
                        Health Care Equipment & Services - 0.0%+
                        Health Care Services - 0.0%+
           80+(d)(e)    BioScrip, Inc., 6/30/25                                                                        $        59
           80+(d)(e)    BioScrip, Inc., 6/30/25                                                                                 71
                                                                                                                       -----------
                        Total Health Care Equipment & Services                                                         $       130
                                                                                                                       -----------
                        TOTAL RIGHTS/WARRANTS
                        (Cost $-)                                                                                      $       130
                                                                                                                       -----------
                        TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS - 96.4%
                        (Cost $50,482,900)                                                                             $52,327,487
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

                                                                                              Change
                                                                                              in Net
                                                                                 Net          Unrealized
                                                                                 Realized     Appreciation
       Shares                                                          Income    Gain (Loss)  (Depreciation)                 Value
                        AFFILIATED ISSUER - 2.1%
                        CLOSED-END FUND - 2.1% of Net Assets
                        Insurance - 2.1%
                        Property & Casualty Insurance - 2.1%
      122,642           Pioneer ILS Interval Fund(l)                   16,716    --           (106,698)                $ 1,151,604
                                                                                                                       -----------
                        Total Insurance                                                                                $ 1,151,604
                                                                                                                       -----------
                        TOTAL CLOSED-END FUND
                        (Cost $1,300,000)                                                                              $ 1,151,604
                                                                                                                       -----------
                        TOTAL INVESTMENTS IN AFFILIATED
                        ISSUER - 2.1%
                        (Cost $1,300,000)                                                                              $ 1,151,604
                                                                                                                       -----------
                        OTHER ASSETS AND LIABILITIES - 1.5%                                                            $   842,733
                                                                                                                       -----------
                        NET ASSETS - 100.0%                                                                            $54,321,824
                                                                                                                       ===========

BPS      Basis Point.

LIBOR    London Interbank Offered Rate.

REIT     Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2017, the value of these securities amounted to $19,961,348, or 36.7% of net assets.

+        Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2017.

+ Securities that used significant unobservable inputs to determine their value.

(a) Security issued with a zero coupon. Income is recognized through accretion of discount.

(b) Floating rate note. Coupon rate, reference index and spread shown at December 31, 2017.

(c)      Security is perpetual in nature and has no stated maturity date.

(d)      Non-income producing security.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
         Note 1A.

(f) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2017.

(g)      Security is in default.

(h) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(i) Structured reinsurance investment. At December 31, 2017, the value of these securities amounted to $45,940, or 0.1% of net assets. See Notes to Financial Statements -- Note 1A.

(j)      Rate to be determined.

(k) This term loan will settle after December 31, 2017, at which time the interest rate will be determined.

(l) Affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. ("the Adviser").

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

FUTURES CONTRACT
INDEX FUTURES CONTRACT
Number of
Contracts                                   Expiration     Notional       Market         Unrealized
Short             Description               Date           Amount         Value          Depreciation
10                S&P 500 EMINI             03/16/18       $1,333,875     $1,338,000     $   (4,125)
                                                           ----------     ----------     ----------
                                                           $1,333,875     $1,338,000     $   (4,125)
                                                           ==========     ==========     ==========

TOTAL FUTURES CONTRACTS
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION
Notional                                                           Pay/       Annual     Expiration Premiums    Unrealized   Market
Amount ($)(1) Obligation Reference/Index                           Receive(2) Fixed Rate Date       Paid      Appreciation    Value
  133,260     Markit CDX North America High Yield Index Series 26  Pay        5.00%      6/20/21    $ 6,050        $ 5,002 $ 11,052
1,381,800     Markit CDX North America High Yield Index Series 27  Pay        5.00%      12/20/21    84,516         35,326  119,842
                                                                                                    -------        ------- --------
                                                                                                    $90,566        $40,328 $130,894
                                                                                                    =======        ======= ========

TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION

Notional                                  Obligation              Pay/       Annual     Expiration Premiums     Unrealized   Market
Amount ($)(1) Counterparty                Reference/Index         Receive(2) Fixed Rate Date       (Received) Appreciation    Value
40,000        Goldman Sachs International Chesapeake Energy Corp. Pay        5.00%      6/20/22    $ (4,900)       $ 2,516 $ (2,384)
25,000        Goldman Sachs International Chesapeake Energy Corp. Pay        5.00%      6/20/22      (3,062)         1,572   (1,490)
40,000        Goldman Sachs International Chesapeake Energy Corp. Pay        5.00%      6/20/22      (4,500)         2,116   (2,384)
                                                                                                   --------        ------- --------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION                       $(12,462)       $ 6,204 $ (6,258)
                                                                                                   --------        ------- --------
TOTAL SWAP CONTRACTS                                                                               $ 78,104        $46,532 $124,636
                                                                                                   ========        ======= ========

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Pays Quarterly.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2017 were as follows:

                                                 Purchases            Sales
     Long-Term U.S. Government                  $        --         $   701,021
     Other Long-Term Securities                 $25,165,824         $32,082,518

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2017, the Portfolio engaged in purchases and sales pursuant to these procedures amounting to $1,379,451 and $1,707,195, respectively resulting in a net realized gain of $18,731.

At December 31, 2017, the net unrealized depreciation on investments based on cost for federal tax purposes of $51,889,246 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost                                        $ 2,941,370
     Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value                                         (1,231,014)
                                                                                         -----------
     Net unrealized depreciation                                                         $ 1,710,356
                                                                                         ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments).
          See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2017, in valuing the Portfolio's investments.

                                                Level 1      Level 2      Level 3      Total
Convertible Corporate Bonds                   $       --   $ 4,446,596  $       --  $ 4,446,596
Preferred Stock                                   73,205            --          --       73,205
Convertible Preferred Stocks
   Health Care Equipment & Services
       Health Care Services                           --            --       2,741        2,741
   All Other Convertible Preferred Stocks        543,792            --          --      543,792
       Common Stocks                           2,008,011            --          --    2,008,011
Collateralized Mortgage Obligations                   --       405,000          --      405,000
Corporate Bonds
   Insurance
       Reinsurance                                    --            --      45,940       45,940
   All Other Corporate Bonds                          --    41,649,935          --   41,649,935
U.S. Government and Agency Obligation                 --     2,174,360          --    2,174,360
Senior Secured Floating Rate Loan Interests           --       977,777          --      977,777
Rights/Warrants
   Health Care Equipment & Services
       Health Care Services                           --            --         130          130
Closed-End Fund                                       --     1,151,604  --            1,151,604
                                              ----------   -----------  ----------  -----------
Total Investments in Securities               $2,625,008   $50,805,272  $   48,811  $53,479,091
                                              ==========   ===========  ==========  ===========
Other Financial Instruments
Unrealized depreciation on futures contracts  $   (4,125)  $        --  $       --  $    (4,125)
Swap contracts, at value                              --       124,636          --      124,636
                                              ----------   -----------  ----------  -----------
Total Other Financial Instruments             $   (4,125)  $   124,636  $       --  $   120,511
                                              ==========   ===========  ==========  ===========

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                   Convertible
                                                    Preferred         Corporate
                                                     Stocks             Bonds        Warrants        Total
Balance as of 12/31/16                               $1,740           $ 84,534        $ --**       $ 86,274
Realized gain (loss)(1)                                  --                 --           --              --
Change in unrealized appreciation (depreciation)(2)   1,001             (8,594)          --          (7,593)
Accrued discounts/premiums                               --                 --           --              --
Purchases                                                --             50,000           --          50,000
Sales(3)                                                 --            (80,000)          --         (80,000)
Transfers in to Level 3*                                 --                 --          130             130
Transfer out of Level 3*                                 --                 --           --              --
                                                     ------           --------        -----        --------
Balance as of 12/31/17                               $2,741           $ 45,940        $ 130        $ 48,811
                                                     ======           ========        =====        ========

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(3)  Amount represents return of capital on Insurance-Linked Securities.

* Transfers are calculated on the beginning of period values. For year ended December 31, 2017, there were no transfers between Levels 1 and 3. Securities with an aggregate market value of $130 transferred from Level 2 to Level 3 as there were no observable inputs available to determine their value.

**   Security is valued at $0.

Net change in unrealized depreciation of Level 3 investments still held and
considered Level 3 at December 31, 2017:                                        $7,187
                                                                                ------

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/17
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $50,482,900)           $52,327,487
  Investments in affiliated issuers, at value (cost $1,300,000)                1,151,604
  Cash                                                                           168,776
  Swaps collateral                                                               125,563
  Futures collateral                                                              75,000
  Due from broker for futures                                                      4,100
  Variation margin for centrally cleared swap contracts                            1,621
  Variation margin for futures contracts                                           4,875
  Swap contracts, at value (net premiums paid $78,104)                           124,636
  Receivables --
     Investment securities sold                                                       25
     Portfolio shares sold                                                        13,770
     Dividends                                                                     4,078
     Interest                                                                    613,087
  Other assets                                                                    48,625
                                                                             -----------
         Total assets                                                        $54,663,247
                                                                             -----------
LIABILITIES:
  Payables --
     Investment securities purchased                                         $   132,400
     Portfolio shares repurchased                                                  2,168
     Trustees' fees                                                                   17
     Professional fees                                                            47,372
     Printing fees                                                                 5,865
     Pricing fees                                                                  4,591
     Administrative fees                                                           3,443
  Due to broker for swaps                                                        131,717
  Net unrealized depreciation on futures contracts                                 4,125
  Due to affiliates                                                                5,050
  Accrued expenses                                                                 4,675
                                                                             -----------
         Total liabilities                                                   $   341,423
                                                                             -----------
NET ASSETS:
  Paid-in capital                                                            $53,322,576
  Undistributed net investment income                                            278,976
  Accumulated net realized loss on investments                                (1,018,326)
  Net unrealized appreciation on investments                                   1,738,598
                                                                             -----------
         Net assets                                                          $54,321,824
                                                                             -----------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class I (based on $42,728,149/4,483,519 shares)                            $      9.53
                                                                             ===========
  Class II (based on $11,593,675/1,227,205 shares)                           $      9.45
                                                                             ===========

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                  $3,184,836
  Dividends from unaffiliated issuers                                     86,143
  Dividends from affiliated issuers                                       16,716
                                                                      ----------
        Total investment income                                                       $3,287,695
                                                                                      ----------

EXPENSES:
  Management fees                                                     $ 368,356
  Administrative expense                                                 38,479
  Distribution fees
     Class II                                                             29,605
  Custodian fees                                                          19,886
  Professional fees                                                       50,235
  Printing expense                                                        26,747
  Pricing expense                                                         29,897
  Trustees' fees                                                           7,104
  Miscellaneous                                                            4,524
                                                                      ----------
     Total expenses                                                                   $  574,833
                                                                                      ----------
         Net investment income                                                        $2,712,862
                                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments in unaffiliated issuers                               $1,636,593
    Class actions                                                         14,215
    Swap contracts                                                       105,103
    Futures contracts                                                   (222,613)     $1,533,298
                                                                      ----------      ----------
  Change in net unrealized appreciation (depreciation) on:
    Investments in unaffiliated issuers                               $  (22,404)
    Investments in affiliated issuers                                   (106,698)
    Swap contracts                                                           698
    Futures contracts                                                    (21,670)     $ (150,074)
                                                                      ----------      ----------
  Net realized and unrealized gain (loss) on investments                              $1,383,224
                                                                                      ==========
  Net increase in net assets resulting from operations                                $4,096,086
                                                                                      ==========


   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Year Ended     Year Ended
                                                                                12/31/17       12/31/16*
FROM OPERATIONS:
Net investment income (loss)                                                  $  2,712,862   $  3,114,997
Net realized gain (loss) on investments                                          1,533,298     (1,583,848)
Change in net unrealized appreciation (depreciation) on investments               (150,074)     6,631,890
                                                                              ------------   ------------
      Net increase in net assets resulting from operations                    $  4,096,086   $  8,163,039
                                                                              ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.43 and $0.44 per share, respectively)                       $ (2,199,112)  $ (2,289,326)
      Class II ($0.41 and $0.41 per share, respectively)                          (510,436)      (646,197)
                                                                              ------------   ------------
         Total distributions to shareowners                                   $ (2,709,548)  $ (2,935,523)
                                                                              ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                             $ 14,332,000   $ 23,009,198
Reinvestment of distributions                                                    2,709,548      2,901,661
Cost of shares repurchased                                                     (24,588,052)   (27,234,391)
                                                                              ------------   ------------
      Net decrease in net assets resulting from Portfolio share transactions  $ (7,546,504)  $ (1,323,532)
                                                                              ------------   ------------
      Net increase (decrease) in net assets                                   $ (6,159,966)  $  3,903,984
NET ASSETS:
Beginning of year                                                             $ 60,481,790   $ 56,577,806
                                                                              ------------   ------------
End of year                                                                   $ 54,321,824   $ 60,481,790
                                                                              ============   ============
Undistributed net investment income                                           $    278,976   $    256,552
                                                                              ============   ============

                                                  Year Ended    Year Ended     Year Ended    Year Ended
                                                   12/31/17      12/31/17       12/31/16*     12/31/16*
                                                    Shares        Amount         Shares       Amount
CLASS I
Shares sold                                          594,385   $  5,646,390       475,065   $  4,221,777
Reinvestment of distributions                        231,404      2,199,112       257,910      2,291,061
Less shares repurchased                           (1,601,545)   (15,227,272)     (849,112)    (7,477,870)
                                                  ----------   ------------    ----------   ------------
      Net decrease                                  (775,756)  $ (7,381,770)     (116,137)  $   (965,032)
                                                  ==========   ============    ==========   ============
CLASS II
Shares sold                                          920,664   $  8,685,610     2,195,653   $ 18,787,421
Reinvestment of distributions                         54,233        510,436        69,479        610,600
Less shares repurchased                             (996,567)    (9,360,780)   (2,268,955)   (19,756,521)
                                                  ----------   ------------    ----------   ------------
      Net decrease                                   (21,670)  $   (164,734)       (3,823)  $   (358,500)
                                                  ==========   ============    ==========   ============

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended  Year Ended  Year Ended    Year Ended  Year Ended
                                                              12/31/17    12/31/16*   12/31/15*     12/31/14*   12/31/13
Class I
Net asset value, beginning of period                          $  9.31     $  8.55     $  9.65       $ 10.49     $ 10.47
                                                              -------     -------     -------       -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.43(a)  $  0.46(a)  $  0.42(a)    $  0.45     $  0.50
   Net realized and unrealized gain (loss) on investments        0.22        0.74       (0.75)        (0.41)       0.70
                                                              -------     -------     -------       -------     -------
      Net increase (decrease) from investment operations      $  0.65     $  1.20     $ (0.33)      $  0.04     $  1.20
                                                              -------     -------     -------       -------     -------
Distribution to shareowners:
   Net investment income                                      $ (0.43)    $ (0.44)    $ (0.45)      $ (0.49)    $ (0.56)
   Net realized gain                                               --          --       (0.32)        (0.39)      (0.62)
                                                              -------     -------     -------       -------     -------
   Total distributions                                        $ (0.43)    $ (0.44)    $ (0.77)      $ (0.88)    $ (1.18)
                                                              -------     -------     -------       -------     -------
      Net increase (decrease) in net asset value              $  0.22     $  0.76     $ (1.10)      $ (0.84)    $  0.02
                                                              -------     -------     -------       -------     -------
      Net asset value, end of period                          $  9.53     $  9.31     $  8.55       $  9.65     $ 10.49
                                                              =======     =======     =======       =======     =======
Total return (b)                                                 7.14%      14.35%      (3.93)%(c)     0.09%      12.07%
Ratios of net expenses to average net assets (d)                 0.91%       0.92%       0.92%         0.86%       0.85%
Ratio of net investment income (loss) to average net assets      4.57%       5.24%       4.45%         4.39%       4.78%
Portfolio turnover rate                                            44%         57%         32%           51%         39%
Net assets, end of period (in thousands)                      $42,728     $48,953     $45,949       $56,519     $62,232

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the years presented.

(b) Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.04)%.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST


                                                             Year Ended   Year Ended  Year Ended    Year Ended   Year Ended
                                                             12/31/17     12/31/16*   12/31/15*     12/31/14*    12/31/13
Class II
Net asset value, beginning of period                         $  9.23      $  8.49     $  9.59       $ 10.44      $ 10.42
                                                             -------      -------     -------       -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.41(a)   $  0.43(a)  $  0.39(a)    $  0.43      $  0.47
   Net realized and unrealized gain (loss) on investments       0.22         0.72       (0.75)        (0.43)        0.70
                                                             -------      -------     -------       -------      -------
      Net increase (decrease) from investment operations     $  0.63      $  1.15     $ (0.36)      $    --      $  1.17
                                                             -------      -------     -------       -------      -------
Distribution to shareowners:
   Net investment income                                     $ (0.41)     $ (0.41)    $ (0.42)      $ (0.46)     $ (0.53)
   Net realized gain                                              --           --       (0.32)        (0.39)       (0.62)
                                                             -------      -------     -------       -------      -------
   Total distributions                                       $ (0.41)     $ (0.41)    $ (0.74)      $ (0.85)     $ (1.15)
                                                             -------      -------     -------       -------      -------
      Net increase (decrease) in net asset value             $  0.22      $  0.74     $ (1.10)      $ (0.85)     $  0.02
                                                             -------      -------     -------       -------      -------
      Net asset value, end of period                         $  9.45      $  9.23     $  8.49       $  9.59      $ 10.44
                                                             =======      =======     =======       =======      =======
Total return (b)                                                6.89%(c)    13.89%      (4.23)%(d)    (0.29)%      11.82%
Ratios of net expenses to average net assets (e)                1.16%        1.16%       1.18%         1.10%        1.11%
Ratio of net investment income (loss) to average net assets     4.31%        4.91%       4.17%         4.09%        4.54%
Portfolio turnover rate                                           44%          57%         32%           51%          39%
Net assets, end of period (in thousands)                     $11,594      $11,529     $10,629       $12,640      $18,240

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the years presented.

(b) Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 6.83%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.34)%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2017, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model), representing less than 0.01% of net assets. The value of these fair valued securities is $2,871.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

     foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2017, the Portfolio reclassified $19,110 to increase undistributed net investment income and $19,110 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the result of operations.

     At December 31, 2017, the Portfolio was permitted to carry forward indefinitely $277,029 of short-term losses and $743,994 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     During the year ended December 31, 2017, a capital loss carryforward of $1,492,503 was utilized to offset net realized gains by the Portfolio.

     The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

     ---------------------------------------------------------------------------
                                                       2017           2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                $2,709,548     $2,935,523
                                                    ----------     ----------
        Total distributions                         $2,709,548     $2,935,523
                                                    ==========     ==========

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

     ---------------------------------------------------------------------------
                                                                      2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $   309,915
     Capital loss carryforward                                     (1,021,023)
     Net unrealized appreciation                                    1,710,356
                                                                  -----------
       Total                                                      $   999,248
                                                                  ===========

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and futures contracts, adjustments relating to catastrophe bonds and credit default swaps, and interest accruals on preferred stocks.

D.   Portfolio Shares and Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.   Risks

     The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     Interest rates in the U.S. recently have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets or countries with limited developing markets may also subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

     The Portfolio invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities.

F.   Insurance-Linked Securities ("ILS")

     The Portfolio invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments and therefore the Portfolio's assets are

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

     placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

G.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2017 is recorded as "Futures collateral" in the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" in the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended December 31, 2017 was $(1,334,925).

     At December 31, 2017, open futures contracts are listed in the Schedule of Investments.

H.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Portfolio may sell or buy credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on Portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin on centrally cleared swaps" in the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" in the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at December 31, 2017 is recorded as "Swaps collateral" in the Statement of Assets and Liabilities.

     Open credit default swap contracts at December 31, 2017, are listed in the Schedule of Investments. The average value of swap contracts open during the year ended December 31, 2017 was $155,536.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended December 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses and acquired Portfolio fees and expenses) was equivalent to 0.62% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,653 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2017.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include subtransfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor, for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor, in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $397 in distribution fees payable to the Distributor, at December 31, 2017.

5. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Swaps collateral" and/or "Futures collateral". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2017.

---------------------------------------------------------------------------------------------------------------
                       Derivative
                   Liabilities Subject
                       to Master          Derivatives        Non-Cash                          Net Amount of
                         Netting           Available         Collateral      Cash Collateral     Derivative
Counterparty           Agreement           for Offset       Pledged (a)       Pledged (a)      Liabilities (b)
---------------------------------------------------------------------------------------------------------------
Goldman Sachs
  International           $6,258               $ --             $ --               $ --           $6,258
---------------------------------------------------------------------------------------------------------------
  Total                   $6,258               $ --             $ --               $ --           $6,258
---------------------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b)  Represents the net amount payable the counterparty in the event of default.


6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2017 was as follows:

----------------------------------------------------------------------------------------------------------------
Statement of Assets          Interest         Credit             Foreign
and Liabilities             Rate Risk          Risk         Exchange Rate Risk   Equity Risk     Commodity Risk
----------------------------------------------------------------------------------------------------------------
Assets
  Swap contracts,
  at value                    $ --           $124,636             $ --             $   --           $ --
----------------------------------------------------------------------------------------------------------------
  Total Value                 $ --           $124,636             $ --             $   --           $ --
================================================================================================================
Liabilities
  Net unrealized
  depreciation on
  futures contracts           $ --           $     --             $ --             $4,125           $ --
----------------------------------------------------------------------------------------------------------------
  Total Value                 $ --           $     --             $ --             $4,125           $ --
================================================================================================================

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2017 was as follows:

-----------------------------------------------------------------------------------------------------------------------
Statement of                      Interest        Credit             Foreign                                Commodity
Operations                       Rate Risk         Risk         Exchange Rate Risk       Equity Risk          Risk
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  Futures contracts                 $ --       $       --              $ --              $ (222,613)          $ --
  Swap contracts                      --          105,103                --                      --             --
-----------------------------------------------------------------------------------------------------------------------
  Total Value                       $ --       $  105,103              $ --              $ (222,613)          $ --
=======================================================================================================================
Change in net unrealized
appreciation (depreciation) on
  Futures contracts                 $ --       $       --              $ --              $  (21,670)          $ --
  Swap contracts                      --              698                --                      --             --
-----------------------------------------------------------------------------------------------------------------------
  Total Value                       $ --       $      698              $ --              $  (21,670)          $ --
=======================================================================================================================

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer High Yield VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Yield VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended December 31, 2013 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
February 14, 2018

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 85.73%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Amundi Pioneer Asset Management, Inc.                       The portfolio's Trustees and officers are listed below,
                                                            together with their principal occupations and other
Custodian and Sub-Administrator                             directorships they have held during at least the past five
Brown Brothers Harriman & Co.                               years. Trustees who are interested persons of the portfolios within the meaning of the 1940 Act are referred to as
Independent Registered Public Accounting Firm               Interested Trustees. Trustees who are not interested persons
Ernst & Young LLP                                           of the portfolio are referred to as Independent Trustees.
                                                            Each of the Trustees serves as a Trustee of each of the 44
Principal Underwriter                                       U.S. registered investment portfolios for which Amundi
Amundi Pioneer Distributor, Inc.                            Pioneer serves as investment adviser (the "Pioneer Funds").
                                                            The address for all Trustees and all officers of the
Legal Counsel                                               portfolios is 60 State Street, Boston, Massachusetts 02109.
Morgan, Lewis & Bockius LLP
                                                            The Statement of Additional Information of the Portfolio
Shareowner Services and Transfer Agent                      includes additional information about the Trustees and is
DST Asset Manager Solutions, Inc.                           available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (67)         Trustee since 2006. Serves     Private investor (2004 - 2008 and 2013   Director, Broadridge Financial
Chairman of the Board and    until a successor trustee is   - present); Chairman (2008 - 2013) and   Solutions, Inc. (investor
Trustee                      elected or earlier retirement  Chief Executive Officer (2008 - 2012),   communications and securities
                             or removal.                    Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)           Trustee since 2005. Serves     Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                      until a successor trustee is   Advisors (corporate advisory services    Trust (publicly-traded mortgage
                             elected or earlier retirement  company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                             or removal.                    present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and consulting  fund) (2010 - present);
                                                            company) (2010); Executive Vice          Director of Oxford Analytica,
                                                            President and Chief Financial Officer,   Inc. (2008 - present); and
                                                            I-trax, Inc. (publicly traded health     Director of Enterprise
                                                            care services company) (2004 - 2007);    Community Investment, Inc.
                                                            and Executive Vice President and Chief   (privately-held affordable
                                                            Financial Officer, Pedestal Inc.         housing finance company) (1985
                                                            (internet-based mortgage trading         - 2010)
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); Executive, The World Bank (1979
                                                            - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008. Serves     William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      until a successor trustee is   Political Economy, Harvard University    Funds Investment Trust and
                             elected or earlier retirement  (1972 - present)                         Mellon Institutional Funds
                             or removal.                                                             Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (70)    Trustee since 2000. Serves     Founding Director, Vice-President and    None
Trustee                      until a successor trustee is   Corporate Secretary, The Winthrop
                             elected or earlier retirement  Group, Inc. (consulting firm) (1982 -
                             or removal.                    present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            present); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017. (Advisory  Chief Investment Officer, 1199 SEIU      None
Trustee                      Trustee from 2014 - 2017)      Funds (healthcare workers union pension
                             Serves until a successor       funds) (2001 - present); Vice President
                             trustee is elected or earlier  - International Investments Group,
                             retirement or removal.         American International Group, Inc.
                                                            (insurance company) (1993 - 2001); Vice
                                                            President, Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd.
                                                            (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 1995. Serves     President and Chief Executive Officer,   Director of New America High
Trustee                      until a successor trustee is   Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                             elected or earlier retirement  banking firm) (1981 - present)           investment company) (2004 -
                             or removal.                                                             present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014. Serves     Consultant (investment company           None
Trustee                      until a successor trustee is   services) (2012 - present); Executive
                             elected or earlier retirement  Vice President, BNY Mellon (financial
                             or removal.                    and investment company services) (1969
                                                            - 2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon
                                                            Overseas Investment Corp. (financial
                                                            services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (55)*          Trustee since 2017. Serves     Chair, Director, CEO and President of    None
Trustee, President and Chief until a successor trustee is   Amundi Pioneer Asset Management USA,
Executive Officer            elected or earlier retirement  Inc. (since September 2014); Chair,
                             or removal                     Director and CEO of Amundi Pioneer
                                                            Asset Management, Inc. (since September
                                                            2014); Chair, Director and CEO of
                                                            Amundi Pioneer Distributor, Inc. (since
                                                            September 2014); Chair, Director, CEO
                                                            and President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Managing
                                                            Director, Morgan Stanley Investment
                                                            Management (2010 - 2013); Director of
                                                            Institutional Business, CEO of
                                                            International, Eaton Vance Management
                                                            (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014. Serves     Director and Executive Vice President    None
Trustee                      until a successor trustee is   (since 2008) and Chief Investment
                             elected or earlier retirement  Officer, U.S. (since 2010) of Amundi
                             or removal                     Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the portfolio's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J. Kelley (53)   Since 2003. Serves at the      Vice President and Associate General     None
Secretary and Chief          discretion of the Board        Counsel of Amundi Pioneer since January
Legal Officer                                               2008; Secretary and Chief Legal Officer
                                                            of all of the Pioneer Funds since June
                                                            2010; Assistant Secretary of all of the
                                                            Pioneer Funds from September 2003 to
                                                            May 2010; Vice President and Senior
                                                            Counsel of Amundi Pioneer from July
                                                            2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at the      Fund Governance Director of Amundi       None
Assistant Secretary          discretion of the Board        Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION         TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST            LENGTH OF SERVICE            PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas Reyes (55)              Since 2010. Serves at the    Senior Counsel of Amundi Pioneer since   None
Assistant Secretary            discretion of the Board      May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010;
                                                            Counsel of Amundi Pioneer from June
                                                            2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves at the    Vice President - Fund Treasury of        None
Treasurer and Chief Financial  discretion of the Board      Amundi Pioneer; Treasurer of all of the
and Accounting Officer                                      Pioneer Funds since March 2008; Deputy
                                                            Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)          Since 2000. Serves at the    Director - Fund Treasury of Amundi       None
Assistant Treasurer            discretion of the Board      Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)             Since 2002. Serves at the    Fund Accounting Manager - Fund Treasury  None
Assistant Treasurer            discretion of the Board      of Amundi Pioneer; and Assistant
                                                            Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves at the    Fund Administration Manager - Fund       None
Assistant Treasurer            discretion of the Board      Treasury of Amundi Pioneer since
                                                            November 2008; Assistant Treasurer of
                                                            all of the Pioneer Funds since January
                                                            2009; Client Service Manager -
                                                            Institutional Investor Services at
                                                            State Street Bank from March 2003 to
                                                            March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves at the    Chief Compliance Officer of Amundi       None
Chief Compliance Officer       discretion of the Board      Pioneer and of all the Pioneer Funds
                                                            since March 2010; Chief Compliance
                                                            Officer of Amundi Pioneer Institutional
                                                            Asset Management, Inc. since January
                                                            2012; Chief Compliance Officer of
                                                            Vanderbilt Capital Advisors, LLC since
                                                            July 2012: Director of Adviser and
                                                            Portfolio Compliance at Amundi Pioneer
                                                            since October 2005; Senior Compliance
                                                            Officer for Columbia Management
                                                            Advisers, Inc. from October 2003 to
                                                            October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)           Since 2006. Serves at the    Director - Transfer Agency Compliance    None
Anti-Money Laundering Officer  discretion of the Board      of Amundi Pioneer and Anti-Money
                                                            Laundering Officer of all the Pioneer
                                                            Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18662-12-0218

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Bond VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        40

  Notes to Financial Statements                                               45

  Report of Independent Registered Public Accounting Firm                     53

  Additional Information                                                      54

  Trustees, Officers and Service Providers                                    55

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/17
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total long--term holdings)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government and Agency Obligations                                     36.6%
Corporate Bonds                                                            33.5%
Collateralized Mortgage Obligations                                        18.7%
Senior Secured Floating Rate Loan Interests                                 4.0%
Asset Backed Securities                                                     2.6%
Municipal Bonds                                                             1.9%
Closed-End Fund                                                             1.5%
Convertible Preferred Stocks                                                1.0%
Foreign Government Bonds                                                    0.2%

* Includes investments in insurance linked securities totaling 0.0%+ of total investment portfolio.

+    Amount rounds to less than 0.1%.

5 Largest Holdings
(As a percentage of total long--term holdings)**

--------------------------------------------------------------------------------
1. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                    1.87%
--------------------------------------------------------------------------------
2. Pioneer ILS Interval Fund (j)                                           1.55
--------------------------------------------------------------------------------
3. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                   1.03
--------------------------------------------------------------------------------
4. U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                  0.79
--------------------------------------------------------------------------------
5. Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                         0.52
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

(j)  Affiliated fund managed by Amundi Pioneer Asset Management, Inc.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/17
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                           12/31/17            12/31/16
    Class I                                          $11.04              $10.96
    Class II                                         $11.07              $10.99

                                     Net
Distributions per Share              Investment    Short-Term      Long-Term
(1/1/17 - 12/31/17)                  Income        Capital Gains   Capital Gains
    Class I                          $0.3147       $0.0239         $0.0145
    Class II                         $0.2878       $0.0239         $0.0145

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

            Pioneer Bond VCT     Pioneer Bond VCT      Bloomberg Barclays
            Portfolio Class I    Portfolio Class II    U.S. Aggregate Bond Index
12/07       $ 10,000             $ 10,000              $ 10,000
12/08       $  9,937             $  9,912              $ 10,524
12/09       $ 11,684             $ 11,626              $ 11,148
12/10       $ 12,760             $ 12,666              $ 11,877
12/11       $ 13,466             $ 13,346              $ 12,809
12/12       $ 14,644             $ 14,471              $ 13,349
12/13       $ 14,794             $ 14,592              $ 13,079
12/14       $ 15,689             $ 15,437              $ 13,859
12/15       $ 15,736             $ 15,448              $ 13,935
12/16       $ 16,381             $ 16,054              $ 14,304
12/17       $ 17,036             $ 16,655              $ 14,811

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2017)

--------------------------------------------------------------------------------
                                                              Bloomberg Barclays
                                                                  U.S. Aggregate
                                Class I       Class II*               Bond Index
--------------------------------------------------------------------------------
10 Years                          5.47%           5.23%                    4.01%
5 Years                           3.07%           2.85%                    2.10%
1 Year                            4.01%           3.74%                    3.54%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2017 through December 31, 2017.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/17                   $1,000.00          $1,000.00
Ending Account Value on 12/31/17                    $1,016.72          $1,016.26
Expenses Paid During Period*                        $    3.10          $    4.37

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.61% and 0.86% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2017 through December 31, 2017.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/17                   $1,000.00          $1,000.00
Ending Account Value on 12/31/17                    $1,022.13          $1,020.87
Expenses Paid During Period*                        $    3.11          $    4.38

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.61% and 0.86% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Kenneth J. Taubes and Charles Melchreit discuss the factors that affected the performance of Pioneer Bond VCT Portfolio during the 12-month period ended December 31, 2017. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the daily management of the Portfolio, along with Mr. Melchreit, Senior Managing Director, Deputy Head of Fixed Income, U.S., and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2017?

A: Pioneer Bond VCT Portfolio's Class I shares returned 4.01% at net asset value during the 12-month period ended December 31, 2017, and Class II shares returned 3.74%, while the Portfolio's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned 3.54%. During the same period, the average return of the 16 variable portfolios in Lipper's Corporate Debt A-Rated Underlying Funds category was 4.13%.

Q: How would you describe the investment environment in the fixed-income markets during 2017?

A: The domestic economy continued to register modest progress in early 2017, with first-quarter U.S. gross domestic product (GDP) growth coming in at 1.2%. Despite that somewhat lackluster readout, the domestic employment and housing market conditions continued to strengthen. The U.S. Federal Reserve (the Fed) continued its gradual tightening of monetary policy by raising short-term interest rates incrementally in March 2017, and again in June. However, the Fed signaled that the timetable for future rate hikes might be pushed back to some degree, noting a lack of wage inflation.

     With the Republicans in control of the White House and both houses of Congress, many market watchers had anticipated a dramatic increase in fiscal stimulus to the economy through the passage of legislation on tax reform and infrastructure investment. However, early-year difficulties in agreeing upon a law to replace the Affordable Care Act created uncertainty around the prospect of passing any major pro-growth initiatives. Nonetheless, U.S. GDP growth in the second quarter weighed in at a more encouraging 3.1%.

     Over the second half of the Portfolio's fiscal year, investor sentiment was buoyed by continued improvement in the domestic economy. U.S. GDP growth remained solid, registering at 3.2% for the third quarter of 2017, and expectations were that the GDP numbers in the fourth quarter would be similar. Economic growth overseas was likewise strong, with European growth, in particular, surprising to the upside. Against that backdrop of globally synchronized economic growth, U.S. corporate profits continued to soar, aided as well by a weakening of the U.S. dollar. U.S. employment conditions remained positive, with monthly payroll increases consistently in the 200,000 range, despite an unemployment rate of just 4.1% over each of the final three months of the year. With companies experiencing a shortage of skilled labor and voluntary worker departures on the rise, hopes grew that meaningful wage increases would be forthcoming. Those developments were reflected in consumer confidence, which hovered at historically strong levels in the final quarter of 2017.

     On the policy front, the Fed began reducing its balance sheet by tapering its reinvestment of maturing principal into the agency debt and mortgage-backed security (MBS) markets. The plan was well communicated in advance,

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     however, and caused little stir in the markets. Similarly, the Fed's December 2017 hike in its benchmark overnight lending rate was well absorbed by the markets. As the year drew to a close, Congress passed a tax bill that lowered the statutory corporate tax rate from 35% to 21%, permitted a one-time repatriation - at a favorable tax rate - of corporate cash held overseas, and expanded the ability of companies to expense capital investment. The provisions were viewed by investors as likely to further boost economic growth, corporate profits, and credit-market fundamentals.

     During the 12-month period, the yield curve - which illustrates the differences in yield between securities with different maturities - flattened. While yields of shorter-maturity securities continued to rise as the Fed increased rates, yields on bonds with maturities of 10 years or more declined as concerns over a spike in inflation receded. As a result, longer-maturity debt generally outperformed during the period. The more credit-sensitive areas of the market also outperformed the more interest-rate sensitive areas as investors sought out higher yields in a generally lower-yield environment. For example, over the 12 months, U.S. high-yield corporate bonds returned 7.50%, while the Portfolio's benchmark, the Bloomberg Barclays Index, a market-value-weighted measure of Treasury and agency issues, corporate bond issues, and MBS, returned just 3.54%.

Q: What factors influenced the Portfolio's performance relative to the Bloomberg Barclays Index during the 12-month period ended December 31, 2017?

A: The Portfolio's somewhat "barbelled" positioning along the yield curve was a leading positive contributor to performance relative to the Bloomberg Barclays Index during the 12-month period. In particular, the Portfolio had a significant position in floating-rate securities, which benefited from increased investor demand as the Fed resumed hiking short rates. Along the yield curve, the Portfolio's very short-maturity position was balanced by an overweight to the 30-year maturity range, where bond prices benefited from a decrease in rates over the period. By contrast, the Portfolio was underweight to securities with maturities of two-to-five years, where prices were most negatively impacted by speculation about Fed rate increases.

     Other positive contributors to the Portfolio's benchmark-relative performance during the quarter included both sector allocation and security selection results, with a notable underweighting of U.S. Treasuries proving beneficial as virtually every spread sector, including corporate bonds, asset-backed securities (ABS), and non-agency MBS outperformed Treasuries. As of December 31, 2017, the Fund's allocation to nominal (as opposed to inflation-protected) Treasuries was 1.4%, compared with the benchmark's 37.0% weighting. The Portfolio's overweighting of investment-grade corporate bonds relative to its benchmark also contributed positively to relative returns, as credit sectors performed well over the 12 months. Within investment grade, the Portfolio's tilt toward lower-rated issues in the "BBB"-quality range contributed positively to relative performance. An allocation to high-yield corporates was another solid performance contributor, as were the Portfolio's exposures to non-agency MBS and ABS.

     With regard to security selection, the Portfolio's holdings of industrial bonds, including debt of basic materials and energy companies, and of financial bonds, notably bonds issued by banks and insurance companies, contributed positively to benchmark-relative returns.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/17                             (continued)
--------------------------------------------------------------------------------

     On the downside, the Portfolio had a position in Treasury Inflation-Protected Securities (TIPS), which underperformed nominal Treasuries over the 12-month period as inflation expectations softened. A position in event-linked securities, which are sponsored by insurance companies looking to transfer some of the risk of having to pay claims after a natural disaster, also detracted from benchmark-relative performance. We believe event-linked securities can offer a valuable source of diversification* and incremental income for the Portfolio, but their performance suffered late in the period in the wake of a severe Atlantic hurricane season, a 7.1 magnitude earthquake in Mexico, and damaging California wildfires. We continue to view modest exposure to these out-of-benchmark market segments as helping to improve the Portfolio's long-term total return profile. The Portfolio's duration stance was another negative factor in its benchmark-relative performance, as the associated yield give-up overwhelmed the positive price contributions. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) As of December 31, 2017, the Portfolio's average effective duration was 5.38 years, compared with 5.98 years for the Bloomberg Barclays benchmark.

Q: Did the Portfolio have any investments in derivative securities during the 12-month period ended December 31, 2017? If so, did the derivatives have any material impact on performance?

A: Yes, we invested the Portfolio in Treasury futures and credit default swaps. We invested in the Treasury futures as part of our decision to maintain a short duration in the Portfolio, and to implement a "barbelled" yield-curve position. The Treasury futures had a modest negative effect on the Portfolio's performance, as the yield-curve positioning contributed less to returns than the short-duration position detracted from them. We invested in credit default swaps to add to the Portfolio's exposure to corporate bonds, and the investments had a slight positive impact on results.

Q: What factors affected the Portfolio's yield, or distributions to shareholders, during the 12-month period ended December 31, 2017?

A: The Portfolio's yield rose during the 12 months, as we increased allocations to higher-yielding corporate bonds and MBS.

Q: What is your investment outlook and how is the Portfolio positioned heading into the second half of the fiscal year?

A: We expect U.S. and global economic growth to remain robust in 2018, buoyed by easy financial conditions, including the continued expansion of global central-bank balance sheets, which should continue despite the Fed's tapering program and the European Central Bank's trimming of its bond purchases. We anticipate U.S. GDP growth for 2018 should be around 3%, benefiting from the recent tax cuts, deregulation, and infrastructure spending. The solid employment backdrop should continue to support consumption and the housing market. In addition, higher corporate profits driven by strong global economic growth, tax cuts, and more favorable expensing provisions may lead to increased fixed investment.

*    Diversification does not assure a profit nor protect against loss.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

We think inflation could surprise to the upside in 2018, and it is possible that the Fed may find itself behind the curve in raising rates. We expect the U.S. dollar to be vulnerable to depreciation relative to both developed and emerging markets currencies. Globally, the euro zone and Japan appear to be positioned to enjoy strong economic growth, reflecting reduced political risk and ongoing central-bank bond purchases. Meanwhile, China's growth may moderate in view of its leaders' goals of reining in credit growth and reducing environmental damage, but we believe any modest decline there will not disrupt Asia overall, or global GDP growth.

Overall, the Portfolio continues to be positioned for solid economic growth and rising interest rates, with overweights to various credit sectors, an underweight to U.S. Treasuries, and a below-benchmark stance with respect to duration. The Portfolio holds a position in long-duration TIPS, which are designed to help protect against inflation that exceeds expectations.

Entering 2018, we view structured securities in general as being more attractively valued than corporate securities. The Portfolio holds a near-neutral exposure to agency MBS relative to the benchmark; however, when non-agency MBS holdings are included, the Portfolio remains significantly overweight to the residential MBS sector. We have added to the Portfolio's ABS exposure, while maintaining an overweight to investment-grade commercial MBS. We are currently maintaining a benchmark-level weight in investment-grade corporates in the Portfolio, and continue to hold non-benchmark positions in high-yield corporates and bank loans.

Investment-grade corporate spreads stand at post-crisis lows, and reflect lower quality as well as an overall longer duration relative to their historical levels. (Credit spreads are commonly defined as the differences in yield between treasuries and other types of fixed-income securities with similar maturities.) While these factors are counterbalanced by strong fundamentals, we believe corporates face greater downside risk should volatility increase in the wake of an unexpected change in central-bank policies or slowdown in global economic growth.

Please refer to the Schedule of Investments on pages 8 to 39 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17
--------------------------------------------------------------------------------

       Shares                                                                                                                 Value
                     UNAFFILIATED ISSUERS - 97.6%
                     CONVERTIBLE PREFERRED STOCKS - 1.0% of Net Assets
                     Banks - 1.0%
                     Diversified Banks - 1.0%
          659(a)     Bank of America Corp., 7.25%                                                                     $     869,221
          655(a)     Wells Fargo & Co., 7.5%                                                                                858,043
                                                                                                                      -------------
                     Total Banks                                                                                      $   1,727,264
                                                                                                                      -------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $1,597,583)                                                                                $   1,727,264
                                                                                                                      -------------

    Principal
       Amount
      USD ($)
                     ASSET BACKED SECURITIES - 2.6% of Net Assets
                     Banks - 2.6%
                     Thrifts & Mortgage Finance - 2.6%
       29,783(b)     Bayview Financial Mortgage Pass-Through Trust, Series 2006-A, Class 1A4, 6.087%, 2/28/41         $      29,804
      250,684(c)     Bayview Koitere Fund Trust, Series 2017-RT4, Class A, 3.5%, 7/28/57 (144A)                             255,561
      100,000        BCC Funding Corp. X, Series 2015-1, Class C, 3.622%, 11/20/20 (144A)                                    99,750
        9,148(d)     Bear Stearns Asset Backed Securities I Trust, Series 2005-FR1, Class M1, 2.302%
                     (1 Month USD LIBOR + 75 bps), 6/25/35                                                                    9,157
        7,440(d)     Bear Stearns Asset Backed Securities Trust, Series 2006-SD2, Class A3, 2.042%
                     (1 Month USD LIBOR + 49 bps), 6/25/36                                                                    7,368
      100,000        CoreVest American Finance Trust, Series 2017-1, Class C, 3.756%, 10/15/49 (144A)                        99,455
       55,828(b)     Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3, 3.728%, 7/25/35           55,576
      172,375        Domino's Pizza Master Issuer LLC, Series 2015-1A, Class A2I, 3.484%, 10/25/45 (144A)                   172,975
       40,631(b)     Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32                                40,929
      149,051(d)     Fieldstone Mortgage Investment Trust, Series 2005-3, Class 1A, 1.818%
                     (1 Month USD LIBOR + 49 bps), 2/25/36                                                                  147,093
       45,000        First Investors Auto Owner Trust, Series 2015-2A, Class D, 4.22%, 12/15/21 (144A)                       45,692
      150,000        GLS Auto Receivables Trust, Series 2017-1A, Class B, 2.98%, 12/15/21 (144A)                            149,530
        5,239(d)     GSRPM Mortgage Loan Trust, Series 2006-2, Class A2, 1.852%
                     (1 Month USD LIBOR + 30 bps), 9/25/36 (144A)                                                             5,234
      100,000(d)     Hertz Fleet Lease Funding LP, Series 2016-1, Class E, 4.932%
                     (1 Month USD LIBOR + 350 bps), 4/10/30 (144A)                                                          100,507
       24,004        Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)                               22,257
      200,000        Kabbage Asset Securitization LLC, Series 2017-1, Class A, 4.571%, 3/15/22 (144A)                       204,370
      200,000        Leaf Receivables Funding 12 LLC, Series 2017-1, Class C, 2.83%, 4/15/22 (144A)                         197,651
      200,000        Leaf Receivables Funding 12 LLC, Series 2017-1, Class D, 3.1%, 4/15/22 (144A)                          197,548
      100,000        Nationstar HECM Loan Trust, Series 2017-1A, Class M1, 2.942%, 5/25/27 (144A)                           100,195
       37,500(d)     New Century Home Equity Loan Trust, Series 2005-1, Class A2C, 2.252%
                     (1 Month USD LIBOR + 70 bps), 3/25/35                                                                   37,530
      200,000        New Residential Advance Receivables Trust Advance Receivables Backed Notes,
                     Series 2016-T2, Class BT2, 3.02%, 10/15/49 (144A)                                                      198,870
      197,005(d)     Newtek Small Business Loan Trust, Series 2017-1, Class A, 3.552%
                     (1 Month USD LIBOR + 200 bps), 2/15/43 (144A)                                                          197,044
      236,871(d)     NovaStar Mortgage Funding Trust, Series 2005-3, Class M1, 2.002%
                     (1 Month USD LIBOR + 68 bps), 1/25/36                                                                  236,433
      100,000        Ocwen Master Advance Receivables Trust, Series 2017-T1, Class DT1, 3.536%, 9/15/48 (144A)               99,989
      300,000(d)     Option One Mortgage Loan Trust, Series 2005-3, Class M2, 2.287%
                     (1 Month USD LIBOR + 74 bps), 8/25/35                                                                  299,781
      100,000        Progress Residential Trust, Series 2017-SFR2, Class B, 3.196%, 12/17/34 (144A)                          99,274
        5,089(d)     RAAC Trust, Series 2006-RP2, Class A, 1.802% (1 Month USD LIBOR + 25 bps), 2/25/37 (144A)                5,072

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Thrifts & Mortgage Finance - (continued)
      185,681(b)     RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%, 8/25/22 (144A)                                $     185,813
       97,135        SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23 (144A)                              96,714
       54,523        SCF Equipment Trust LLC, Series 2016-1A, Class A, 3.62%, 11/20/21 (144A)                                54,728
       98,667        STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, 4/20/45 (144A)                             99,403
          693(b)     Structured Asset Securities Corp., Series 2004-19XS, Class A6B, 5.028%, 10/25/34                           711
       21,344(b)     Terwin Mortgage Trust, Series 2005-16HE, Class AF2, 4.761%, 9/25/36                                     21,461
      100,000        Tidewater Sales Finance Master Trust, Series 2017-AA, Class A, 4.55%, 4/15/21 (144A)                    99,599
      200,000(d)     Trafigura Securitisation Finance Plc, Series 2017-1A, Class A1, 2.327%
                     (1 Month USD LIBOR + 85 bps), 12/15/20 (144A)                                                          200,868
      210,000        United Auto Credit Securitization Trust, Series 2017-1, Class C, 2.71%, 1/10/22 (144A)                 208,988
       25,612        Welk Resorts LLC, Series 2015-AA, Class A, 2.79%, 6/16/31 (144A)                                        25,487
      166,334        Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%, 12/20/30 (144A)                                  166,121
      100,000        WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%, 3/15/26 (144A)                                 99,250
                                                                                                                      -------------
                     Total Banks                                                                                      $   4,373,788
                                                                                                                      -------------
                     Diversified Financials - 0.0%+
                     Specialized Finance - 0.0%+
       30,497        JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (144A)                           $      31,538
                                                                                                                      -------------
                     Total Diversified Financials                                                                     $      31,538
                                                                                                                      -------------
                     TOTAL ASSET BACKED SECURITIES
                     (Cost $4,412,653)                                                                                $   4,405,326
                                                                                                                      -------------
                     COLLATERALIZED MORTGAGE OBLIGATIONS - 18.5% of Net Assets
                     Banks - 17.6%
                     Thrifts & Mortgage Finance - 17.6%
      250,000        A10 Term Asset Financing LLC, Series 2017-1A, Class B, 3.15%, 3/15/36 (144A)                     $     250,150
      111,044(c)     Agate Bay Mortgage Trust, Series 2015-1, Class A13, 3.5%, 1/25/45 (144A)                               112,033
       83,573(c)     Agate Bay Mortgage Trust, Series 2015-5, Class A3, 3.5%, 7/25/45 (144A)                                 84,918
      170,652(c)     Agate Bay Mortgage Trust, Series 2015-6, Class B1, 3.615%, 9/25/45 (144A)                              172,789
      209,099(c)     Agate Bay Mortgage Trust, Series 2015-7, Class B1, 3.764%, 10/25/45 (144A)                             213,256
      100,000        American Homes 4 Rent, Series 2015-SFR1, Class C, 4.11%, 4/17/52 (144A)                                102,818
      125,000(d)     Arbor Realty Commercial Real Estate Notes, Ltd., Series 2017-FL1, Class B, 3.977%
                     (1 Month USD LIBOR + 250 bps), 4/15/27 (144A)                                                          128,750
      149,454        B2R Mortgage Trust, Series 2015-1, Class A1, 2.524%, 5/15/48 (144A)                                    148,729
      200,000(d)     BAMLL Commercial Mortgage Securities Trust, Series 2014-FL1, Class B, 3.677%
                     (1 Month USD LIBOR + 220 bps), 12/15/31 (144A)                                                         200,583
      100,000(d)     BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class B, 3.187%
                     (1 Month USD LIBOR + 171 bps), 1/15/28 (144A)                                                          100,211
      100,000(d)     BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class C, 3.477%
                     (1 Month USD LIBOR + 200 bps), 1/15/28 (144A)                                                          100,113
       13,856(c)     Banc of America Commercial Mortgage Trust, Series 2007-4, Class C, 5.859%, 2/10/51 (144A)               13,916
      360,000        BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60                                                      368,496
      336,643(c)     Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class A, 3.5%, 5/28/69 (144A)              342,142
      235,634(c)     Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class A, 3.5%, 6/28/57 (144A)             238,905
      201,250(c)     Bayview Opportunity Master Fund IVb Trust, Series 2016-SPL2, Class A, 4.0%, 6/28/53 (144A)             206,662
      236,013(c)     Bayview Opportunity Master Fund IVb Trust, Series 2017-RT2, Class A, 3.5%, 8/28/57 (144A)              239,923
      238,261(c)     Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL3, Class A, 4.0%, 11/28/53 (144A)            245,393
      100,000        CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class A, 3.357%, 4/10/29 (144A)                    100,071
       12,807(c)     CHL Mortgage Pass-Through Trust, Series 2003-56, Class 4A2, 3.783%, 12/25/33                            13,043
      250,000(c)     Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class B, 4.805%, 3/10/47                        265,350

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Thrifts & Mortgage Finance - (continued)
      250,000(c)     Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class B, 4.345%, 10/10/47                 $     259,012
      150,000        Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5, 3.137%, 2/10/48                       151,184
      152,759        Colony American Finance, Ltd., Series 2015-1, Class A, 2.896%, 10/15/47 (144A)                         153,139
      200,000(d)     Colony American Homes, Series 2014-1A, Class D, 3.627%
                     (1 Month USD LIBOR + 215 bps), 5/17/31 (144A)                                                          200,690
       25,000        COMM Mortgage Trust, Series 2012-CR2, Class AM, 3.791%, 8/15/45                                         25,926
      250,000        COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45                                       250,582
      200,000(c)     COMM Mortgage Trust, Series 2013-CR11, Class C, 5.167%, 8/10/50 (144A)                                 209,971
       50,000        COMM Mortgage Trust, Series 2013-LC6, Class A4, 2.941%, 1/10/46                                         50,358
      233,783(c)     COMM Mortgage Trust, Series 2014-CR20, Class C, 4.504%, 11/10/47                                       237,502
      100,000(d)     COMM Mortgage Trust, Series 2014-FL5, Class B, 3.582%
                     (1 Month USD LIBOR + 215 bps), 10/15/31 (144A)                                                          99,288
      150,000        COMM Mortgage Trust, Series 2014-UBS4, Class A4, 3.42%, 8/10/47                                        154,220
      100,000(c)     COMM Mortgage Trust, Series 2015-CR25, Class B, 4.546%, 8/10/48                                        106,000
      210,000        COMM Mortgage Trust, Series 2015-CR26, Class A4, 3.63%, 10/10/48                                       218,649
      150,000        COMM Mortgage Trust, Series 2015-LC23, Class A4, 3.774%, 10/10/48                                      157,292
      246,708        Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A3, 2.822%, 10/15/45             247,127
      300,000(c)     CSAIL Commercial Mortgage Trust, Series 2016-C5, Class C, 4.536%, 11/15/48                             305,977
      100,000        CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5, 3.09%, 1/15/49                               99,700
      126,815(c)     CSMC Trust, Series 2013-IVR3, Class A1, 2.5%, 5/25/43 (144A)                                           120,638
       89,056(c)     CSMC Trust, Series 2013-IVR3, Class B1, 3.459%, 5/25/43 (144A)                                          89,982
      267,168(c)     CSMC Trust, Series 2013-IVR3, Class B4, 3.459%, 5/25/43 (144A)                                         257,700
      339,458(c)     CSMC Trust, Series 2013-TH1, Class A1, 2.13%, 2/25/43 (144A)                                           324,840
      176,714(c)     CSMC Trust, Series 2014-WIN1, Class B3, 3.925%, 9/25/44 (144A)                                         177,225
       77,100(c)     CSMC Trust, Series 2014-WIN2, Class A8, 3.5%, 10/25/44 (144A)                                           77,812
      139,387(c)     CSMC Trust, Series 2015-2, Class A2, 3.0%, 2/25/45 (144A)                                              139,382
      264,898(c)     CSMC Trust, Series 2015-2, Class A13, 3.0%, 2/25/45 (144A)                                             264,609
      343,016(c)     CSMC Trust, Series 2017-HL2, Class A1, 3.5%, 10/25/47 (144A)                                           345,664
      192,856(c)     CSMLT Trust, Series 2015-1, Class A9, 3.5%, 5/25/45 (144A)                                             195,779
      250,000        DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 9/10/49                                         246,491
      132,859(c)     Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577%, 10/25/47 (144A)                132,851
      424,248(c)     Flagstar Mortgage Trust, Series 2017-2, Class A3, 3.5%, 10/25/47 (144A)                                430,017
      100,000(c)     GAHR Commercial Mortgage Trust, Series 2015-NRF, Class CFX, 3.382%, 12/15/34 (144A)                    100,683
       25,000        GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.682%, 2/10/46 (144A)                      25,343
      200,000(c)     GS Mortgage Securities Trust, Series 2013-GC12, Class C, 4.179%, 6/10/46                               197,687
      100,000(d)     Home Partners of America Trust, Series 2016-1, Class D, 4.76%
                     (1 Month USD LIBOR + 330 bps), 3/17/33 (144A)                                                          100,791
       50,000(c)     Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.173%, 5/15/48 (144A)                             50,785
       98,477        JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3, 4.171%, 8/15/46        103,150
      200,000(c)     JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class B,
                     3.977%, 10/15/45 (144A)                                                                                205,103
      450,000        JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A5,
                     2.84%, 12/15/47                                                                                        452,411
      100,000(d)     JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL4, Class C, 3.677%
                     (1 Month USD LIBOR + 220 bps), 12/15/30 (144A)                                                         100,271
      100,000(d)     JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class C, 3.577%
                     (1 Month USD LIBOR + 210 bps), 7/15/31 (144A)                                                           99,321
      120,790(c)     JP Morgan Mortgage Trust, Series 2013-1, Class 2A3, 3.0%, 3/25/43 (144A)                               121,824
      121,486(c)     JP Morgan Mortgage Trust, Series 2013-2, Class A2, 3.5%, 5/25/43 (144A)                                123,444

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Thrifts & Mortgage Finance - (continued)
       52,888(c)     JP Morgan Mortgage Trust, Series 2014-1, Class 2A12, 3.5%, 1/25/44 (144A)                        $      53,507
      121,563(c)     JP Morgan Mortgage Trust, Series 2014-2, Class 1A1, 3.0%, 6/25/29 (144A)                               122,299
       82,264(c)     JP Morgan Mortgage Trust, Series 2014-2, Class AM, 3.4%, 6/25/29 (144A)                                 82,954
      124,870(c)     JP Morgan Mortgage Trust, Series 2015-4, Class 1A4, 3.5%, 6/25/45 (144A)                               126,802
      271,663(c)     JP Morgan Mortgage Trust, Series 2016-1, Class A3, 3.5%, 5/25/46 (144A)                                275,525
      125,221(c)     JP Morgan Mortgage Trust, Series 2016-1, Class B3, 3.885%, 5/25/46 (144A)                              125,212
      399,515(c)     JP Morgan Mortgage Trust, Series 2016-3, Class 2A1, 3.0%, 10/25/46 (144A)                              402,933
      234,923(c)     JP Morgan Mortgage Trust, Series 2016-4, Class A5, 3.5%, 10/25/46 (144A)                               238,071
      291,507(c)     JP Morgan Mortgage Trust, Series 2016-4, Class A13, 3.5%, 10/25/46 (144A)                              293,040
      440,982(c)     JP Morgan Mortgage Trust, Series 2016-5, Class A1, 2.605%, 12/25/46 (144A)                             439,247
      356,995(c)     JP Morgan Mortgage Trust, Series 2017-1, Class A2, 3.5%, 1/25/47 (144A)                                361,625
      320,000(c)     JP Morgan Mortgage Trust, Series 2017-1, Class A6, 3.5%, 1/25/47 (144A)                                324,150
      386,731(c)     JP Morgan Mortgage Trust, Series 2017-3, Class 1A3, 3.5%, 8/25/47 (144A)                               391,505
      211,781(c)     JP Morgan Mortgage Trust, Series 2017-3, Class 1A13, 3.5%, 8/25/47 (144A)                              212,709
      399,260(c)     JP Morgan Mortgage Trust, Series 2017-3, Class 2A2, 2.5%, 8/25/47 (144A)                               395,143
      342,121(c)     JP Morgan Mortgage Trust, Series 2017-4, Class A5, 3.5%, 11/25/48 (144A)                               346,491
      352,701(c)     JP Morgan Mortgage Trust, Series 2017-5, Class A1A, 3.0%, 10/26/48 (144A)                              354,096
      350,000(c)     JP Morgan Mortgage Trust, Series 2017-6, Class A5, 3.5%, 12/25/48 (144A)                               354,809
      213,615(c)     JP Morgan Seasoned Mortgage Trust, Series 2014-1, Class B2, 1.995%, 5/25/33 (144A)                     210,005
      263,781(c)     JP Morgan Trust, Series 2015-1, Class B1, 2.587%, 12/25/44 (144A)                                      262,454
       71,075(c)     JP Morgan Trust, Series 2015-3, Class A6, 3.0%, 5/25/45 (144A)                                          70,593
      241,223(c)     JP Morgan Trust, Series 2015-6, Class A3, 3.5%, 10/25/45 (144A)                                        244,797
      200,000        JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.801%, 9/15/47                 209,607
      150,000(c)     JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class B, 3.99%, 6/15/49                    153,282
      100,000(c)     JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.096%, 12/15/49 (144A)            78,595
      140,472(d)     La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.0%
                     (Panamanian Mortgage Reference Rate - 125 bps), 12/23/36 (144A)                                        138,716
       41,969(d)     La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 2.25%
                     (Panamanian Mortgage Reference Rate - 300 bps), 9/8/39 (144A)                                           43,162
      100,000(c)     LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.113%, 4/20/48 (144A)                        98,834
      262,369(c)     Metlife Securitization Trust, Series 2017-1A, Class A, 3.0%, 4/25/55 (144A)                            264,996
      382,445(c)     Mill City Mortgage Loan Trust, Series 2017-3, Class A1, 2.75%, 1/25/61 (144A)                          381,970
      150,000        Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.858%, 11/15/45         150,670
      100,000        Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class D, 3.068%, 10/15/48          81,189
      350,000        Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class AS, 3.527%, 11/15/49        351,829
      305,842(c)     New Residential Mortgage Loan Trust, Series 2017-2A, Class A4, 4.0%, 3/25/57 (144A)                    314,498
      317,421(c)     NRP Mortgage Trust, Series 2013-1, Class A1, 3.25%, 7/25/43 (144A)                                     318,488
      238,648(c)     NRP Mortgage Trust, Series 2013-1, Class B2, 3.313%, 7/25/43 (144A)                                    235,248
      205,043(c)     PMT Loan Trust, Series 2013-J1, Class A11, 3.5%, 9/25/43 (144A)                                        208,920
      317,316(b)     Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 2.25%, 7/25/56                           314,100
      187,861(c)     Sequoia Mortgage Trust, Series 2012-1, Class 2A1, 3.474%, 1/25/42                                      189,217
       67,422(c)     Sequoia Mortgage Trust, Series 2012-6, Class A2, 1.808%, 12/25/42                                       63,079
      244,469(c)     Sequoia Mortgage Trust, Series 2013-2, Class A, 1.874%, 2/25/43                                        230,908
      127,876(c)     Sequoia Mortgage Trust, Series 2013-4, Class A1, 2.325%, 4/25/43                                       124,232
      276,096(c)     Sequoia Mortgage Trust, Series 2013-4, Class A2, 2.5%, 4/25/43                                         268,331
      270,180(c)     Sequoia Mortgage Trust, Series 2013-4, Class B1, 3.49%, 4/25/43                                        266,392
      446,257(c)     Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)                                  444,391
      337,560(c)     Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43                                         330,467

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Thrifts & Mortgage Finance - (continued)
      106,626(c)     Sequoia Mortgage Trust, Series 2013-7, Class A1, 2.5%, 6/25/43                                   $     103,705
      417,860(c)     Sequoia Mortgage Trust, Series 2013-7, Class A2, 3.0%, 6/25/43                                         416,815
       74,165(c)     Sequoia Mortgage Trust, Series 2015-1, Class A2, 3.0%, 1/25/45 (144A)                                   73,572
      246,254(c)     Sequoia Mortgage Trust, Series 2015-2, Class A1, 3.5%, 5/25/45 (144A)                                  250,224
      196,579(c)     Sequoia Mortgage Trust, Series 2015-4, Class A1, 3.0%, 11/25/30 (144A)                                 198,273
      119,780(c)     Sequoia Mortgage Trust, Series 2016-2, Class A19, 3.5%, 8/25/46 (144A)                                 120,435
      111,245(c)     Sequoia Mortgage Trust, Series 2016-2, Class B1, 3.76%, 8/25/46 (144A)                                 108,211
      378,495(c)     Sequoia Mortgage Trust, Series 2017-2, Class A1, 3.5%, 3/25/47 (144A)                                  387,094
      265,866(c)     Sequoia Mortgage Trust, Series 2017-3, Class A1, 3.5%, 4/25/47 (144A)                                  268,660
      309,025(c)     Sequoia Mortgage Trust, Series 2017-5, Class A1, 3.5%, 8/25/47 (144A)                                  314,228
      191,460(c)     Sequoia Mortgage Trust, Series 2017-6, Class A1, 3.5%, 9/25/47 (144A)                                  194,499
      302,592(c)     Sequoia Mortgage Trust, Series 2017-7, Class A1, 3.5%, 10/25/47 (144A)                                 307,267
      328,379(c)     Sequoia Mortgage Trust, Series 2017-CH1, Class A2, 3.5%, 10/25/47 (144A)                               331,026
      128,482(c)     Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.0%, 12/25/47 (144A)                               130,880
      183,326(c)     Shellpoint Co.-Originator Trust, Series 2016-1, Class 2A3, 3.0%, 10/25/31 (144A)                       183,004
      240,409(c)     Shellpoint Co.-Originator Trust, Series 2017-1, Class A1, 3.5%, 4/25/47 (144A)                         243,020
      373,430(c)     Shellpoint Co.-Originator Trust, Series 2017-2, Class A1, 3.5%, 10/25/47 (144A)                        378,840
      200,000(d)     Starwood Waypoint Homes Trust, Series 2017-1, Class B, 2.661%
                     (1 Month USD LIBOR + 117 bps), 1/17/35 (144A)                                                          199,718
      278,274(c)     Towd Point Mortgage Trust, Series 2015-3, Class A1A, 3.5%, 3/25/54 (144A)                              281,508
      386,891(c)     Towd Point Mortgage Trust, Series 2015-3, Class A4B, 3.5%, 3/25/54 (144A)                              391,192
      265,000(c)     Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)                              275,149
      430,000(c)     Towd Point Mortgage Trust, Series 2017-2, Class A2, 3.25%, 4/25/57 (144A)                              435,998
      360,000(c)     Towd Point Mortgage Trust, Series 2017-3, Class A2, 3.0%, 7/25/57 (144A)                               357,110
      399,428        Towd Point Mortgage Trust, Series 2017-5, Class XA, 3.5%, 2/25/57 (144A)                               397,983
      431,049(b)     Verus Securitization Trust, Series 2017-SG1A, Class A1, 2.69%, 11/25/47 (144A)                         431,163
      150,000        Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB, 3.477%, 8/15/50                    154,270
      260,000        Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.617%, 9/15/57                     269,850
      250,000        Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A3, 3.294%, 1/15/59                      253,926
      100,000(c)     WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, 4.403%, 3/15/48 (144A)                       93,380
      150,000        WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A4, 4.136%, 9/15/46                            160,122
       90,384(c)     WinWater Mortgage Loan Trust, Series 2015-3, Class A3, 3.5%, 3/20/45 (144A)                             91,669
      218,078(c)     WinWater Mortgage Loan Trust, Series 2015-4, Class A3, 3.5%, 6/20/45 (144A)                            220,020
      143,653(c)     WinWater Mortgage Loan Trust, Series 2015-5, Class B3, 3.798%, 8/20/45 (144A)                          138,775
       89,537(c)     WinWater Mortgage Loan Trust, Series 2016-1, Class 1A5, 3.5%, 1/20/46 (144A)                            90,586
                                                                                                                      -------------
                     Total Banks                                                                                      $  30,259,931
                                                                                                                      -------------
                     Government - 0.9%
       37,961        Federal Home Loan Mortgage Corp. REMICS, Series 2944, Class OH, 5.5%, 3/15/35                    $      41,191
        1,032        Federal Home Loan Mortgage Corp. REMICS, Series 3835, Class VC, 4.0%, 6/15/22                            1,031
      209,666        Federal Home Loan Mortgage Corp. Whole Loan Securities Trust, Series 2017-SC02,
                     Class 2A1, 3.5%, 5/25/47                                                                               212,114
        7,571        Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29                    7,978
      550,000        Federal National Mortgage Association REMICS, Series 2013-61, Class BY, 3.0%, 6/25/43                  533,003
      200,000(c)     FREMF Mortgage Trust, Series 2012-K710, Class B, 3.812%, 6/25/47 (144A)                                203,205
       83,554(d)     FREMF Mortgage Trust, Series 2014-KF05, Class B, 5.372% (1 Month USD LIBOR + 400 bps),
                     9/25/22 (144A)                                                                                          85,933
       67,014(d)     FREMF Mortgage Trust, Series 2014-KS02, Class B, 6.372% (1 Month USD LIBOR + 500 bps),
                     8/25/23 (144A)                                                                                          66,746

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Government - (continued)
      125,000(c)     FREMF Mortgage Trust, Series 2015-K51, Class B, 3.953%, 10/25/48 (144A)                          $     128,097
       28,621        Government National Mortgage Association, Series 2005-61, Class UZ, 5.25%, 8/16/35                      30,902
       20,409        Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41                      20,540
    2,438,336(c)(e)  Government National Mortgage Association, Series 2017-21, Class IO, 0.802%, 10/16/58                   194,341
                                                                                                                      -------------
                     Total Government                                                                                 $   1,525,081
                                                                                                                      -------------
                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                     (Cost $31,998,166)                                                                               $  31,785,012
                                                                                                                      -------------
                     CORPORATE BONDS - 33.2% of Net Assets
                     Automobiles & Components - 0.8%
                     Auto Parts & Equipment - 0.2%
      250,000        Dana Financing Luxembourg S.a.r.l., 6.5%, 6/1/26 (144A)                                          $     270,937
                                                                                                                      -------------
                     Automobile Manufacturers - 0.6%
      225,000        Ford Motor Credit Co., LLC, 2.24%, 6/15/18                                                       $     225,213
      200,000        Ford Motor Credit Co., LLC, 3.219%, 1/9/22                                                             201,232
      280,000        Ford Motor Credit Co., LLC, 4.389%, 1/8/26                                                             293,775
      350,000        Toyota Motor Credit Corp., 2.125%, 7/18/19                                                             350,010
                                                                                                                      -------------
                                                                                                                      $   1,070,230
                                                                                                                      -------------
                     Total Automobiles & Components                                                                   $   1,341,167
                                                                                                                      -------------
                     Banks - 3.3%
                     Diversified Banks - 2.6%
      200,000        Australia & New Zealand Banking Group, Ltd., 4.5%, 3/19/24 (144A)                                $     209,825
      200,000        Bank of America Corp., 4.2%, 8/26/24                                                                   210,614
      250,000        Barclays Plc, 4.375%, 1/12/26                                                                          260,055
       75,000        BBVA Bancomer SA, 4.375%, 4/10/24 (144A)                                                                78,187
       75,000        BBVA Bancomer SA, 6.5%, 3/10/21 (144A)                                                                  81,656
      450,000(a)(c)  BNP Paribas SA, 7.625% (5 Year USD Swap Rate + 631 bps) (144A)                                         495,000
      200,000        BPCE SA, 4.875%, 4/1/26 (144A)                                                                         214,203
       90,000        Cooperatieve Rabobank UA, 3.875%, 2/8/22                                                                94,535
      250,000        Cooperatieve Rabobank UA, 3.95%, 11/9/22                                                               260,650
      500,000        Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22                                              515,770
      150,000        HSBC Bank Plc, 7.65%, 5/1/25                                                                           184,810
      400,000(a)(c)  ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                                                    434,000
      400,000        Lloyds Banking Group Plc, 4.65%, 3/24/26                                                               422,362
      200,000        Nordea Bank AB, 4.25%, 9/21/22 (144A)                                                                  209,865
      435,000(a)(c)  Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)                              489,919
      200,000        Standard Chartered Plc, 3.95%, 1/11/23 (144A)                                                          201,847
                                                                                                                      -------------
                                                                                                                      $   4,363,298
                                                                                                                      -------------
                     Regional Banks - 0.4%
      300,000        KeyCorp, 5.1%, 3/24/21                                                                           $     323,303
      425,000        SunTrust Bank, 2.45%, 8/1/22                                                                           419,070
                                                                                                                      -------------
                                                                                                                      $     742,373
                                                                                                                      -------------
                     Thrifts & Mortgage Finance - 0.3%
      255,000        Nationwide Building Society, 4.0%, 9/14/26 (144A)                                                $     257,794
      250,000(c)     Nationwide Building Society, 4.125% (5 Year USD 1100 Run ICE Swap Rate + 185 bps),
                     10/18/32 (144A)                                                                                        250,084
                                                                                                                      -------------
                                                                                                                      $     507,878
                                                                                                                      -------------
                     Total Banks                                                                                      $   5,613,549
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Capital Goods - 2.0%
                     Aerospace & Defense - 1.2%
      168,000        Embraer Netherlands Finance BV, 5.4%, 2/1/27                                                     $     181,440
      314,000        L3 Technologies, Inc., 3.95%, 5/28/24                                                                  326,859
      410,000        Lockheed Martin Corp., 3.1%, 1/15/23                                                                   416,595
      470,000        Rockwell Collins, Inc., 3.2%, 3/15/24                                                                  473,603
      285,000        Spirit AeroSystems, Inc., 3.85%, 6/15/26                                                               289,402
      355,000(b)     United Technologies Corp., 1.778%, 5/4/18                                                              354,457
                                                                                                                      -------------
                                                                                                                      $   2,042,356
                                                                                                                      -------------
                     Building Products - 0.6%
      270,000        Fortune Brands Home & Security, Inc., 3.0%, 6/15/20                                              $     272,436
      225,000        Masco Corp., 4.375%, 4/1/26                                                                            237,487
       19,000        Masco Corp., 5.95%, 3/15/22                                                                             21,036
      210,000        Owens Corning, 3.4%, 8/15/26                                                                           206,123
      175,000        Owens Corning, 4.2%, 12/1/24                                                                           183,342
      160,000        Standard Industries, Inc., 5.5%, 2/15/23 (144A)                                                        166,800
                                                                                                                      -------------
                                                                                                                      $   1,087,224
                                                                                                                      -------------
                     Construction & Engineering - 0.0%+
       40,000        Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                                                    $      40,950
       40,000        Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                                                         41,600
                                                                                                                      -------------
                                                                                                                      $      82,550
                                                                                                                      -------------
                     Industrial Conglomerates - 0.2%
      250,000        General Electric Co., 5.3%, 2/11/21                                                              $     269,948
                                                                                                                      -------------
                     Total Capital Goods                                                                              $   3,482,078
                                                                                                                      -------------
                     Commercial Services & Supplies - 0.3%
                     Environmental & Facilities Services - 0.1%
      175,000        Republic Services, Inc., 2.9%, 7/1/26                                                            $     171,357
                                                                                                                      -------------
                     Research & Consulting Services - 0.2%
      222,000        Verisk Analytics, Inc., 5.5%, 6/15/45                                                            $     258,652
                                                                                                                      -------------
                     Total Commercial Services & Supplies                                                             $     430,009
                                                                                                                      -------------
                     Consumer Durables & Apparel - 0.1%
                     Homebuilding - 0.1%
      195,000        Lennar Corp., 4.75%, 4/1/21                                                                      $     202,800
                                                                                                                      -------------
                     Total Consumer Durables & Apparel                                                                $     202,800
                                                                                                                      -------------
                     Consumer Services - 0.1%
                     Education Services - 0.1%
       25,000        Massachusetts Institute of Technology, 5.6%, 7/1/11                                              $      34,519
       50,000        President & Fellows of Harvard College, 2.3%, 10/1/23                                                   48,976
      100,000        Tufts University, 5.017%, 4/15/12                                                                      114,287
                                                                                                                      -------------
                     Total Consumer Services                                                                          $     197,782
                                                                                                                      -------------
                     Diversified Financials - 3.6%
                     Asset Management & Custody Banks - 0.6%
      345,000(d)     Bank of New York Mellon Corp., 2.428% (3 Month USD LIBOR + 105 bps), 10/30/23                    $     354,455
      275,000        Blackstone Holdings Finance Co., LLC, 6.25%, 8/15/42 (144A)                                            360,267
      125,000        Legg Mason, Inc., 3.95%, 7/15/24                                                                       127,882
      100,000        Legg Mason, Inc., 4.75%, 3/15/26                                                                       107,147
                                                                                                                      -------------
                                                                                                                      $     949,751
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Consumer Finance - 0.8%
      100,000        Ally Financial, Inc., 4.625%, 3/30/25                                                            $     105,000
      200,000        Ally Financial, Inc., 5.125%, 9/30/24                                                                  216,250
      400,000        Capital One Financial Corp., 3.75%, 4/24/24                                                            410,925
      440,000        General Motors Financial Co., Inc., 4.0%, 1/15/25                                                      452,087
      175,000        Hyundai Capital America, 2.0%, 3/19/18 (144A)                                                          174,945
                                                                                                                      -------------
                                                                                                                      $   1,359,207
                                                                                                                      -------------
                     Diversified Capital Markets - 0.7%
      200,000(a)(c)  Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate + 511 bps)                                  $     218,900
      200,000(d)     ICBCIL Finance Co., Ltd., 3.083% (3 Month USD LIBOR + 167 bps), 11/13/18 (144A)                        201,457
      180,000(c)     Macquarie Group, Ltd., 3.189% (3 Month USD LIBOR + 102 bps), 11/28/23 (144A)                           178,747
      190,000        Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                                            202,422
      400,000(a)(c)  UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)                                                  435,120
                                                                                                                      -------------
                                                                                                                      $   1,236,646
                                                                                                                      -------------
                     Investment Banking & Brokerage - 0.7%
      125,000        E*TRADE Financial Corp., 2.95%, 8/24/22                                                          $     123,945
      286,000(c)     Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25                               284,848
      325,000        Morgan Stanley, 4.1%, 5/22/23                                                                          338,598
      225,000        TD Ameritrade Holding Corp., 3.3%, 4/1/27                                                              227,045
      250,000        UBS AG, 7.625%, 8/17/22                                                                                292,050
                                                                                                                      -------------
                                                                                                                      $   1,266,486
                                                                                                                      -------------
                     Other Diversified Financial Services - 0.2%
      400,000        Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)                                             $     393,322
                                                                                                                      -------------
                     Specialized Finance - 0.6%
      500,000        MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                                              $     497,767
      450,000        USAA Capital Corp., 2.45%, 8/1/20 (144A)                                                               449,840
                                                                                                                      -------------
                                                                                                                      $     947,607
                                                                                                                      -------------
                     Total Diversified Financials                                                                     $   6,153,019
                                                                                                                      -------------
                     Energy - 5.0%
                     Integrated Oil & Gas - 0.7%
      225,000        BP Capital Markets Plc, 3.062%, 3/17/22                                                          $     229,163
      225,000        Chevron Corp., 2.193%, 11/15/19                                                                        225,479
      165,000        Petroleos Mexicanos, 3.5%, 1/30/23                                                                     161,535
      115,000        Petroleos Mexicanos, 6.5%, 3/13/27 (144A)                                                              125,695
      220,000        Petroleos Mexicanos, 6.5%, 3/13/27 (144A)                                                              240,460
      200,000        Sinopec Group Overseas Development 2015, Ltd., 2.5%, 4/28/20 (144A)                                    198,945
                                                                                                                      -------------
                                                                                                                      $   1,181,277
                                                                                                                      -------------
                     Oil & Gas Drilling - 0.2%
      235,000        Rowan Cos., Inc., 4.75%, 1/15/24                                                                 $     206,800
      128,000        Rowan Cos., Inc., 5.85%, 1/15/44                                                                        99,840
                                                                                                                      -------------
                                                                                                                      $     306,640
                                                                                                                      -------------
                     Oil & Gas Exploration & Production - 0.4%
      229,000        Canadian Natural Resources, Ltd., 6.25%, 3/15/38                                                 $     285,973
       80,000        Canadian Natural Resources, Ltd., 6.75%, 2/1/39                                                        103,003
      200,000        CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                                                           210,845
      145,000        Newfield Exploration Co., 5.625%, 7/1/24                                                               155,875
                                                                                                                      -------------
                                                                                                                      $     755,696
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Oil & Gas Refining & Marketing - 0.4%
      140,000        Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                                                    $     147,856
       75,000        Motiva Enterprises LLC, 6.85%, 1/15/40 (144A)                                                           94,189
      312,000        Valero Energy Corp., 6.625%, 6/15/37                                                                   411,189
                                                                                                                      -------------
                                                                                                                      $     653,234
                                                                                                                      -------------
                     Oil & Gas Storage & Transportation - 3.3%
      340,000        Andeavor Logistics LP / Tesoro Logistics Finance Corp., 4.25%, 12/1/27                           $     342,918
      325,000        Boardwalk Pipelines LP, 4.95%, 12/15/24                                                                348,170
      205,000        Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                                                     208,587
      100,000        DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                                                      108,125
      304,000        Enable Midstream Partners LP, 3.9%, 5/15/24                                                            305,843
      136,000        Enable Midstream Partners LP, 4.4%, 3/15/27                                                            138,294
      125,000        Energy Transfer LP, 6.5%, 2/1/42                                                                       141,539
      175,000        Kinder Morgan Energy Partners LP, 4.25%, 9/1/24                                                        181,244
      338,000        Kinder Morgan, Inc., 5.05%, 2/15/46                                                                    350,822
      230,000        Kinder Morgan, Inc., 5.55%, 6/1/45                                                                     251,711
      175,000        MPLX LP, 4.125%, 3/1/27                                                                                179,242
      110,000        MPLX LP, 4.875%, 12/1/24                                                                               118,569
      175,000        MPLX LP, 4.875%, 6/1/25                                                                                187,551
      110,000        MPLX LP, 5.5%, 2/15/23                                                                                 113,199
      450,000        Phillips 66 Partners LP, 3.75%, 3/1/28                                                                 450,206
      360,000        Plains All American Pipeline LP / PAA Finance Corp., 4.65%, 10/15/25                                   370,977
      375,000        Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                                                            402,404
      200,000        Spectra Energy Capital LLC, 6.2%, 4/15/18                                                              202,171
       50,000        Spectra Energy Capital LLC, 6.75%, 7/15/18                                                              51,128
      100,000        Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45                                                 99,371
      175,000        Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47                                                 176,182
       25,000        Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                                  26,628
      267,000        Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.0%, 1/15/28 (144A)             266,332
      215,000        TransCanada PipeLines, Ltd., 1.875%, 1/12/18                                                           214,996
       89,000        Williams Cos., Inc., 7.75%, 6/15/31                                                                    109,693
      305,000        Williams Partners LP, 5.1%, 9/15/45                                                                    335,430
                                                                                                                      -------------
                                                                                                                      $   5,681,332
                                                                                                                      -------------
                     Total Energy                                                                                     $   8,578,179
                                                                                                                      -------------
                     Food & Staples Retailing - 0.4
                     Drug Retail - 0.2%
       33,518        CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                                   $      35,622
       88,753        CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                                          99,792
       50,586        CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)                                                          57,665
      151,032        CVS Pass-Through Trust, 6.036%, 12/10/28                                                               167,901
                                                                                                                      -------------
                                                                                                                      $     360,980
                                                                                                                      -------------
                     Food Retail - 0.2%
      250,000        Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)                                            $     249,769
                                                                                                                      -------------
                     Total Food & Staples Retailing                                                                   $     610,749
                                                                                                                      -------------
                     Food, Beverage & Tobacco - 1.8%
                     Brewers - 0.2%
      260,000(d)     Anheuser-Busch InBev Finance, Inc., 2.641% (3 Month USD LIBOR + 126 bps), 2/1/21                 $     268,301
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Distillers & Vintners - 0.4%
      290,000        Constellation Brands, Inc., 3.7%, 12/6/26                                                        $     298,188
      150,000        Pernod Ricard SA, 3.25%, 6/8/26 (144A)                                                                 150,655
      182,000        Pernod Ricard SA, 4.45%, 1/15/22 (144A)                                                                193,326
                                                                                                                      -------------
                                                                                                                      $     642,169
                                                                                                                      -------------
                     Packaged Foods & Meats - 0.9%
      445,000(d)     Kraft Heinz Foods Co., 1.98% (3 Month USD LIBOR + 57 bps), 2/10/21                               $     446,118
      350,000        Kraft Heinz Foods Co., 3.95%, 7/15/25                                                                  361,505
      200,000        Mondelez International Holdings Netherlands BV, 2.0%, 10/28/21 (144A)                                  194,573
      100,000        Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                                           98,673
      225,000        Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                                           223,532
      120,000(d)     Tyson Foods, Inc., 1.891% (3 Month USD LIBOR + 45 bps), 8/21/20                                        120,279
      105,000(d)     Tyson Foods, Inc., 2.037% (3 Month USD LIBOR + 55 bps), 6/2/20                                         105,575
                                                                                                                      -------------
                                                                                                                      $   1,550,255
                                                                                                                      -------------
                     Tobacco - 0.3%
      570,000        Reynolds American, Inc., 4.45%, 6/12/25                                                          $     607,760
                                                                                                                      -------------
                     Total Food, Beverage & Tobacco                                                                   $   3,068,485
                                                                                                                      -------------
                     Health Care Equipment & Services - 0.9
                     Health Care Distributors - 0.4%
      340,000        AmerisourceBergen Corp., 3.45%, 12/15/27                                                         $     337,171
      274,000        Cardinal Health, Inc., 3.079%, 6/15/24                                                                 269,729
                                                                                                                      -------------
                                                                                                                      $     606,900
                                                                                                                      -------------
                     Health Care Equipment - 0.1%
      251,000        Becton Dickinson and Co., 3.734%, 12/15/24                                                       $     257,073
                                                                                                                      -------------
                     Managed Health Care - 0.4%
      445,000        Anthem, Inc., 3.35%, 12/1/24                                                                     $     451,463
      130,000        Humana, Inc., 3.95%, 3/15/27                                                                           134,600
      145,000        Molina Healthcare, Inc., 5.375%, 11/15/22                                                              151,162
                                                                                                                      -------------
                                                                                                                      $     737,225
                                                                                                                      -------------
                     Total Health Care Equipment & Services                                                           $   1,601,198
                                                                                                                      -------------
                     Household & Personal Products - 0.2%
                     Household Products - 0.2%
      295,000        Church & Dwight Co., Inc., 2.45%, 8/1/22                                                         $     291,387
                                                                                                                      -------------
                     Total Household & Personal Products                                                              $     291,387
                                                                                                                      -------------
                     Insurance - 1.8%
                     Insurance Brokers - 0.2%
      370,000        Brown & Brown, Inc., 4.2%, 9/15/24                                                               $     387,858
                                                                                                                      -------------
                     Life & Health Insurance - 0.8%
      310,000        Aflac, Inc., 3.625%, 11/15/24                                                                    $     324,260
      260,000(d)     AIG Global Funding, 2.175% (3 Month USD LIBOR + 48 bps), 7/2/20 (144A)                                 260,882
       75,000        Principal Life Global Funding II, 1.5%, 4/18/19 (144A)                                                  74,353
      145,000        Protective Life Corp., 7.375%, 10/15/19                                                                157,157
      150,000        Protective Life Global Funding, 2.615%, 8/22/22 (144A)                                                 147,858
      145,000        Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (144A)                             153,343
      155,000        Teachers Insurance & Annuity Association of America, 4.9%, 9/15/44 (144A)                              177,301
       26,000        Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)                             36,734
                                                                                                                      -------------
                                                                                                                      $   1,331,888
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Multi-Line Insurance - 0.3%
      225,000        American International Group, Inc., 3.875%, 1/15/35                                              $     225,849
       90,000        AXA SA, 8.6%, 12/15/30                                                                                 129,487
      125,000        Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                                                  183,202
                                                                                                                      -------------
                                                                                                                      $     538,538
                                                                                                                      -------------
                     Property & Casualty Insurance - 0.5%
      300,000        CNA Financial Corp., 4.5%, 3/1/26                                                                $     319,297
       75,000        Delphi Financial Group, Inc., 7.875%, 1/31/20                                                           82,624
      340,000(c)     Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)                       340,952
                                                                                                                      -------------
                                                                                                                      $     742,873
                                                                                                                      -------------
                     Reinsurance - 0.0%+
       50,000+(f)(g) Lorenz Re, Ltd., Variable Rate Notes, 3/31/19                                                    $       2,800
       50,000+(f)(g) Lorenz Re, Ltd., Variable Rate Notes, 3/31/20                                                           41,460
                                                                                                                      -------------
                                                                                                                      $      44,260
                                                                                                                      -------------
                     Total Insurance                                                                                  $   3,045,417
                                                                                                                      -------------
                     Materials - 1.1%
                     Commodity Chemicals - 0.1%
      100,000        NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                                      $      99,750
                                                                                                                      -------------
                     Construction Materials - 0.2%
      400,000        CRH America, Inc., 3.875%, 5/18/25 (144A)                                                        $     417,541
                                                                                                                      -------------
                     Copper - 0.1%
       45,000        Freeport-McMoRan, Inc., 3.875%, 3/15/23                                                          $      44,775
      100,000        Freeport-McMoRan, Inc., 4.55%, 11/14/24                                                                101,670
                                                                                                                      -------------
                                                                                                                      $     146,445
                                                                                                                      -------------
                     Diversified Chemicals - 0.1%
      180,000        CF Industries, Inc., 5.375%, 3/15/44                                                             $     177,750
                                                                                                                      -------------
                     Diversified Metals & Mining - 0.2%
      200,000        Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                                                $     209,324
      200,000        Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                                                     211,933
                                                                                                                      -------------
                                                                                                                      $     421,257
                                                                                                                      -------------
                     Fertilizers & Agricultural Chemicals - 0.2%
      329,000        Agrium, Inc., 5.25%, 1/15/45                                                                     $     382,781
                                                                                                                      -------------
                     Metal & Glass Containers - 0.1%
      170,000        Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 9/30/26                              $     167,450
                                                                                                                      -------------
                     Paper Packaging - 0.1%
      120,000        International Paper Co., 6.0%, 11/15/41                                                          $     150,201
                                                                                                                      -------------
                     Total Materials                                                                                  $   1,963,175
                                                                                                                      -------------
                     Media - 0.7%
                     Cable & Satellite - 0.7%
      315,000        Charter Communications Operating LLC / Charter Communications Operating Capital,
                     6.384%, 10/23/35                                                                                 $     367,802
      425,000        Cox Communications, Inc., 3.35%, 9/15/26 (144A)                                                        415,329
      200,000        Sky Plc, 3.75%, 9/16/24 (144A)                                                                         208,591
      100,000        Sky Plc, 6.1%, 2/15/18 (144A)                                                                          100,466
       25,000        Time Warner Cable LLC, 6.55%, 5/1/37                                                                    29,402
      100,000        Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                                107,750
                                                                                                                      -------------
                     Total Media                                                                                      $   1,229,340
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Pharmaceuticals, Biotechnology & Life Sciences - 1.4%
                     Biotechnology - 0.8%
       25,000        AbbVie, Inc., 2.85%, 5/14/23                                                                     $      24,945
      530,000        AbbVie, Inc., 3.6%, 5/14/25                                                                            544,880
      475,000        Baxalta, Inc., 3.6%, 6/23/22                                                                           485,803
      200,000        Biogen, Inc., 3.625%, 9/15/22                                                                          207,270
      125,000        Biogen, Inc., 4.05%, 9/15/25                                                                           132,275
                                                                                                                      -------------
                                                                                                                      $   1,395,173
                                                                                                                      -------------
                     Life Sciences Tools & Services - 0.2%
      380,000        Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                                                    $     382,343
                                                                                                                      -------------
                     Pharmaceuticals - 0.4%
      375,000        Mylan NV, 3.95%, 6/15/26                                                                         $     378,138
      200,000        Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                                          203,351
      175,000        Teva Pharmaceutical Finance Netherlands III BV, 4.1%, 10/1/46                                          133,263
                                                                                                                      -------------
                                                                                                                      $     714,752
                                                                                                                      -------------
                     Total Pharmaceuticals, Biotechnology & Life Sciences                                             $   2,492,268
                                                                                                                      -------------
                     Real Estate - 1.6%
                     Diversified REITs - 0.5%
      160,000        Duke Realty LP, 3.625%, 4/15/23                                                                  $     163,898
      215,000        Duke Realty LP, 3.75%, 12/1/24                                                                         222,029
      360,000        Essex Portfolio LP, 3.5%, 4/1/25                                                                       363,087
      145,000        Ventas Realty LP, 3.125%, 6/15/23                                                                      145,061
                                                                                                                      -------------
                                                                                                                      $     894,075
                                                                                                                      -------------
                     Health Care REITs - 0.2%
      205,000        Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                                            $     201,838
      200,000        Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                                 199,189
                                                                                                                      -------------
                                                                                                                      $     401,027
                                                                                                                      -------------
                     Office REITs - 0.6%
       75,000        Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                                            $      75,316
       50,000        Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23                                                    51,674
       25,000        Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                                   25,538
      200,000        Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                                    212,376
       50,000        Highwoods Realty LP, 3.2%, 6/15/21                                                                      50,426
      290,000        Highwoods Realty LP, 3.625%, 1/15/23                                                                   293,166
      250,000        Piedmont Operating Partnership LP, 3.4%, 6/1/23                                                        248,367
                                                                                                                      -------------
                                                                                                                      $     956,863
                                                                                                                      -------------
                     Residential REITs - 0.3%
       75,000        UDR, Inc., 2.95%, 9/1/26                                                                         $      72,081
      350,000        UDR, Inc., 4.0%, 10/1/25                                                                               364,934
                                                                                                                      -------------
                                                                                                                      $     437,015
                                                                                                                      -------------
                     Total Real Estate                                                                                $   2,688,980
                                                                                                                      -------------
                     Retailing - 0.8%
                     Automotive Retail - 0.1%
      110,000        AutoZone, Inc., 2.5%, 4/15/21                                                                    $     109,233
                                                                                                                      -------------
                     Home Improvement Retail - 0.1%
      210,000        Home Depot, Inc., 2.6%, 6/1/22                                                                   $     211,172
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Internet Retail - 0.6%
      120,000        Amazon.com, Inc., 2.8%, 8/22/24 (144A)                                                           $     119,635
      175,000        Expedia, Inc., 4.5%, 8/15/24                                                                           183,269
      185,000        Expedia, Inc., 5.0%, 2/15/26                                                                           197,769
      260,000        Priceline Group, Inc., 3.55%, 3/15/28                                                                  257,546
       50,000        Priceline Group, Inc., 3.6%, 6/1/26                                                                     50,214
      300,000        Priceline Group, Inc., 3.65%, 3/15/25                                                                  304,912
                                                                                                                      -------------
                                                                                                                      $   1,113,345
                                                                                                                      -------------
                     Total Retailing                                                                                  $   1,433,750
                                                                                                                      -------------
                     Semiconductors & Semiconductor Equipment - 0.2%
                     Semiconductors - 0.2%
       50,000        Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.125%, 1/15/25 (144A)                           $      47,798
      360,000        Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.625%, 1/15/24 (144A)                                 357,979
                                                                                                                      -------------
                     Total Semiconductors & Semiconductor Equipment                                                   $     405,777
                                                                                                                      -------------
                     Software & Services - 0.9%
                     Data Processing & Outsourced Services - 0.2%
      125,000        Cardtronics, Inc., 5.125%, 8/1/22                                                                $     118,750
       35,000        Cardtronics, Inc., 5.5%, 5/1/25 (144A)                                                                  31,588
      165,000        Visa, Inc., 2.2%, 12/14/20                                                                             164,870
                                                                                                                      -------------
                                                                                                                      $     315,208
                                                                                                                      -------------
                     Internet Software & Services - 0.2%
      400,000        Alibaba Group Holding, Ltd., 3.4%, 12/6/27                                                       $     399,899
                                                                                                                      -------------
                     IT Consulting & Other Services - 0.1%
      110,000        j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.0%, 7/15/25 (144A)                         $     115,775
                                                                                                                      -------------
                     Systems Software - 0.4%
      165,000        CA, Inc., 3.6%, 8/15/22                                                                          $     167,286
      220,000        Microsoft Corp., 2.0%, 8/8/23                                                                          213,710
      375,000        Oracle Corp., 2.5%, 5/15/22                                                                            375,591
                                                                                                                      -------------
                                                                                                                      $     756,587
                                                                                                                      -------------
                     Total Software & Services                                                                        $   1,587,469
                                                                                                                      -------------
                     Technology Hardware & Equipment - 0.5%
                     Electronic Components - 0.2%
      300,000        Amphenol Corp., 3.125%, 9/15/21                                                                  $     304,766
      102,000        Amphenol Corp., 3.2%, 4/1/24                                                                           102,690
                                                                                                                      -------------
                                                                                                                      $     407,456
                                                                                                                      -------------
                     Electronic Manufacturing Services - 0.2%
      250,000        Flex, Ltd., 4.75%, 6/15/25                                                                       $     267,472
                                                                                                                      -------------
                     Technology Hardware, Storage & Peripherals - 0.1%
      200,000        NCR Corp., 6.375%, 12/15/23                                                                      $     209,500
                                                                                                                      -------------
                     Total Technology Hardware & Equipment                                                            $     884,428
                                                                                                                      -------------
                     Telecommunication Services - 0.6%
                     Integrated Telecommunication Services - 0.3%
      375,000        AT&T, Inc., 5.15%, 2/14/50                                                                       $     379,674
       65,000        CenturyLink, Inc., 5.8%, 3/15/22                                                                        63,661
      100,000        Frontier Communications Corp., 7.125%, 1/15/23                                                          66,500
      100,000        GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                                                   99,161
                                                                                                                      -------------
                                                                                                                      $     608,996
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Wireless Telecommunication Services - 0.3%
      155,000        Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                                                  $     162,110
       50,000        SBA Tower Trust, 2.877%, 7/9/21 (144A)                                                                  49,625
      235,000        SBA Tower Trust, 3.869%, 10/8/24 (144A)                                                                237,039
                                                                                                                      -------------
                                                                                                                      $     448,774
                                                                                                                      -------------
                     Total Telecommunication Services                                                                 $   1,057,770
                                                                                                                      -------------
                     Transportation - 1.3%
                     Airlines - 0.2%
      265,000        Air Canada 2017-1 Class AA Pass Through Trust, 3.3%, 1/15/30 (144A)                              $     263,675
       85,000        Delta Air Lines, Inc., 2.875%, 3/13/20                                                                  85,493
                                                                                                                      -------------
                                                                                                                      $     349,168
                                                                                                                      -------------
                     Highways & Railtracks - 0.2%
      200,000        ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                                                       $     198,298
      175,000        ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                                                             179,771
                                                                                                                      -------------
                                                                                                                      $     378,069
                                                                                                                      -------------
                     Railroads - 0.9%
      565,000        Burlington Northern Santa Fe LLC, 4.15%, 4/1/45                                                  $     613,982
      250,000        TTX Co., 3.6%, 1/15/25 (144A)                                                                          255,749
      575,000        Union Pacific Corp., 3.375%, 2/1/35                                                                    582,394
                                                                                                                      -------------
                                                                                                                      $   1,452,125
                                                                                                                      -------------
                     Total Transportation                                                                             $   2,179,362
                                                                                                                      -------------
                     Utilities - 3.8%
                     Electric Utilities - 2.6%
      127,000        AES Corp., 5.125%, 9/1/27                                                                        $     133,350
      400,000        Dubai Electricity & Water Authority, 7.375%, 10/21/20 (144A)                                           448,192
      455,000        Duquesne Light Holdings, Inc., 3.616%, 8/1/27 (144A)                                                   454,796
      200,000        EDP Finance BV, 3.625%, 7/15/24 (144A)                                                                 201,425
      200,000(a)(c)  Electricite de France SA, 5.25% (10 Year USD Swap Rate + 371 bps) (144A)                               204,000
      200,000        Enel Finance International NV, 4.75%, 5/25/47 (144A)                                                   216,554
      225,000        Exelon Corp., 2.85%, 6/15/20                                                                           227,098
      135,000        Iberdrola International BV, 6.75%, 7/15/36                                                             178,115
      200,000        Indiana Michigan Power Co., 4.55%, 3/15/46                                                             228,110
      200,000        Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                                                     208,376
      298,000        NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19                                                    297,838
      430,000        NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                                                   438,017
       12,662        OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                                          12,556
      430,000        PPL Capital Funding, Inc, 3.1%, 5/15/26                                                                420,856
      100,000        Public Service Co. of New Mexico, 7.95%, 5/15/18                                                       102,082
      176,786        Southern California Edison Co., 1.845%, 2/1/22                                                         175,070
      200,000(a)(c)  Southern California Edison Co., 6.25% (3 Month USD LIBOR + 420 bps)                                    218,520
      335,000        Southwestern Electric Power Co., 3.9%, 4/1/45                                                          343,696
                                                                                                                      -------------
                                                                                                                      $   4,508,651
                                                                                                                      -------------
                     Gas Utilities - 0.3%
       75,000        AmeriGas Partners LP / AmeriGas Finance Corp., 5.5%, 5/20/25                                     $      75,750
      110,000        Boston Gas Co., 3.15%, 8/1/27 (144A)                                                                   109,646
       45,000        DCP Midstream Operating LP, 3.875%, 3/15/23                                                             44,719

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Gas Utilities - (continued)
      100,000        DCP Midstream Operating LP, 5.6%, 4/1/44                                                         $      99,250
      212,721        Nakilat, Inc., 6.267%, 12/31/33 (144A)                                                                 246,799
                                                                                                                      -------------
                                                                                                                      $     576,164
                                                                                                                      -------------
                     Independent Power Producers & Energy Traders - 0.4%
       66,895        Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                                     $      78,334
      105,000        Calpine Corp., 5.25%, 6/1/26 (144A)                                                                    102,901
      250,000        Calpine Corp., 5.75%, 1/15/25                                                                          236,250
       57,193        Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                                        58,420
      200,000        NRG Energy, Inc., 5.75%, 1/15/28 (144A)                                                                202,000
                                                                                                                      -------------
                                                                                                                      $     677,905
                                                                                                                      -------------
                     Multi-Utilities - 0.5%
      300,000        Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54                                       $     343,408
      235,000        Dominion Energy, Inc., 2.579%, 7/1/20                                                                  235,098
      150,000        Dominion Energy, Inc., 4.45%, 3/15/21                                                                  158,389
       64,286        San Diego Gas & Electric Co., 1.914%, 2/1/22                                                            62,767
                                                                                                                      -------------
                                                                                                                      $     799,662
                                                                                                                      -------------
                     Total Utilities                                                                                  $   6,562,382
                                                                                                                      -------------
                     TOTAL CORPORATE BONDS
                     (Cost $55,643,490)                                                                               $  57,100,520
                                                                                                                      -------------
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 36.3% of Net Assets
       28,657        Fannie Mae, 2.5%, 7/1/30                                                                         $      28,676
       29,059        Fannie Mae, 2.5%, 7/1/30                                                                                29,115
       51,829        Fannie Mae, 2.5%, 7/1/30                                                                                51,929
       17,635        Fannie Mae, 2.5%, 2/1/43                                                                                17,100
       75,621        Fannie Mae, 2.5%, 2/1/43                                                                                73,332
       15,620        Fannie Mae, 2.5%, 3/1/43                                                                                15,146
       17,614        Fannie Mae, 2.5%, 8/1/43                                                                                17,080
       18,101        Fannie Mae, 2.5%, 4/1/45                                                                                17,478
       20,733        Fannie Mae, 2.5%, 4/1/45                                                                                20,020
       23,511        Fannie Mae, 2.5%, 4/1/45                                                                                22,702
       39,724        Fannie Mae, 2.5%, 4/1/45                                                                                38,358
       41,084        Fannie Mae, 2.5%, 4/1/45                                                                                39,671
       59,740        Fannie Mae, 2.5%, 4/1/45                                                                                57,685
       74,615        Fannie Mae, 2.5%, 4/1/45                                                                                72,049
       75,858        Fannie Mae, 2.5%, 8/1/45                                                                                73,252
       26,739        Fannie Mae, 3.0%, 3/1/29                                                                                27,293
      209,885        Fannie Mae, 3.0%, 5/1/30                                                                               214,234
       52,689        Fannie Mae, 3.0%, 7/1/30                                                                                53,782
       89,626        Fannie Mae, 3.0%, 10/1/30                                                                               91,485
      131,415        Fannie Mae, 3.0%, 4/1/31                                                                               133,924
      209,863        Fannie Mae, 3.0%, 5/1/31                                                                               214,266
       45,130        Fannie Mae, 3.0%, 8/1/42                                                                                45,374
      369,725        Fannie Mae, 3.0%, 8/1/42                                                                               371,723
       93,082        Fannie Mae, 3.0%, 9/1/42                                                                                93,585
      191,712        Fannie Mae, 3.0%, 11/1/42                                                                              192,748
       28,289        Fannie Mae, 3.0%, 12/1/42                                                                               28,469
       86,012        Fannie Mae, 3.0%, 12/1/42                                                                               86,477

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
       66,305        Fannie Mae, 3.0%, 2/1/43                                                                         $      66,726
       76,705        Fannie Mae, 3.0%, 2/1/43                                                                                77,192
       76,135        Fannie Mae, 3.0%, 3/1/43                                                                                76,618
       97,541        Fannie Mae, 3.0%, 4/1/43                                                                                98,058
       16,002        Fannie Mae, 3.0%, 5/1/43                                                                                16,103
       18,023        Fannie Mae, 3.0%, 5/1/43                                                                                18,117
       75,998        Fannie Mae, 3.0%, 5/1/43                                                                                76,539
      271,495        Fannie Mae, 3.0%, 5/1/43                                                                               272,948
       43,592        Fannie Mae, 3.0%, 8/1/43                                                                                43,819
       36,500        Fannie Mae, 3.0%, 9/1/43                                                                                36,692
       37,851        Fannie Mae, 3.0%, 3/1/45                                                                                37,984
       41,503        Fannie Mae, 3.0%, 4/1/45                                                                                41,660
      204,583        Fannie Mae, 3.0%, 6/1/45                                                                               205,532
       21,719        Fannie Mae, 3.0%, 5/1/46                                                                                21,797
       94,954        Fannie Mae, 3.0%, 5/1/46                                                                                95,453
      142,809        Fannie Mae, 3.0%, 9/1/46                                                                               142,882
      269,225        Fannie Mae, 3.0%, 10/1/46                                                                              269,362
      264,746        Fannie Mae, 3.0%, 11/1/46                                                                              264,881
      280,323        Fannie Mae, 3.0%, 1/1/47                                                                               281,796
       93,324        Fannie Mae, 3.0%, 3/1/47                                                                                93,371
      865,938        Fannie Mae, 3.0%, 10/1/47                                                                              866,378
       22,504        Fannie Mae, 3.5%, 9/1/26                                                                                23,295
      333,411        Fannie Mae, 3.5%, 4/1/32                                                                               344,769
       29,807        Fannie Mae, 3.5%, 11/1/40                                                                               30,778
       12,320        Fannie Mae, 3.5%, 10/1/41                                                                               12,761
      154,523        Fannie Mae, 3.5%, 6/1/42                                                                               159,674
       84,889        Fannie Mae, 3.5%, 7/1/42                                                                                87,641
       56,796        Fannie Mae, 3.5%, 8/1/42                                                                                58,683
       82,984        Fannie Mae, 3.5%, 8/1/42                                                                                85,665
      238,524        Fannie Mae, 3.5%, 5/1/44                                                                               246,141
       80,949        Fannie Mae, 3.5%, 12/1/44                                                                               83,532
      206,127        Fannie Mae, 3.5%, 2/1/45                                                                               213,171
      324,961        Fannie Mae, 3.5%, 2/1/45                                                                               336,412
      442,867        Fannie Mae, 3.5%, 2/1/45                                                                               454,943
      235,243        Fannie Mae, 3.5%, 6/1/45                                                                               242,341
       60,868        Fannie Mae, 3.5%, 8/1/45                                                                                62,528
       76,246        Fannie Mae, 3.5%, 8/1/45                                                                                78,325
      242,535        Fannie Mae, 3.5%, 8/1/45                                                                               251,324
       62,344        Fannie Mae, 3.5%, 9/1/45                                                                                64,455
      158,126        Fannie Mae, 3.5%, 9/1/45                                                                               162,438
      223,298        Fannie Mae, 3.5%, 9/1/45                                                                               229,859
       42,838        Fannie Mae, 3.5%, 10/1/45                                                                               44,130
      332,204        Fannie Mae, 3.5%, 11/1/45                                                                              344,243
       71,755        Fannie Mae, 3.5%, 12/1/45                                                                               73,712
      192,889        Fannie Mae, 3.5%, 12/1/45                                                                              198,149
      201,314        Fannie Mae, 3.5%, 12/1/45                                                                              206,804
      165,480        Fannie Mae, 3.5%, 1/1/46                                                                               169,992
      213,843        Fannie Mae, 3.5%, 1/1/46                                                                               219,674

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
       18,245        Fannie Mae, 3.5%, 2/1/46                                                                         $      18,742
       75,335        Fannie Mae, 3.5%, 2/1/46                                                                                77,390
      150,566        Fannie Mae, 3.5%, 2/1/46                                                                               154,671
       62,825        Fannie Mae, 3.5%, 3/1/46                                                                                64,538
      122,981        Fannie Mae, 3.5%, 4/1/46                                                                               126,335
       65,652        Fannie Mae, 3.5%, 5/1/46                                                                                67,821
      198,029        Fannie Mae, 3.5%, 7/1/46                                                                               203,429
      260,548        Fannie Mae, 3.5%, 9/1/46                                                                               267,653
       22,620        Fannie Mae, 3.5%, 10/1/46                                                                               23,306
       32,526        Fannie Mae, 3.5%, 10/1/46                                                                               33,413
      165,953        Fannie Mae, 3.5%, 12/1/46                                                                              170,478
       93,892        Fannie Mae, 3.5%, 1/1/47                                                                                96,452
      195,369        Fannie Mae, 3.5%, 1/1/47                                                                               200,696
      232,280        Fannie Mae, 3.5%, 1/1/47                                                                               239,973
      390,245        Fannie Mae, 3.5%, 1/1/47                                                                               402,070
      356,887        Fannie Mae, 3.5%, 2/1/47                                                                               366,619
      275,481        Fannie Mae, 3.5%, 5/1/47                                                                               282,993
      277,753        Fannie Mae, 3.5%, 5/1/47                                                                               285,327
      698,389        Fannie Mae, 3.5%, 5/1/47                                                                               717,434
       96,258        Fannie Mae, 3.5%, 7/1/47                                                                                98,889
      308,854        Fannie Mae, 3.5%, 7/1/47                                                                               317,277
      427,351        Fannie Mae, 3.5%, 7/1/47                                                                               439,004
       53,276        Fannie Mae, 3.5%, 8/1/47                                                                                54,729
      697,183        Fannie Mae, 3.5%, 8/1/47                                                                               716,251
      848,276        Fannie Mae, 3.5%, 10/1/47                                                                              871,477
      113,818        Fannie Mae, 3.5%, 11/1/47                                                                              116,928
      285,000        Fannie Mae, 3.5%, 12/1/47                                                                              292,795
      455,000        Fannie Mae, 3.5%, 12/1/47                                                                              467,445
      239,465        Fannie Mae, 4.0%, 10/1/40                                                                              255,183
       30,690        Fannie Mae, 4.0%, 12/1/40                                                                               32,699
      101,048        Fannie Mae, 4.0%, 7/1/41                                                                               106,662
        7,573        Fannie Mae, 4.0%, 11/1/41                                                                                7,953
       12,021        Fannie Mae, 4.0%, 12/1/41                                                                               12,624
        5,452        Fannie Mae, 4.0%, 1/1/42                                                                                 5,726
       81,894        Fannie Mae, 4.0%, 1/1/42                                                                                86,005
      256,990        Fannie Mae, 4.0%, 1/1/42                                                                               269,902
       68,783        Fannie Mae, 4.0%, 2/1/42                                                                                72,235
       27,206        Fannie Mae, 4.0%, 3/1/42                                                                                28,717
       71,760        Fannie Mae, 4.0%, 4/1/42                                                                                75,365
      180,679        Fannie Mae, 4.0%, 5/1/42                                                                               189,713
       22,692        Fannie Mae, 4.0%, 7/1/42                                                                                23,998
      178,359        Fannie Mae, 4.0%, 7/1/42                                                                               187,322
      529,432        Fannie Mae, 4.0%, 8/1/42                                                                               556,005
      163,670        Fannie Mae, 4.0%, 8/1/43                                                                               171,372
      244,607        Fannie Mae, 4.0%, 8/1/43                                                                               256,512
      156,977        Fannie Mae, 4.0%, 9/1/43                                                                               164,653
      165,975        Fannie Mae, 4.0%, 9/1/43                                                                               174,093
      384,872        Fannie Mae, 4.0%, 10/1/43                                                                              405,847

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
      122,152        Fannie Mae, 4.0%, 11/1/43                                                                        $     129,210
      277,265        Fannie Mae, 4.0%, 12/1/43                                                                              290,468
       10,235        Fannie Mae, 4.0%, 7/1/44                                                                                10,714
       36,031        Fannie Mae, 4.0%, 7/1/44                                                                                37,719
       98,942        Fannie Mae, 4.0%, 8/1/44                                                                               103,571
      181,002        Fannie Mae, 4.0%, 8/1/44                                                                               189,478
       59,254        Fannie Mae, 4.0%, 10/1/44                                                                               62,035
      157,108        Fannie Mae, 4.0%, 3/1/45                                                                               164,419
       48,692        Fannie Mae, 4.0%, 10/1/45                                                                               50,938
      134,677        Fannie Mae, 4.0%, 10/1/45                                                                              140,871
      244,302        Fannie Mae, 4.0%, 10/1/45                                                                              255,585
       67,280        Fannie Mae, 4.0%, 11/1/45                                                                               70,375
      106,728        Fannie Mae, 4.0%, 11/1/45                                                                              111,638
      313,019        Fannie Mae, 4.0%, 11/1/45                                                                              330,808
      213,777        Fannie Mae, 4.0%, 12/1/45                                                                              223,649
       72,181        Fannie Mae, 4.0%, 1/1/46                                                                                75,500
      177,737        Fannie Mae, 4.0%, 2/1/46                                                                               186,092
       42,814        Fannie Mae, 4.0%, 4/1/46                                                                                44,791
      178,225        Fannie Mae, 4.0%, 6/1/46                                                                               186,442
      176,467        Fannie Mae, 4.0%, 7/1/46                                                                               184,611
      309,179        Fannie Mae, 4.0%, 7/1/46                                                                               323,427
      174,729        Fannie Mae, 4.0%, 8/1/46                                                                               182,796
      175,072        Fannie Mae, 4.0%, 8/1/46                                                                               183,153
       58,687        Fannie Mae, 4.0%, 11/1/46                                                                               61,403
       61,324        Fannie Mae, 4.0%, 11/1/46                                                                               64,165
      692,719        Fannie Mae, 4.0%, 1/1/47                                                                               725,178
      116,118        Fannie Mae, 4.0%, 4/1/47                                                                               121,520
      118,288        Fannie Mae, 4.0%, 4/1/47                                                                               124,517
      184,693        Fannie Mae, 4.0%, 4/1/47                                                                               194,419
       24,779        Fannie Mae, 4.0%, 6/1/47                                                                                26,093
       72,657        Fannie Mae, 4.0%, 6/1/47                                                                                76,509
      120,540        Fannie Mae, 4.0%, 6/1/47                                                                               126,154
      173,507        Fannie Mae, 4.0%, 6/1/47                                                                               181,597
      316,690        Fannie Mae, 4.0%, 6/1/47                                                                               331,472
      100,850        Fannie Mae, 4.0%, 7/1/47                                                                               106,198
      117,349        Fannie Mae, 4.0%, 7/1/47                                                                               122,820
      105,075        Fannie Mae, 4.0%, 8/1/47                                                                               109,975
      195,672        Fannie Mae, 4.0%, 8/1/47                                                                               204,815
      245,000        Fannie Mae, 4.0%, 12/1/47                                                                              256,462
      269,992        Fannie Mae, 4.5%, 8/1/40                                                                               289,438
       45,500        Fannie Mae, 4.5%, 11/1/40                                                                               48,781
        7,731        Fannie Mae, 4.5%, 12/1/40                                                                                8,326
        5,335        Fannie Mae, 4.5%, 4/1/41                                                                                 5,699
      121,275        Fannie Mae, 4.5%, 5/1/41                                                                               131,152
      274,481        Fannie Mae, 4.5%, 5/1/41                                                                               294,275
      357,000        Fannie Mae, 4.5%, 5/1/41                                                                               382,803
       87,101        Fannie Mae, 4.5%, 7/1/41                                                                                93,731
       27,822        Fannie Mae, 4.5%, 12/1/41                                                                               29,624

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
       86,392        Fannie Mae, 4.5%, 11/1/43                                                                        $      92,074
      106,232        Fannie Mae, 4.5%, 2/1/44                                                                               113,241
      118,896        Fannie Mae, 4.5%, 2/1/44                                                                               126,684
      774,488        Fannie Mae, 4.5%, 6/1/44                                                                               829,304
      265,592        Fannie Mae, 4.5%, 8/1/44                                                                               282,910
      220,288        Fannie Mae, 4.5%, 5/1/46                                                                               234,554
      137,562        Fannie Mae, 4.5%, 2/1/47                                                                               146,990
        3,255        Fannie Mae, 5.0%, 7/1/19                                                                                 3,314
       26,112        Fannie Mae, 5.0%, 10/1/20                                                                               26,735
      103,240        Fannie Mae, 5.0%, 5/1/31                                                                               111,026
        8,179        Fannie Mae, 5.0%, 6/1/40                                                                                 8,827
        4,583        Fannie Mae, 5.0%, 7/1/40                                                                                 4,944
          169        Fannie Mae, 5.5%, 3/1/18                                                                                   169
       10,329        Fannie Mae, 5.5%, 9/1/33                                                                                11,449
        8,623        Fannie Mae, 5.5%, 12/1/34                                                                                9,557
       31,743        Fannie Mae, 5.5%, 10/1/35                                                                               35,003
        6,261        Fannie Mae, 6.0%, 9/1/29                                                                                 7,063
        1,957        Fannie Mae, 6.0%, 10/1/32                                                                                2,206
        2,873        Fannie Mae, 6.0%, 11/1/32                                                                                3,209
       14,828        Fannie Mae, 6.0%, 11/1/32                                                                               16,566
        8,936        Fannie Mae, 6.0%, 4/1/33                                                                                10,028
       10,788        Fannie Mae, 6.0%, 5/1/33                                                                                12,079
       10,298        Fannie Mae, 6.0%, 6/1/33                                                                                11,505
       16,134        Fannie Mae, 6.0%, 7/1/34                                                                                18,193
        5,205        Fannie Mae, 6.0%, 9/1/34                                                                                 5,906
        2,583        Fannie Mae, 6.0%, 7/1/38                                                                                 2,907
        1,177        Fannie Mae, 6.5%, 7/1/21                                                                                 1,305
        1,032        Fannie Mae, 6.5%, 4/1/29                                                                                 1,144
        2,866        Fannie Mae, 6.5%, 1/1/32                                                                                 3,177
        1,857        Fannie Mae, 6.5%, 2/1/32                                                                                 2,070
        1,482        Fannie Mae, 6.5%, 3/1/32                                                                                 1,642
        2,595        Fannie Mae, 6.5%, 3/1/32                                                                                 2,877
        3,117        Fannie Mae, 6.5%, 4/1/32                                                                                 3,455
        2,967        Fannie Mae, 6.5%, 8/1/32                                                                                 3,288
        3,596        Fannie Mae, 6.5%, 8/1/32                                                                                 4,065
       21,338        Fannie Mae, 6.5%, 7/1/34                                                                                23,652
          274        Fannie Mae, 7.0%, 9/1/18                                                                                   276
          657        Fannie Mae, 7.0%, 8/1/19                                                                                   670
          809        Fannie Mae, 7.0%, 11/1/29                                                                                  811
        4,372        Fannie Mae, 7.0%, 9/1/30                                                                                 4,478
          633        Fannie Mae, 7.0%, 7/1/31                                                                                   660
        2,317        Fannie Mae, 7.0%, 1/1/32                                                                                 2,643
        1,392        Fannie Mae, 7.5%, 2/1/31                                                                                 1,633
        4,797        Fannie Mae, 8.0%, 10/1/30                                                                                5,677
       56,614        Federal Home Loan Mortgage Corp., 2.5%, 11/1/22                                                         56,748
       67,452        Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                                         68,722
       38,227        Federal Home Loan Mortgage Corp., 3.0%, 11/1/30                                                         38,983
       25,995        Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                                          26,135

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
       28,841        Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                                   $      28,992
      193,020        Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                                        194,044
       42,103        Federal Home Loan Mortgage Corp., 3.0%, 1/1/43                                                          42,335
       67,845        Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                                          68,229
      100,390        Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                                         100,896
       65,597        Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                                          65,971
      187,551        Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                                         188,624
       68,226        Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                                          68,598
       42,331        Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                                                          42,414
       36,213        Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                                                          36,256
      135,983        Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                                         136,434
      122,053        Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                                         122,222
       43,524        Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                         43,668
       73,563        Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                         73,650
      205,692        Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                                         205,945
       29,574        Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                                                          29,605
       24,807        Federal Home Loan Mortgage Corp., 3.0%, 7/1/47                                                          24,828
       44,357        Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                                         46,092
       77,116        Federal Home Loan Mortgage Corp., 3.5%, 7/1/29                                                          79,859
      312,305        Federal Home Loan Mortgage Corp., 3.5%, 8/1/29                                                         323,406
       28,817        Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                                         29,738
       60,738        Federal Home Loan Mortgage Corp., 3.5%, 5/1/42                                                          62,671
       44,916        Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                                         46,353
       56,183        Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                                         58,057
       21,255        Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                                                          21,903
       67,481        Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                                                         69,499
      187,474        Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                                                        192,917
      269,624        Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                                         278,626
      207,944        Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                                        213,860
      228,335        Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                                        235,959
      454,940        Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                                        468,567
      116,225        Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                                         119,533
      192,869        Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                                         198,360
      233,812        Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                                         242,179
      291,995        Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                         301,120
      340,762        Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                         352,056
      413,609        Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                         426,822
      131,821        Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                        135,576
      392,487        Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                        405,473
       81,445        Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                                                          83,765
       24,764        Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                          25,538
       74,289        Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                          76,406
      147,769        Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                         151,979
      348,485        Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                                                         358,414
      313,599        Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                                                         322,533
      388,708        Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                                                        399,782
      839,550        Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                                                        863,468
      134,800        Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                        138,640

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
      184,732        Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                  $     189,995
       51,851        Federal Home Loan Mortgage Corp., 4.0%, 12/1/40                                                         54,748
      225,348        Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                                                        240,137
      219,549        Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                                                        230,471
       40,922        Federal Home Loan Mortgage Corp., 4.0%, 10/1/43                                                         42,877
       32,178        Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                                          33,953
       98,628        Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                                         104,109
       98,838        Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                                         103,411
      144,098        Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                                                         150,759
       32,354        Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                          34,139
       35,704        Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                          37,674
       41,310        Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                          43,589
       43,924        Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                          45,952
       26,568        Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                                         27,784
       79,126        Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                                                          82,753
       34,958        Federal Home Loan Mortgage Corp., 4.0%, 10/1/45                                                         36,559
      146,582        Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                                        153,290
       60,274        Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                                          63,036
      276,308        Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                                                         288,951
       24,293        Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                                          25,407
      126,144        Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                                         131,929
      207,113        Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                                         216,605
      196,471        Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                                         205,468
       40,830        Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                                                          42,702
       83,889        Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                          88,365
      131,246        Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                         138,249
      252,434        Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                         264,002
      264,307        Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                         278,409
      652,268        Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                         682,115
      444,954        Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                                         465,315
       47,068        Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                                                          49,225
      114,586        Federal Home Loan Mortgage Corp., 4.0%, 7/1/47                                                         119,837
      264,255        Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                        276,366
      838,925        Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                        877,373
      832,919        Federal Home Loan Mortgage Corp., 4.0%, 12/1/47                                                        872,117
      265,029        Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                                         281,738
        3,671        Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                                                          3,800
        5,352        Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                                           5,826
        5,907        Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                                          6,431
       11,595        Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                                                          12,630
       22,616        Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                                                         24,697
       14,607        Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                                                          16,199
       18,667        Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                                          20,619
        1,190        Federal Home Loan Mortgage Corp., 6.0%, 10/1/32                                                          1,329
        8,029        Federal Home Loan Mortgage Corp., 6.0%, 11/1/32                                                          9,008
        6,688        Federal Home Loan Mortgage Corp., 6.0%, 12/1/32                                                          7,576
       12,114        Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                                          13,699

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
        3,214        Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                                   $       3,590
        1,948        Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                                                          2,198
        3,609        Federal Home Loan Mortgage Corp., 6.5%, 1/1/29                                                           4,007
        1,554        Federal Home Loan Mortgage Corp., 6.5%, 4/1/31                                                           1,738
        9,521        Federal Home Loan Mortgage Corp., 6.5%, 10/1/31                                                         10,546
        2,174        Federal Home Loan Mortgage Corp., 6.5%, 2/1/32                                                           2,413
        2,166        Federal Home Loan Mortgage Corp., 6.5%, 3/1/32                                                           2,399
       13,045        Federal Home Loan Mortgage Corp., 6.5%, 4/1/32                                                          14,843
        4,772        Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                                                           5,361
          408        Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                                                             409
        2,963        Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                                                           3,104
          520        Federal Home Loan Mortgage Corp., 7.0%, 4/1/30                                                             524
        1,759        Federal Home Loan Mortgage Corp., 7.0%, 2/1/31                                                           2,006
          951        Federal Home Loan Mortgage Corp., 7.0%, 3/1/32                                                             964
        2,883        Federal Home Loan Mortgage Corp., 7.0%, 4/1/32                                                           3,346
       29,373        Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                                                         31,814
        1,664        Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                                           1,852
      302,403        Government National Mortgage Association I, 3.5%, 11/15/41                                             313,621
      117,664        Government National Mortgage Association I, 3.5%, 8/15/42                                              122,004
       53,203        Government National Mortgage Association I, 3.5%, 10/15/42                                              55,282
      199,432        Government National Mortgage Association I, 3.5%, 1/15/45                                              206,379
      101,538        Government National Mortgage Association I, 3.5%, 8/15/46                                              105,088
      106,258        Government National Mortgage Association I, 4.0%, 1/15/25                                              112,210
       68,404        Government National Mortgage Association I, 4.0%, 8/15/43                                               72,544
      252,408        Government National Mortgage Association I, 4.0%, 3/15/44                                              263,614
       52,478        Government National Mortgage Association I, 4.0%, 9/15/44                                               54,800
      126,823        Government National Mortgage Association I, 4.0%, 4/15/45                                              132,474
        5,109        Government National Mortgage Association I, 4.0%, 6/15/45                                                5,334
      180,734        Government National Mortgage Association I, 4.0%, 6/15/45                                              188,737
       20,638        Government National Mortgage Association I, 4.0%, 7/15/45                                               21,566
       19,804        Government National Mortgage Association I, 4.0%, 8/15/45                                               20,774
        3,252        Government National Mortgage Association I, 4.5%, 4/15/20                                                3,330
       90,292        Government National Mortgage Association I, 4.5%, 5/15/39                                               96,795
        9,011        Government National Mortgage Association I, 4.5%, 8/15/41                                                9,596
        3,805        Government National Mortgage Association I, 5.0%, 7/15/19                                                3,881
        8,959        Government National Mortgage Association I, 5.0%, 9/15/33                                                9,690
       12,532        Government National Mortgage Association I, 5.5%, 3/15/33                                               13,789
       14,909        Government National Mortgage Association I, 5.5%, 7/15/33                                               16,559
       34,740        Government National Mortgage Association I, 5.5%, 8/15/33                                               38,589
       13,554        Government National Mortgage Association I, 5.5%, 10/15/34                                              15,044
        1,046        Government National Mortgage Association I, 6.0%, 8/15/19                                                1,060
       12,962        Government National Mortgage Association I, 6.0%, 4/15/28                                               14,600
       14,670        Government National Mortgage Association I, 6.0%, 2/15/29                                               16,737
       12,864        Government National Mortgage Association I, 6.0%, 9/15/32                                               14,945
        2,695        Government National Mortgage Association I, 6.0%, 10/15/32                                               3,013
        9,483        Government National Mortgage Association I, 6.0%, 10/15/32                                              10,602
       20,793        Government National Mortgage Association I, 6.0%, 11/15/32                                              23,378
       28,639        Government National Mortgage Association I, 6.0%, 11/15/32                                              32,043

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
        7,728        Government National Mortgage Association I, 6.0%, 1/15/33                                        $       8,810
       13,827        Government National Mortgage Association I, 6.0%, 12/15/33                                              15,609
        8,949        Government National Mortgage Association I, 6.0%, 8/15/34                                               10,005
       13,048        Government National Mortgage Association I, 6.0%, 8/15/34                                               14,700
        1,753        Government National Mortgage Association I, 6.5%, 3/15/26                                                1,944
        4,904        Government National Mortgage Association I, 6.5%, 6/15/28                                                5,566
        5,121        Government National Mortgage Association I, 6.5%, 6/15/28                                                5,681
        4,337        Government National Mortgage Association I, 6.5%, 2/15/29                                                4,811
        5,437        Government National Mortgage Association I, 6.5%, 5/15/29                                                6,186
       14,435        Government National Mortgage Association I, 6.5%, 5/15/29                                               16,450
        3,799        Government National Mortgage Association I, 6.5%, 5/15/31                                                4,215
       19,842        Government National Mortgage Association I, 6.5%, 7/15/31                                               22,012
        6,008        Government National Mortgage Association I, 6.5%, 9/15/31                                                6,665
        6,527        Government National Mortgage Association I, 6.5%, 10/15/31                                               7,241
        2,575        Government National Mortgage Association I, 6.5%, 12/15/31                                               2,857
        2,782        Government National Mortgage Association I, 6.5%, 12/15/31                                               3,109
        1,258        Government National Mortgage Association I, 6.5%, 4/15/32                                                1,396
        1,686        Government National Mortgage Association I, 6.5%, 4/15/32                                                1,871
        1,126        Government National Mortgage Association I, 6.5%, 6/15/32                                                1,249
        2,435        Government National Mortgage Association I, 6.5%, 6/15/32                                                2,702
        5,144        Government National Mortgage Association I, 6.5%, 6/15/32                                                5,707
        5,221        Government National Mortgage Association I, 6.5%, 7/15/32                                                5,792
       23,059        Government National Mortgage Association I, 6.5%, 12/15/32                                              26,757
       18,811        Government National Mortgage Association I, 7.0%, 7/15/26                                               19,621
        1,657        Government National Mortgage Association I, 7.0%, 9/15/27                                                1,698
       16,915        Government National Mortgage Association I, 7.0%, 2/15/28                                               17,617
        5,873        Government National Mortgage Association I, 7.0%, 11/15/28                                               6,300
        5,042        Government National Mortgage Association I, 7.0%, 1/15/29                                                5,594
        7,297        Government National Mortgage Association I, 7.0%, 6/15/29                                                7,849
          732        Government National Mortgage Association I, 7.0%, 7/15/29                                                  756
        3,636        Government National Mortgage Association I, 7.0%, 7/15/29                                                4,030
          699        Government National Mortgage Association I, 7.0%, 12/15/30                                                 712
        1,891        Government National Mortgage Association I, 7.0%, 2/15/31                                                1,929
        2,788        Government National Mortgage Association I, 7.0%, 8/15/31                                                3,290
       14,745        Government National Mortgage Association I, 7.0%, 5/15/32                                               15,940
          477        Government National Mortgage Association I, 7.5%, 10/15/22                                                 502
          172        Government National Mortgage Association I, 7.5%, 6/15/23                                                  172
          325        Government National Mortgage Association I, 7.5%, 8/15/23                                                  333
        3,447        Government National Mortgage Association I, 7.5%, 10/15/29                                               3,766
      114,391        Government National Mortgage Association II, 3.0%, 8/20/46                                             115,540
      358,944        Government National Mortgage Association II, 3.0%, 9/20/46                                             362,550
       13,555        Government National Mortgage Association II, 3.5%, 3/20/45                                              14,032
       16,082        Government National Mortgage Association II, 3.5%, 4/20/45                                              16,678
       21,323        Government National Mortgage Association II, 3.5%, 4/20/45                                              22,095
       36,617        Government National Mortgage Association II, 3.5%, 4/20/45                                              37,985
       92,804        Government National Mortgage Association II, 3.5%, 8/20/45                                              96,085
      168,961        Government National Mortgage Association II, 3.5%, 1/20/46                                             174,909
       45,588        Government National Mortgage Association II, 3.5%, 3/20/46                                              47,424

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
      319,614        Government National Mortgage Association II, 3.5%, 11/20/46                                      $     330,734
      821,009        Government National Mortgage Association II, 3.5%, 10/20/47                                            849,572
       29,482        Government National Mortgage Association II, 4.0%, 8/20/39                                              31,114
       34,718        Government National Mortgage Association II, 4.0%, 7/20/42                                              36,522
      527,121        Government National Mortgage Association II, 4.0%, 7/20/44                                             553,590
       50,295        Government National Mortgage Association II, 4.0%, 9/20/44                                              52,813
       67,380        Government National Mortgage Association II, 4.0%, 3/20/46                                              70,821
      206,740        Government National Mortgage Association II, 4.0%, 10/20/46                                            215,767
      349,220        Government National Mortgage Association II, 4.0%, 11/20/47                                            365,917
      410,000        Government National Mortgage Association II, 4.0%, 12/20/47                                            429,603
       12,613        Government National Mortgage Association II, 4.5%, 9/20/41                                              13,359
       89,148        Government National Mortgage Association II, 4.5%, 5/20/43                                              94,550
      237,611        Government National Mortgage Association II, 4.5%, 1/20/44                                             251,144
       65,217        Government National Mortgage Association II, 4.5%, 10/20/44                                             68,903
      135,401        Government National Mortgage Association II, 4.5%, 11/20/44                                            142,974
      797,731        Government National Mortgage Association II, 4.5%, 8/20/47                                             841,644
      578,085        Government National Mortgage Association II, 4.5%, 10/20/47                                            611,275
        7,736        Government National Mortgage Association II, 5.0%, 11/20/19                                              7,967
        4,319        Government National Mortgage Association II, 5.0%, 1/20/20                                               4,453
          644        Government National Mortgage Association II, 6.0%, 12/20/18                                                646
        2,460        Government National Mortgage Association II, 6.0%, 7/20/19                                               2,472
       13,843        Government National Mortgage Association II, 6.0%, 11/20/33                                             15,704
        2,710        Government National Mortgage Association II, 6.5%, 8/20/28                                               3,082
        4,191        Government National Mortgage Association II, 6.5%, 12/20/28                                              4,814
        2,486        Government National Mortgage Association II, 6.5%, 9/20/31                                               2,884
        3,320        Government National Mortgage Association II, 7.0%, 5/20/26                                               3,690
        8,681        Government National Mortgage Association II, 7.0%, 2/20/29                                              10,037
        1,258        Government National Mortgage Association II, 7.0%, 1/20/31                                               1,458
          734        Government National Mortgage Association II, 7.5%, 8/20/27                                                 853
          259        Government National Mortgage Association II, 8.0%, 8/20/25                                                 286
      801,000        U.S. Treasury Bonds, 2.75%, 8/15/47                                                                    802,001
      500,000        U.S. Treasury Bonds, 4.375%, 5/15/41                                                                   646,895
      480,000        U.S. Treasury Bonds, 4.5%, 2/15/36                                                                     617,944
      250,000        U.S. Treasury Bonds, 5.375%, 2/15/31                                                                   332,178
    1,744,054        U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                                1,752,799
    1,302,833        U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                               1,353,834
    2,987,727        U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                                 3,191,681
                                                                                                                      -------------
                                                                                                                      $  62,275,990
                                                                                                                      -------------
                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                     (Cost $62,214,749)                                                                               $  62,275,990
                                                                                                                      -------------
                     FOREIGN GOVERNMENT BONDS - 0.2% of Net Assets
                     Kuwait - 0.1%
      205,000        Kuwait International Government Bond, 3.5%, 3/20/27 (144A)                                       $     208,200
                                                                                                                      -------------
                     Nigeria - 0.1%
      200,000        Africa Finance Corp., 4.375%, 4/29/20 (144A)                                                     $     205,500
                                                                                                                      -------------
                     TOTAL FOREIGN GOVERNMENT BONDS
                     (Cost $402,177)                                                                                  $     413,700
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     MUNICIPAL BONDS - 1.8% of Net Assets (h)
                     Diversified Banks - 0.1%
      165,000        Illinois Finance Authority, Northwestern Memorial Healthcare, 4.0%, 7/15/47                      $     175,740
                                                                                                                      -------------
                     Municipal General - 0.7%
       85,000        Central Florida Expressway Authority, 5.0%, 7/1/38                                               $     101,042
      600,000(i)     Commonwealth of Pennsylvania, 4.0%, 1/1/29                                                             654,900
       85,000        JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/35                                               92,733
       85,000        JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/39                                               91,909
       90,000        JobsOhio Beverage System, Ohio Taxable Senior Lien, Series B, 3.985%, 1/1/29                            95,409
       25,000        JobsOhio Beverage System, Ohio Taxable Senior Lien, Series B, 4.532%, 1/1/35                            27,984
       50,000        Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.0%, 5/15/31              54,296
       50,000        Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.0%, 5/15/32              54,051
                                                                                                                      -------------
                                                                                                                      $   1,172,324
                                                                                                                      -------------
                     Municipal Higher Education - 0.7%
       10,000        Amherst College, 3.794%, 11/1/42                                                                 $      10,106
       25,000        Baylor University, Series A, 4.313%, 3/1/42                                                             26,505
      210,000        Massachusetts Development Finance Agency, Harvard University, Series A, 5.0%, 7/15/40                  283,844
       60,000        Massachusetts Development Finance Agency, Partners Healthcare System, Series S, 4.0%, 7/1/36            64,397
      100,000        Massachusetts Development Finance Agency, Partners Healthcare System, Series S, 4.0%, 7/1/41           106,356
      250,000        New York State Dormitory Authority, Columbia University, Series A-2, 5.0%, 10/1/46                     351,895
      580,000        University of California, Series AX, 3.063%, 7/1/25                                                    586,316
       50,000        University of Virginia, Refunding General Green, Series A-2, 5.0%, 4/1/45                               58,487
                                                                                                                      -------------
                                                                                                                      $   1,487,906
                                                                                                                      -------------
                     Municipal Obligation - 0.0%+
       50,000(i)     State of Texas, Transportation Commission Mobility Fund, Series A, 4.0%, 10/1/44                 $      53,695
                                                                                                                      -------------
                     Municipal School District - 0.1%
       50,000(i)     Frisco Independent School District, Refunding School Building, 4.0%, 8/15/40                     $      53,712
       25,000(i)     Frisco Independent School District, Refunding School Building, 4.0%, 8/15/45                            26,790
                                                                                                                      -------------
                                                                                                                      $      80,502
                                                                                                                      -------------
                     Municipal Transportation - 0.2%
      100,000        Fairfax County Economic Development Authority, Series A, 2.875%, 4/1/34                          $      97,894
       10,000        Port Authority of New York & New Jersey, Consolidated-174TH, 4.458%, 10/1/62                            11,547
       80,000        Virginia Commonwealth Transportation Board, Transportation Capital Projects, 3.0%, 5/15/39              78,142
                                                                                                                      -------------
                                                                                                                      $     187,583
                                                                                                                      -------------
                     TOTAL MUNICIPAL BONDS
                     (Cost $3,102,343)                                                                                $   3,157,750
                                                                                                                      -------------
                     SENIOR SECURED FLOATING RATE LOAN INTERESTS - 4.0% of Net Assets*(d)
                     Automobiles & Components - 0.4%
                     Auto Parts & Equipment - 0.3%
       75,633        Allison Transmission, Inc., Term Loan B-3, 3.57% (LIBOR + 200 bps), 9/23/22                      $      76,289
       93,575        American Axle & Manufacturing, Inc., Tranche B Term Loan, 3.71% (LIBOR + 225 bps), 4/6/24               93,902
       98,114        Electrical Components International, Inc., Term Loan, 6.44% (LIBOR + 475 bps), 5/28/21                  98,973
       98,045        Federal-Mogul Corp., Tranche C Term Loan, 5.25% (LIBOR + 375 bps), 4/15/21                              98,892
       80,185        TI Group Automotive Systems LLC, Initial US Term Loan, 4.32% (LIBOR + 275 bps), 6/30/22                 80,761
       99,250        Tower Automotive Holdings USA LLC, Initial Term Loan, 4.19% (LIBOR + 275 bps), 3/7/24                   99,762
                                                                                                                      -------------
                                                                                                                      $     548,579
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Tires & Rubber - 0.1%
       68,333        Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.5% (LIBOR + 200 bps), 4/30/19               $      68,632
                                                                                                                      -------------
                     Total Automobiles & Components                                                                   $     617,211
                                                                                                                      -------------
                     Capital Goods - 0.3%
                     Aerospace & Defense - 0.1%
      100,000        MacDonald, Dettwiler and Associates, Ltd., Initial Term B Loan, 4.1% (LIBOR + 275 bps), 10/4/24  $     100,648
                                                                                                                      -------------
                     Electrical Components & Equipment - 0.1%
       91,116        Dell International LLC, Refinancing Term B Loan, 3.57% (LIBOR + 200 bps), 9/7/23                 $      91,169
       99,807        Southwire Co., LLC, Initial Term Loan, 3.93% (LIBOR + 250 bps), 2/10/21                                100,399
                                                                                                                      -------------
                                                                                                                      $     191,568
                                                                                                                      -------------
                     Industrial Conglomerates - 0.1%
       99,000        Milacron LLC, Term B Loan, 4.32% (LIBOR + 275 bps), 9/28/23                                      $      99,186
                                                                                                                      -------------
                     Trading Companies & Distributors - 0.0%+
       55,157        WESCO Distribution, Inc., Tranche B-1 Term Loan, 4.68%
                     (LIBOR + 300 bps/PRIME + 200 bps), 12/12/19                                                      $      55,364
                                                                                                                      -------------
                     Total Capital Goods                                                                              $     446,766
                                                                                                                      -------------
                     Commercial & Professional Services - 0.1%
                     Environmental & Facilities Services - 0.1%
       99,282        Infiltrator Water Technologies LLC, First Lien Term B-2 Loan, 4.69% (LIBOR + 300 bps), 5/27/22   $     100,151
                                                                                                                      -------------
                     Total Commercial & Professional Services                                                         $     100,151
                                                                                                                      -------------
                     Commercial Services & Supplies - 0.1%
                     Environmental & Facilities Services - 0.0%+
       51,180        Wrangler Buyer Corp. (aka Waste Industries USA, Inc.), Initial Term Loan,
                     4.57% (LIBOR + 300 bps), 9/27/24                                                                 $      51,573
                                                                                                                      -------------
                     Human Resource & Employment Services - 0.1%
       67,534        On Assignment, Inc., Tranche B-3 Term Loan, 3.57% (LIBOR + 200 bps), 6/3/22                      $      68,013
                                                                                                                      -------------
                     Total Commercial Services & Supplies                                                             $     119,586
                                                                                                                      -------------
                     Consumer Services - 0.4%
                     Casinos & Gaming - 0.0%+
       76,571        Scientific Games International, Inc., Initial Term B-4 Loan, 4.7% (LIBOR + 325 bps), 8/14/24     $      77,337
                                                                                                                      -------------
                     Education Services - 0.1%
       98,731        Bright Horizons Family Solutions LLC (fka Bright Horizons Family Solutions, Inc.),
                     Term B Loan, 3.57% (LIBOR + 200 bps), 11/7/23                                                    $      99,311
       96,026        Houghton Mifflin Harcourt Publishers, Inc., Term Loan, 4.57% (LIBOR + 300 bps), 5/28/21                 89,424
                                                                                                                      -------------
                                                                                                                      $     188,735
                                                                                                                      -------------
                     Leisure Facilities - 0.1%
       86,194        Six Flags Theme Parks, Inc., Tranche B Term Loan, 3.57%
                     (LIBOR + 200 bps/PRIME + 100 bps), 6/30/22                                                       $      86,908
                                                                                                                      -------------
                     Specialized Consumer Services - 0.2%
       40,424        Genex Holdings, Inc., First Lien Term B Loan, 5.82% (LIBOR + 425 bps), 5/28/21                   $      40,247
      221,815        KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan, 5.44% (LIBOR + 375 bps), 8/12/22                  222,924
                                                                                                                      -------------
                                                                                                                      $     263,171
                                                                                                                      -------------
                     Total Consumer Services                                                                          $     616,151
                                                                                                                      -------------
                     Diversified Financials - 0.2%
                     Diversified Capital Markets - 0.1%
      149,250        Avolon TLB Borrower 1 (US) LLC, Initial Term B-2 Loan, 3.75% (LIBOR + 225 bps), 3/21/22          $     148,336
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Specialized Finance - 0.1%
      184,182        1011778 BC Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim Hortons),
                     Term B-3 Loan, 3.87% (LIBOR + 225 bps), 2/16/24                                                  $     184,384
       14,286        Vistra Operations Co., LLC (fka Tex Operations Co., LLC), Initial Term C Loan, 3.83%
                     (LIBOR + 250 bps), 8/4/23                                                                               14,377
       80,614        Vistra Operations Co., LLC (fka Tex Operations Co., LLC), Initial Term Loan, 4.02%
                     (LIBOR + 250-275 bps), 8/4/23                                                                           81,128
                                                                                                                      -------------
                                                                                                                      $     279,889
                                                                                                                      -------------
                     Total Diversified Financials                                                                     $     428,225
                                                                                                                      -------------
                     Energy - 0.2%
                     Oil & Gas Drilling - 0.1%
      250,000        Gavilan Resources LLC, Second Lien Initial Term Loan, 7.46% (LIBOR + 600 bps), 3/1/24            $     248,438
                                                                                                                      -------------
                     Oil & Gas Storage & Transportation - 0.1%
       85,421        Energy Transfer Equity LP Refinanced Term Loan, 3.5% (LIBOR + 200 bps), 2/2/24
                                                                                                                      $      85,220
                                                                                                                      -------------
                     Total Energy                                                                                     $     333,658
                                                                                                                      -------------
                     Food, Beverage & Tobacco - 0.1%
                     Packaged Foods & Meats - 0.1%
       99,750        Give and Go Prepared Foods Corp., First Lien 2017 Term Loan, 5.7% (LIBOR + 425 bps), 7/29/23     $     100,405
       99,250        JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan, 4.1% (LIBOR + 250 bps), 10/30/22                   97,587
                                                                                                                      -------------
                     Total Food, Beverage & Tobacco                                                                   $     197,992
                                                                                                                      -------------
                     Health Care Equipment & Services - 0.5%
                     Health Care Facilities - 0.2%
       95,680        Concentra, Inc., First Lien Tranche B Term Loan, 4.49% (LIBOR + 300 bps/PRIME + 200 bps), 6/1/22 $      96,636
       25,858        HCA, Inc., Tranche B-8 Term Loan, 3.82% (LIBOR + 225 bps), 2/15/24                                      26,051
       69,617        HCA, Inc., Tranche B-9 Term Loan, 3.57% (LIBOR + 200 bps), 3/17/23                                      70,030
       97,971        Kindred Healthcare, Inc., New Term Loan, 4.88% (LIBOR + 350 bps), 4/9/21                                98,645
       82,103        Vizient, Inc., Term B-3 Loan, 5.07% (LIBOR + 350 bps), 2/13/23                                          82,522
                                                                                                                      -------------
                                                                                                                      $     373,884
                                                                                                                      -------------
                     Health Care Services - 0.1%
       99,250        Team Health Holdings, Inc., Initial Term Loan, 4.32% (LIBOR + 275 bps), 2/6/24                   $      96,893
                                                                                                                      -------------
                     Health Care Supplies - 0.0%+
       89,550        Kinetic Concepts, Inc., Dollar Term Loan, 4.94% (LIBOR + 325 bps), 2/2/24                        $      89,292
                                                                                                                      -------------
                     Health Care Technology - 0.1%
       99,250        Change Healthcare Holdings, Inc. (fka Emdeon, Inc.), Closing Date Term Loan, 4.32%
                     (LIBOR + 275 bps), 3/1/24                                                                        $      99,521
      168,300        Quintiles IMS, Inc., Term B-1 Dollar Loan, 3.69% (LIBOR + 200 bps), 3/7/24                             169,221
                                                                                                                      -------------
                                                                                                                      $     268,742
                                                                                                                      -------------
                     Managed Health Care - 0.1%
       98,500        Prospect Medical Holdings, Inc., Term Loan, 7.5% (LIBOR + 600 bps), 6/30/22                      $     100,162
                                                                                                                      -------------
                     Total Health Care Equipment & Services                                                           $     928,973
                                                                                                                      -------------
                     Household & Personal Products - 0.1%
                     Household Products - 0.1%
      124,688        Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien Initial Term Loan, 5.07%
                     (LIBOR + 350 bps), 9/26/24                                                                       $     121,259
                                                                                                                      -------------
                     Personal Products - 0.0%+
      128,623        Revlon Consumer Products Corp., Initial Term B Loan, 5.07% (LIBOR + 350 bps), 9/7/23             $      96,708
                                                                                                                      -------------
                     Total Household & Personal Products                                                              $     217,967
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Insurance - 0.0%+
                     Property & Casualty Insurance - 0.0%+
       94,104        Confie Seguros Holding II Co., Term B Loan, 6.73% (LIBOR + 525 bps), 4/19/22                     $      93,787
                                                                                                                      -------------
                     Total Insurance                                                                                  $      93,787
                                                                                                                      -------------
                     Integrated Telecommunication Services - 0.1%
                     Wireless Telecommunication Services - 0.1%
       99,250        Sprint Communications, Inc., Initial Term Loan, 4.13% (LIBOR + 250 bps), 2/2/24                  $      99,322
                                                                                                                      -------------
                     Total Integrated Telecommunication Services                                                      $      99,322
                                                                                                                      -------------
                     Materials - 0.2%
                     Diversified Chemicals - 0.1%
       30,233        Tronox, Ltd., First Lien Blocked Dollar Term Loan, 4.69% (LIBOR + 300 bps), 9/23/24              $      30,454
       69,767        Tronox, Ltd., First Lien Initial Dollar Term Loan, 4.69% (LIBOR + 300 bps), 9/23/24                     70,278
                                                                                                                      -------------
                                                                                                                      $     100,732
                                                                                                                      -------------
                     Metal & Glass Containers - 0.0%+
       98,210        Coveris Holdings SA (fka Exopack Holdings SA), USD Term B-1 Loan, 5.94%
                     (LIBOR + 425 bps), 6/29/22                                                                       $      98,455
                                                                                                                      -------------
                     Steel - 0.1%
       99,000        Zekelman Industries, Inc. (fka JMC Steel Group, Inc.), Term Loan, 4.07%
                     (LIBOR + 275 bps), 6/14/21                                                                       $      99,718
                                                                                                                      -------------
                     Total Materials                                                                                  $     298,905
                                                                                                                      -------------
                     Media - 0.3%
                     Broadcasting - 0.2%
      149,250        Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan, 3.43% (LIBOR + 200 bps), 10/4/23           $     150,121
      132,999        Univision Communications, Inc., 2017 Replacement Repriced First Lien Term Loan, 4.32%
                     (LIBOR + 275 bps), 3/15/24                                                                             132,758
                                                                                                                      -------------
                                                                                                                      $     282,879
                                                                                                                      -------------
                     Movies & Entertainment - 0.1%
       33,239        Kasima LLC, Term Loan, 4.17% (LIBOR + 250 bps), 5/17/21                                          $      33,599
       98,754        Live Nation Entertainment, Inc., Term B-3 Loan, 3.88% (LIBOR + 225 bps), 10/31/23                       99,386
      148,462        Rovi Solutions Corp., Term B Loan, 4.07% (LIBOR + 250 bps), 7/2/21                                     149,584
                                                                                                                      -------------
                                                                                                                      $     282,569
                                                                                                                      -------------
                     Total Media                                                                                      $     565,448
                                                                                                                      -------------
                     Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
                     Life Sciences Tools & Services - 0.1%
      150,910        Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.), Dollar Term Loan, 3.82%
                     (LIBOR + 225 bps), 5/20/24                                                                       $     151,759
                                                                                                                      -------------
                     Pharmaceuticals - 0.1%
           20        Concordia Healthcare Corp., Initial Dollar Term Loan, 5.82% (LIBOR + 425 bps), 10/21/21          $          17
      147,591        RPI Finance Trust, Initial Term Loan B-6, 3.69% (LIBOR + 200 bps), 3/27/23                             148,355
                                                                                                                      -------------
                                                                                                                      $     148,372
                                                                                                                      -------------
                     Total Pharmaceuticals, Biotechnology & Life Sciences                                             $     300,131
                                                                                                                      -------------
                     Real Estate - 0.0%+
                     Retail REIT - 0.0%+
       98,237        DTZ US Borrower LLC, First Lien 2015-1 Additional Term Loan, 4.71% (LIBOR + 325 bps), 11/4/21    $      97,088
                                                                                                                      -------------
                     Total Real Estate                                                                                $      97,088
                                                                                                                      -------------
                     Retailing - 0.1%
                     Automotive Retail - 0.0%+
       56,949        CWGS Group LLC, Term Loan, 4.39% (LIBOR + 300 bps), 11/8/23                                      $      57,394
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Home Improvement Retail - 0.0%+
        9,674        Apex Tool Group LLC, Term Loan, 4.82% (LIBOR + 325 bps), 1/31/20                                 $       9,665
                                                                                                                      -------------
                     Specialty Stores - 0.1%
       98,237        PetSmart, Inc., Tranche B-2 Term Loan, 4.57% (LIBOR + 300 bps), 3/11/22                          $      79,173
      100,000        Staples, Inc., Closing Date Term Loan, 5.49% (LIBOR + 400 bps), 9/12/24                                 98,037
                                                                                                                      -------------
                                                                                                                      $     177,210
                                                                                                                      -------------
                     Total Retailing                                                                                  $     244,269
                                                                                                                      -------------
                     Semiconductors & Semiconductor Equipment - 0.0%+
                     Semiconductors - 0.0%+
       30,072        Microsemi Corp., Term Loan B, 3.38% (LIBOR + 200 bps), 1/15/23                                   $      30,228
                                                                                                                      -------------
                     Total Semiconductors & Semiconductor Equipment                                                   $      30,228
                                                                                                                      -------------
                     Software & Services - 0.4%
                     Application Software - 0.1%
       74,063        DTI Holdco, Inc., Initial Term Loan, 6.63% (LIBOR + 525 bps), 10/2/23                            $      73,754
       70,557        Verint Systems Inc., Initial Term Loan, 3.63% (LIBOR + 225 bps), 6/28/24                                70,866
                                                                                                                      -------------
                                                                                                                      $     144,620
                                                                                                                      -------------
                     Data Processing & Outsourced Services - 0.0%+
       75,842        First Data Corp., 2024A New Dollar Term Loan, 3.8% (LIBOR + 225 bps), 4/26/24                    $      75,977
                                                                                                                      -------------
                     Internet Software & Services - 0.1%
       99,251        Rackspace Hosting, Inc., First Lien Term B Loan, 4.38% (LIBOR + 300 bps), 11/3/23                $      99,362
                                                                                                                      -------------
                     IT Consulting & Other Services - 0.1%
       99,393        Go Daddy Operating Co., LLC (GD Finance Co., Inc.), Tranche B-1 Term Loan, 3.82%
                     (LIBOR + 225 bps), 2/15/24                                                                       $      99,793
       98,997        Rocket Software, Inc., First Lien Term Loan, 5.94% (LIBOR + 425 bps), 10/14/23                         100,214
                                                                                                                      -------------
                                                                                                                      $     200,007
                                                                                                                      -------------
                     Systems Software - 0.1%
       19,000        MA FinanceCo., LLC (aka Micro Focus International Plc), Tranche B-3 Term Loan, 4.32%
                     (LIBOR + 275 bps), 6/21/24                                                                       $      19,076
      131,000        Seattle Spinco, Inc. (aka Micro Focus International Plc), Initial Term Loan, 4.32%
                     (LIBOR + 275 bps), 6/21/24                                                                             131,506
                                                                                                                      -------------
                                                                                                                      $     150,582
                                                                                                                      -------------
                     Total Software & Services                                                                        $     670,548
                                                                                                                      -------------
                     Telecommunication Services - 0.1%
                     Integrated Telecommunication Services - 0.1%
       59,981        Cincinnati Bell, Inc., Tranche B Term Loan, 5.11% (LIBOR + 375 bps), 10/2/24                     $      60,741
      100,000        Level 3 Financing, Inc., Tranche B 2024 Term Loan, 3.7% (LIBOR + 225 bps), 2/22/24                     100,125
                                                                                                                      -------------
                     Total Telecommunication Services                                                                 $     160,866
                                                                                                                      -------------
                     Utilities - 0.2%
                     Electric Utilities - 0.1%
       77,143        APLP Holdings, Ltd., Partnership, Term Loan, 5.07% (LIBOR + 350 bps), 4/13/23                    $      77,927
       48,768        TPF II Power LLC (TPF II Convert Midco LLC), Term Loan, 5.32% (LIBOR + 375 bps), 10/2/23                49,269
                                                                                                                      -------------
                                                                                                                      $     127,196
                                                                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal
       Amount
      USD ($)                                                                                                                 Value
                     Independent Power Producers & Energy Traders - 0.1%
       73,463        Calpine Corp., Term Loan, 4.2% (LIBOR + 250 bps), 1/15/24                                        $      73,422
       83,562        TerraForm AP Acquisition Holdings LLC, Term Loan, 5.94% (LIBOR + 425 bps), 6/27/22                      84,607
                                                                                                                      -------------
                                                                                                                      $     158,029
                                                                                                                      -------------
                     Total Utilities                                                                                  $     285,225
                                                                                                                      -------------
                     TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                     (Cost $6,834,466)                                                                                $   6,852,497
                                                                                                                      -------------
                     TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS - 97.6%
                     (Cost $166,205,627)                                                                              $ 167,718,059
                                                                                                                      -------------

                                                                                         Change
                                                                                         in Net
                                                                         Net             Unrealized
                                                                         Realized        Appreciation
       Shares                                                 Income     Gain (Loss)     (Depreciation)                       Value
                     AFFILIATED ISSUER - 1.5%
                     CLOSED-END FUND - 1.5% of Net Assets
                     Insurance - 1.5%
                     Property & Casualty Insurance - 1.5%
      280,940        Pioneer ILS Interval Fund(j)             31,755     30              (204,005)                    $   2,638,023
                                                                                                                      -------------
                     Total Insurance                                                                                  $   2,638,023
                                                                                                                      -------------
                     TOTAL CLOSED-END FUND
                     (Cost $2,872,981)                                                                                $   2,638,023
                                                                                                                      -------------
                     TOTAL INVESTMENTS IN
                     AFFILIATED ISSUER - 1.5%
                     (Cost $2,872,981)                                                                                $   2,638,023
                                                                                                                      -------------
                     OTHER ASSETS AND LIABILITIES - 0.9%                                                              $   1,555,336
                                                                                                                      -------------
                     NET ASSETS - 100.0%                                                                              $ 171,911,418
                                                                                                                      =============

BPS       Basis Points.

FREMF     Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR     London Interbank Offered Rate.

PRIME     U.S. Federal Funds Rate.

REIT      Real Estate Investment Trust.

REMICS    Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2017, the value of these securities amounted to $42,153,769 or 24.5% of net assets.

+         Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2017.

+ Securities that used significant unobservable inputs to determine their value.

(a)       Security is perpetual in nature and has no stated maturity date.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2017.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2017.

(d) Floating rate note. Coupon rate, reference index and spread shown at December 31, 2017.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f) Structured reinsurance investment. At December 31, 2017, the value of these securities amounted to $44,260, or 0.0%+ of net assets.
          See Notes to Financial Statements -- Note 1F.

(g)       Rate to be determined.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/17                                     (continued)
--------------------------------------------------------------------------------

(h)       Consists of Revenue Bonds unless otherwise indicated.

(i)       Represents a General Obligation Bond.

(j) Affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser").

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

                                                                                               Net Unrealized
Number of                                    Expiration     Notional          Market             Appreciation
Contracts Long    Description                Date           Amount            Value            (Depreciation)
    103           U.S. 2 Year Note (CBT)     03/29/18       $ 22,078,763      $22,053,266         $   (25,497)
     18           U.S. 5 Year Note (CBT)     03/29/18          2,091,976        2,090,953              (1,023)
     10           U.S. Long Bond (CBT)       03/20/18          1,533,123        1,530,000              (3,123)
                                                            ------------      -----------         -----------
                                                            $ 25,703,862      $25,674,219         $   (29,643)
                                                            ============      ===========         ===========

                                                                                               Net Unrealized
Number of                                    Expiration     Notional          Market             Appreciation
Contracts Short   Description                Date           Amount            Value            (Depreciation)
    172           U.S. 10 Year Note (CBT)    03/20/18       $ 21,468,582      $21,336,062         $   132,520
     33           U.S. 10 Year Ultra (CBT)   03/20/18          4,423,678        4,407,563              16,116
      5           U.S. Ultra Bond (CBT)      03/20/18            830,098          838,281              (8,184)
                                                            ------------      -----------         -----------
                                                            $ 26,722,358      $26,581,906         $   140,452
                                                            ------------      -----------         -----------
TOTAL FUTURES CONTRACTS                                     $ (1,018,496)     $  (907,687)        $   110,809
                                                            ============      ===========         ===========

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT - BUY PROTECTION

Notional                                                      Pay/       Annual     Expiration Premiums     Unrealized     Market
Amount ($)(1)  Obligation Reference/Index                     Receive(2) Fixed Rate Date       (Received) Depreciation      Value
  1,584,000    Markit CDX North America High Yield
               Index Series 28                                Receive    5.00%      6/20/22    $(111,497)  $   (30,100) $(141,597)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT - SELL PROTECTION

Notional                                                      Pay/       Annual     Expiration Premiums     Unrealized     Market
Amount ($)(1)  Obligation Reference/Index                     Receive(3) Fixed Rate Date       Paid       Appreciation      Value
  1,200,000    Markit CDX North America High Yield
               Index Series 24                                Pay        1.00%      6/20/20     $ 18,616   $     3,313  $  21,929

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION

Notional                              Obligation              Pay/       Annual     Expiration Premiums     Unrealized     Market
Amount ($)(1)  Counterparty           Reference/Index         Receive(3) Fixed Rate Date       (Received) Appreciation      Value
    100,000    JPMorgan Chase Bank NA Simon Property Group LP Pay        1.00%      6/20/22     $   (283)  $     2,138  $   1,855
    140,000    JPMorgan Chase Bank NA Simon Property Group LP Pay        1.00%      6/20/22         (462)        3,058      2,596
                                                                                                --------   -----------  ---------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION                    $   (745)  $     5,196  $   4,451
                                                                                                --------   -----------  ---------
TOTAL SWAP CONTRACTS                                                                            $(93,626)  $   (21,591) $(115,217)
                                                                                                ========   ===========  =========

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Receives Quarterly.

(3)  Pays Quarterly.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2017 were as follows:

                                                 Purchases              Sales
Long-Term U.S. Government                       $42,044,537          $12,198,148
Other Long-Term Securities                      $77,735,981          $51,094,694

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the year ended December 31, 2017, the Portfolio engaged in purchases and sales pursuant to these procedures amounting to $1,968,284 and $1,134,190, respectively, resulting in a gain (loss) of $(2,327).

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

At December 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $169,247,031 was as follows:

   Aggregate gross unrealized appreciation for all investments in which
    there is an excess of value over tax cost                               $ 2,548,096
   Aggregate gross unrealized depreciation for all investments in which
    there is an excess of tax cost over value                                (1,443,453)
                                                                            -----------
   Net unrealized appreciation                                              $ 1,104,643
                                                                            ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2017, in valuing the Portfolio's investments.

                                                    Level 1      Level 2      Level 3        Total
Convertible Preferred Stocks                      $1,727,264  $         --  $        --  $  1,727,264
Asset Backed Securities                                   --     4,405,326           --     4,405,326
Collateralized Mortgage Obligations                       --    31,785,012           --    31,785,012
Corporate Bonds
  Insurance
     Reinsurance                                          --            --       44,260        44,260
  All Other Corporate Bonds                               --    57,056,260           --    57,056,260
U.S. Government and Agency Obligations                    --    62,275,990           --    62,275,990
Foreign Government Bonds                                  --       413,700           --       413,700
Municipal Bonds                                           --     3,157,750           --     3,157,750
Senior Secured Floating Rate Loan Interests               --     6,852,497           --     6,852,497
Closed-End Fund
  Insurance
     Property & Casualty Insurance                        --     2,638,023           --     2,638,023
                                                  ----------  ------------  -----------  ------------
Total Investments in Securities                   $1,727,264  $168,584,558  $    44,260  $170,356,082
                                                  ==========  ============  ===========  ============
Other Financial Instruments
Net unrealized appreciation on futures contracts  $  110,809            --  $        --  $    110,809
Swap contracts, at value                                  --      (115,217)          --      (115,217)
                                                  ----------  ------------  -----------  ------------
Total Other Financial Instruments                 $  110,809  $   (115,217) $        --  $     (4,408)
                                                  ==========  ============  ===========  ============

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                        Corporate
                                                                          Bonds
Balance as of 12/31/16                                                  $ 52,870
Realized gain (loss)(1)                                                       --
Changed in unrealized appreciation (depreciation)(2)                      (8,610)
Accrued discounts/premiums                                                    --
Purchases                                                                 50,000
Sales                                                                    (50,000)
Transfers in to Level 3*                                                      --
Transfers out of Level 3*                                                     --
                                                                        --------
Balance as of 12/31/17                                                  $ 44,260
                                                                        ========

(1)  Realized gain (loss) on these securities is included in net realized gain
     (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. During the year ended December 31, 2017, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized depreciation of Level 3 investments
     still held and considered Level 3 at December 31, 2017:             $8,320.
                                                                         ======

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/17
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $166,205,627)  $167,718,059
  Investments in affiliated issuers, at value (cost $2,872,981)         2,638,023
  Cash                                                                    207,420
  Swaps collateral                                                        109,078
  Futures collateral                                                      255,075
  Due from broker for swaps                                               119,227
  Net unrealized appreciation on futures contracts                        110,809
  Receivables --
     Investment securities sold                                            27,395
     Portfolio shares sold                                                138,336
     Interest                                                             945,615
     Dividends                                                             11,944
  Other assets                                                             25,342
                                                                     ------------
         Total assets                                                $172,306,323
                                                                     ------------
LIABILITIES:
  Payables --
     Investment securities purchased                                 $         81
     Portfolio shares repurchased                                          23,424
     Trustees' fees                                                            51
     Professional fees                                                     46,746
     Custodian fees                                                        18,854
     Pricing expense                                                       16,816
  Due to broker for futures                                               110,809
  Variation margin for centrally cleared swap contracts                     1,806
  Variation margin for futures contracts                                   35,469
  Swap contracts, at value (net premiums received $93,626)                115,217
  Due to affiliates                                                        13,242
  Accrued expenses                                                         12,390
                                                                     ------------
         Total liabilities                                           $    394,905
                                                                     ------------
NET ASSETS:
  Paid-in capital                                                    $170,080,712
  Undistributed net investment income                                      89,554
  Accumulated net realized gain on investments                            374,460
  Net unrealized appreciation on investments                            1,366,692
                                                                     ------------
         Net assets                                                  $171,911,418
                                                                     ============
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class I (based on $49,672,398/4,498,986 shares)                    $      11.04
                                                                     ============
  Class II (based on $122,239,020/11,045,772 shares)                 $      11.07
                                                                     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                        $5,166,902
  Dividends from unaffiliated issuers                           81,859
  Dividends from affiliated issuers                             31,755
                                                            ----------
        Total investment income                                          $5,280,516
                                                                         ----------
EXPENSES:
  Management fees                                           $  614,588
  Administrative expense                                        65,774
  Distribution fees
     Class II                                                  278,750
  Custodian fees                                               118,871
  Professional fees                                             56,427
  Printing expense                                              28,919
  Pricing expense                                              107,459
  Trustees' fees                                                 7,413
  Miscellaneous                                                  5,879
                                                            ----------
     Total expenses                                                      $1,284,080
                                                                         ----------
        Net investment income                                            $3,996,436
                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                    $  842,302
     Investments in affiliated issuers                              30
     Futures contracts                                          (2,541)
     Swap contracts                                             13,922   $  853,713
                                                            ----------   ----------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                    $1,391,071
     Investments in affiliated issuers                        (204,005)
     Futures contracts                                          33,806
     Swap contracts                                            (44,299)  $1,176,573
                                                            ----------   ----------
  Net realized and unrealized gain (loss) on investments                 $2,030,286
                                                                         ----------
  Net increase in net assets resulting from operations                   $6,026,722
                                                                         ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Year Ended     Year Ended
                                                                                12/31/17       12/31/16*
FROM OPERATIONS:
Net investment income (loss)                                                  $  3,996,436   $  2,498,011
Net realized gain (loss) on investments                                            853,713        908,729
Change in net unrealized appreciation (depreciation) on investments              1,176,573        609,338
                                                                              ------------   ------------
      Net increase in net assets resulting from operations                    $  6,026,722   $  4,016,078
                                                                              ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.31 and $0.31 per share, respectively)                       $ (1,509,444)  $   (742,504)
      Class II ($0.29 and $0.28 per share, respectively)                        (2,913,195)    (2,111,985)
Net realized gain:
      Class I ($0.04 and $0.01 per share, respectively)                           (194,666)       (12,468)
      Class II ($0.04 and $0.01 per share, respectively)                          (391,774)       (40,204)
                                                                              ------------   ------------
          Total distributions to shareowners                                  $ (5,009,079)  $ (2,907,161)
                                                                              ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                             $ 48,929,968   $ 72,527,947
Reinvestment of distributions                                                    5,005,475      2,909,311
Cost of shares repurchased                                                     (26,968,298)   (23,131,426)
                                                                              ------------   ------------
      Net increase in net assets resulting from Portfolio share transactions  $ 26,967,145   $ 52,305,832
                                                                              ------------   ------------
      Net increase in net assets                                              $ 27,984,788   $ 53,414,749
NET ASSETS:
Beginning of year                                                             $143,926,630   $ 90,511,881
                                                                              ------------   ------------
End of year                                                                   $171,911,418   $143,926,630
                                                                              ============   ============
Undistributed net investment income                                           $     89,554   $    117,980
                                                                              ============   ============

                                                 Year Ended    Year Ended     Year Ended    Year Ended
                                                  12/31/17      12/31/17       12/31/16*     12/31/16*
                                                   Shares        Amount         Shares        Amount
CLASS I
Shares sold                                      1,607,025    $ 17,761,272     2,833,989    $ 31,014,619
Reinvestment of distributions                      154,058       1,700,506        68,349         755,785
Less shares repurchased                         (1,680,185)    (18,539,423)     (772,776)     (8,545,571)
                                                ----------    ------------    ----------    ------------
      Net increase                                  80,898    $    922,355     2,129,562    $ 23,224,833
                                                ==========    ============    ==========    ============
Class II
Shares sold                                      2,822,428    $ 31,168,696     3,756,805    $ 41,513,328
Reinvestment of distributions                      298,831       3,304,969       194,117       2,153,526
Less shares repurchased                           (763,890)     (8,428,875)   (1,317,939)    (14,585,855)
                                                ----------    ------------    ----------    ------------
      Net increase                               2,357,369    $ 26,044,790     2,632,983    $ 29,080,999
                                                ==========    ============    ==========    ============

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                                12/31/17    12/31/16*   12/31/15*   12/31/14*   12/31/13
Class I
Net asset value, beginning of period                            $ 10.96     $ 10.83     $ 11.23      $ 11.01     $ 11.49
                                                                -------     -------     -------      -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                                $  0.29(a)  $  0.27(a)  $  0.28(a)   $  0.37     $  0.46
    Net realized and unrealized gain (loss) on investments         0.14        0.18       (0.25)        0.29       (0.34)
                                                                -------     -------     -------      -------     -------
       Net increase (decrease) from investment operations       $  0.43     $  0.45     $  0.03      $  0.66     $  0.12
                                                                -------     -------     -------      -------     -------
Distribution to shareowners:
   Net investment income                                        $ (0.31)    $ (0.31)    $ (0.33)     $ (0.38)    $ (0.48)
   Net realized gain                                              (0.04)      (0.01)      (0.10)       (0.06)      (0.12)
                                                                -------     -------     -------      -------     -------
Total distributions                                             $ (0.35)    $ (0.32)    $ (0.43)     $ (0.44)    $ (0.60)
                                                                -------     -------     -------      -------     -------
Net increase (decrease) in net asset value                      $  0.08     $  0.13     $ (0.40)     $  0.22     $ (0.48)
                                                                -------     -------     -------      -------     -------
Net asset value, end of period                                  $ 11.04     $ 10.96     $ 10.83      $ 11.23     $ 11.01
                                                                =======     =======     =======      =======     =======
Total return (b)                                                   4.01%       4.10%       0.30%        6.05%       1.02%
Ratios of net expenses to average net assets (c)                   0.61%       0.62%       0.62%        0.62%       0.62%
Ratio of net investment income (loss) to average net assets        2.59%       2.46%       2.56%        3.30%       4.07%
Portfolio turnover rate                                              42%         50%         41%         119%         33%
Net assets, end of period (in thousands)                        $49,672     $48,442     $24,785      $25,470     $26,689
Ratios with no waiver of fees and assumption of expenses
    by the Adviser and no reduction for fees paid indirectly:
    Total expenses to average net assets (c)                       0.61%       0.68%       0.81%        0.99%       1.08%
    Net investment income (loss) to average net assets             2.59%       2.40%       2.37%        2.93%       3.61%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                                  12/31/17     12/31/16*   12/31/15*   12/31/14*   12/31/13
Class II
Net asset value, beginning of period                             $  10.99      $ 10.85     $ 11.25      $ 11.03     $ 11.50
                                                                 --------      -------     -------      -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                                 $   0.26(a)   $  0.25(a)  $  0.24(a)   $  0.33     $  0.41
    Net realized and unrealized gain (loss) on investments           0.15         0.18       (0.23)        0.30       (0.31)
                                                                 --------      -------     -------      -------     -------
       Net increase (decrease) from investment operations        $   0.41      $  0.43     $  0.01      $  0.63     $  0.10
                                                                 --------      -------     -------      -------     -------
Distribution to shareowners:
    Net investment income                                        $  (0.29)     $ (0.28)    $ (0.31)     $ (0.35)    $ (0.45)
    Net realized gain                                               (0.04)       (0.01)      (0.10)       (0.06)      (0.12)
                                                                 --------      -------     -------      -------     -------
Total distributions                                              $  (0.33)     $ (0.29)    $ (0.41)     $ (0.41)    $ (0.57)
                                                                 --------      -------     -------      -------     -------
Net increase (decrease) in net asset value                       $   0.08      $  0.14     $ (0.40)     $  0.22     $ (0.47)
                                                                 --------      -------     -------      -------     -------
Net asset value, end of period                                   $  11.07      $ 10.99     $ 10.85      $ 11.25     $ 11.03
                                                                 ========      =======     =======      =======     =======
Total return (b)                                                     3.74%        3.92%       0.08%        5.79%       0.83%
Ratios of net expenses to average net assets (c)                     0.86%        0.88%       0.84%        0.86%       0.90%
Ratio of net investment income (loss) to average net assets          2.35%        2.21%       2.18%        2.98%       3.69%
Portfolio turnover rate                                                42%          50%         41%         119%         33%
Net assets, end of period (in thousands)                         $122,239      $95,484     $65,727      $21,539     $ 8,313
Ratios with no waiver of fees and assumption of expenses by the
    Adviser and no reduction for fees paid indirectly:
    Total expenses to average net assets (c)                         0.86%        0.94%       1.03%        1.23%       1.36%
    Net investment income (loss) to average net assets               2.35%        2.16%       1.99%        2.62%       3.23%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio seeks current income and total return.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

     Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker dealers or using a third party insurance industry valuation model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

C.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2017, the Portfolio reclassified $397,777 to increase undistributed net investment income and $397,777 to decrease accumulated net realized gain on investments, futures contracts and swap contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

     ---------------------------------------------------------------------------
                                                         2017            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                  $4,787,637      $2,854,489
     Long-term capital gain                              221,442          52,672
                                                      ----------      ----------
       Total                                          $5,009,079      $2,907,161
                                                      ==========      ==========

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

     ---------------------------------------------------------------------------
                                                                         2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                    $  473,191
     Undistributed long-term capital gain                                252,872
     Net unrealized appreciation                                       1,104,643
                                                                      ----------
      Total                                                           $1,830,706
                                                                      ==========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to wash sales, premium and amortization, catastrophe bonds, credit default swaps, the mark to market of future and credit default swap contracts.

D.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

E.   Risks

     The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Portfolio.

     The Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

F.   Insurance-Linked Securities (ILS)

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments and therefore Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

G.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2017 is recorded as "Futures collateral" in the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" in the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended December 31, 2017 was $(15,188,581).

     At December 31, 2017, open futures contracts are listed in the Schedule of Investments.

H.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contract is recorded as "Variation margin on centrally cleared swaps" in the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

     segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" in the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at December 31, 2017 is recorded as "Swaps collateral" in the Statement of Assets and Liabilities.

     Open credit default swap contracts at December 31, 2017 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the year ended December 31, 2017 was $(20,649).

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets. For the year ended December 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equal to 0.40% of the Portfolio's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the year ended December 31, 2017, if any, are reflected in the Statement of Operations. This expense limitation is in effect through May 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,075 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2017.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown in the Statement of Operations and the Statement of Assets and Liabilities, respectively, include subtransfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $4,167 in distribution fees payable to the Distributor at December 31, 2017.

5. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset in the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2017.

-------------------------------------------------------------------------------------------------------------------
                                Derivative
                              Assets Subject
                                to Master         Derivatives     Non-Cash                            Net Amount of
                                 Netting           Available      Collateral       Cash Collateral      Derivative
Counterparty                    Agreement          for Offset    Received (a)       Received (a)        Assets (b)
-------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA             $4,451             $ --           $ --               $ --             $4,451
-------------------------------------------------------------------------------------------------------------------
 Total                             $4,451             $ --           $ --               $ --             $4,451
-------------------------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

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Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/17                               (continued)
--------------------------------------------------------------------------------

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2017 was as follows:

---------------------------------------------------------------------------------------------
Statement of Assets           Interest    Credit         Foreign          Equity    Commodity
and Liabilities              Rate Risk     Risk     Exchange Rate Risk     Risk       Risk
---------------------------------------------------------------------------------------------
Assets
  Net unrealized
  appreciation on
  futures contracts          $ 110,809   $     --        $     --        $     --   $      --
---------------------------------------------------------------------------------------------
  Total Value                $ 110,809   $     --        $     --        $     --   $      --
---------------------------------------------------------------------------------------------
Liabilities
  Swap contracts, at value   $      --   $115,217        $     --        $     --   $      --
---------------------------------------------------------------------------------------------
  Total Value                $      --   $115,217        $     --        $     --   $      --
---------------------------------------------------------------------------------------------

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations by risk exposure at December 31, 2017 was as follows:

---------------------------------------------------------------------------------------------
Statement of                  Interest    Credit         Foreign          Equity    Commodity
Operations                   Rate Risk     Risk     Exchange Rate Risk     Risk       Risk
---------------------------------------------------------------------------------------------
Net realized
gain (loss) on
  Futures contracts          $  (2,541)  $     --        $     --        $     --   $      --
  Swap contracts                    --     13,922              --              --          --
---------------------------------------------------------------------------------------------
  Total Value                $  (2,541)  $ 13,922        $     --        $     --   $      --
---------------------------------------------------------------------------------------------
Change in net
unrealized appreciation
(depreciation) on
  Futures contracts          $  33,806   $     --        $     --        $     --   $      --
  Swap contracts                    --    (44,299)             --              --          --
---------------------------------------------------------------------------------------------
  Total Value                $  33,806   $(44,299)       $     --        $     --   $      --
---------------------------------------------------------------------------------------------

52
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Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Bond VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Bond VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended December 31, 2013 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
February 14, 2018

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Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Amundi Pioneer Asset Management, Inc.                       The portfolio's Trustees and officers are listed below,
                                                            together with their principal occupations and other
Custodian and Sub-Administrator                             directorships they have held during at least the past five
Brown Brothers Harriman & Co.                               years. Trustees who are interested persons of the portfolios within the meaning of the 1940 Act are referred to as
Independent Registered Public Accounting Firm               Interested Trustees. Trustees who are not interested persons
Ernst & Young LLP                                           of the portfolio are referred to as Independent Trustees.
                                                            Each of the Trustees serves as a Trustee of each of the 44
Principal Underwriter                                       U.S. registered investment portfolios for which Amundi
Amundi Pioneer Distributor, Inc.                            Pioneer serves as investment adviser (the "Pioneer Funds").
                                                            The address for all Trustees and all officers of the
Legal Counsel                                               portfolios is 60 State Street, Boston, Massachusetts 02109.
Morgan, Lewis & Bockius LLP
                                                            The Statement of Additional Information of the Portfolio
Shareowner Services and Transfer Agent                      includes additional information about the Trustees and is
DST Asset Manager Solutions, Inc.                           available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (67)         Trustee since 2006. Serves     Private investor (2004 - 2008 and 2013   Director, Broadridge Financial
Chairman of the Board and    until a successor trustee is   - present); Chairman (2008 - 2013) and   Solutions, Inc. (investor
Trustee                      elected or earlier retirement  Chief Executive Officer (2008 - 2012),   communications and securities
                             or removal.                    Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)           Trustee since 2005. Serves     Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                      until a successor trustee is   Advisors (corporate advisory services    Trust (publicly-traded mortgage
                             elected or earlier retirement  company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                             or removal.                    present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and consulting  fund) (2010 - present);
                                                            company) (2010); Executive Vice          Director of Oxford Analytica,
                                                            President and Chief Financial Officer,   Inc. (2008 - present); and
                                                            I-trax, Inc. (publicly traded health     Director of Enterprise
                                                            care services company) (2004 - 2007);    Community Investment, Inc.
                                                            and Executive Vice President and Chief   (privately-held affordable
                                                            Financial Officer, Pedestal Inc.         housing finance company) (1985
                                                            (internet-based mortgage trading         - 2010)
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); Executive, The World Bank (1979
                                                            - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008. Serves     William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      until a successor trustee is   Political Economy, Harvard University    Funds Investment Trust and
                             elected or earlier retirement  (1972 - present)                         Mellon Institutional Funds
                             or removal.                                                             Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (70)    Trustee since 2000. Serves     Founding Director, Vice-President and    None
Trustee                      until a successor trustee is   Corporate Secretary, The Winthrop
                             elected or earlier retirement  Group, Inc. (consulting firm) (1982 -
                             or removal.                    present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            present); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017. (Advisory  Chief Investment Officer, 1199 SEIU      None
Trustee                      Trustee from 2014 - 2017)      Funds (healthcare workers union pension
                             Serves until a successor       funds) (2001 - present); Vice President
                             trustee is elected or earlier  - International Investments Group,
                             retirement or removal.         American International Group, Inc.
                                                            (insurance company) (1993 - 2001); Vice
                                                            President, Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd.
                                                            (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 1995. Serves     President and Chief Executive Officer,   Director of New America High
Trustee                      until a successor trustee is   Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                             elected or earlier retirement  banking firm) (1981 - present)           investment company) (2004 -
                             or removal.                                                             present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014. Serves     Consultant (investment company           None
Trustee                      until a successor trustee is   services) (2012 - present); Executive
                             elected or earlier retirement  Vice President, BNY Mellon (financial
                             or removal.                    and investment company services) (1969
                                                            - 2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon
                                                            Overseas Investment Corp. (financial
                                                            services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (55)*          Trustee since 2017. Serves     Chair, Director, CEO and President of    None
Trustee, President and Chief until a successor trustee is   Amundi Pioneer Asset Management USA,
Executive Officer            elected or earlier retirement  Inc. (since September 2014); Chair,
                             or removal                     Director and CEO of Amundi Pioneer
                                                            Asset Management, Inc. (since September
                                                            2014); Chair, Director and CEO of
                                                            Amundi Pioneer Distributor, Inc. (since
                                                            September 2014); Chair, Director, CEO
                                                            and President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Managing
                                                            Director, Morgan Stanley Investment
                                                            Management (2010 - 2013); Director of
                                                            Institutional Business, CEO of
                                                            International, Eaton Vance Management
                                                            (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014. Serves     Director and Executive Vice President    None
Trustee                      until a successor trustee is   (since 2008) and Chief Investment
                             elected or earlier retirement  Officer, U.S. (since 2010) of Amundi
                             or removal                     Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the portfolio's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                      OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J. Kelley (53)   Since 2003. Serves at the      Vice President and Associate General     None
Secretary and Chief          discretion of the Board        Counsel of Amundi Pioneer since January
Legal Officer                                               2008; Secretary and Chief Legal Officer
                                                            of all of the Pioneer Funds since June
                                                            2010; Assistant Secretary of all of the
                                                            Pioneer Funds from September 2003 to
                                                            May 2010; Vice President and Senior
                                                            Counsel of Amundi Pioneer from July
                                                            2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at the      Fund Governance Director of Amundi       None
Assistant Secretary          discretion of the Board        Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION         TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST            LENGTH OF SERVICE            PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (55)              Since 2010. Serves at the    Senior Counsel of Amundi Pioneer since   None
Assistant Secretary            discretion of the Board      May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010;
                                                            Counsel of Amundi Pioneer from June
                                                            2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves at the    Vice President - Fund Treasury of        None
Treasurer and Chief Financial  discretion of the Board      Amundi Pioneer; Treasurer of all of the
and Accounting Officer                                      Pioneer Funds since March 2008; Deputy
                                                            Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)          Since 2000. Serves at the    Director - Fund Treasury of Amundi       None
Assistant Treasurer            discretion of the Board      Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)             Since 2002. Serves at the    Fund Accounting Manager - Fund Treasury  None
Assistant Treasurer            discretion of the Board      of Amundi Pioneer; and Assistant
                                                            Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves at the    Fund Administration Manager - Fund       None
Assistant Treasurer            discretion of the Board      Treasury of Amundi Pioneer since
                                                            November 2008; Assistant Treasurer of
                                                            all of the Pioneer Funds since January
                                                            2009; Client Service Manager -
                                                            Institutional Investor Services at
                                                            State Street Bank from March 2003 to
                                                            March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves at the    Chief Compliance Officer of Amundi       None
Chief Compliance Officer       discretion of the Board      Pioneer and of all the Pioneer Funds
                                                            since March 2010; Chief Compliance
                                                            Officer of Amundi Pioneer Institutional
                                                            Asset Management, Inc. since January
                                                            2012; Chief Compliance Officer of
                                                            Vanderbilt Capital Advisors, LLC since
                                                            July 2012: Director of Adviser and
                                                            Portfolio Compliance at Amundi Pioneer
                                                            since October 2005; Senior Compliance
                                                            Officer for Columbia Management
                                                            Advisers, Inc. from October 2003 to
                                                            October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)           Since 2006. Serves at the    Director - Transfer Agency Compliance    None
Anti-Money Laundering Officer  discretion of the Board      of Amundi Pioneer and Anti-Money
                                                            Laundering Officer of all the Pioneer
                                                            Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          This page is for your notes.

                          This page is for your notes.
60

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18656-12-0218

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $245,000 payable to Ernst & Young LLP for the year ended
December 31, 2017 and $287,935 payable to Deloitte & Touche LLP for the year ended December 31, 2016.



(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $64,224
payable to Ernst & Young LLP for the year ended
December 31, 2017 and $53,052 payable to Deloitte & Touche LLP for the year ended December 31, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31 2017 and 2016, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $64,224 payable to Ernst & Young LLP for the year ended
December 31, 2017 and $53,052 payable to Deloitte & Touche LLP for the year ended December 31, 2016.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 27, 2018

* Print the name and title of each signing officer under his or her signature.